UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01027

Name of Registrant: Vanguard World Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2017 – August 31, 2018

Item 1: Reports to Shareholders

Annual Report | August 31, 2018
Vanguard U.S. Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisors’ Report.	5
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	34
About Your Fund’s Expenses.	35
Glossary.	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Vanguard U.S. Growth Fund returned nearly 28% for the 12 months ended August 31, 2018. The fund surpassed its benchmark’s 27.23% return and the 25.16% average return of its peers.

• Growth stocks outperformed value stocks and small-capitalization stocks generally led large- and mid-caps.

• The broad U.S. stock market advanced about 20% as corporate earnings remained strong and forecasts indicated continued growth for the U.S. economy.

• The fund’s five advisors manage their portions of the portfolio separately, but all seek to hold the stocks of large, high-quality companies with long-term growth potential.

• Information technology stocks, the fund’s largest weighting, contributed most to returns. Consumer discretionary stocks also significantly boosted results.

• Industrials and consumer staples helped the fund’s relative performance, while health care hindered it.

Total Returns: Fiscal Year Ended August 31, 2018
Total
Returns
Vanguard U.S. Growth Fund
Investor Shares	27.64%
Admiral™ Shares	27.78
Russell 1000 Growth Index	27.23
Large-Cap Growth Funds Average	25.16
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended August 31, 2018
Average
Annual Return
U.S. Growth Fund Investor Shares	12.17%
Russell 1000 Growth Index	12.84
Large-Cap Growth Funds Average	10.98
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
U.S. Growth Fund	0.43%	0.30%	1.10%

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.42% for Investor Shares and 0.30% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Large-Cap Growth Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
September 13, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.82%	15.84%	14.36%
Russell 2000 Index (Small-caps)	25.45	16.11	13.00
Russell 3000 Index (Broad U.S. market)	20.25	15.86	14.25
FTSE All-World ex US Index (International)	3.51	8.31	5.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.05%	1.76%	2.49%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.49	2.71	4.12
FTSE Three-Month U. S. Treasury Bill Index	1.49	0.74	0.44

CPI
Consumer Price Index	2.70%	1.90%	1.52%

4

Advisors’ Report

For the 12 months ended August 31, 2018, Vanguard U.S. Growth Fund returned almost 28%. It exceeded its benchmark, the Russell 1000 Growth Index, and the average return of its peers. Your fund is managed by five advisors. The use of multiple independent advisors enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table on page 10 presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on September 20, 2018.

Wellington Management Company llp

Portfolio Manager: Andrew J. Shilling, CFA, Senior Managing Director

We aim for our portion of the fund to outperform growth benchmarks and, in the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-capitalization companies that have attractive growth characteristics and that are protected by competitive barriers to entry. Our investment approach is based on identifying companies with a clear competitive advantage that will enable them to sustain above-average growth. We take a long-term perspective because we believe that investors often underestimate the potential for growth.

U.S. equities, as measured by the Standard & Poor’s 500 Index, gained 19.66% during the period. Growth stocks outperformed value stocks and small-capitalization companies led their larger-cap peers.

Notable contributors to performance included ServiceNow, a provider of enterprise cloud-based services; Mastercard, a global payments and technology company; and O’Reilly Automotive, an aftermarket auto parts retailer. Our avoidance of Comcast, a cable and telecommunications conglomerate, also benefited relative results.

Detractors included our underweight position in Apple, a designer, developer, and seller of consumer electronics, computer software, and online services; as well as our positions in eBay, a multinational e-commerce corporation, and Uber Technologies, a privately held transportation and ride-sharing company.

5

Given the combination of synchronized global growth and geopolitical uncertainty, we have maintained the portfolio’s exposure to quality growth companies benefiting from secular trends and long-cycle growth. We believe these companies, supported by strong barriers to entry, can outpace the broader market through the coming years.

We remain true to our process, seeking to invest in companies with competitive advantages, strong balance sheets, experienced and proven management, and the ability to sustain above-average growth. We are confident that this time-tested process will continue to yield a portfolio that is well-positioned to outperform.

Jackson Square Partners, LLC

Portfolio Managers:

Jeffrey S. Van Harte, CFA, Chairman and Chief Investment Officer

Christopher J. Bonavico, CFA, Equity Analyst

Christopher M. Ericksen, CFA, Equity Analyst

Daniel J. Prislin, CFA, Equity Analyst

During the period, strong performance in the information technology sector could not overcome weak performance in health care.

Among individual holdings, the largest detractors from performance during the 12 months were Celgene, Liberty Global, and Allergan.

Celgene, the largest detractor, saw the failure of a Crohn’s disease drug in clinical trials. This led to concern about the extent of Celgene’s pipeline, which has franchise-critical drugs rolling off patent in 2027.

In addition, a disappointing Celgene earnings report during the period cited lower-than-expected pricing and higher marketing spending for Otezla, a pill for psoriasis and psoriatic periods. Management believes that price discounting to increase market share in future years is the right strategy, albeit at the expense of revenue and earnings expectations for the next few years. Nonetheless, we believe these issues represented fundamental change at the company level and we exited the position.

The top contributors to performance during the period included PayPal, Mastercard, and Illumina. PayPal, the largest contributor, continues to see increasing business momentum, experiencing significant growth in total payment volume and active users. During the period, the company announced that over 2 million PayPal merchants would now accept Venmo, an attractive offering for merchants targeting millennials.

6

Notwithstanding the impressive stock performance year-to-date, we are excited about PayPal’s growth prospects. PayPal’s core payment product continues to show significant growth by expanding its reach to physical merchants, via Venmo and PayPal, and by increasing infrastructure offerings to other payment companies, via Braintree.

We remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

William Blair Investment Management, LLC

Portfolio Managers: James Golan, CFA, Partner David Ricci, CFA, Partner

Large-capitalization growth stocks advanced significantly over the fiscal year, with the Russell 1000 Growth benchmark rising over 27%. From a style perspective, our higher and more sustainable growth bias was a tailwind. All the sectors in which we invest were positive contributors to relative performance. Stock selection in information technology was the most positive, including our positions in Mastercard, Adobe, and Red Hat. Online retailer Amazon.com was the largest individual contributor to performance given accelerating trends across many of its business segments. Another notable contributor was Zoetis, an animal health care company.

The top detractor for the portfolio was energy drink maker Monster Beverage. The company reported sluggish sales growth for the end of 2017 because of inventory issues that we believed to be transitory. Other top detractors were Starbucks, SBA Communications, Facebook, and Affiliated Managers Group.

Broadly speaking, corporate earnings trends and forward-looking guidance reflect the strong economy. But to the extent that input costs begin to compress margins for the average company, we believe our portfolio companies, which generally offer strong value propositions to their customers and have more pricing flexibility, are better-positioned to withstand these pressures. Our focus remains on identifying companies with durable growth drivers, independent of the economic backdrop, whose stocks present compelling risk/reward opportunities.

7

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Tom Slater, Investment Manager, Partner Gary Robinson, Investment Manager

During a period of increased market volatility, the vast majority of the companies in the portfolio continued to produce outstanding operational results. Thus, many of their share prices appreciated significantly during the fiscal year.

Notable contributors to performance included Amazon, whose sales accelerated in its retail and Amazon Web Services businesses. Amazon’s Prime service now has over 100 million members globally. Other notable contributors were Grubhub, the online food ordering and delivery company, which announced a strategic partnership with Yum Brands, the owner of Taco Bell and KFC; and Abiomed, the maker of the world’s smallest heart pump.

Among the main detractors during this period was Tesla, which has been under scrutiny as it significantly ramps up Model 3 production. Drug discoverer Celgene’s share price also fell after it canceled two Crohn’s disease studies in October 2017.

Competition for capital in the portfolio remains high, so turnover continues to be very low. We invested in a handful of stocks with attractive and durable growth prospects, including Chegg (an online education tools provider), The Trade Desk (a leader in programmatic advertising), and Penumbra (a developer of medical tools to treat blood clots). Funding came in part from the complete sales of American Express, Seattle Genetics, and Waters, the laboratory instrument company.

We remain obsessed with capturing the long-term asymmetry of the U.S. equity market. We focus on the upside; find exceptional growth companies as defined by their culture, growth opportunity, and competitive edge; and demonstrate extraordinary patience.

Jennison Associates LLC

Portfolio Managers: Kathleen A. McCarragher, Managing Director

Blair A. Boyer, Managing Director

Equity returns were strong during the period, as global GDP advanced at a healthy pace, long-term interest rates remained low, and central banks tightened monetary policy gradually in light of subdued inflation. Solid U.S. economic fundamentals included accelerating expansion, robust employment, strong corporate profit growth, accumulating cash on company balance sheets, and rising business and consumer confidence. Reduced regulatory pressures and corporate taxation also contributed to market performance.

8

However, trade-related tensions gathered steam, as threats from Washington sparked retaliatory measures from global trade partners.

Consumer discretionary holdings were strong contributors to performance. Amazon advanced as strong execution across all business segments led to better-than-expected revenue, gross margin, and operating margin. Netflix continued to raise its competitive barriers with investments in content, resulting in strong subscriber growth and increased pricing and operating leverage.

In information technology, Adobe has become a subscription-based provider of digital services in two of the fastest-growing enterprise software markets––content creation and digital marketing.

Salesforce is benefiting from the shift to cloud computing, corporate focus on customer-facing applications, the emergence of mobile as a primary user interface in enterprise applications, and demand for analytical capabilities to optimize business processes. Graphics chipmaker Nvidia benefited from its strength in key high-growth markets where developers use its architecture and platform.

The portfolio’s health care positions lagged the benchmark sector. Celgene declined on pipeline disappointments. Still largely tied to its leading product, the company is in the early stages of its diversification strategy. Alexion, which makes drugs for rare genetic diseases, was challenged by an investigation into sales practices and by management changes.

9

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	36	3,910	Employs proprietary fundamental research and a
Company LLP			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth
			companies. The investment approach is based on the
			belief that stock prices often overreact to short-term
			trends and that bottom-up, intensive research
			focused on longer-term fundamentals can be used to
			identify stocks that will outperform the market over
			time.
Jackson Square Partners, LLC	36	3,863	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free cash flow generation that is
			attractively priced compared with the intrinsic value
			of the securities.
William Blair Investment	12	1,292	Uses a fundamental investment approach in pursuit
Management, LLC			of superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Baillie Gifford Overseas Ltd.	7	750	Uses an active, bottom-up approach to identify
			exceptional growth companies and own them for
			long periods. Such companies have special cultures,
			address large market opportunities, and enjoy
			sustainable competitive advantages. This approach is
			based on the belief that these factors drive long-term
			returns, and a long investment horizon enables the
			inherent asymmetry of equity market returns to be
			captured.
Jennison Associates LLC	6	688	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Cash Investments	3	328	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

10

U.S. Growth Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWUSX	VWUAX
Expense Ratio[1]	0.43%	0.30%
30-Day SEC Yield	0.44%	0.51%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	155	542	3,745
Median Market Cap	$68.5B	$111.4B	$71.0B
Price/Earnings Ratio	34.4x	29.1x	21.0x
Price/Book Ratio	6.6x	7.5x	3.1x
Return on Equity	17.6%	21.5%	15.0%
Earnings Growth Rate	15.6%	11.2%	8.4%
Dividend Yield	0.7%	1.1%	1.7%
Foreign Holdings	0.8%	0.0%	0.0%
Turnover Rate	33%	—	—
Short-Term Reserves	1.0%	—	—

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	FA Index
R-Squared	0.91	0.73
Beta	0.99	0.96

These measures show the degree and timing of the fund’Ten Largest Holdings (% of total net assets)s fluctuations compared with the indexes over 36 months.

Microsoft Corp.	Systems Software	6.7%
Alphabet Inc.	Internet Software &
	Services	5.6
Amazon.com Inc.	Internet & Direct
	Marketing Retail	4.4
Mastercard Inc.	Data Processing &
	Outsourced Services	4.0
Visa Inc.	Data Processing &
	Outsourced Services	3.3
PayPal Holdings Inc.	Data Processing &
	Outsourced Services	2.9
UnitedHealth Group Inc.	Managed Health
	Care	2.5
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	2.1
Facebook Inc.	Internet Software &
	Services	2.0
Biogen Inc.	Biotechnology	1.9
Top Ten		35.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.42% for Investor Shares and 0.30% for Admiral Shares.

11

U.S. Growth Fund

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary	16.3%	17.9%	13.1%
Consumer Staples	2.4	5.4	6.0
Energy	0.3	0.9	5.6
Financials	9.0	4.3	14.2
Health Care	12.6	13.7	14.3
Industrials	7.1	11.7	10.3
Information Technology	48.1	42.3	25.3
Materials	0.8	1.7	2.9
Other	0.9	0.0	0.0
Real Estate	2.3	2.0	3.7
Telecommunication
Services	0.1	0.1	1.8
Utilities	0.1	0.0	2.8

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

12

U.S. Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2008, Through August 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
U.S. Growth Fund*Investor Shares	27.64%	17.27%	12.17%	$31,535
Russell 1000 Growth Index	27.23	17.47	12.84	33,481
Large-Cap Growth Funds Average	25.16	15.69	10.98	28,341
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.26	14.21	10.94	28,246

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
U.S. Growth Fund Admiral Shares	27.78%	17.43%	12.33%	$159,964
Russell 1000 Growth Index	27.23	17.47	12.84	167,407
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.26	14.21	10.94	141,231

See Financial Highlights for dividend and capital gains information.

13

U.S. Growth Fund

Fiscal-Year Total Returns (%): August 31, 2008, Through August 31, 2018

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	1/6/1959	25.64%	16.72%	11.40%
Admiral Shares	8/13/2001	25.82	16.88	11.57

14

U.S. Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.3%)[1]
Consumer Discretionary (15.8%)
*	Amazon.com Inc.	237,834	478,691
*	Netflix Inc.	367,634	135,172
*	TripAdvisor Inc.	2,416,339	131,231
	Dollar General Corp.	1,177,700	126,874
	Home Depot Inc.	590,888	118,633
	Hasbro Inc.	1,137,676	112,983
*	Liberty Global plc	3,932,514	101,813
*	Booking Holdings Inc.	28,008	54,659
*	O’Reilly Automotive Inc.	160,486	53,830
^	Tesla Inc.	167,865	50,638
	McDonald’s Corp.	272,406	44,192
*	Wayfair Inc.	310,066	41,912
	Ross Stores Inc.	417,541	39,992
	Hilton Worldwide
	Holdings Inc.	513,965	39,894
*	Live Nation
	Entertainment Inc.	658,100	32,694
*	Liberty Global plc
	Class A	900,014	24,129
	Las Vegas Sands Corp.	318,098	20,810
	Starbucks Corp.	346,700	18,531
*,^	Under Armour Inc.
	Class A	763,853	15,621
	NIKE Inc. Class B	186,211	15,307
	Marriott International Inc.
	Class A	108,937	13,777
^	Stitch Fix Inc. Class A	310,840	12,614
	Kering SA	20,422	11,123
	Chegg Inc.	283,676	9,185
	Under Armour Inc.	330,088	6,262
			1,710,567
Consumer Staples (2.2%)
*	Monster Beverage Corp.	1,620,453	98,669
	Constellation Brands Inc.
	Class A	285,298	59,399

			Market
			Value•
		Shares	($000)
	Estee Lauder Cos. Inc.
	Class A	239,692	33,586
	Coca-Cola Co.	683,700	30,472
	Costco Wholesale Corp.	81,408	18,979
			241,105
Energy (0.2%)
	EOG Resources Inc.	158,000	18,680

Financials (8.5%)
	Intercontinental
	Exchange Inc.	2,660,162	202,784
	KKR & Co. Inc. Class A	5,619,694	146,562
	Charles Schwab Corp.	2,107,131	107,021
	CME Group Inc.	511,585	89,389
	MarketAxess Holdings
	Inc.	331,733	62,970
*	Markel Corp.	43,153	52,163
	Progressive Corp.	755,605	51,026
	TD Ameritrade Holding
	Corp.	726,727	42,564
	MSCI Inc. Class A	224,011	40,380
	Marsh & McLennan
	Cos. Inc.	428,276	36,245
	First Republic Bank	217,610	22,107
	Bank of America Corp.	636,668	19,692
	Interactive Brokers
	Group Inc.	184,329	11,458
	Morgan Stanley	214,203	10,460
	JPMorgan Chase & Co.	80,211	9,191
	Goldman Sachs
	Group Inc.	37,808	8,991
	S&P Global Inc.	23,483	4,862
			917,865
Health Care (12.1%)
	UnitedHealth Group Inc.	1,016,859	272,986
*	Biogen Inc.	582,997	206,084
*	Illumina Inc.	490,524	174,053
*	IQVIA Holdings Inc.	1,272,118	161,673

15

U.S. Growth Fund

			Market
			Value•
		Shares	($000)
*	Edwards Lifesciences
	Corp.	455,460	65,696
	Bristol-Myers Squibb Co.	1,052,113	63,705
*	ABIOMED Inc.	136,918	55,668
	Zoetis Inc.	526,800	47,728
*	DexCom Inc.	295,704	42,694
	Thermo Fisher Scientific
	Inc.	164,830	39,411
	Stryker Corp.	204,900	34,716
	Vertex Pharmaceuticals
	Inc.	117,936	21,747
	Dentsply Sirona Inc.	523,606	20,902
	BioMarin
	Pharmaceutical Inc.	133,733	13,371
	Alnylam Pharmaceuticals
	Inc.	108,266	13,281
	Novocure Ltd.	276,190	12,442
	Celgene Corp.	118,159	11,160
	Glaukos Corp.	151,567	10,363
	Penumbra Inc.	64,069	8,896
	Alexion Pharmaceuticals
	Inc.	69,243	8,464
	Centene Corp.	46,529	6,816
	Agios Pharmaceuticals
	Inc.	81,486	6,578
^	Denali Therapeutics Inc.	325,427	6,388
	Intuitive Surgical Inc.	8,693	4,868
	AstraZeneca plc ADR	85,907	3,294
			1,312,984
Industrials (6.7%)
	FedEx Corp.	574,179	140,071
	TransUnion	951,712	71,664
	Equifax Inc.	533,387	71,458
*	IHS Markit Ltd.	1,048,055	57,643
	Lockheed Martin Corp.	165,749	53,108
	Fortive Corp.	476,721	40,035
	Northrop Grumman Corp.	116,140	34,667
*	Verisk Analytics Inc.
	Class A	280,400	33,393
	AMETEK Inc.	425,314	32,732
	Raytheon Co.	163,100	32,529
*	Copart Inc.	344,500	22,155
	Boeing Co.	58,164	19,938
*	TransDigm Group Inc.	54,400	19,040
	Fortune Brands Home
	& Security Inc.	339,361	17,979
	Watsco Inc.	92,030	16,104
	CoStar Group Inc.	28,647	12,667
	Wabtec Corp.	98,684	10,689
	Canadian National
	Railway Co.	108,848	9,678
	HEICO Corp. Class A	121,263	9,034
	Parker-Hannifin Corp.	49,911	8,764

	NOW Inc.	438,702	7,541
	Caterpillar Inc.	50,077	6,953
			727,842
Information Technology (46.9%)
	Microsoft Corp.	6,467,924	726,542
	Mastercard Inc. Class A	2,023,696	436,228
*	Alphabet Inc. Class C	307,816	374,978
	Visa Inc. Class A	2,464,912	362,071
*	PayPal Holdings Inc.	3,412,237	315,052
*	Alphabet Inc. Class A	191,114	235,414
	Apple Inc.	991,908	225,788
*	Facebook Inc. Class A	1,212,916	213,146
*	Autodesk Inc.	1,287,152	198,672
*	Take-Two Interactive
	Software Inc.	1,095,395	146,301
*	eBay Inc.	4,147,753	143,554
*	Adobe Systems Inc.	528,506	139,267
*	Alibaba Group Holding
	Ltd. ADR	742,762	129,991
*	Electronic Arts Inc.	1,142,283	129,546
*	salesforce.com Inc.	583,470	89,084
*	Arista Networks Inc.	289,498	86,554
	Applied Materials Inc.	1,995,563	85,849
*	ServiceNow Inc.	418,599	82,196
*	FleetCor Technologies
	Inc.	377,329	80,650
	Activision Blizzard Inc.	1,071,837	77,279
*	Workday Inc. Class A	420,368	64,964
	CDW Corp.	629,835	55,148
	Global Payments Inc.	422,899	52,685
	GrubHub Inc.	359,272	51,775
	NVIDIA Corp.	181,361	50,904
	Microchip Technology
	Inc.	546,794	47,041
	Accenture plc Class A	268,300	45,361
	Alliance Data Systems
	Corp.	165,684	39,529
*	Red Hat Inc.	266,927	39,433
	SS&C Technologies
	Holdings Inc.	651,873	38,682
	Texas Instruments Inc.	313,800	35,271
*	2U Inc.	387,850	34,658
	Intuit Inc.	142,800	31,340
*	Gartner Inc.	180,886	27,089
*	Zillow Group Inc.	549,506	26,733
	Tencent Holdings Ltd.
	ADR	618,049	26,663
	Spotify Technology SA	122,528	23,222
	Tencent Holdings Ltd.	489,399	21,038
	Tableau Software Inc.
	Class A	121,346	13,574
	Shopify Inc.	90,895	13,241
	Cognex Corp.	225,105	12,111

16

U.S. Growth Fund

Market
Value•
Shares	($000)
Ellie Mae Inc.	107,895	11,369
Trade Desk Inc. Class A	74,977	10,638
New Relic Inc.	96,415	9,908
Square Inc.	94,110	8,342
Broadcom Inc.	32,292	7,073
5,075,954
Materials (0.7%)
Praxair Inc.	215,400	34,074
Sherwin-Williams Co.	64,725	29,487
Martin Marietta
Materials Inc.	39,310	7,812
71,373
Other (0.0%)
*,§,2 WeWork Class A PP	19,046	1,189
3	Vanguard Growth ETF	3,100	498
1,687
Real Estate (2.2%)
Crown Castle
International Corp.	935,148	106,635
American Tower Corp.	390,716	58,264
Equinix Inc.	128,874	56,206
*	SBA Communications
Corp. Class A	56,300	8,739
^	Redfin Corp.	433,340	8,584
238,428
Total Common Stocks
(Cost $6,095,055)	10,316,485
Preferred Stocks (0.9%)
*,§,2,4 Uber Technologies PP,
8.00%	999,588	43,432
*,§,2,4 WeWork Pfd. D1 PP	260,418	16,255
*,§,2,4 Airbnb Inc., 8.00%	128,123	14,815
*,§,2,4 WeWork Pfd. D2 PP	204,614	12,772
*,§,2,4 Pinterest Prf G PP,
8.00%	1,596,475	9,930
Total Preferred Stocks
(Cost $46,639)	97,204

Temporary Cash Investments (4.1%)[1]
Money Market Fund (3.5%)
[5,6]	Vanguard Market
	Liquidity Fund,
	2.153%	3,798,430	379,919

		Face
		Amount
		($000)
Repurchase Agreement (0.3%)
	Bank of America Securities,
	LLC 1.970%, 9/4/18
	(Dated 8/31/18,
	Repurchase Value
	$38,508,000,
	collateralized by Federal
	National Mortgage Assn.
	4.000%, 7/1/47 and
	Federal Home Loan
	Mortgage Corp. 4.000%,
	3/1/48, with a value of
	$39,270,000)	38,500	38,500

U. S. Government and Agency Obligations (0.3%)
7	United States Treasury
	Bill, 2.033%, 11/23/18	15,000	14,932
7	United States Treasury
	Bill, 2.093%, 12/20/18	13,000	12,919
			27,851
Total Temporary Cash Investments
(Cost $446,173)			446,270
Total Investments (100.3%)
(Cost $6,587,867)			10,859,959

17

U.S. Growth Fund

Amount
($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard	530
Receivables for Accrued Income	8,087
Receivables for Capital Shares Issued	13,959
Variation Margin Receivable—
Futures Contracts	135
Other Assets	83
Total Other Assets	22,794
Liabilities
Payables for Investment Securities
Purchased	(9,689)
Collateral for Securities on Loan	(20,372)
Payables to Investment Advisor	(4,147)
Payables for Capital Shares Redeemed	(8,145)
Payables to Vanguard	(9,593)
Other Liabilities	(2)
Total Liabilities	(51,948)
Net Assets (100%)	10,830,805

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	5,962,334
Undistributed Net Investment Income	15,412
Accumulated Net Realized Gains	570,540
Unrealized Appreciation (Depreciation)
Investment Securities	4,272,092
Futures Contracts	10,427
Foreign Currencies	—
Net Assets	10,830,805

Investor Shares—Net Assets
Applicable to 105,794,515 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,582,246
Net Asset Value Per Share—
Investor Shares	$43.31

Amount
($000)
Admiral Shares—Net Assets
Applicable to 55,652,500 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,248,559
Net Asset Value Per Share—
Admiral Shares	$112.28

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $19,826,000.
§ Security value determined using significant unobservable inputs.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.2% and 1.2%, respectively, of net assets.
2 Restricted securities totaling $98,393,000, representing 0.9% of net assets. See Restricted Securities table for additional information.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Perpetual security with no stated maturity date.
5 Includes $20,372,000 of collateral received for securities on loan.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Securities with a value of $12,887,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
PP—Private Placement.

18

U.S. Growth Fund

Restricted Securities as of Period End

				Acquisition
			Acquisition	Cost
Security Name			Date	($000)
Uber Technologies PP			June 2014	15,507
WeWork Pfd. D1 PP		December 2014		4,336
WeWork Pfd. D2 PP		December 2014		3,407
WeWork Class A PP		December 2014		317
Pinterest Prf G PP			March 2015	11,461
Airbnb Inc.			June 2015	11,928

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2018	1,796	260,609	9,411
E-mini S&P Mid-Cap 400 Index	September 2018	262	53,595	1,016
				10,427

See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Growth Fund

Statement of Operations

Year Ended
August31,2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	62,503
Dividends—Affiliated Issuers	5
Interest—Unaffiliated Issuers	697
Interest—Affiliated Issuers	5,302
Securities Lending—Net	1,441
Total Income	69,948
Expenses
Investment Advisory Fees—Note B
Basic Fee	15,434
Performance Adjustment	516
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,549
Management and Administrative—Admiral Shares	5,899
Marketing and Distribution—Investor Shares	578
Marketing and Distribution—Admiral Shares	288
Custodian Fees	87
Auditing Fees	42
Shareholders’ Reports and Proxy—Investor Shares	143
Shareholders’ Reports and Proxy—Admiral Shares	50
Trustees’ Fees and Expenses	17
Total Expenses	32,603
Expenses Paid Indirectly	(254)
Net Expenses	32,349
Net Investment Income	37,599
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	675,367
Investment Securities Sold—Affiliated Issuers	(3)
Futures Contracts	37,205
Foreign Currencies	(35)
Realized Net Gain (Loss)	712,534
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	1,478,844
Investment Securities—Affiliated Issuers	148
Futures Contracts	8,584
Foreign Currencies	(1)
Change in Unrealized Appreciation (Depreciation)	1,487,575
Net Increase (Decrease) in Net Assets Resulting from Operations	2,237,708

1 Dividends are net of foreign withholding taxes of $238,000.
See accompanying Notes, which are an integral part of the Financial Statements.

20

U.S. Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	37,599	38,021
Realized Net Gain (Loss)	712,534	376,701
Change in Unrealized Appreciation (Depreciation)	1,487,575	863,174
Net Increase (Decrease) in Net Assets Resulting from Operations	2,237,708	1,277,896
Distributions
Net Investment Income
Investor Shares	(15,531)	(14,717)
Admiral Shares	(16,499)	(16,728)
Realized Capital Gain[1]
Investor Shares	(180,528)	(38,970)
Admiral Shares	(192,765)	(32,022)
Total Distributions	(405,323)	(102,437)
Capital Share Transactions
Investor Shares	(383,169)	(313,395)
Admiral Shares	1,477,489	181,650
Net Increase (Decrease) from Capital Share Transactions	1,094,320	(131,745)
Total Increase (Decrease)	2,926,705	1,043,714
Net Assets
Beginning of Period	7,904,100	6,860,386
End of Period[2]	10,830,805	7,904,100

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $24,991,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $15,412,000 and $12,569,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

U.S. Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.62	$30.32	$30.89	$31.03	$24.67
Investment Operations
Net Investment Income	.134[1]	.151[1]	.151	.169	.168
Net Realized and Unrealized Gain (Loss)
on Investments	9.394	5.590	1.944	2.168	6.303
Total from Investment Operations	9.528	5.741	2.095	2.337	6.471
Distributions
Dividends from Net Investment Income	(.146)	(.121)	(.147)	(.194)	(.111)
Distributions from Realized Capital Gains	(1.692)	(.320)	(2.518)	(2.283)	—
Total Distributions	(1.838)	(.441)	(2.665)	(2.477)	(.111)
Net Asset Value, End of Period	$43.31	$35.62	$30.32	$30.89	$31.03

Total Return[2]	27.64%	19.24%	6.89%	7.96%	26.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,582	$4,113	$3,794	$3,975	$4,038
Ratio of Total Expenses to Average Net Assets[3]	0.42%	0.43%	0.46%	0.47%	0.44%
Ratio of Net Investment Income to
Average Net Assets	0.35%	0.47%	0.50%	0.53%	0.59%
Portfolio Turnover Rate	33%	27%	32%	38%	36%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.01, (0.01%), 0.02%, 0.03%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

22

U.S. Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$92.24	$78.52	$80.01	$80.37	$63.91
Investment Operations
Net Investment Income	. 476[1]	.502[1]	.506	.563	.557
Net Realized and Unrealized Gain (Loss)
on Investments	24.323	14.480	5.018	5.607	16.293
Total from Investment Operations	24.799	14.982	5.524	6.170	16.850
Distributions
Dividends from Net Investment Income	(. 375)	(. 433)	(. 499)	(. 623)	(. 390)
Distributions from Realized Capital Gains	(4.384)	(.829)	(6.515)	(5.907)	—
Total Distributions	(4.759)	(1.262)	(7.014)	(6.530)	(.390)
Net Asset Value, End of Period	$112.28	$92.24	$78.52	$80.01	$80.37

Total Return[2]	27.78%	19.42%	7.03%	8.12%	26.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,249	$3,791	$3,066	$2,421	$1,868
Ratio of Total Expenses to Average Net Assets[3]	0.30%	0.30%	0.32%	0.33%	0.30%
Ratio of Net Investment Income to
Average Net Assets	0.47%	0.60%	0.64%	0.67%	0.73%
Portfolio Turnover Rate	33%	27%	32%	38%	36%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.01, (0.01%), 0.02%, 0.03%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

23

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The

24

U.S. Growth Fund

clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in

25

U.S. Growth Fund

Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company LLP, Jackson Square Partners, LLC, William Blair Investment Management, LLC, Baillie Gifford Overseas Ltd., and Jennison Associates LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company LLP, Jackson Square Partners, LLC, and Jennison Associates LLC are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for preceding five years. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years.

26

U.S. Growth Fund

Vanguard manages the cash reserves of the fund as described below.

For the year ended August 31, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before an increase of $516,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $530,000, representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2018, these arrangements reduced the fund’s management and administrative expenses by $248,000 and custodian fees by $6,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

27

U.S. Growth Fund

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	10,283,135	32,161	1,189
Preferred Stocks	—	—	97,204
Temporary Cash Investments	379,919	66,351	—
Futures Contracts—Assets[1]	135	—	—
Total	10,663,189	98,512	98,393
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended August 31, 2018. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

	Investments	Investments
	in Common	in Preferred
	Stocks	Stocks
Amount Valued Based on Level 3 Inputs	($000)	($000)
Balance as of August 31, 2017	2,715	107,415
Sales	(1,728)	(13,481)
Net Realized Gain (Loss)	1,173	7,133
Change in Unrealized Appreciation (Depreciation)	(971)	(3,863)
Balance as of August 31, 2018	1,189	97,204

Net change in unrealized appreciation (depreciation) from investments still held as of August 31, 2018, was ($4,834,000)

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U.S. Growth Fund

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of August 31, 2018:

	Fair Value
	at 8/31/2018			Amount or Range/
Security Type	($000)	Valuation Technique	Unobservable Input	Weighted Avg.
Common Stocks	1,189	Target Event[1]	Weighted Average	25% at $94.25
			Price—Series G	75% at $51.81
			and H Shares
Preferred Stocks	29,027	Target Event[1]	Weighted Average	25% at $94.25
			Price—Series G	75% at $51.81
			and H Shares
	43,432	Last Bid Price[2]	Average Secondary	$43.45
			Market Bids
	9,930	Comparable	Enterprise Value/	6.7x
		Company Approach	Next 12 Month
			Revenue Multiple
			Liquidity Discount	10%
			IPO/M&A Probability	75%/25%
	14,815	Comparable	Enterprise Value/	6.88x–8.05x
		Company Approach[3]	Revenue Projections
			Multiples
			Liquidity Discount	10%
			Weighted	50%–50%
			Probability IPO

1 During the period ended August 31, 2018, the valuation technique was changed from Recent Market Transaction to Target Event.
This was considered to be a more relevant measure of fair value for this investment.
2 During the period ended August 31, 2018, the valuation technique was changed from Target Event to Last Bid Price. This was considered to be a more relevant measure of fair value for this investment.
3 During the period ended August 31, 2018, the valuation technique was changed from Recent Market Transaction to Comparable
Company Approach. This was considered to be a more relevant measure of fair value for this investment.

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

F. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	58,168
Undistributed (Overdistributed) net investment income	(2,726)
Accumulated net realized gains (losses)	(55,442)

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U.S. Growth Fund

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	111,529
Undistributed long-term gains	493,874
Capital loss carryforwards	—
Net unrealized gains (losses)	4,271,876

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	6,588,083
Gross unrealized appreciation	4,387,209
Gross unrealized depreciation	(115,333)
Net unrealized appreciation (depreciation)	4,271,876

G. During the year ended August 31, 2018, the fund purchased $3,502,376,000 of investment securities and sold $2,847,689,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	885,293	22,516	285,406	8,912
Issued in Lieu of Cash Distributions	192,107	5,198	52,776	1,792
Redeemed	(1,460,569)	(37,385)	(651,577)	(20,372)
Net Increase (Decrease)—Investor Shares	(383,169)	(9,671)	(313,395)	(9,668)
Admiral Shares
Issued	2,260,647	22,186	701,009	8,412
Issued in Lieu of Cash Distributions	199,346	2,082	46,252	607
Redeemed	(982,504)	(9,715)	(565,611)	(6,971)
Net Increase (Decrease)—Admiral Shares	1,477,489	14,553	181,650	2,048

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U.S. Growth Fund

I. Transactions during the period in investments where the issuer is another member of The
Vanguard Group were as follows:
					Current Period Transactions
	Aug. 31,		Proceeds	Realized				Aug. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss) .	App (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Growth ETF 409		—	—	—	89	5	—	498
Vanguard Market
Liquidity Fund	286,634	NA1	NA1	(3)	59	5,302	—	379,919
Total	287,043			(3)	148	5,307	—	380,417
1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard U.S. Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard U.S. Growth Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

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Special 2018 tax information (unaudited) for Vanguard U.S. Growth Fund

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $394,981,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $48,671,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 34.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

33

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Growth Fund Investor Shares
Periods Ended August 31, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	27.64%	17.27%	12.17%
Returns After Taxes on Distributions	26.17	16.00	11.51
Returns After Taxes on Distributions and Sale of Fund Shares	17.09	13.65	9.99

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

35

Six Months Ended August 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	2/28/2018	8/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,115.09	$2.13
Admiral Shares	1,000.00	1,115.66	1.60
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.19	$2.04
Admiral Shares	1,000.00	1,023.69	1.53

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.40% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

36

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

37

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

38

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q230 102018

Annual Report | August 31, 2018
Vanguard International Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisors’ Report.	5
Fund Profile.	9
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	34
About Your Fund’s Expenses.	35
Glossary.	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Vanguard International Growth Fund returned about 11% for the 12 months ended August 31, 2018. It significantly surpassed its benchmark and the average return of its peers.

• The fund’s advisors added value in all regional sectors in which we invested, including North America, Europe, the Pacific, and emerging markets. In Europe, holdings in the Netherlands and France were the top relative performers. In the Pacific, South Korea and Japan had the largest impact.

• In emerging markets, positioning in China and Brazil helped the most.

• The fund outpaced its benchmark in a majority of industry sectors. The biggest contributors were consumer discretionary, information technology, and health care; each added about two percentage points to relative returns.

Total Returns: Fiscal Year Ended August 31, 2018
Total
Returns
Vanguard International Growth Fund
Investor Shares	10.97%
Admiral™ Shares	11.14
MSCI All Country World Index ex USA	3.18
International Funds Average	3.64
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended August 31, 2018
Average
Annual Return
International Growth Fund Investor Shares	7.06%
Spliced International Index	2.80
International Funds Average	3.53
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
International Growth Fund	0.45%	0.32%	1.31%

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the fund’s expense ratios were 0.45% for Investor Shares and 0.32% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: International Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
September 13, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.82%	15.84%	14.36%
Russell 2000 Index (Small-caps)	25.45	16.11	13.00
Russell 3000 Index (Broad U.S. market)	20.25	15.86	14.25
FTSE All-World ex US Index (International)	3.51	8.31	5.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.05%	1.76%	2.49%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.49	2.71	4.12
FTSE Three-Month U. S. Treasury Bill Index	1.49	0.74	0.44

CPI
Consumer Price Index	2.70%	1.90%	1.52%

4

Advisors’ Report

For the 12 months ended August 31, 2018, Vanguard International Growth Fund returned 10.97% for Investor Shares and 11.14% for Admiral Shares. Those results were well ahead of the 3.18% benchmark index return and the 3.64% average return of peer funds. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on September 18, 2018.

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	60	22,484	The advisor seeks stocks that can generate
			above-average growth in earnings and cash
			flow, producing a bottom-up, stock-driven
			approach to country and asset allocation. An
			in-depth view on each company is measured
			against the consensus view, leading to
			discrepancies and potential opportunities to add
			value.
Schroder Investment	39	14,343	Equity analysts located around the world and an
Management North America Inc.			international team of global sector specialists
			help to identify reasonably priced companies
			with strong growth prospects and a sustainable
			competitive advantage.
Cash Investments	1	417	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor may also
			maintain a modest cash position.

5

Baillie Gifford Overseas Ltd.

Portfolio Managers: James K. Anderson, Head of Global Equities

Thomas Coutts

Our greatest challenge is daring to imagine the future. We try to understand how large and how great a merely promising company can become. This endeavor is often at odds with large swathes of our industry, but this is where our skillset lies. We don’t debate, ruminate, or panic about loss aversion. Instead, we imagine what success looks like. We research companies that are capable of exploiting exponential and enduring trends. When we find such a business, we support it where appropriate and, most important, we are patient.

Patience has been most necessary this year with regard to the world’s largest online grocery retailer, Ocado. Held in the portfolio since 2014, Ocado suffered several disappointments while working to master and distribute its technology. With an end-to-end grocery retail system and recent deals including one with U.S. giant Kroger, Ocado seems well-placed to take advantage of structural and transformative trends in its $300 billion market.

Some of the biggest contributors to the fund that are also driving transformative change are three innovative health care companies. Illumina, the global leader in DNA sequencing, produces machines that make it possible to affordably and rapidly identify the human genetic code. Demand for its sequencing consumables, lab equipment, and other services grew 30% this year. The enormous potential for new treatments and cures is enhanced by a less competitive environment and greater acceptance of gene sequencing.

South Korean biotech Celltrion hopes to become the world’s leading science company with a focus on biologic generics—creating drugs from complex biological molecules. Sales of its biosimilar products targeting cancer and autoimmune diseases have grown considerably.

Sales and profits for Japanese medical portal M3 have risen more than 20% over the year. We are excited by its growth at home and overseas and its willingness to invest in technology including artificial intelligence.

The strong operational performance of a number of holdings contributed to the fund’s overall return. Companies with a focus on consistent heavy investment in the future have been particularly well-rewarded. Amazon and ASML are reaping the rewards of long-term behavior; Amazon’s share price doubled over the period.

Among the fund’s detractors, Spanish fashion retailer Inditex struggled with a testing retail environment and currency headwinds. Danish biotech Genmab’s share price fell after the termination of a partner study into an alternative use for the drug Darzalex. We believe in

6

Darzalex’s potential and, more broadly, in Genmab’s pipeline of antibody therapeutics in clinical development.

Our long-term approach to investing and low turnover set the bar high for getting new stocks into the portfolio. New positions during the period included Danish health care company Ambu, Chinese financial services company Ping An Insurance, and Belgian materials company Umicore. We sold Atlas Copco, Exor, Naver, Rakuten, and Richemont. A few of our unlisted holdings graduated to the listed market, including Home24, HelloFresh, and Spotify, a music streaming platform. Because only 7% of the world’s top 1 billion consumers currently have a streaming account, we believe the opportunity in this area is substantial.

Schroder Investment Management North America Inc.

Portfolio Manager: Simon Webber, CFA

Having performed strongly into the end of 2017, international equity markets have struggled to make headway in 2018, with rising U.S. interest rates and the strong U.S. dollar putting pressure on emerging markets. U.S.–China trade tensions also escalated, and the inevitable uncertainty that accompanies such public disputes has worried businesses and financial markets. European equities have been torn between supportive corporate earnings and economic growth factors and nerves over the high public spending plans of the new government in Italy.

Our positions in the information technology sector have been particularly supportive over the fiscal year, as have our holdings in consumer discretionary and consumer staples. Health care and telecommunication services detracted slightly, as did our low exposure to the resurgent energy sector. Amid a challenging period for emerging markets overall, our exposure here was relatively resilient.

In March, we began a position in newly listed iQIYI, a video streaming service with huge growth potential, and the shares have already performed well. Video streaming is growing rapidly in China, and iQIYI is the leading platform for self-generated video content, including dramas and reality TV shows.

Through its relationship with Baidu, its search engine parent company, iQIYI can bring a very precise level of targeting and interactivity to its advertising, which we think will prove exceptionally valuable as the middle class grows in China. While the company operates in an extremely competitive industry with rising content costs, its management team has shown strong capability in content selection, development, and innovation.

BBVA, a Spanish-listed bank, performed poorly; it declined sharply in August, primarily because of fears over the Turkish

7

currency crisis and its implications for BBVA’s subsidiary, Garanti Bank. Garanti accounts for only 10% of BBVA’s earnings, however, and business momentum in BBVA’s Mexican, Spanish, and U.S. businesses, which account for 80% of earnings, is robust. One thing we really like about BBVA is its leadership in digital services, which after several years of investment are now driving down costs and allowing BBVA to gain market share in all of its locations.

International equities are at an interesting juncture. After treading water for the last four years in dollar terms, valuations have become much more attractive at approximately 13 times forward earnings, about a 20% discount to U.S. equities. Lead indicators of economic growth and business profits in international economies remain solid, and central bank monetary policy remains largely expansionary.

The main uncertainty for the outlook is probably the recent trend toward more protectionist economic policies. A protracted trade war would have implications far beyond just the United States and China and could lead to a major weakening of business sentiment and investment.

With rising U.S. interest rates and a rising U.S. dollar, the usual pattern of pressure on emerging-market equities and currencies has repeated in 2018. This has opened up opportunities in strong companies in these markets, and we increased exposure there over the summer. For example, we bought a new holding in B3, a Brazilian stock exchange. We are, however, cautious about companies and countries with high levels of debt. After a decade of low and declining interest rates, there is plenty of complacency in financial markets regarding the risks to equity holders from leverage.

We continue to believe that a period of disruptive change is unfolding across many industries and that this will be a powerful source of investment performance. It remains critical for businesses and investors alike to ensure that they are on the right side of the disruption, and we are focused on identifying those businesses that are willing to invest for the long term to create sustainable growth business models.

8

International Growth Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWIGX	VWILX
Expense Ratio[1]	0.45%	0.32%

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	128	2,151
Median Market Cap	$51.4B	$34.5B
Price/Earnings Ratio	20.8x	13.8x
Price/Book Ratio	3.1x	1.7x
Return on Equity	15.3%	12.8%
Earnings Growth Rate	16.8%	9.2%
Dividend Yield	1.5%	3.0%
Turnover Rate	16%	—
Short-Term Reserves	0.1%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	22.8%	11.0%
Consumer Staples	6.0	9.6
Energy	1.6	7.4
Financials	15.2	21.9
Health Care	10.8	8.5
Industrials	9.4	11.8
Information Technology	24.9	11.9
Materials	5.5	8.0
Other	0.8	0.0
Real Estate	0.0	3.1
Telecommunication Services	3.0	3.8
Utilities	0.0	3.0

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
MSCI AC
World
Index
ex USA
R-Squared	0.85
Beta	1.08

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Alibaba Group Holding	Internet Software &
Ltd.	Services	4.9%
Amazon.com Inc.	Internet & Direct
	Marketing Retail	4.0
Tencent Holdings Ltd.	Internet Software &
	Services	4.0
ASML Holding NV	Semiconductor
	Equipment	3.8
AIA Group Ltd.	Life & Health
	Insurance	3.2
Baidu Inc.	Internet Software &
	Services	2.8
Illumina Inc.	Life Sciences Tools
	& Services	2.6
L'Oreal SA	Personal Products	1.8
Industria de Diseno
Textil SA	Apparel Retail	1.7
Ferrari NV	Automobile
	Manufacturers	1.7
Top Ten		30.5%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.45% for Investor Shares and 0.32% for Admiral Shares.

9

International Growth Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	8.7%	11.8%
Germany	8.6	6.6
France	6.9	7.6
Sweden	5.8	1.8
Netherlands	3.8	2.5
Switzerland	3.2	5.7
Spain	3.1	2.0
Denmark	2.9	1.2
Italy	2.6	1.6
Belgium	1.3	0.7
Other	1.2	2.0
Subtotal	48.1%	43.5%
Pacific
Japan	11.5%	16.5%
Hong Kong	4.2	2.5
South Korea	2.1	3.7
Other	0.9	5.7
Subtotal	18.7%	28.4%
Emerging Markets
China	16.6%	7.7%
India	1.9	2.3
Taiwan	1.1	3.0
Other	1.5	7.8
Subtotal	21.1%	20.8%
North America
United States	10.4%	0.0%
Canada	1.2	6.7
Subtotal	11.6%	6.7%
Middle East
Israel	0.5%	0.6%

10

International Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2008, Through August 31, 2018
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2018
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	International Growth Fund Investor
	Shares	10.97%	10.46%	7.06%	$19,776
•	Spliced International Index	3.18	5.43	2.80	13,187
–	International Funds Average	3.64	5.63	3.53	14,152
	MSCI All Country World Index ex
	USA	3.18	5.43	3.44	14,023

For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
International Growth Fund Admiral Shares	11.14%	10.60%	7.21%	$100,263
Spliced International Index	3.18	5.43	2.80	65,934
MSCI All Country World Index ex USA	3.18	5.43	3.44	70,115

See Financial Highlights for dividend and capital gains information.

11

International Growth Fund

Fiscal-Year Total Returns (%): August 31, 2008, Through August 31, 2018

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	9/30/1981	19.82%	11.58%	6.19%
Admiral Shares	8/13/2001	19.99	11.73	6.34

12

International Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (98.1%)[1]
Australia (0.4%)
Brambles Ltd.	20,616,851	162,831

Austria (0.3%)
Erste Group Bank AG	3,198,807	127,396

Belgium (1.3%)
^ Umicore SA	8,844,721	493,353

Brazil (0.6%)
Telefonica Brasil SA
Preference Shares	9,014,000	88,567
Raia Drogasil SA	4,326,949	81,799
B3 SA - Brasil Bolsa
Balcao	9,572,199	51,138
		221,504
Canada (1.2%)
Nutrien Ltd.	3,901,339	219,252
Toronto-Dominion Bank	3,609,742	217,553
		436,805
China (16.1%)
* Alibaba Group Holding
Ltd. ADR	10,403,785	1,820,766
Tencent Holdings Ltd.	34,387,600	1,478,226
* Baidu Inc. ADR	4,633,984	1,049,505
* TAL Education Group
ADR	18,485,132	547,160
Ping An Insurance
Group Co. of China
Ltd.	37,534,500	362,052
* Ctrip.com International
Ltd. ADR	9,001,376	352,404
China Pacific Insurance
Group Co. Ltd.	34,591,800	129,090
China Mobile Ltd.	12,385,500	116,492
*,^ iQIYI Inc. ADR	3,720,079	107,510

			Market
			Value•
		Shares	($000)
	New Oriental Education
	& Technology Group
	Inc. ADR	607,386	47,741
			6,010,946
Denmark (2.9%)
*	Genmab A/S	2,594,661	450,319
*	Ambu A/S Class B	5,449,774	204,606
	Chr Hansen Holding A/S	1,658,818	168,700
	Novozymes A/S	2,401,809	131,842
	Vestas Wind Systems
	A/S	1,758,934	123,369
			1,078,836
France (6.8%)
	L’Oreal SA	2,749,942	658,354
	Kering SA	1,068,263	581,857
	Schneider Electric SE	4,912,666	399,228
	TOTAL SA	5,310,287	332,997
	Essilor International Cie
	Generale d’Optique SA	2,037,356	294,388
	Vivendi SA	7,326,402	190,421
	LVMH Moet Hennessy
	Louis Vuitton SE	163,739	57,399
			2,514,644
Germany (8.4%)
*,2	Zalando SE	10,466,867	550,560
	BASF SE	4,493,126	415,191
*,2	Delivery Hero SE	6,243,703	344,001
	Bayerische Motoren
	Werke AG	3,342,345	323,562
	Continental AG	1,148,340	210,530
	SAP SE	1,528,319	183,472
	adidas AG	732,915	182,884
*,3	HelloFresh SE	10,552,945	150,128
	Infineon Technologies
	AG	5,546,673	141,047
	Linde AG- Tender Line	560,638	127,647
	HeidelbergCement AG	1,327,669	105,705
*,2	Rocket Internet SE	2,762,933	95,559

13

	International Growth Fund

			Market
			Value•
		Shares	($000)
*	MorphoSys AG	664,989	78,564
	Deutsche Telekom AG	4,758,615	76,741
	Puma SE	92,383	50,610
*,^	AIXTRON SE	3,130,112	39,108
*,4	Home24 SE (Restricted)	1,016,090	28,586
*	Home24 SE	846,166	25,542
			3,129,437
	Hong Kong (4.1%)
	AIA Group Ltd.	139,639,400	1,205,683
	Jardine Matheson
	Holdings Ltd.	3,169,100	200,147
	Hong Kong Exchanges
	& Clearing Ltd.	4,767,930	135,847
			1,541,677
	India (1.9%)
	Housing Development
	Finance Corp. Ltd.	11,680,736	319,442
	HDFC Bank Ltd.	7,956,722	232,495
	Zee Entertainment
	Enterprises Ltd.	17,384,845	122,702
	*,§,4 ANI Technologies	166,185	31,681
			706,320
	Indonesia (0.3%)
	Bank Central Asia
	Tbk PT	66,247,400	111,580

	Israel (0.5%)
*	Check Point Software
	Technologies Ltd.	1,508,375	175,258

	Italy (2.6%)
	Ferrari NV	4,745,012	621,244
*	Fiat Chrysler
	Automobiles NV	13,737,294	232,570
	Intesa Sanpaolo SPA
	(Registered)	40,816,981	100,768
			954,582
	Japan (11.2%)
	M3 Inc.	13,418,200	591,094
	SoftBank Group Corp.	6,053,300	560,459
	SMC Corp.	1,461,200	486,816
	Nidec Corp.	2,080,800	301,219
	Recruit Holdings
	Co. Ltd.	9,518,200	290,124
	Nintendo Co. Ltd.	663,700	238,899
	Bridgestone Corp.	5,803,800	213,459
	Kubota Corp.	11,587,900	181,127
	Toyota Motor Corp.	2,810,700	174,974
	Sekisui Chemical
	Co. Ltd.	9,982,200	173,413
	Keyence Corp.	291,600	165,077
	Pigeon Corp.	3,300,800	159,414
	Murata Manufacturing
	Co. Ltd.	745,100	128,482

SBI Holdings Inc.	4,470,400	123,225
ORIX Corp.	7,029,300	113,043
Suzuki Motor Corp.	1,627,100	105,779
Shiseido Co. Ltd.	1,162,000	81,805
KDDI Corp.	2,921,400	77,241
		4,165,650
Netherlands (3.8%)
ASML Holding NV	6,909,881	1,412,903

Norway (0.8%)
DNB ASA	7,657,653	155,680
Norsk Hydro ASA	24,985,088	137,761
		293,441
Other (0.2%)
5 Vanguard FTSE
All-World ex-US ETF	1,128,434	58,780

Portugal (0.1%)
Jeronimo Martins
SGPS SA	3,627,182	54,277

Singapore (0.3%)
Oversea-Chinese
Banking Corp. Ltd.	12,440,800	102,387

South Korea (2.1%)
*,^ Celltrion Inc.	1,680,382	407,933
Samsung Electronics
Co. Ltd.	4,441,178	193,061
Samsung SDI Co. Ltd.	424,833	89,978
NAVER Corp.	110,437	74,568
		765,540
Spain (3.0%)
Industria de Diseno
Textil SA	21,245,632	642,015
Banco Bilbao Vizcaya
Argentaria SA	74,410,805	462,357
Distribuidora
Internacional de
Alimentacion SA	12,745,795	30,217
		1,134,589
Sweden (5.8%)
Svenska Handelsbanken
AB Class A	43,576,778	528,396
Spotify Technology SA	2,632,668	498,943
Kinnevik AB	10,340,628	339,789
* Atlas Copco AB
Class A	10,589,929	301,894
Assa Abloy AB Class B	7,200,239	146,832
SKF AB	7,039,386	135,315
* Epiroc AB Class A	10,589,929	110,008
Elekta AB Class B	6,427,670	84,034
		2,145,211

14

International Growth Fund

		Market
		Value•
	Shares	($000)
Switzerland (3.1%)
Nestle SA	5,294,542	443,826
UBS Group AG	15,015,080	234,385
Novartis AG	2,628,422	218,060
Lonza Group AG	673,697	216,847
Cie Financiere
Richemont SA	654,474	57,791
		1,170,909
Taiwan (1.1%)
Taiwan Semiconductor
Manufacturing
Co. Ltd.	50,340,000	421,783

Thailand (0.5%)
Kasikornbank PCL
(Foreign)	27,632,656	179,036

Turkey (0.1%)
Turkiye Garanti Bankasi
AS	34,589,016	31,430

United Kingdom (8.4%)
Rolls-Royce Holdings
plc	46,651,516	608,203
Diageo plc	9,722,037	340,027
Burberry Group plc	8,870,953	257,820
AstraZeneca plc	3,358,799	253,504
Royal Dutch Shell plc
Class A	7,719,210	251,055
Reckitt Benckiser Group
plc	2,748,926	234,162
GlaxoSmithKline plc	10,704,990	216,809
BHP Billiton plc	10,012,881	214,223
Aviva plc	30,842,356	194,044
* Ocado Group plc	12,833,540	178,819
Vodafone Group plc	74,913,577	159,630
Whitbread plc	2,031,582	121,115
Standard Chartered plc	14,327,208	116,796
		3,146,207
United States (10.2%)
* Amazon.com Inc.	738,680	1,486,748
* Illumina Inc.	2,734,956	970,444
*,^ Tesla Inc.	1,894,281	571,429
MercadoLibre Inc.	1,574,407	539,093
* Booking Holdings Inc.	69,082	134,817
Philip Morris
International Inc.	1,396,325	108,760
		3,811,291
Total Common Stocks
(Cost $24,884,913)		36,558,603

			Market
			Value•
		Shares	($000)
Preferred Stocks (0.7%)
*,§,4,6CureVac GmbH		12,600	31,223
*,§,4,6Meituan Dianping,
	8.00%	18,638,108	173,335
*,§,4,6 You & Mr. Jones		44,800,000	46,054
Total Preferred Stocks
(Cost $147,637)			250,612
Temporary Cash Investments (2.7%)[1]
Money Market Fund (2.6%)
7,8	Vanguard Market
	Liquidity Fund,
	2.153%	9,565,981	956,789

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.1%)
	United States Treasury
	Bill, 1.916%, 9/6/18	6,000	6,000
	United States Treasury
	Bill, 1.986%, 10/18/18	6,100	6,085
	United States Treasury
	Bill, 2.034%, 11/15/18	11,000	10,955
9	United States Treasury
	Bill, 2.033%, 11/23/18	9,600	9,556
9	United States Treasury
	Bill, 2.037%, 11/29/18	3,000	2,985
9	United States Treasury
	Bill, 2.093%, 12/20/18	11,000	10,932
			46,513
Total Temporary Cash Investments
(Cost $1,003,092)			1,003,302
Total Investments (101.5%)
(Cost $26,035,642)			37,812,517

15

International Growth Fund

Amount
($000)
Other Assets and Liabilities (-1.5%)
Other Assets
Investment in Vanguard	1,958
Receivables for Accrued Income	63,455
Receivables for Capital Shares Issued	28,642
Variation Margin Receivable—
Futures Contracts	53
Unrealized Appreciation—
Forward Currency Contracts	16,729
Other Assets[10]	56,549
Total Other Assets	167,386
Liabilities
Payables for Investment Securities
Purchased	(16,393)
Collateral for Securities on Loan	(614,607)
Payables for Capital Shares Redeemed	(21,787)
Payables to Investment Advisor	(16,094)
Payables to Vanguard	(32,718)
Variation Margin Payable—
Futures Contracts	(4,140)
Unrealized Depreciation—
Forward Currency Contracts	(25,987)
Other Liabilities	(4,415)
Total Liabilities	(736,141)
Net Assets (100%)	37,243,762

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	24,146,551
Undistributed Net Investment Income	393,599
Accumulated Net Realized Gains	937,769
Unrealized Appreciation (Depreciation)
Investment Securities	11,776,875
Futures Contracts	(877)
Forward Currency Contracts	(9,258)
Foreign Currencies	(897)
Net Assets	37,243,762

Investor Shares—Net Assets
Applicable to 258,525,577 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,073,913
Net Asset Value Per Share—
Investor Shares	$31.23

Amount
($000)
Admiral Shares—Net Assets
Applicable to 293,322,491 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	29,169,849
Net Asset Value Per Share—
Admiral Shares	$99.45

• See Note A in Notes to Financial Statements. * Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $584,301,000.

§ Security value determined using significant unobservable inputs.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.0% and 1.8%, respectively, of net assets.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, the aggregate value of these securities was $990,120,000, representing 2.7% of net assets.

3 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

4 Restricted securities totaling $310,879,000, representing 0.8% of net assets. See Restricted Securities table for additional information.

5 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

6 Perpetual security with no stated maturity date.

7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.

Rate shown is the 7-day yield.

8 Includes $614,607,000 of collateral received for securities on loan.

9 Securities with a value of $16,661,000 have been segregated as initial margin for open futures contracts.

10 Cash of $13,200,000 has been segregated as collateral for open forward currency contracts.

ADR—American Depositary Receipt.

16

International Growth Fund

Restricted Securities as of Period End

		Acquisition
	Acquisition	Cost
Security Name	Date	($000)
HOME 24 SE (Restricted)	June 2015	66,827
You & Mr. Jones	September 2015	44,800
CureVac GmbH	October 2015	30,882
ANI Technologies	December 2015	51,748
Meituan Dianping	December 2015	71,956

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Dow Jones EURO STOXX 50 Index	September 2018	3,031	119,233	(1,161)
Topix Index	September 2018	587	91,582	501
FTSE 100 Index	September 2018	664	63,910	(1,302)
S&P ASX 200 Index	September 2018	533	60,388	1,085
				(877)

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
			Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America, N.A.	9/26/18	EUR	229,083	USD	272,074	(5,656)
JPMorgan Chase Bank, N.A.	9/26/18	EUR	153,291	USD	178,964	(689)
Bank of America, N.A.	9/19/18	JPY	18,749,746	USD	172,212	(3,238)
Toronto-Dominion Bank	9/25/18	AUD	172,391	USD	127,237	(3,309)
Barclays Bank plc	9/26/18	GBP	82,459	USD	110,756	(3,740)
Citibank, N.A.	9/19/18	JPY	9,996,235	USD	91,108	(1,021)
Goldman Sachs International	9/19/18	JPY	6,171,940	USD	56,307	(684)
BNP Paribas	9/25/18	AUD	60,638	USD	44,746	(1,154)
BNP Paribas	9/21/18	GBP	29,864	USD	40,078	(1,328)
JPMorgan Chase Bank, N.A.	9/19/18	JPY	4,032,075	USD	36,618	(280)
UBS AG	9/26/18	GBP	23,395	USD	30,981	(618)
Goldman Sachs International	9/25/18	AUD	41,765	USD	30,844	(820)

17

International Growth Fund

Forward Currency Contracts (continued)
						Unrealized
	Contract					Appreciation
			Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	9/26/18	GBP	20,666	USD	27,478	(657)
JPMorgan Chase Bank, N.A.	9/25/18	AUD	29,288	USD	21,539	(485)
Citibank, N.A.	9/26/18	EUR	16,663	USD	19,556	(177)
Citibank, N.A.	9/25/18	AUD	22,054	USD	16,268	(414)
JPMorgan Chase Bank, N.A.	9/26/18	EUR	12,275	USD	14,113	162
Credit Suisse International	9/26/18	GBP	8,087	USD	10,631	(135)
Barclays Bank plc	9/26/18	EUR	7,473	USD	8,741	(50)
Barclays Bank plc	9/19/18	JPY	865,250	USD	7,913	(115)
JPMorgan Chase Bank, N.A.	9/19/18	JPY	853,980	USD	7,623	73
Citibank, N.A.	9/19/18	JPY	797,850	USD	7,164	26
Goldman Sachs International	9/26/18	GBP	4,713	USD	6,004	112
UBS AG	9/25/18	AUD	7,285	USD	5,412	(174)
UBS AG	9/26/18	EUR	4,411	USD	5,179	(50)
Morgan Stanley Capital Services LLC	9/26/18	GBP	3,245	USD	4,189	23
Toronto-Dominion Bank	9/26/18	EUR	3,338	USD	3,962	(79)
JPMorgan Chase Bank, N.A.	9/26/18	GBP	2,745	USD	3,689	(127)
Bank of America, N.A.	9/25/18	AUD	2,750	USD	2,032	(54)
BNP Paribas	9/26/18	USD	161,419	EUR	137,480	1,532
Morgan Stanley Capital Services LLC	9/26/18	USD	161,405	EUR	137,480	1,518
JPMorgan Chase Bank, N.A.	9/19/18	USD	125,380	JPY	13,709,290	1,830
Deutsche Bank AG	9/19/18	USD	119,540	JPY	13,065,000	1,797
Citibank, N.A.	9/25/18	USD	95,676	AUD	129,117	2,857
Toronto-Dominion Bank	9/25/18	USD	80,278	AUD	107,922	2,694
Credit Suisse International	9/26/18	USD	66,561	GBP	49,988	1,685
Toronto-Dominion Bank	9/26/18	USD	66,554	GBP	49,988	1,678
JPMorgan Chase Bank, N.A.	9/26/18	USD	20,845	EUR	18,123	(231)
Citibank, N.A.	9/26/18	USD	15,033	EUR	13,222	(344)
Citibank, N.A.	9/19/18	USD	14,221	JPY	1,568,340	86
Goldman Sachs International	9/26/18	USD	11,438	GBP	8,865	(67)
JPMorgan Chase Bank, N.A.	9/25/18	USD	9,909	AUD	13,505	201
JPMorgan Chase Bank, N.A.	9/19/18	USD	8,929	JPY	992,090	(12)
Goldman Sachs International	9/26/18	USD	8,876	EUR	7,623	10
UBS AG	9/26/18	USD	7,601	EUR	6,430	123
Barclays Bank plc	9/19/18	USD	7,077	JPY	776,250	81
Deutsche Bank AG	9/26/18	USD	6,825	GBP	5,329	(91)
UBS AG	9/26/18	USD	6,425	GBP	5,046	(123)
BNP Paribas	9/19/18	USD	6,283	JPY	697,800	(5)
BNP Paribas	9/25/18	USD	4,949	AUD	6,667	157

18

International Growth Fund

Forward Currency Contracts (continued)
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Credit Suisse International	9/26/18	USD	3,306	GBP	2,594	(60)
Goldman Sachs International	9/26/18	USD	2,910	GBP	2,177	84
						(9,258)
AUD—Australian dollar.
GBP—British pound.
EUR—Euro.
JPY—Japanese yen.
USD—U.S. dollar.

At August 31, 2018, the counterparties had deposited in segregated accounts securities and cash with a value of $6,657,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

19

International Growth Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	575,090
Dividends—Affiliated Issuers	1,727
Interest—Unaffiliated Issuers	486
Interest—Affiliated Issuers	8,873
Securities Lending—Net	24,097
Total Income	610,273
Expenses
Investment Advisory Fees—Note B
Basic Fee	50,854
Performance Adjustment	9,431
The Vanguard Group—Note C
Management and Administrative—Investor Shares	20,790
Management and Administrative—Admiral Shares	36,898
Marketing and Distribution—Investor Shares	1,250
Marketing and Distribution—Admiral Shares	1,706
Custodian Fees	3,213
Auditing Fees	49
Shareholders’ Reports and Proxy—Investor Shares	225
Shareholders’ Reports and Proxy—Admiral Shares	352
Trustees’ Fees and Expenses	60
Total Expenses	124,828
Net Investment Income	485,445
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	1,555,186
Investment Securities Sold—Affiliated Issuers	254
Futures Contracts	17,137
Forward Currency Contracts	6,345
Foreign Currencies	(4,522)
Realized Net Gain (Loss)	1,574,400
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	1,400,849
Investment Securities—Affiliated Issuers	19,374
Futures Contracts	17
Forward Currency Contracts	(18,855)
Foreign Currencies	(1,133)
Change in Unrealized Appreciation (Depreciation)	1,400,252
Net Increase (Decrease) in Net Assets Resulting from Operations	3,460,097
1 Dividends are net of foreign withholding taxes of $49,557,000.
See accompanying Notes, which are an integral part of the Financial Statements.

20

International Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	485,445	273,937
Realized Net Gain (Loss)	1,574,400	(73,896)
Change in Unrealized Appreciation (Depreciation)	1,400,252	6,375,095
Net Increase (Decrease) in Net Assets Resulting from Operations	3,460,097	6,575,136
Distributions
Net Investment Income
Investor Shares	(66,639)	(77,643)
Admiral Shares	(217,469)	(214,863)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(284,108)	(292,506)
Capital Share Transactions
Investor Shares	(426,156)	(656,313)
Admiral Shares	3,661,907	2,802,104
Net Increase (Decrease) from Capital Share Transactions	3,235,751	2,145,791
Total Increase (Decrease)	6,411,740	8,428,421
Net Assets
Beginning of Period	30,832,022	22,403,601
End of Period[1]	37,243,762	30,832,022

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $393,599,000 and $187,387,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$28.38	$22.38	$20.83	$23.79	$20.42
Investment Operations
Net Investment Income	. 381[1]	.240[1]	.304	.308	.471[2]
Net Realized and Unrealized Gain (Loss)
on Investments	2.722	6.028	1.539	(2.774)	3.235
Total from Investment Operations	3.103	6.268	1.843	(2.466)	3.706
Distributions
Dividends from Net Investment Income	(. 253)	(. 268)	(. 293)	(. 494)	(. 336)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 253)	(. 268)	(. 293)	(. 494)	(. 336)
Net Asset Value, End of Period	$31.23	$28.38	$22.38	$20.83	$23.79

Total Return[3]	10.97%	28.43%	8.95%	-10.46%	18.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,074	$7,731	$6,700	$7,172	$8,976
Ratio of Total Expenses to Average Net Assets[4]	0.45%	0.45%	0.46%	0.47%	0.47%
Ratio of Net Investment Income to
Average Net Assets	1.25%	1.01%	1.47%	1.34%	2.08%[2]
Portfolio Turnover Rate	16%	15%	29%	29%	21%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.080 and 0.35%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.04%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$90.24	$71.19	$66.28	$75.70	$64.98
Investment Operations
Net Investment Income	1.365[1]	.879[1]	1.062	1.088	1.613[2]
Net Realized and Unrealized Gain (Loss)
on Investments	8.652	19.127	4.877	(8.821)	10.277
Total from Investment Operations	10.017	20.006	5.939	(7.733)	11.890
Distributions
Dividends from Net Investment Income	(.807)	(.956)	(1.029)	(1.687)	(1.170)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.807)	(.956)	(1.029)	(1.687)	(1.170)
Net Asset Value, End of Period	$99.45	$90.24	$71.19	$66.28	$75.70

Total Return[3]	11.14%	28.57%	9.07%	-10.32%	18.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29,170	$23,101	$15,704	$13,752	$14,415
Ratio of Total Expenses to Average Net Assets[4]	0.32%	0.32%	0.33%	0.34%	0.34%
Ratio of Net Investment Income to
Average Net Assets	1.38%	1.14%	1.60%	1.47%	2.21%[2]
Portfolio Turnover Rate	16%	15%	29%	29%	21%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.255 and 0.35%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.04%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

23

International Growth Fund

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance

24

International Growth Fund

and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0%of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

25

International Growth Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries.

26

International Growth Fund

Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended August 31, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before an increase of $9,431,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $1,958,000, representing 0.01% of the fund’s net assets and 0.78% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

27

International Growth Fund

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	4,469,600	—	—
Common Stocks—Other	4,658,067	27,399,255	31,681
Preferred Stocks	—	—	250,612
Temporary Cash Investments	956,789	46,513	—
Futures Contracts—Assets[1]	53	—	—
Futures Contracts—Liabilities[1]	(4,140)	—	—
Forward Currency Contracts—Assets	—	16,729	—
Forward Currency Contracts—Liabilities	—	(25,987)	—
Total	10,080,369	27,436,510	282,293
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

E. At August 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	53	—	53
Unrealized Appreciation—Forwards Contracts	—	16,729	16,729
Total Assets	53	16,729	16,782

Variation Margin Payable—Futures Contracts	(4,140)	—	(4,140)
Unrealized Depreciation—Forwards Contracts	—	(25,987)	(25,987)
Total Liabilities	(4,140)	(25,987)	(30,127)

28

International Growth Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2018, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	17,137	—	17,137
Forward Currency Contracts	—	6,345	6,345
Realized Net Gain (Loss) on Derivatives	17,137	6,345	23,482

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	17	—	17
Forward Currency Contracts	—	(18,855)	(18,855)
Change in Unrealized Appreciation (Depreciation)
on Derivatives	17	(18,855)	(18,838)

F. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	85,031
Undistributed (Overdistributed) net investment income	4,875
Accumulated net realized gains (losses)	(89,906)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts, forward currency contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	462,895
Undistributed long-term gains	911,565
Capital loss carryforwards	—
Net unrealized gains (losses)	11,752,134

29

International Growth Fund

The fund used capital loss carryforwards of $538,520,000 to offset taxable capital gains realized during the year ended December 31, 2017, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	26,061,071
Gross unrealized appreciation	12,645,757
Gross unrealized depreciation	(892,726)
Net unrealized appreciation (depreciation)	11,753,031

G. During the year ended August 31, 2018, the fund purchased $9,021,390,000 of investment securities and sold $5,504,443,000 of investment securities, other than temporary cash investments.
H. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,130,616	68,838	1,133,334	45,828
Issued in Lieu of Cash Distributions	64,011	2,138	75,179	3,578
Redeemed	(2,620,783)	(84,901)	(1,864,826)	(76,319)
Net Increase (Decrease)—Investor Shares	(426,156)	(13,925)	(656,313)	(26,913)
Admiral Shares
Issued	7,766,732	78,708	4,361,979	55,736
Issued in Lieu of Cash Distributions	199,790	2,098	197,992	2,966
Redeemed	(4,304,615)	(43,465)	(1,757,867)	(23,306)
Net Increase (Decrease)—Admiral Shares	3,661,907	37,341	2,802,104	35,396

30

International Growth Fund

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

					Current Period Transactions
	Aug. 31,		Proceeds	Net	Change			Aug. 31,
	2017		from	Realized	in Net		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
HelloFresh SE	—	142,413	—	—	7,715	—	—	150,128
Home 24AG	50,404	—	—	—	16,423	—	—	—
Vanguard FTSE
All-World ex-US ETF	58,735	—	—	—	45	1,727	—	58,780
Vanguard Market
Liquidity Fund	830,790	NA1	NA1	254	119	8,873	—	956,789
You & Mr. Jones	50,982	—	—	—	(4,928)	—	—	46,054
Total	990,911			254	19,374	10,600	—	1,211,751

1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard International Growth Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

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Special 2018 tax information (unaudited) for Vanguard International Growth Fund

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $254,248,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $528,211,000 and foreign taxes paid of $49,384,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2019 to determine the calendar-year amounts to be included on their 2018 tax returns.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Growth Fund Investor Shares
Periods Ended August 31, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	10.97%	10.46%	7.06%
Returns After Taxes on Distributions	10.78	10.09	6.59
Returns After Taxes on Distributions and Sale of Fund Shares	6.67	8.23	5.61

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	2/28/2018	8/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,109.74	$2.39
Admiral Shares	1,000.00	1,111.39	1.70
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.94	$2.29
Admiral Shares	1,000.00	1,023.59	1.63

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

37

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

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The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

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Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
Institutional Investor Services > 800-523-1036	rights reserved.
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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q810 102018

Annual Report | August 31, 2018
Vanguard FTSE Social Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Fund Profile.	5
Performance Summary.	6
Financial Statements.	8
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Trustees Approve Advisory Arrangement.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Vanguard FTSE Social Index Fund returned more than 21% for the 12 months ended August 31, 2018. It closely tracked its benchmark, the FTSE4Good US Select Index, but trailed the average return of its large-capitalization growth fund peers.

• In tracking its socially conscious benchmark, the fund tends to have greater exposure to sectors where companies are more likely to meet the index’s environmental, social, and human rights criteria and less exposure to sectors where compliance is less likely.

• Nine of the fund’s ten sectors advanced. The largest ones, technology and financials, returned 32% and 18%, respectively, and contributed most to overall returns. Also showing gains were two smaller sectors, oil and gas (+33%) and industrials (+24%).

• The only sector to lose ground was telecommunications (–3%).

• The fund’s ten-year average annual return was in line with that of its benchmark and modestly ahead of its peer-group average.

Total Returns: Fiscal Year Ended August 31, 2018
Total
Returns
Vanguard FTSE Social Index Fund
Investor Shares	21.27%
Institutional Shares	21.34
FTSE4Good US Select Index	21.49
Large-Cap Growth Funds Average	25.16

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Total Returns: Ten Years Ended August 31, 2018
Average
Annual Return
FTSE Social Index Fund Investor Shares	11.21%
FTSE4Good US Select Index	11.44
Large-Cap Growth Funds Average	10.98
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
FTSE Social Index Fund	0.20%	0.12%	1.10%

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the fund’s expense ratios were 0.18% for Investor Shares and 0.12% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Large-Cap Growth Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
September 13, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.82%	15.84%	14.36%
Russell 2000 Index (Small-caps)	25.45	16.11	13.00
Russell 3000 Index (Broad U.S. market)	20.25	15.86	14.25
FTSE All-World ex US Index (International)	3.51	8.31	5.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.05%	1.76%	2.49%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.49	2.71	4.12
FTSE Three-Month U.S. Treasury Bill Index	1.49	0.74	0.44

CPI
Consumer Price Index	2.70%	1.90%	1.52%

FTSE Social Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VFTSX	VFTNX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	1.66%	1.68%

Portfolio Characteristics
		FTSE	DJ
		4Good	U.S. Total
		US Select	Market
	Fund	Index	FA Index
Number of Stocks	449	447	3,745
Median Market Cap	$95.5B	$95.5B	$71.0B
Price/Earnings Ratio	22.7x	22.7x	21.0x
Price/Book Ratio	3.4x	3.4x	3.1x
Return on Equity	16.3%	16.3%	15.0%
Earnings Growth
Rate	7.7%	7.7%	8.4%
Dividend Yield	1.6%	1.6%	1.7%
Foreign Holdings	0.3%	0.0%	0.0%
Turnover Rate	8%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
		FTSE	DJ
		4Good	U.S. Total
		US Select	Market
	Fund	Index	FA Index
Basic Materials	1.7%	1.7%	2.4%
Consumer Goods	8.1	8.1	7.6
Consumer Services	7.9	7.9	13.5
Financials	23.1	23.1	19.7
Health Care	17.2	17.2	13.2
Industrials	8.3	8.3	12.8
Oil & Gas	3.3	3.3	5.6
Technology	29.6	29.6	20.7
Telecommunications	0.1	0.1	1.8
Utilities	0.7	0.7	2.7

Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Volatility Measures
	FTSE	DJ
	4Good	U.S. Total
	US Select	Market
	Index	FA Index
R-Squared	1.00	0.97
Beta	1.00	1.01

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	6.1%
Microsoft Corp.	Software	4.7
Alphabet Inc.	Internet	4.0
Facebook Inc.	Internet	2.3
JPMorgan Chase & Co.	Banks	2.1
Johnson & Johnson	Pharmaceuticals	2.0
Bank of America Corp.	Banks	1.6
Visa Inc.	Banks	1.4
Wells Fargo & Co.	Banks	1.4
UnitedHealth Group Inc.	Managed Care	1.4
Top Ten		27.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.18% for Investor Shares and 0.12% for Institutional Shares.

FTSE Social Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2008, Through August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended August 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
FTSE Social Index Fund Investor
Shares	21.27%	15.25%	11.21%	$28,937
FTSE4Good US Select Index	21.49	15.48	11.44	29,537
Large-Cap Growth Funds Average	25.16	15.69	10.98	28,341
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.26	14.21	10.94	28,246

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
FTSE Social Index Fund Institutional Shares	21.34%	15.35%	11.34%	$14,633,495
FTSE4Good US Select Index	21.49	15.48	11.44	14,768,356
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.26	14.21	10.94	14,123,149

See Financial Highlights for dividend and capital gains information.

FTSE Social Index Fund

Fiscal-Year Total Returns (%): August 31, 2008, Through August 31, 2018

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/31/2000	15.50%	14.11%	10.72%
Institutional Shares	1/14/2003	15.57	14.21	10.85

FTSE Social Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Basic Materials (1.6%)
	Praxair Inc.	81,048	12,821
	Ecolab Inc.	71,797	10,804
	Air Products & Chemicals
	Inc.	63,750	10,601
	LyondellBasell Industries
	NV Class A	90,610	10,219
	PPG Industries Inc.	71,597	7,914
	Nucor Corp.	89,706	5,607
	Newmont Mining Corp.	151,114	4,689
	CF Industries Holdings Inc.	65,694	3,413
	FMC Corp.	37,647	3,217
	Mosaic Co.	98,640	3,084
	Albemarle Corp.	31,021	2,963
	International Flavors &
	Fragrances Inc.	21,998	2,866
	Avery Dennison Corp.	24,663	2,594
*	Alcoa Corp.	52,619	2,351
	Ashland Global Holdings
	Inc.	17,320	1,458
	Westlake Chemical Corp.	10,088	954
			85,555
Consumer Goods (8.1%)
	Procter & Gamble Co.	712,325	59,087
	PepsiCo Inc.	400,933	44,909
	NIKE Inc. Class B	354,992	29,180
	Mondelez International
	Inc. Class A	409,503	17,494
	Colgate-Palmolive Co.	240,680	15,984
	Activision Blizzard Inc.	213,020	15,359
	General Motors Co.	370,544	13,358
^,*	Tesla Inc.	38,307	11,556
	Kimberly-Clark Corp.	98,480	11,378
	Ford Motor Co.	1,104,141	10,467
	Kraft Heinz Co.	170,265	9,921
*	Electronic Arts Inc.	85,125	9,654

	Estee Lauder Cos. Inc.
	Class A	61,649	8,638
	VF Corp.	91,827	8,460
	General Mills Inc.	167,637	7,713
*	Monster Beverage Corp.	114,884	6,995
	Aptiv plc	74,740	6,578
	Stanley Black & Decker Inc.	44,284	6,223
	Clorox Co.	36,869	5,345
	Tyson Foods Inc. Class A	82,623	5,190
	Kellogg Co.	70,757	5,080
	DR Horton Inc.	97,097	4,322
*	Lululemon Athletica Inc.	27,695	4,291
	McCormick & Co. Inc.	34,274	4,280
	Lennar Corp. Class A	81,661	4,219
	Tapestry Inc.	82,185	4,166
	Genuine Parts Co.	40,240	4,018
	Hershey Co.	39,590	3,980
	Church & Dwight Co. Inc.	70,142	3,969
	Conagra Brands Inc.	106,454	3,912
*	Mohawk Industries Inc.	17,579	3,368
	JM Smucker Co.	31,459	3,252
	PVH Corp.	21,529	3,082
	Lear Corp.	18,737	3,039
*	LKQ Corp.	86,737	2,994
	Hormel Foods Corp.	76,271	2,986
*	Michael Kors Holdings Ltd.	40,287	2,926
	Newell Brands Inc.	129,397	2,811
	Snap-on Inc.	15,784	2,790
	Lamb Weston Holdings Inc.	41,220	2,786
	BorgWarner Inc.	59,063	2,585
	Bunge Ltd.	39,677	2,578
	Whirlpool Corp.	19,575	2,447
	Coca-Cola European
	Partners plc	51,936	2,215
^	Autoliv Inc.	24,656	2,197
	Ralph Lauren Corp. Class A	15,438	2,050
	Ingredion Inc.	20,281	2,050
	PulteGroup Inc.	72,346	2,022
	Harley-Davidson Inc.	47,021	2,004

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Campbell Soup Co.	49,979	1,972
*	Herbalife Nutrition Ltd.	34,294	1,941
	Polaris Industries Inc.	16,871	1,830
	Gentex Corp.	77,124	1,803
	Hanesbrands Inc.	100,910	1,770
	Leggett & Platt Inc.	36,538	1,660
	Coty Inc. Class A	131,262	1,622
	Goodyear Tire & Rubber Co.	67,741	1,537
^,*	Mattel Inc.	97,488	1,504
	Toll Brothers Inc.	39,199	1,420
^,*	Veoneer Inc.	24,656	1,231
*	Keurig Dr Pepper Inc.	50,916	1,161
	Adient plc	26,646	1,154
^,*	Under Armour Inc. Class A	53,600	1,096
^,*	Under Armour Inc.	52,300	992
	Delphi Technologies plc	25,166	887
			419,488
Consumer Services (7.9%)
	Home Depot Inc.	326,155	65,482
	Walt Disney Co.	421,936	47,265
	McDonald’s Corp.	222,450	36,088
*	Booking Holdings Inc.	13,586	26,514
	Lowe’s Cos. Inc.	233,762	25,422
	CVS Health Corp.	287,651	21,643
	Starbucks Corp.	380,133	20,318
	TJX Cos. Inc.	177,337	19,502
	Ross Stores Inc.	105,571	10,112
	Sysco Corp.	134,540	10,066
	Dollar General Corp.	76,037	8,191
*	O’Reilly Automotive Inc.	22,649	7,597
	McKesson Corp.	58,271	7,502
*	AutoZone Inc.	7,792	5,976
	Best Buy Co. Inc.	68,212	5,427
*	Dollar Tree Inc.	66,363	5,343
	Cardinal Health Inc.	87,705	4,577
	Expedia Group Inc.	34,024	4,440
	Omnicom Group Inc.	63,799	4,423
	Tiffany & Co.	34,931	4,284
*	Ulta Beauty Inc.	16,192	4,210
	AmerisourceBergen Corp.
	Class A	45,196	4,066
	Darden Restaurants Inc.	34,993	4,061
*	CarMax Inc.	50,149	3,914
	Yum China Holdings Inc.	100,300	3,880
	Kohl’s Corp.	47,125	3,728
*	Chipotle Mexican Grill Inc.
	Class A	6,917	3,287
	Advance Auto Parts Inc.	19,978	3,277
	Macy’s Inc.	86,300	3,154
	Tractor Supply Co.	34,307	3,029
	Viacom Inc. Class B	99,814	2,923
	Aramark	68,766	2,825
	Nielsen Holdings plc	100,548	2,614

Interpublic Group of
Cos. Inc.	108,411	2,531
Discovery Communications
Inc.	93,684	2,402
Alaska Air Group Inc.	33,982	2,293
Liberty Media Corp-Liberty
SiriusXM C	47,646	2,241
Nordstrom Inc.	33,108	2,081
Gap Inc.	61,574	1,869
L Brands Inc.	65,520	1,732
Foot Locker Inc.	33,011	1,627
H&R Block Inc.	58,888	1,594
Dun & Bradstreet Corp.	10,452	1,494
Discovery Communications
Inc. Class A	46,800	1,302
Liberty Media Corp-
Liberty SiriusXM A	24,183	1,130
AutoNation Inc.	15,459	701
		408,137
Financials (23.0%)
JPMorgan Chase & Co.	958,918	109,873
Bank of America Corp.	2,674,731	82,729
Visa Inc. Class A	506,013	74,328
Wells Fargo & Co.	1,243,134	72,698
Mastercard Inc. Class A	260,075	56,062
Citigroup Inc.	721,880	51,427
Goldman Sachs Group Inc.	100,185	23,825
US Bancorp	434,728	23,523
American Express Co.	186,610	19,777
PNC Financial Services
Group Inc.	132,629	19,038
American Tower Corp.	123,955	18,484
Morgan Stanley	378,218	18,468
Chubb Ltd.	130,990	17,715
Charles Schwab Corp.	339,854	17,261
CME Group Inc.	96,097	16,791
BlackRock Inc.	34,852	16,696
Simon Property Group Inc. 87,043		15,932
S&P Global Inc.	71,153	14,732
Bank of New York Mellon
Corp.	264,390	13,788
Capital One Financial Corp.	136,957	13,571
American International
Group Inc.	254,232	13,518
Crown Castle International
Corp.	117,013	13,343
Intercontinental Exchange
Inc.	161,541	12,314
Marsh & McLennan Cos.
Inc.	143,410	12,137
Prologis Inc.	176,693	11,870
Prudential Financial Inc.	118,580	11,651
BB&T Corp.	222,360	11,487
MetLife Inc.	244,023	11,198

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Progressive Corp.	163,864	11,066
	Aflac Inc.	217,562	10,060
	Travelers Cos. Inc.	76,263	10,036
	Aon plc	68,934	10,034
	Allstate Corp.	99,168	9,973
	Equinix Inc.	22,408	9,773
	SunTrust Banks Inc.	132,432	9,742
	State Street Corp.	106,134	9,224
	Public Storage	41,873	8,901
	Moody’s Corp.	47,127	8,390
	Discover Financial Services	100,359	7,840
	T. Rowe Price Group Inc.	66,718	7,732
	Weyerhaeuser Co.	213,644	7,416
	M&T Bank Corp.	41,313	7,319
	Digital Realty Trust Inc.	57,993	7,207
	AvalonBay Communities
	Inc.	38,835	7,118
	Welltower Inc.	104,981	7,003
	Equity Residential	100,767	6,827
	Synchrony Financial	213,285	6,755
	Northern Trust Corp.	58,520	6,289
	KeyCorp	297,993	6,279
	Regions Financial Corp.	316,692	6,163
	Ventas Inc.	100,767	6,033
*	IHS Markit Ltd.	109,639	6,030
	Boston Properties Inc.	45,449	5,929
	Ameriprise Financial Inc.	41,150	5,842
	Fifth Third Bancorp	193,305	5,689
	Citizens Financial Group Inc.	136,666	5,625
	Willis Towers Watson plc	37,277	5,490
	Hartford Financial Services
	Group Inc.	101,842	5,130
*	SBA Communications Corp.
	Class A	32,192	4,997
	Huntington Bancshares Inc.	307,718	4,988
	Comerica Inc.	48,156	4,694
	TD Ameritrade Holding Corp.	79,525	4,658
	Realty Income Corp.	79,407	4,651
*	Markel Corp.	3,824	4,622
	First Republic Bank	45,252	4,597
	Equifax Inc.	34,032	4,559
	Principal Financial Group Inc.	79,838	4,406
*	E*TRADE Financial Corp.	74,484	4,384
*	CBRE Group Inc. Class A	89,326	4,360
	Loews Corp.	83,052	4,178
	XL Group Ltd.	72,090	4,137
	Lincoln National Corp.	61,460	4,031
	Vornado Realty Trust	48,232	3,714
	Arthur J Gallagher & Co.	50,638	3,653
	HCP Inc.	131,844	3,564
	Mid-America Apartment
	Communities Inc.	33,758	3,496
	Annaly Capital Management
	Inc.	324,207	3,443

	Raymond James Financial
	Inc.	36,929	3,436
*	Arch Capital Group Ltd.	109,239	3,339
	Cincinnati Financial Corp.	43,114	3,306
	Ally Financial Inc.	121,012	3,253
	Nasdaq Inc.	33,084	3,158
	Fidelity National Financial
	Inc.	74,320	2,980
	UDR Inc.	73,345	2,932
	Zions Bancorporation	54,443	2,901
	Iron Mountain Inc.	79,640	2,875
	Duke Realty Corp.	99,407	2,832
	Regency Centers Corp.	42,328	2,795
	Invesco Ltd.	114,298	2,755
	Alleghany Corp.	4,223	2,668
	Torchmark Corp.	29,415	2,586
	Everest Re Group Ltd.	11,384	2,539
	AGNC Investment Corp.	131,186	2,495
	SL Green Realty Corp.	23,849	2,490
*	VEREIT Inc.	315,362	2,466
	Western Union Co.	129,709	2,454
	Voya Financial Inc.	47,359	2,371
	Macerich Co.	38,193	2,243
	SEI Investments Co.	35,007	2,208
	Unum Group	59,031	2,177
	WR Berkley Corp.	26,432	2,069
	Commerce Bancshares Inc.	27,630	1,963
	Kimco Realty Corp.	114,041	1,951
	CIT Group Inc.	35,574	1,930
	Liberty Property Trust	40,794	1,785
	People’s United Financial
	Inc.	94,877	1,756
	Janus Henderson Group plc	56,223	1,588
	Assurant Inc.	14,736	1,515
	RenaissanceRe Holdings
	Ltd.	11,203	1,490
	New York Community
	Bancorp Inc.	133,356	1,436
*	Brighthouse Financial Inc.	33,944	1,409
	Axis Capital Holdings Ltd.	23,054	1,326
	Hospitality Properties Trust	44,841	1,300
	Weingarten Realty Investors	32,932	1,019
	Brookfield Property REIT
	Inc. Class A	43,917	879
	Santander Consumer USA
	Holdings Inc.	32,228	695
	Brookfield Property
	Partners LP	1	—
			1,189,653
Health Care (17.2%)
	Johnson & Johnson	759,919	102,353
	UnitedHealth Group Inc.	270,583	72,641
	Pfizer Inc.	1,642,277	68,187
	Merck & Co. Inc.	762,179	52,278

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	AbbVie Inc.	449,470	43,140
	Amgen Inc.	187,384	37,441
	Medtronic plc	382,965	36,922
	Abbott Laboratories	484,070	32,355
	Eli Lilly & Co.	272,617	28,802
	Bristol-Myers Squibb Co.	462,879	28,027
*	Biogen Inc.	59,600	21,068
	Becton Dickinson and Co.	74,903	19,615
*	Celgene Corp.	204,670	19,331
	Anthem Inc.	72,218	19,118
	Allergan plc	95,876	18,380
	Aetna Inc.	90,453	18,115
*	Intuitive Surgical Inc.	31,739	17,774
	Stryker Corp.	96,580	16,364
*	Illumina Inc.	41,533	14,737
*	Express Scripts Holding Co. 158,849		13,982
*	Boston Scientific Corp.	389,696	13,858
*	Vertex Pharmaceuticals Inc.	72,145	13,304
	Humana Inc.	38,858	12,950
	Cigna Corp.	66,761	12,574
	Zoetis Inc.	137,020	12,414
	Baxter International Inc.	141,404	10,516
	HCA Healthcare Inc.	78,358	10,509
*	Regeneron Pharmaceuticals
	Inc.	22,559	9,176
*	Align Technology Inc.	22,382	8,650
*	Edwards Lifesciences Corp.	59,357	8,562
*	Centene Corp.	57,303	8,394
*	Alexion Pharmaceuticals Inc. 60,484		7,394
	Zimmer Biomet Holdings Inc. 57,481		7,106
*	IDEXX Laboratories Inc.	24,288	6,170
*	IQVIA Holdings Inc.	46,033	5,850
*	Mylan NV	145,169	5,680
*	Laboratory Corp. of America
	Holdings	29,241	5,055
*	BioMarin Pharmaceutical Inc.	49,877	4,987
	ResMed Inc.	39,904	4,446
	Quest Diagnostics Inc.	38,266	4,208
*	Waters Corp.	21,933	4,156
*	Incyte Corp.	49,597	3,666
	Cooper Cos. Inc.	13,680	3,499
*	Henry Schein Inc.	43,311	3,364
	Universal Health Services Inc.
	Class B	23,900	3,111
*	Hologic Inc.	76,669	3,048
*	Varian Medical Systems Inc. 26,315		2,948
*	Jazz Pharmaceuticals plc	16,640	2,844
	Perrigo Co. plc	36,502	2,793
*	DaVita Inc.	38,158	2,644
	Dentsply Sirona Inc.	63,057	2,517
			887,023
Industrials (8.3%)
	Union Pacific Corp.	218,062	32,845
*	PayPal Holdings Inc.	336,172	31,039

	Accenture plc Class A	181,900	30,754
	United Parcel Service Inc.
	Class B	195,367	24,007
	Automatic Data Processing
	Inc.	124,556	18,279
	CSX Corp.	235,571	17,470
	FedEx Corp.	69,943	17,063
	Norfolk Southern Corp.	79,877	13,886
	Illinois Tool Works Inc.	95,714	13,293
	Deere & Co.	91,531	13,162
	Waste Management Inc.	122,467	11,132
	Sherwin-Williams Co.	23,507	10,709
	Eaton Corp. plc	123,440	10,263
	Johnson Controls
	International plc	261,206	9,866
*	Fiserv Inc.	115,804	9,272
*	Worldpay Inc. Class A	82,535	8,038
	Fortive Corp.	86,827	7,292
	PACCAR Inc.	96,791	6,622
	Parker-Hannifin Corp.	37,372	6,563
	Rockwell Automation Inc.	35,305	6,389
	Agilent Technologies Inc.	92,285	6,233
	Cummins Inc.	43,526	6,172
	Global Payments Inc.	44,883	5,592
*	Verisk Analytics Inc. Class A	45,274	5,392
	Total System Services Inc.	51,009	4,955
	Fastenal Co.	81,784	4,773
	WW Grainger Inc.	12,843	4,547
	Republic Services Inc.
	Class A	61,919	4,542
	Broadridge Financial
	Solutions Inc.	33,171	4,483
	Vulcan Materials Co.	37,085	4,109
*	Mettler-Toledo International
	Inc.	6,981	4,080
	Ball Corp.	96,999	4,062
	WestRock Co.	71,771	3,953
	Xylem Inc.	51,073	3,877
	CH Robinson Worldwide Inc.	39,822	3,826
*	United Rentals Inc.	23,517	3,666
	Dover Corp.	42,587	3,657
	Expeditors International of
	Washington Inc.	48,994	3,590
	Martin Marietta Materials
	Inc.	17,766	3,531
*	Keysight Technologies Inc.	52,864	3,430
	Kansas City Southern	28,841	3,344
	Alliance Data Systems Corp.	13,632	3,252
	JB Hunt Transport Services
	Inc.	24,556	2,965
	Packaging Corp. of America	26,366	2,898
	Arconic Inc.	122,053	2,732
	Robert Half International Inc.	33,836	2,645

FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
*	Sensata Technologies
	Holding plc	47,542	2,517
	Allegion plc	26,736	2,332
	Fortune Brands Home &
	Security Inc.	40,832	2,163
*	Arrow Electronics Inc.	24,291	1,883
	Sealed Air Corp.	45,194	1,813
	Acuity Brands Inc.	11,509	1,759
	Xerox Corp.	62,588	1,744
	ManpowerGroup Inc.	18,425	1,727
	Avnet Inc.	32,837	1,589
	MDU Resources Group Inc.	54,156	1,510
*	Stericycle Inc.	23,200	1,431
	Jabil Inc.	47,148	1,394
	Bemis Co. Inc.	25,634	1,263
			427,375
Oil & Gas (3.3%)
	ConocoPhillips	330,888	24,297
	EOG Resources Inc.	163,329	19,310
	Occidental Petroleum Corp.	216,463	17,289
	Valero Energy Corp.	121,616	14,336
	Williams Cos. Inc.	343,196	10,155
	Kinder Morgan Inc.	535,354	9,476
	Anadarko Petroleum Corp.	145,430	9,366
	Pioneer Natural Resources
	Co.	48,610	8,492
	ONEOK Inc.	115,452	7,609
	Devon Energy Corp.	150,406	6,457
	Andeavor	39,778	6,078
	Marathon Oil Corp.	239,647	5,155
	Apache Corp.	107,870	4,728
	Baker Hughes a GE Co.	117,139	3,862
	EQT Corp.	74,576	3,805
	HollyFrontier Corp.	45,704	3,406
	Targa Resources Corp.	60,857	3,351
	Cabot Oil & Gas Corp.	125,267	2,985
	Cimarex Energy Co.	26,520	2,240
	Helmerich & Payne Inc.	29,698	1,947
*	Newfield Exploration Co.	60,513	1,651
	Murphy Oil Corp.	45,979	1,418
	Core Laboratories NV	11,976	1,372
*	Apergy Corp.	23,043	1,042
	Range Resources Corp.	59,200	972
*	Weatherford International
	plc	280,932	680
			171,479
Other (0.0%)[2]
*,§	Herbalife Ltd. CVR	2,328	23

Technology (29.6%)
	Apple Inc.	1,392,352	316,941
	Microsoft Corp.	2,145,367	240,989
*	Facebook Inc. Class A	673,039	118,273
*	Alphabet Inc. Class C	86,651	105,557

*	Alphabet Inc. Class A	84,094	103,587
	Cisco Systems Inc.	1,364,888	65,201
	Intel Corp.	1,320,300	63,942
	NVIDIA Corp.	164,726	46,235
	Oracle Corp.	813,228	39,507
*	Adobe Systems Inc.	139,148	36,667
	Texas Instruments Inc.	276,994	31,134
*	salesforce.com Inc.	199,703	30,491
	QUALCOMM Inc.	398,160	27,358
	Broadcom Inc.	122,007	26,723
*	Micron Technology Inc.	327,434	17,197
	Intuit Inc.	68,927	15,127
	Cognizant Technology
	Solutions Corp. Class A	165,019	12,942
	Applied Materials Inc.	296,870	12,771
	HP Inc.	471,084	11,612
	Analog Devices Inc.	105,885	10,467
*	ServiceNow Inc.	49,828	9,784
*	Autodesk Inc.	61,973	9,565
*	NXP Semiconductors NV	97,280	9,061
	Lam Research Corp.	46,368	8,026
	Corning Inc.	230,966	7,740
*	Red Hat Inc.	50,085	7,399
	DXC Technology Co.	80,603	7,342
	Hewlett Packard
	Enterprise Co.	437,995	7,240
*	Twitter Inc.	200,289	7,046
	NetApp Inc.	75,898	6,589
*	Advanced Micro Devices
	Inc.	256,881	6,466
*	Workday Inc. Class A	41,030	6,341
*	Cerner Corp.	89,809	5,847
*	Palo Alto Networks Inc.	25,026	5,785
	Xilinx Inc.	72,499	5,643
*	Dell Technologies Inc.
	Class V	56,459	5,430
	Western Digital Corp.	84,682	5,355
*	Splunk Inc.	40,904	5,242
*	Arista Networks Inc.	16,087	4,810
	Maxim Integrated
	Products Inc.	78,384	4,740
*	VeriSign Inc.	29,741	4,717
	Skyworks Solutions Inc.	51,152	4,670
*	Citrix Systems Inc.	38,202	4,356
	Seagate Technology plc	80,411	4,305
*	Synopsys Inc.	41,752	4,265
*	Check Point Software
	Technologies Ltd.	33,561	3,899
	CA Inc.	88,760	3,888
	CDW Corp.	41,751	3,656
	Symantec Corp.	174,723	3,522
*	Akamai Technologies Inc.	46,831	3,519
*	F5 Networks Inc.	17,281	3,268
*	VMware Inc. Class A	19,452	2,981

12

	FTSE Social Index Fund

			Market
			Value•
		Shares	($000)
	Juniper Networks Inc.	97,293	2,766
	Amdocs Ltd.	40,154	2,621
*	Yandex NV Class A	74,383	2,390
	CDK Global Inc.	37,083	2,311
	Garmin Ltd.	31,916	2,175
	Perspecta Inc.	40,001	930
			1,528,411
	Telecommunications (0.1%)
*	T-Mobile US Inc.	86,734	5,728
*	Sprint Corp.	182,722	1,116
			6,844
	Utilities (0.7%)
	Consolidated Edison Inc.	90,636	7,154
	WEC Energy Group Inc.	88,227	5,962
	PPL Corp.	197,768	5,882
	American Water Works
	Co. Inc.	50,696	4,437
	CMS Energy Corp.	78,525	3,867
	CenterPoint Energy Inc.	121,532	3,377
	NiSource Inc.	101,433	2,746
	Avangrid Inc.	15,589	769
			34,194
	Total Common Stocks
	(Cost $3,552,443)		5,158,182
Temporary Cash Investments (0.2%)[1]
	Money Market Fund (0.2%)
[3,4]	Vanguard Market Liquidity
	Fund, 2.153%	79,943	7,996

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.0%)
5	United States Treasury
	Bill, 1.934%, 10/11/18	650	649
Total Temporary Cash Investments
	(Cost $8,643)		8,645
	Total Investments (100.0%)
	(Cost $3,561,086)		5,166,827

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	254
Receivables for Accrued Income	7,681
Receivables for Capital Shares Issued	5,762
Variation Margin Receivable—
Futures Contracts	—
Total Other Assets	13,697
Liabilities
Payables for Investment Securities
Purchased	(21)
Collateral for Securities on Loan	(7,904)
Payables for Capital Shares Redeemed	(1,164)
Payables to Vanguard	(1,174)
Other Liabilities	(4,333)
Total Liabilities	(14,596)
Net Assets (100%)	5,165,928

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,579,295
Undistributed Net Investment Income	19,670
Accumulated Net Realized Losses	(38,859)
Unrealized Appreciation (Depreciation)
Investment Securities	1,605,741
Futures Contracts	81
Net Assets	5,165,928

13

FTSE Social Index Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 146,157,448 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,816,532
Net Asset Value Per Share—
Investor Shares	$19.27

Institutional Shares—Net Assets
Applicable to 121,833,662 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,349,396
Net Asset Value Per Share—
Institutional Shares	$19.28

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $7,649,000.
* Non-income-producing security.
§ Security value determined using significant unobservable inputs.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $7,904,000 of collateral received for securities on loan.
5 Securities with a value of $649,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2018	50	7,255	81

See accompanying Notes, which are an integral part of the Financial Statements.

14

FTSE Social Index Fund

Statement of Operations

Year Ended
August31,2018
($000)
Investment Income
Income
Dividends	75,522
Interest[1]	242
Securities Lending—Net	91
Total Income	75,855
Expenses
The Vanguard Group—Note B
Investment Advisory Services	623
Management and Administrative—Investor Shares	3,385
Management and Administrative—Institutional Shares	1,675
Marketing and Distribution—Investor Shares	444
Marketing and Distribution—Institutional Shares	52
Custodian Fees	68
Auditing Fees	33
Shareholders’ Reports and Proxy—Investor Shares	54
Shareholders’ Reports and Proxy—Institutional Shares	92
Trustees’ Fees and Expenses	3
Total Expenses	6,429
Net Investment Income	69,426
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(4,228)
Futures Contracts	2,122
Realized Net Gain (Loss)	(2,106)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	739,367
Futures Contracts	(32)
Change in Unrealized Appreciation (Depreciation)	739,335
Net Increase (Decrease) in Net Assets Resulting from Operations	806,655

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $221,000, ($4,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2 Includes $10,585,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

15

FTSE Social Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	69,426	48,418
Realized Net Gain (Loss)	(2,106)	(3,856)
Change in Unrealized Appreciation (Depreciation)	739,335	404,860
Net Increase (Decrease) in Net Assets Resulting from Operations	806,655	449,422
Distributions
Net Investment Income
Investor Shares	(35,275)	(26,127)
Institutional Shares	(27,400)	(18,289)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(62,675)	(44,416)
Capital Share Transactions
Investor Shares	444,974	274,057
Institutional Shares	581,627	404,904
Net Increase (Decrease) from Capital Share Transactions	1,026,601	678,961
Total Increase (Decrease)	1,770,581	1,083,967
Net Assets
Beginning of Period	3,395,347	2,311,380
End of Period[1]	5,165,928	3,395,347

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $19,670,000 and $12,919,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

FTSE Social Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.14	$13.95	$12.99	$12.74	$10.28
Investment Operations
Net Investment Income	. 290[1]	.256[1]	.241	.183	.167
Net Realized and Unrealized Gain (Loss)
on Investments	3.108	2.175	1.025	.231	2.442
Total from Investment Operations	3.398	2.431	1.266	.414	2.609
Distributions
Dividends from Net Investment Income	(. 268)	(. 241)	(. 306)	(.164)	(.149)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 268)	(. 241)	(. 306)	(.164)	(.149)
Net Asset Value, End of Period	$19.27	$16.14	$13.95	$12.99	$12.74

Total Return[2]	21.27%	17.61%	9.95%	3.25%	25.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,817	$1,952	$1,435	$1,131	$800
Ratio of Total Expenses to
Average Net Assets	0.18%	0.20%	0.22%	0.25%	0.27%
Ratio of Net Investment Income to
Average Net Assets	1.65%	1.71%	1.87%	1.63%	1.51%
Portfolio Turnover Rate [3]	8%	11%	16%	20%	14%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

17

FTSE Social Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.15	$13.96	$13.00	$12.75	$10.29
Investment Operations
Net Investment Income	. 305[1]	.271[1]	.254	.193	.180
Net Realized and Unrealized Gain (Loss)
on Investments	3.105	2.175	1.029	.233	2.440
Total from Investment Operations	3.410	2.446	1.283	.426	2.620
Distributions
Dividends from Net Investment Income	(. 280)	(. 256)	(. 323)	(.176)	(.160)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 280)	(. 256)	(. 323)	(.176)	(.160)
Net Asset Value, End of Period	$19.28	$16.15	$13.96	$13.00	$12.75

Total Return	21.34%	17.72%	10.09%	3.34%	25.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,349	$1,443	$876	$706	$429
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.15%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.71%	1.79%	1.97%	1.73%	1.62%
Portfolio Turnover Rate[2]	8%	11%	16%	20%	14%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

18

FTSE Social Index Fund

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

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FTSE Social Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

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FTSE Social Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $254,000, representing 0.00% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,158,159	—	23
Temporary Cash Investments	7,996	649	—
Futures Contracts—Assets[1]	—	—	—
Total	5,166,155	649	23
1 Represents variation margin on the last day of the reporting period.

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FTSE Social Index Fund

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	10,585
Undistributed (Overdistributed) net investment income	—
Accumulated net realized gains (losses)	(10,585)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	20,523
Undistributed long-term gains	—
Capital loss carryforwards*	(38,757)
Net unrealized gains (losses)	1,605,741

* Includes $394,000, which may be used to offset future net capital gains through August 31, 2019, as well as capital losses of $38,363,000, which may be carried forward indefinitely but must be used before any expiring loss carryforwards.

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	3,561,086
Gross unrealized appreciation	1,644,319
Gross unrealized depreciation	(38,578)
Net unrealized appreciation (depreciation)	1,605,741

E. During the year ended August 31, 2018, the fund purchased $1,383,697,000 of investment securities and sold $338,196,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $18,432,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

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FTSE Social Index Fund

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $103,035,000 and $56,148,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	875,104	49,256	569,817	37,790
Issued in Lieu of Cash Distributions	31,033	1,813	23,412	1,593
Redeemed	(461,163)	(25,902)	(319,172)	(21,307)
Net Increase (Decrease)—Investor Shares	444,974	25,167	274,057	18,076
Institutional Shares
Issued	778,428	43,355	500,495	33,070
Issued in Lieu of Cash Distributions	26,908	1,569	17,987	1,217
Redeemed	(223,709)	(12,466)	(113,578)	(7,688)
Net Increase (Decrease)—Institutional Shares	581,627	32,458	404,904	26,599

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard FTSE Social Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard FTSE Social Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 16, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

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Special 2018 tax information (unaudited) for Vanguard FTSE Social Index Fund

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $62,675,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 92.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: FTSE Social Index Fund Investor Shares
Periods Ended August 31, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	21.27%	15.25%	11.21%
Returns After Taxes on Distributions	20.82	14.81	10.88
Returns After Taxes on Distributions and Sale of Fund Shares	12.85	12.20	9.24

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	2/28/2018	8/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,088.11	$0.89
Institutional Shares	1,000.00	1,088.49	0.63
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.35	$0.87
Institutional Shares	1,000.00	1,024.60	0.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.17% for Investor Shares and 0.12% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Trustees Approve Advisory Arrangement

The board of trustees of Vanguard FTSE Social Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

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The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
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All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2130 102018

Annual Report | August 31, 2018

Vanguard U.S. Sector Index Funds

Vanguard Communication Services Index Fund
Vanguard Consumer Discretionary Index Fund
Vanguard Consumer Staples Index Fund
Vanguard Energy Index Fund
Vanguard Financials Index Fund
Vanguard Health Care Index Fund
Vanguard Industrials Index Fund
Vanguard Information Technology Index Fund
Vanguard Materials Index Fund
Vanguard Utilities Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance	1
CEO’s Perspective	4
Communication Services Index Fund	5
Consumer Discretionary Index Fund	17
Consumer Staples Index Fund	29
Energy Index Fund	40
Financials Index Fund	51
Health Care Index Fund	64
Industrials Index Fund	77
Information Technology Index Fund	89
Materials Index Fund	103
Utilities Index Fund	113
Your Fund’s After-Tax Returns	124
About Your Fund’s Expenses	126
Trustees Approve Advisory Arrangements	128
Glossary	129

Please note: The opinions expressed in this report are just that-----informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

o For the 12 months ended August 31, 2018, returns for the Vanguard U.S. Sector Index Funds ranged from about --3.5% to nearly 36%. All ten funds closely tracked their target indexes. Compared with their peer groups, results were mixed. o Nine of the ten funds posted positive returns, six of them in double-digits. The broad U.S. stock market advanced about 20% as corporate earnings remained strong and the U.S. economy continued to indicate growth. However, stocks endured a stretch of volatility in the first quarter of calendar-year 2018 before rebounding. o Please remember that Vanguard Communication Services Index Fund changed its name in May (it had been Vanguard Telecommunication Services Index Fund) as part of a sector reorganization by the index provider that is expected to be completed later this year. The changes also affect the Consumer Discretionary Index Fund and the Information Technology Index Fund. All three funds are tracking transition indexes to minimize the impact of the changes.

Total Returns: Fiscal Year Ended August 31, 2018
ETF Shares[1] and Admiral™ Shares[2]
Total
Returns
Vanguard Communication Services ETF
Market Price	-3.52%
Net Asset Value	-3.50
Vanguard Communication Services
Index Fund	-3.48
Communication Services Spliced Index	-3.67
Telecommunication Funds Average[3]	2.76

Vanguard Consumer Discretionary ETF
Market Price	29.29%
Net Asset Value	29.22
Vanguard Consumer Discretionary
Index Fund	29.24
Consumer Discretionary Spliced Index	29.34
Consumer Services Funds Average[3]	24.20

Vanguard Consumer Staples ETF
Market Price	2.60%
Net Asset Value	2.60
Vanguard Consumer Staples Index Fund	2.59
MSCI US IMI/Consumer Staples 25/50	2.68
Consumer Goods Funds Average[3]	5.68

Total
Returns
Vanguard Energy ETF
Market Price	24.07%
Net Asset Value	24.06
Vanguard Energy Index Fund	24.06
MSCI US IMI/Energy 25/50	24.19
Natural Resources Funds Average[3]	20.80

Vanguard Financials ETF
Market Price	17.13%
Net Asset Value	17.15
Vanguard Financials Index Fund	17.16
MSCI US IMI/Financials 25/50	17.26
Financial Services Funds Average[3]	16.18

Vanguard Health Care ETFs
Market Price	18.77%
Net Asset Value	18.75
Vanguard Health Care Index Fund	18.74
MSCI US IMI/Health Care 25/50	18.82
Health/Biotechnology Funds Average[3]	20.75

Vanguard Industrials ETF
Market Price	15.42%
Net Asset Value	15.41
Vanguard Industrials Index Fund	15.41
MSCI US IMI/Industrials 25/50	15.55
Industrials Funds Average[3]	14.12

Total
Returns
Vanguard Information Technology ETF
Market Price	35.49%
Net Asset Value	35.52
Vanguard Information Technology
Index Fund	35.54
Information Technology Spliced Index	35.66
Science and Technology Funds Average[3]	28.02

Vanguard Materials ETF
Market Price	9.96%
Net Asset Value	9.91
Vanguard Materials Index Fund	9.91
MSCI US IMI/Materials 25/50	9.84
Basic Materials Funds Average[3]	6.04

Vanguard Utilities ETF
Market Price	2.07%
Net Asset Value	2.05
Vanguard Utilities Index Fund	2.04
MSCI US IMI/Utilities 25/50	2.13
Utility Funds Average[3]	2.37

MSCI US IMI/2500	20.28%

1 The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
2 Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and
Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
Note: MSCI US IMI/2500 is the MSCI® US Investable Market 2500 Index.

1

Total Returns: Ten Years Ended August 31, 2018
Average
Annual Return
Communication Services Index Fund ETF Shares Net Asset Value	6.98%
Communication Services Spliced Index	6.34
Telecommunication Funds Average	5.92
Telecommunication Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Consumer Discretionary Index Fund ETF Shares Net Asset Value	15.73%
Consumer Discretionary Spliced Index	15.85
Consumer Services Funds Average	12.21
Consumer Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Consumer Staples Index Fund ETF Shares Net Asset Value	10.10%
Spliced US IMI/Consumer Staples 25/50	10.10
Consumer Goods Funds Average	9.69
Consumer Goods Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Energy Index Fund ETF Shares Net Asset Value	1.58%
Spliced US IMI/Energy 25/50	1.75
Natural Resources Funds Average	-1.32
Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Financials Index Fund ETF Shares Net Asset Value	7.99%
Spliced US IMI/Financials 25/50	8.04
Financial Services Funds Average	7.48
Financial Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Health Care Index Fund ETF Shares Net Asset Value	13.76%
Spliced US IMI/Health Care 25/50	13.88
Health/Biotechnology Funds Average	14.52
Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Industrials Index Fund ETF Shares Net Asset Value	10.18%
Spliced US IMI/Industrials 25/50	10.31
Industrials Funds Average	8.73
Industrials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Information Technology Index Fund ETF Shares Net Asset Value	15.50%
Information Technology Spliced Index	15.66
Science and Technology Funds Average	13.97
Science and Technology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Materials Index Fund ETF Shares Net Asset Value	7.05%
Spliced US IMI/Materials 25/50	7.14
Basic Materials Funds Average	2.81
Basic Materials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Utilities Index Fund ETF Shares Net Asset Value	8.18%
Spliced US IMI/Utilities 25/50	8.32
Utility Funds Average	6.10

Utility Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company. For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

2

Expense Ratios
Your Fund Compared With Its Peer Group

	ETF	Admiral	Peer Group
	Shares	Shares	Average
Communication Services Index Fund	0.10%	0.10%	1.42%
Consumer Discretionary Index Fund	0.10	0.10	1.36
Consumer Staples Index Fund	0.10	0.10	1.37
Energy Index Fund	0.10	0.10	1.61
Financials Index Fund	0.10	0.10	1.54
Health Care Index Fund	0.10	0.10	1.37
Industrials Index Fund	0.10	0.10	1.34
Information Technology Index Fund	0.10	0.10	1.43
Materials Index Fund	0.10	0.10	1.25
Utilities Index Fund	0.10	0.10	1.22

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the fund expense ratios were: for the Communication Services Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Consumer Discretionary Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Consumer Staples Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Energy Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Financials Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Health Care Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Industrials Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Information Technology Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Materials Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares; for the Utilities Index Fund, 0.10% for ETF Shares and 0.10% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups are: for the Communication Services Index Fund, Telecommunication Funds; for the Consumer Discretionary Index Fund, Consumer Services Funds; for the Consumer Staples Index Fund, Consumer Goods Funds; for the Energy Index Fund, Natural Resources Funds; for the Financials Index Fund, Financial Services Funds; for the Health Care Index Fund, Health/Biotechnology Funds; for the Industrials Index Fund, Industrials Funds; for the Information Technology Index Fund, Science and Technology Funds; for the Materials Index Fund, Basic Materials Funds; for the Utilities Index Fund, Utility Funds.

3

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things lookbleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience-----a form of discipline-----is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

We have been enjoying one of the longest bull markets in history, but it won’tcontinue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
September 13, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.82%	15.84%	14.36%
Russell 2000 Index (Small-caps)	25.45	16.11	13.00
Russell 3000 Index (Broad U.S. market)	20.25	15.86	14.25
FTSE All-World ex US Index (International)	3.51	8.31	5.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.05%	1.76%	2.49%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.49	2.71	4.12
FTSE Three-Month U.S. Treasury Bill Index	1.49	0.74	0.44

CPI
Consumer Price Index	2.70%	1.90%	1.52%

4

Communication Services Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VOX	VTCAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.38%	1.38%

Portfolio Characteristics
		MSCI
		US IMI/
		Comm
		Services	MSCI
		25/50 Tran	US IMI/
	Fund	Index	2500
Number of Stocks	79	79	2,464
Median Market Cap	$169.5B	$224.7B	$71.2B
Price/Earnings Ratio	16.1x	16.3x	21.2x
Price/Book Ratio	2.9x	3.0x	3.2x
Return on Equity	13.5%	13.5%	15.0%
Earnings Growth Rate	16.9%	18.0%	8.3%
Dividend Yield	1.6%	1.6%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	84%	------	------
Short-Term Reserves	0.0%	------	------

Volatility Measures
	Comm
	Services
	Spliced	MSCI US
	Index	IMI/2500
R-Squared	1.00	0.24
Beta	1.00	0.61

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)
Advertising	1.1%
Alternative Carriers	6.6
Application Software	0.3
Broadcasting	2.3
Cable & Satellite	10.2
Home Entertainment Software	4.2
Integrated Telecommunication Services	15.1
Internet & Direct Marketing Retail	4.9
Internet Software & Services	39.5
Movies & Entertainment	9.5
Publishing	1.0
Wireless Telecommunication Services	5.3

Sector categories are based on the Global Industry Classification Standard (‘‘GICS’’), except for the ‘‘Other’’ category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
Alphabet Inc.	Internet Software
	& Services	22.3%
Facebook Inc.	Internet Software
	& Services	14.7
AT&T Inc.	Integrated
	Telecommunication
	Services	7.7
Comcast Corp.	Cable & Satellite	4.6
Netflix Inc.	Internet & Direct
	Marketing Retail	4.6
Walt Disney Co.	Movies & Entertainment	4.5
Verizon	Integrated
Communications	Telecommunication
Inc.	Services	4.5
Twenty-First
Century Fox Inc.	Movies & Entertainment	2.7
Charter
Communications Inc.	Cable & Satellite	2.2
Activision	Home Entertainment
Blizzard Inc.	Software	2.0
Top Ten		69.8%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

5

Communication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2008--August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2018		of a $10,000
	One Year	Five Years	Ten Years	Investment
Communication Services Index Fund
ETF Shares Net Asset Value	-3.50%	5.88%	6.98%	$19,631
Communication Services Index Fund
ETF Shares Market Price	-3.52	5.88	6.99	19,650
Communication Services Spliced Index	-3.67	5.86	6.34	18,488
Telecommunication Funds Average	2.76	8.21	5.92	17,774
MSCI US IMI/2500	20.28	14.32	11.01	28,409

For a benchmark description, see the Glossary.
Telecommunication Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Communication Services Index Fund
Admiral Shares	-3.48%	5.90%	6.99%	$196,533
Communication Services Spliced Index	-3.67	5.86	6.34	184,884
MSCI US IMI/2500	20.28	14.32	11.01	284,088

See Financial Highlights for dividend and capital gains information.

6

Communication Services Index Fund

Cumulative Returns: ETF Shares, August 31, 2008--August 31, 2018

	One Year	Five Years	Ten Years
Communication Services Index Fund ETF Shares Market Price	-3.52%	33.07%	96.50%
Communication Services Index Fund ETF Shares Net Asset Value	-3.50	33.07	96.31
Communication Services Spliced Index	-3.67	32.92	84.88

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents total returns through the latest calendar quarter------rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		-3.86%	5.33%	6.72%
Net Asset Value		-3.99	5.30	6.69
Admiral Shares	3/11/2005	-3.97	5.32	6.70

See Financial Highlights for dividend and capital gains information.

7

Communication Services Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
			o
		Shares	($000)
Common Stocks (100.0%)
Diversified Telecommunication Services (21.7%)
	Alternative Carriers (6.6%)
	CenturyLink Inc.	734,155	15,682
*	Vonage Holdings Corp.	658,075	9,332
*,^ Iridium Communications
	Inc.	446,625	9,044
*	Zayo Group Holdings Inc.	260,746	9,037
	Cogent Communications
	Holdings Inc.	154,184	8,434
*	ORBCOMM Inc.	750,446	8,097
*,^	Globalstar Inc.	10,772,291	5,493
*	pdvWireless Inc.	153,757	4,620

	Integrated Telecommunication Services (15.1%)
	AT&T Inc.	2,554,482	81,590
	Verizon Communications
	Inc.	879,125	47,798
	ATN International Inc.	113,056	8,279
	Consolidated
	Communications
	Holdings Inc.	612,844	7,238
*	Cincinnati Bell Inc.	484,684	6,301
^	Frontier Communications
	Corp.	851,658	4,429
^	Windstream Holdings Inc.	652,080	3,071
	IDT Corp. Class B	310,015	1,640
			230,085
Internet & Direct Marketing Retail (4.9%)
*	Netflix Inc.	132,618	48,761
*	TripAdvisor Inc.	57,549	3,126
			51,887
Internet Software & Services (39.5%)
*	Facebook Inc. Class A	889,865	156,376
*	Alphabet Inc. Class C	99,673	121,421
*	Alphabet Inc. Class A	93,915	115,684
*	Twitter Inc.	291,271	10,247
*	IAC/InterActiveCorp	34,990	6,900
*	Zillow Group Inc.	55,128	2,682
*	Yelp Inc. Class A	49,205	2,318
*,^ Match Group Inc.		37,604	1,882
*	Zillow Group Inc. Class A	29,784	1,433
			418,943
Media (24.1%)
	Advertising (1.1%)
	Omnicom Group Inc.	102,023	7,072
	Interpublic Group of
	Cos. Inc.	188,843	4,410

	Broadcasting (2.3%)
	CBS Corp. Class B	150,718	7,991
*	Discovery Communications
	Inc.	152,888	3,920
*,^ Discovery Communications
	Inc. Class A	86,829	2,417

			Market
			Value
			o
		Shares	($000)
	Nexstar Media Group Inc.
	Class A	28,222	2,314
	Tribune Media Co. Class A	55,702	2,055
*	AMC Networks Inc.
	Class A	31,333	1,968
	TEGNA Inc.	156,287	1,819
	Sinclair Broadcast Group Inc.
	Class A	58,976	1,707

	Cable & Satellite (10.2%)
	Comcast Corp. Class A 1,327,338		49,098
*	Charter Communications I
	nc. Class A	74,436	23,105
*,^ Liberty Global plc		245,388	6,353
^	Sirius XM Holdings Inc.	739,514	5,251
*	Liberty Broadband Corp.	53,080	4,304
*	Liberty Media Corp-Liberty
	SiriusXM Class C	87,927	4,136
*	DISH Network Corp.
	Class A	113,983	4,029
*	Liberty Global plc Class A	108,404	2,906
*	Liberty Media Corp-Liberty
	SiriusXM Class A	53,017	2,478
	Cable One Inc.	2,706	2,267
*	Liberty Latin America Ltd.	87,857	1,725
*	Liberty Broadband Corp.
	Class A	20,724	1,679
*	Liberty Latin America Ltd.
	Class A	65,277	1,287

	Movies & Entertainment (9.5%)
	Walt Disney Co.	430,568	48,232
	Twenty-First Century Fox
	Inc. Class A	437,594	19,867
	Twenty-First Century Fox
	Inc.	190,458	8,552
	Viacom Inc. Class B	167,026	4,891
*	Liberty Media Corp-Liberty
	Formula One	101,633	3,756
*	Live Nation Entertainment
	Inc.	74,718	3,712
*	Madison Square Garden Co.
	Class A	10,410	3,143
	Cinemark Holdings Inc.	65,807	2,456
	World Wrestling
	Entertainment Inc. Class A	25,282	2,210
	Lions Gate Entertainment
	Corp. Class B	79,933	1,794
	Lions Gate Entertainment
	Corp. Class A	55,374	1,302
*	Liberty Media Corp-Liberty
	Formula One Class A	35,299	1,235

	Publishing (1.0%)
	News Corp. Class A	215,107	2,811
	New York Times Co.
	Class A	87,011	2,027

John Wiley & Sons Inc.
Class A	31,277	2,019
Meredith Corp.	31,982	1,652
News Corp. Class B	111,812	1,521
		255,471
Software (4.5%)
Application Software (0.3%)
*,^ Snap Inc.	276,314	3,012

Home Entertainment Software (4.2%)
Activision Blizzard Inc.	297,379	21,441
* Electronic Arts Inc.	127,873	14,502
* Take-Two Interactive
Software Inc.	51,518	6,880
* Zynga Inc. Class A	516,769	2,150
		47,985
Wireless Telecommunication Services (5.3%)
* T-Mobile US Inc.	228,153	15,067
*,^ Sprint Corp.	1,551,905	9,482
Telephone & Data Systems
Inc.	300,466	9,026
* United States Cellular Corp.	186,698	7,983
Shenandoah
Telecommunications Co.	202,685	7,733
Spok Holdings Inc.	353,741	5,430
* Boingo Wireless Inc.	42,720	1,413
		56,134
Total Common Stocks
(Cost $1,050,922)		1,060,505
Temporary Cash Investment (2.4%)
Money Market Fund (2.4%)
[1,2] Vanguard Market Liquidity
Fund, 2.153%
(Cost $25,876)	258,752	25,880
Total Investments (102.4%)
(Cost $1,076,798)		1,086,385
Other Assets and Liabilities (-2.4%)
Other Assets		38,983
Liabilities[2]		(64,265)
		(25,282)
Net Assets (100%)		1,061,103

8

Communication Services Index Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	1,060,505
Affiliated Issuers	25,880
Total Investments in Securities	1,086,385
Investment in Vanguard	54
Receivables for Investment Securities
Sold	38,344
Receivables for Accrued Income	564
Receivables for Capital Shares Issued	21
Total Assets	1,125,368
Liabilities
Payables for Investment Securities
Purchased	35,801
Collateral for Securities on Loan	25,867
Payables for Capital Shares Redeemed	1,947
Payables to Vanguard	416
Other Liabilities	234
Total Liabilities	64,265
Net Assets	1,061,103

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,348,873
Undistributed Net Investment Income	2,670
Accumulated Net Realized Losses	(300,027)
Unrealized Appreciation (Depreciation)	9,587
Net Assets	1,061,103

ETF Shares-----Net Assets
Applicable to 11,689,812 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,015,002
Net Asset Value Per Share-----
ETF Shares	$86.83

Admiral Shares-----Net Assets
Applicable to 1,041,945 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	46,101
Net Asset Value Per Share-----
Admiral Shares	$44.25

o See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $20,850,000.
1 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
2 Includes $25,867,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Communication Services Index Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Dividends------Unaffiliated Issuers	36,737
Dividends------Affiliated Issuers	531
Interest------Affiliated Issuers	44
Securities Lending------Net	3,405
Total Income	40,717
Expenses
The Vanguard Group------Note B
Investment Advisory Services	171
Management and Administrative------
ETF Shares	510
Management and Administrative------
Admiral Shares	31
Marketing and Distribution------
ETF Shares	64
Marketing and Distribution------
Admiral Shares	4
Custodian Fees	47
Auditing Fees	34
Shareholders’ Reports and Proxy------
ETF Shares	274
Shareholders’ Reports and Proxy------
Admiral Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	1,138
Net Investment Income	39,579
Realized Net Gain (Loss)[1]
Investment Securities Sold------
Unaffiliated Issuers	(120,095)
Investment Securities Sold------
Affiliated Issuers	(75,164)
Futures Contracts	(86)
Swap Contracts	(2,759)
Realized Net Gain (Loss)	(198,104)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities------
Unaffiliated Issuers	43,951
Investment Securities------
Affiliated Issuers	58,256
Futures Contracts	------
Change in Unrealized Appreciation
(Depreciation)	102,207
Net Increase (Decrease) in Net Assets
Resulting from Operations	(56,318)

1 Includes $72,534,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	39,579	47,661
Realized Net Gain (Loss)	(198,104)	89,169
Change in Unrealized Appreciation (Depreciation)	102,207	(122,022)
Net Increase (Decrease) in Net Assets Resulting from Operations	(56,318)	14,808
Distributions
Net Investment Income
ETF Shares	(43,280)	(46,292)
Admiral Shares	(1,863)	(1,957)
Realized Capital Gain
ETF Shares	------	------
Admiral Shares	------	------
Total Distributions	(45,143)	(48,249)
Capital Share Transactions
ETF Shares	(275,041)	(62,939)
Admiral Shares	(659)	(13,376)
Net Increase (Decrease) from Capital Share Transactions	(275,700)	(76,315)
Total Increase (Decrease)	(377,161)	(109,756)
Net Assets
Beginning of Period	1,438,264	1,548,020
End of Period[1]	1,061,103	1,438,264
1 Net Assets-----End of Period includes undistributed (overdistributed) net investment income of $2,670,000 and $10,993,000.

See accompanying Notes, which are an integral part of the Financial Statements.

1

Communication Services Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$93.54	$95.16	$83.80	$88.44	$78.54
Investment Operations
Net Investment Income	3.067[1]	3.108[1]	2.622	2.789	2.394
Net Realized and Unrealized Gain (Loss)
on Investments	(6.297)	(1.587)	12.811	(5.178)	10.749
Total from Investment Operations	(3.230)	1.521	15.433	(2.389)	13.143
Distributions
Dividends from Net Investment Income	(3.480)	(3.141)	(4.073)	(2.251)	(3.243)
Distributions from Realized Capital Gains	------	------	------	------	------
Total Distributions	(3.480)	(3.141)	(4.073)	(2.251)	(3.243)
Net Asset Value, End of Period	$86.83	$93.54	$95.16	$83.80	$88.44

Total Return	-3.50%	1.62%	19.14%	-2.72%	17.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,015	$1,388	$1,483	$795	$743
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.48%	3.26%	3.10%	3.20%	3.29%
Portfolio Turnover Rate[2]	84%	18%	20%	18%	19%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$47.67	$48.50	$42.71	$45.07	$40.02
Investment Operations
Net Investment Income	1.554[1]	1.601[1]	1.337	1.419	1.217
Net Realized and Unrealized Gain (Loss)
on Investments	(3.199)	(.829)	6.529	(2.637)	5.486
Total from Investment Operations	(1.645)	.772	7.866	(1.218)	6.703
Distributions
Dividends from Net Investment Income	(1.775)	(1.602)	(2.076)	(1.142)	(1.653)
Distributions from Realized Capital Gains	------	------	------	------	------
Total Distributions	(1.775)	(1.602)	(2.076)	(1.142)	(1.653)
Net Asset Value, End of Period	$44.25	$47.67	$48.50	$42.71	$45.07

Total Return[2]	-3.48%	1.61%	19.14%	-2.66%	17.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$46	$50	$65	$24	$26
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.48%	3.26%	3.10%	3.20%	3.29%
Portfolio Turnover Rate[3]	84%	18%	20%	18%	19%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

1

Communication Services Index Fund

Notes to Financial Statements

Vanguard Communication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund changed its name from Vanguard Telecommunication Services Index Fund to Vanguard Communication Services Index Fund in May 2018.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2018.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

Communication Services Index Fund

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended August 31, 2018, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open swap contracts at August 31, 2018.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015--2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

Communication Services Index Fund

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (‘‘Vanguard’’) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the ‘‘FSA’’) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $54,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1------Quoted prices in active markets for identical securities.

Level 2------Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3------Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At August 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Communication Services Index Fund

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions, the expiration of capital loss carryforwards, and swap agreements were reclassified to the following accounts:

Amount
($000)
Paid-in capital	46,199
Undistributed (Overdistributed) net investment income	(2,759)
Accumulated net realized gains (losses)	(43,440)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	3,034
Undistributed long-term gains	------
Capital loss carryforwards*	(300,027)
Net unrealized gains (losses)	9,587
* Includes $11,458,000, which may be used to offset future net capital gains through August 31, 2019, as well as capital losses of
$288,569,000, which may be carried forward indefinitely but must be used before any expiring loss carryforwards.

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	1,076,798
Gross unrealized appreciation	59,196
Gross unrealized depreciation	(49,609)
Net unrealized appreciation (depreciation)	9,587

E. During the year ended August 31, 2018, the fund purchased $1,457,119,000 of investment securities and sold $1,737,000,000 of investment securities, other than temporary cash investments. Purchases and sales include $457,850,000 and $769,377,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $259,726,000 and $2,454,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

Communication Services Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	499,222	5,625	449,451	4,627
Issued in Lieu of Cash Distributions	------	------	------	------
Redeemed	(774,263)	(8,775)	(512,390)	(5,375)
Net Increase (Decrease)------ETF Shares	(275,041)	(3,150)	(62,939)	(748)
Admiral Shares
Issued	29,914	666	38,492	787
Issued in Lieu of Cash Distributions	1,591	35	1,734	36
Redeemed	(32,164)	(711)	(53,602)	(1,106)
Net Increase (Decrease)------Admiral Shares	(659)	(10)	(13,376)	(283)

G. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

					Current Period Transactions
	Aug. 31,		Proceeds	Net	Change			Aug. 31,
	2017		from	Realized	in Net		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Lumos Networks Corp.	28,619	3,417	32,064	4,960	(4,932)	------	------	------
NII Holdings Inc.	8,079	791	4,764	(32,770)	28,664	------	------	------
PdvWireless Inc.	30,239	9,876	34,264	(1,201)	(30)	------	------	NA1
Spok Holdings Inc.	22,059	14,171	28,127	(4,939)	2,266	531	------	NA1
Vanguard Market
Liquidity Fund	59,268	NA2	NA2	(1)	(2)	44	------	25,880
Windstream
Holdings Inc.	20,284	4,176	12,466	(41,213)	32,290	------	------	NA1
Total	168,548			(75,164)	58,256	575	------	25,880

1 Not applicable----at August 31, 2018, the security was still held, but the issuer was no longer an affiliated company of the fund. 2 Not applicable----purchases and sales are for temporary cash investment purposes.

H. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

Consumer Discretionary Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VCR	VCDAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.20%	1.20%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer
		Discretionary	MSCI
		25/50 Tran	US IMI/
	Fund	Index	2500
Number of Stocks	328	325	2,464
Median Market Cap	$51.4B	$51.4B	$71.2B
Price/Earnings Ratio	24.8x	24.8x	21.2x
Price/Book Ratio	5.3x	5.3x	3.2x
Return on Equity	19.6%	19.6%	15.0%
Earnings Growth Rate 13.6%		13.6%	8.3%
Dividend Yield	1.2%	1.2%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	28%	------	------
Short-Term Reserves	0.0%	------	------

Volatility Measures
	Consumer
	Discretionary	MSCI US
	Spliced Index	IMI/2500
R-Squared	1.00	0.81
Beta	1.00	1.03

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)
Advertising	0.1%
Apparel Retail	5.3
Apparel, Accessories & Luxury Goods	3.9
Auto Parts & Equipment	3.2
Automobile Manufacturers	4.0
Automotive Retail	3.0
Broadcasting	0.2
Cable & Satellite	0.3
Casinos & Gaming	2.6
Computer & Electronics Retail	0.8
Consumer Electronics	0.3
Department Stores	1.1
Distributors	1.1
Education Services	1.0
Footwear	3.9
General Merchandise Stores	3.2
Home Furnishings	0.8
Home Improvement Retail	10.3
Homebuilding	2.5
Homefurnishing Retail	0.6
Hotels, Resorts & Cruise Lines	4.9

Household Appliances	0.5
Housewares & Specialties	0.4
Internet & Direct Marketing Retail	27.7
Internet Software & Services	1.8
Leisure Facilities	0.8
Leisure Products	1.3
Motorcycle Manufacturers	0.2
Movies & Entertainment	0.2
Publishing	0.2
Restaurants	10.5
Specialized Consumer Services	0.9
Specialty Stores	2.2
Tires & Rubber	0.2

Sector categories are based on the Global Industry Classification Standard (‘‘GICS’’), except for the ‘‘Other’’ category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
Amazon.com Inc.	Internet & Direct
	Marketing Retail	23.3%
Home Depot Inc.	Home Improvement
	Retail	7.4
McDonald’s Corp.	Restaurants	4.1
NIKE Inc.	Footwear	3.4
Booking	Internet & Direct
Holdings Inc.	Marketing Retail	3.0
Lowe’s Cos. Inc.	Home Improvement
	Retail	2.8
Starbucks Corp.	Restaurants	2.4
TJX Cos. Inc.	Apparel Retail	2.2
General
Motors Co.	Automobile Manufacturers	1.4
Target Corp.	General Merchandise
	Stores	1.4
Top Ten		51.4%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.10%

for ETF Shares and 0.10% for Admiral Shares.

18

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2008--August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2018		of a $10,000
	One Year	Five Years	Ten Years	Investment
Consumer Discretionary Index Fund
ETF Shares Net Asset Value	29.22%	15.73%	15.73%	$43,097
Consumer Discretionary Index Fund
ETF Shares Market Price	29.29	15.73	15.74	43,121
Consumer Discretionary Spliced Index	29.34	15.83	15.85	43,556
Consumer Services Funds Average	24.20	11.63	12.21	31,654
MSCI US IMI/2500	20.28	14.32	11.01	28,409

For a benchmark description, see the Glossary.
Consumer Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Consumer Discretionary Index Fund Admiral Shares	29.24%	15.74%	15.73%	$430,932
Consumer Discretionary Spliced Index	29.34	15.83	15.85	435,557
MSCI US IMI/2500	20.28	14.32	11.01	284,088

See Financial Highlights for dividend and capital gains information.

Consumer Discretionary Index Fund

Cumulative Returns: ETF Shares, August 31, 2008--August 31, 2018

	One Year	Five Years	Ten Years
Consumer Discretionary Index Fund ETF Shares Market Price	29.29%	107.61%	331.21%
Consumer Discretionary Index Fund ETF Shares Net Asset Value	29.22	107.58	330.97
Consumer Discretionary Spliced Index	29.34	108.46	335.56

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents total returns through the latest calendar quarter------rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		21.03%	14.84%	15.82%
Net Asset Value		20.98	14.84	15.81
Admiral Shares	7/14/2005	20.99	14.85	15.81

See Financial Highlights for dividend and capital gains information.

Consumer Discretionary Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
			o
		Shares	($000)
Common Stocks (100.1%)
Auto Components (3.5%)
	Aptiv plc	299,340	26,345
	Lear Corp.	76,402	12,392
	BorgWarner Inc.	241,896	10,588
	Autoliv Inc.	100,320	8,937
	Gentex Corp.	319,464	7,469
	Goodyear Tire & Rubber

	Co.	281,443	6,386
^,* Veoneer Inc.		100,464	5,017
	Adient plc	106,565	4,613
*	Visteon Corp.	36,724	4,054
	Delphi Technologies plc	106,403	3,749
	Dana Inc.	177,390	3,472
*	Cooper-Standard Holdings
	Inc.	22,239	3,079
*	Fox Factory Holding Corp.	46,539	3,074
*	Dorman Products Inc.	35,866	2,904
	LCI Industries	30,985	2,880
	Tenneco Inc.	64,791	2,772
*	American Axle &
	Manufacturing Holdings
	Inc.	142,927	2,531
*	Gentherm Inc.	47,761	2,350
	Cooper Tire & Rubber Co.	67,170	1,938
	Standard Motor Products
	Inc.	29,007	1,473
*	Modine Manufacturing Co.	74,348	1,253
*	Stoneridge Inc.	40,065	1,199
	Tower International Inc.	32,396	1,095
*	Motorcar Parts of America
	Inc.	34,290	910
	Superior Industries
	International Inc.	40,974	889
			121,369
Automobiles (4.2%)
	General Motors Co.	1,414,347	50,987
^,* Tesla Inc.		141,935	42,816
	Ford Motor Co.	4,159,827	39,435
	Harley-Davidson Inc.	195,230	8,321
	Thor Industries Inc.	62,062	5,923
	Winnebago Industries Inc.	41,730	1,542
			149,024
Distributors (1.1%)
	Genuine Parts Co.	166,550	16,630
*	LKQ Corp.	354,301	12,230
	Pool Corp.	47,046	7,728
	Core-Mark Holding Co. Inc.	61,001	2,182
			38,770
Diversified Consumer Services (1.9%)
*	ServiceMaster Global
	Holdings Inc.	155,849	9,393
	Service Corp. International	213,859	8,973
*	Bright Horizons Family
	Solutions Inc.	64,429	7,695
*	Grand Canyon Education
	Inc.	56,595	6,743

	H&R Block Inc.	245,280	6,637
*	Chegg Inc.	114,746	3,715
	Strategic Education Inc.	26,286	3,648
*	Weight Watchers
	International Inc.	48,303	3,618
*	Adtalem Global Education
	Inc.	72,677	3,477
	Graham Holdings Co.
	Class B	5,616	3,160
*	Sotheby’s	50,582	2,429
*	Career Education Co rp.	96,025	1,532
*	Regis Corp.	56,533	1,209
*	Houghton Mifflin Harcourt
	Co.	171,634	1,107
*	K12 Inc.	58,199	964
*	American Public Education
	Inc.	27,430	953
	Carriage Services Inc.
	Class A	31,090	708
*	Bridgepoint Education Inc.
	Class A	54,829	645
			66,606
Diversified Telecommunication Services (0.0%)
	AT&T Inc.	2,227	71

Hotels, Restaurants & Leisure (18.9%)
	McDonald’s Corp.	880,647	142,867
	Starbucks Corp.	1,551,104	82,907
	Marriott International Inc.
	Class A	339,287	42,910
	Yum! Brands Inc.	366,590	31,853
	Carnival Corp.	480,963	29,574
	Las Vegas Sands Corp.	443,795	29,033
	Hilton Worldwide Holdings
	Inc.	321,787	24,977
	Royal Caribbean Cruises
	Ltd.	192,990	23,657
	MGM Resorts International	606,389	17,579
	Wynn Resorts Ltd.	110,590	16,405
	Darden Restaurants Inc.	140,502	16,304
	Domino’s Pizza Inc.	46,314	13,828
	Vail Resorts Inc.	46,067	13,730
*	Chipotle Mexican Grill Inc.
	Class A	28,620	13,600
*	Norwegian Cruise Line
	Holdings Ltd.	243,110	13,033
	Aramark	281,606	11,568
*	Caesars Entertainment
	Corp.	694,630	7,085
	Dunkin’ Brands Group Inc.	96,125	7,007
	Wyndham Hotels &
	Resorts Inc.	116,798	6,628
	Six Flags Entertainment
	Corp.	84,942	5,738
	Texas Roadhouse Inc.
	Class A	80,570	5,555
*	Planet Fitness Inc. Class A	103,370	5,310
	Wyndham Destinations Inc.	118,487	5,237

	Extended Stay America Inc. 229,905		4,639
	ILG Inc.	126,422	4,315
	Hyatt Hotels Corp. Class A	54,385	4,207
	Churchill Downs Inc.	14,757	4,170
	Wendy’s Co.	232,054	4,096
*	Hilton Grand Vacations Inc.	118,086	3,857
	Boyd Gaming Corp.	102,767	3,743
	* Penn National Gaming Inc.	106,537	3,671
	Choice Hotels International
	Inc.	45,337	3,539
	Cracker Barrel Old Country
	Store Inc.	23,650	3,526
	Marriott Vacations
	Worldwide Corp.	27,957	3,327
	Jack in the Box Inc.	36,368	3,296
^,* Eldorado Resorts Inc.		63,085	3,031
*	Dave & Buster’s
	Entertainment Inc.	51,328	2,986
	Cheesecake Factory Inc.	54,681	2,907
	Red Rock Resorts Inc.
	Class A	86,498	2,823
	Brinker International Inc.	58,914	2,609
	Wingstop Inc.	37,515	2,512
*	Pinnacle Entertainment Inc.	70,419	2,411
*	SeaWorld Entertainment
	Inc.	72,732	2,132
*	Scientific Games Corp.	69,986	2,121
	BJ’s Restaurants Inc.	27,793	2,104
	Bloomin’ Brands Inc.	103,939	2,006
*	Shake Shack Inc. Class A	32,537	1,967
	Dine Brands Global Inc.	23,196	1,935
*	Belmond Ltd. Class A	111,101	1,861
	Papa John’s International
	Inc.	35,424	1,634
	Sonic Corp.	43,604	1,564
	International Speedway
	Corp. Class A	34,363	1,517
*	Denny’s Corp.	93,353	1,407
	Ruth’s Hospitality Group Inc.	43,494	1,340
*	Fiesta Restaurant Group Inc.	38,390	1,104
*	Monarch Casino & Resort
	Inc.	20,609	970
*	Red Robin Gourmet
	Burgers Inc.	22,767	940
*	Carrols Restaurant Group
	Inc.	58,058	917
*	Playa Hotels & Resorts NV	86,289	891
*	Chuy’s Holdings Inc.	30,642	887
*	Del Taco Restaurants Inc.	62,096	803
*	Lindblad Expeditions
	Holdings Inc.	50,685	770
^,*	Zoe’s Kitchen Inc.	53,623	735
*	Habit Restaurants Inc.
	Class A	42,689	706
*	Potbelly Corp.	50,394	683
*	Bojangles’ Inc.	43,556	636
*	Del Frisco’s Restaurant
	Group Inc.	67,239	635

Consumer Discretionary Index Fund

			Market
			Value
			o
		Shares	($000)
*	El Pollo Loco Holdings Inc.	53,223	633
	Speedway Motorsports Inc.	31,520	564
*	Biglari Holdings Inc.
	Class B	2,765	546
*	Biglari Holdings Inc.	439	421
	CorePoint Lodging Inc.	98	2
			666,481
Household Durables (4.5%)
	DR Horton Inc.	405,108	18,031
	Lennar Corp. Class A	325,631	16,825
*	Mohawk Industries Inc.	72,071	13,808
	Newell Brands Inc.	560,903	12,183
*	NVR Inc.	4,002	10,679
	Whirlpool Corp.	74,310	9,287
	Garmin Ltd.	130,730	8,908
	PulteGroup Inc.	315,317	8,813
	Leggett & Platt Inc.	154,682	7,029
	Toll Brothers Inc.	172,184	6,238
^,* iRobot Corp.		34,691	3,937
*	Helen of Troy Ltd.	32,994	3,925
^,* Tempur Sealy International
	Inc.	56,839	3,148
*	TRI Pointe Group Inc.	190,979	2,767
*	Taylor Morrison Home Corp.
	Class A	140,251	2,729
*	TopBuild Corp.	43,810	2,729
*	Cavco Industries Inc.	10,952	2,688
	KB Home	100,434	2,496
*	Meritage Homes Corp.	50,244	2,168
	Tupperware Brands Corp.	66,317	2,157
	La-Z-Boy Inc.	62,515	2,079
	MDC Holdings Inc.	60,233	1,909
^,* LGI Homes Inc.		26,755	1,541
*	Installed Building Products
	Inc.	31,449	1,464
*	M/I Homes Inc.	43,743	1,133
^,* GoPro Inc. Class A		175,519	1,125
*	William Lyon Homes
	Class A	53,281	1,043
*	Century Communities Inc.	35,486	1,038
*	Universal Electronics Inc.	23,377	1,010
	Ethan Allen Interiors Inc.	43,227	962
*	Beazer Homes USA Inc.	60,460	775
*	Green Brick Partners Inc.	59,423	621
	Flexsteel Industries Inc.	17,350	619
*	AV Homes Inc.	27,526	590
	Libbey Inc.	56,658	557
*	Hovnanian Enterprises Inc.
	Class A	336,892	526
	Hamilton Beach Brands
	Holding Co. Class A	21,628	501
			158,038
Internet & Direct Marketing Retail (27.8%)
*	Amazon.com Inc.	408,561	822,315
*	Booking Holdings Inc.	53,922	105,231
	Expedia Group Inc.	141,501	18,466
*	Qurate Retail Group Inc.
	QVC Group Class A	512,782	10,661
*	Wayfair Inc.	65,367	8,836
*	Liberty Expedia Holdings
	Inc. Class A	67,255	3,104
*	Shutterfly Inc.	38,588	2,997
*	Groupon Inc. Class A	567,057	2,421
*	Liberty TripAdvisor Holdings
	Inc. Class A	100,609	1,595
	Nutrisystem Inc.	41,341	1,529
	PetMed Express Inc.	31,417	1,153
*	Duluth Holdings Inc.	33,024	956
^,* Overstock.com Inc.		27,868	814

^,* Lands’ End Inc.		24,936	641
*	1-800-Flowers.com Inc.
	Class A	50,063	603
*	FTD Cos. Inc.	98,355	352
			981,674
Internet Software & Services (1.8%)
*	eBay Inc.	1,068,500	36,981
*	GrubHub Inc.	99,308	14,311
*	Etsy Inc.	128,553	6,259
*	Stamps.com Inc.	19,980	4,964
			62,515
Leisure Products (1.3%)
	Hasbro Inc.	134,621	13,369
	Polaris Industries Inc.	69,704	7,559
	Brunswick Corp.	102,598	6,815
^,* Mattel Inc.		404,071	6,235
	Callaway Golf Co.	119,286	2,721
	Sturm Ruger & Co. Inc.	24,818	1,624
*	Vista Outdoor Inc.	80,992	1,496
	Acushnet Holdings Corp.	48,874	1,322
*	American Outdoor Brands
	Corp.	92,972	1,304
*	MCBC Holdings Inc.	33,504	924
*	Nautilus Inc.	57,861	848
			44,217
Media (0.8%)
*	GCI Liberty Inc. Class A	111,114	5,453
*	MSG Networks Inc.	82,475	2,004
*	Gray Television Inc.	112,697	1,967
*	IMAX Corp.	78,679	1,849
	Scholastic Corp.	41,059	1,726
	Gannett Co. Inc.	155,141	1,595
	AMC Entertainment
	Holdings Inc. Class A	74,524	1,420
	Entercom Communications
	Corp. Class A	177,545	1,394
*	Liberty Media Corp-Liberty
	Braves Class C	50,250	1,335
	New Media Investment
	Group Inc.	79,637	1,266
	Marcus Corp.	28,318	1,150
	EW Scripps Co. Class A	76,464	1,122
	National CineMedia Inc.	123,118	1,120
*	Loral Space &
	Communications Inc.	21,938	973
	Entravision Communications
	Corp. Class A	133,304	700
^,* WideOpenWest Inc.		56,924	663
	Emerald Expositions Events
	Inc.	40,866	638
*	MDC Partners Inc. Class A	130,675	634
*	Hemisphere Media Group
	Inc. Class A	44,308	607
*	Liberty Media Corp-Liberty
	Braves Class A	22,289	595
*	tronc Inc.	35,833	591
^,* Global Eagle Entertainment
	Inc.	189,990	505
			29,307
Multiline Retail (4.3%)
	Target Corp.	571,373	49,995
	Dollar General Corp.	303,241	32,668
*	Dollar Tree Inc.	267,363	21,525
	Kohl’s Corp.	190,973	15,108
	Macy’s Inc.	346,912	12,680
	Nordstrom Inc.	135,764	8,533
*	Ollie’s Bargain Outlet
	Holdings Inc.	62,880	5,477
	Big Lots Inc.	53,371	2,297

^	Dillard’s Inc. Class A	18,410	1,447
^,* JC Penney Co. Inc.		450,801	798
^,* Fred’s Inc. Class A		212,155	363
^,* Sears Holdings Corp.		212,419	285
			151,176
Other (0.0%)[1]
*,§ Media General Inc. CVR		69,182	3

Specialty Retail (22.2%)
	Home Depot Inc.	1,292,124	259,420
	Lowe’s Cos. Inc.	923,274	100,406
	TJX Cos. Inc.	705,098	77,540
	Ross Stores Inc.	428,096	41,003
*	O’Reilly Automotive Inc.	92,921	31,168
*	AutoZone Inc.	30,382	23,299
	Best Buy Co. Inc.	289,040	22,996
*	Ulta Beauty Inc.	65,807	17,110
*	CarMax Inc.	204,562	15,966
	Tiffany & Co.	126,848	15,558
	Advance Auto Parts Inc.	84,372	13,840
*	Burlington Stores Inc.	77,886	13,099
	Tractor Supply Co.	141,322	12,476
	Gap Inc.	269,769	8,188
*	Five Below Inc.	64,600	7,524
	L Brands Inc.	277,044	7,322
	Foot Locker Inc.	140,902	6,946
	Williams-Sonoma Inc.	98,229	6,899
	American Eagle Outfitters
	Inc.	199,456	5,178
	Signet Jewelers Ltd.	70,994	4,558
*	Urban Outfitters Inc.	91,263	4,242
	Aaron’s Inc.	85,236	4,238
	Dick’s Sporting Goods Inc.	100,636	3,768
*	RH	23,392	3,719
*	AutoNation Inc.	73,251	3,322
*	Murphy USA Inc.	39,489	3,277
	Bed Bath & Beyond Inc.	175,573	3,150
	Children’s Place Inc.	21,717	3,057
	Monro Inc.	40,936	2,904
	DSW Inc. Class A	87,234	2,901
	National Vision Holdings Inc.	61,251	2,710
	Lithia Motors Inc. Class A	30,432	2,629
	Penske Automotive Group
	Inc.	49,161	2,587
*	Sally Beauty Holdings Inc.	161,697	2,490
*	Michaels Cos. Inc.	137,400	2,334
	Caleres Inc.	56,403	2,283
	Office Depot Inc.	657,284	2,202
*	Floor & Decor Holdings Inc.
	Class A	56,898	2,092
*	Asbury Automotive Group
	Inc.	27,512	2,050
	Group 1 Automotive Inc.	26,297	2,027
	Guess? Inc.	81,868	2,006
	Abercrombie & Fitch Co.	86,607	1,877
*	Sleep Number Corp.	52,761	1,778
	GameStop Corp. Class A	133,250	1,768
*	At Home Group Inc.	47,467	1,633
	Tailored Brands Inc.	68,870	1,621
	Chico’s FAS Inc.	173,209	1,580
*	Genesco Inc.	29,439	1,497
*	Party City Holdco Inc.	89,330	1,371
*	Express Inc.	117,609	1,320
^,* Conn’s Inc.		31,753	1,302
	Buckle Inc.	44,077	1,135
	Camping World Holdings Inc.
	Class A	52,448	1,086
*	America’s Car-Mart Inc.	12,393	1,034
*	MarineMax Inc.	45,929	1,033

Consumer Discretionary Index Fund

			Market
			Value
			o
		Shares	($000)
	Shoe Carnival Inc.	22,840	1,015
*	Ascena Retail Group Inc.	218,874	1,002
*	Zumiez Inc.	32,037	998
*	Rent-A-Center Inc.	66,207	976
	Sonic Automotive Inc.
	Class A	41,429	891
*	Lumber Liquidators
	Holdings Inc.	49,351	860
	Cato Corp. Class A	38,843	833
	Haverty Furniture Cos. Inc.	35,190	778
	Winmark Corp.	4,961	740
*	Hibbett Sports Inc.	35,310	726
	Tile Shop Holdings Inc.	82,792	633
^,* GNC Holdings Inc. Class A		201,588	625
*	Sportsman’s Warehouse
	Holdings Inc.	106,862	610
	Barnes & Noble Inc.	111,848	587
*	Vitamin Shoppe Inc.	44,849	574
*	Barnes & Noble Education
	Inc.	90,475	541
*	Francesca’s Holdings Corp.	81,611	513
	Pier 1 Imports Inc.	262,447	483
			783,904
Textiles, Apparel & Luxury Goods (7.8%)
	NIKE Inc. Class B	1,439,562	118,332
	VF Corp.	378,705	34,890
*	Lululemon Athletica Inc.	115,416	17,881
	Tapestry Inc.	322,931	16,369
*	Michael Kors Holdings Ltd.	173,258	12,582
	PVH Corp.	87,719	12,558
	Ralph Lauren Corp. Class A	64,046	8,506
	Hanesbrands Inc.	418,921	7,348
	Carter’s Inc.	55,463	5,875
*	Skechers U.S.A. Inc.
	Class A	160,365	4,728
	Wolverine World Wide Inc.	115,602	4,529
^,* Under Armour Inc. Class A		220,601	4,511
*	Under Armour Inc.	227,955	4,324
*	Deckers Outdoor Corp.	34,320	4,182
	Steven Madden Ltd.	68,355	3,975
	Columbia Sportswear Co.	38,541	3,496
*	G-III Apparel Group Ltd.	53,195	2,419
	Oxford Industries Inc.	22,038	2,051
*	Crocs Inc.	93,706	1,936
^,* Fossil Group Inc.		61,041	1,384
	Movado Group Inc.	23,440	999
*	Unifi Inc.	27,327	869
*	Vera Bradley Inc.	46,194	677
	Culp Inc.	25,036	635
*	Sequential Brands Group
	Inc.	198,198	357
^,* Iconix Brand Group Inc.		839,975	294
			275,707
Total Common Stocks
(Cost $2,761,464)			3,528,862

		Market
		Value
		o
	Shares	($000)
Temporary Cash Investment (0.7%)
Money Market Fund (0.7%)
[2,3] Vanguard Market Liquidity
Fund, 2.153%
(Cost $26,900)	268,977	26,903
Total Investments (100.8%)
(Cost $2,788,364)		3,555,765

		Amount
		($000)
Other Assets and Liabilities (-0.8%)
Other Assets
Investment in Vanguard		171
Receivables for Investment Securities Sold		10,716
Receivables for Accrued Income		5,433
Receivables for Capital Shares Issued		211
Other Assets[3]		225
Total Other Assets		16,756
Liabilities
Payables for Investment Securities
Purchased		(15,314)
Collateral for Securities on Loan		(27,120)
Payables for Capital Shares Redeemed		(220)
Payables to Vanguard		(716)
Other Liabilities		(2,590)
Total Liabilities		(45,960)
Net Assets (100%)		3,526,561

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	2,778,307

Undistributed Net Investment Income	7,910
Accumulated Net Realized Losses	(27,057)
Unrealized Appreciation (Depreciation)	767,401
Net Assets	3,526,561

ETF Shares-----Net Assets
Applicable to 17,686,165 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,198,528
Net Asset Value Per Share-----
ETF Shares	$180.85

Admiral Shares-----Net Assets

Applicable to 3,504,267 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	328,033
Net Asset Value Per Share-----
Admiral Shares	$93.61

o See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $25,965,000.
* Non-income-producing security.
§ Security value determined using significant unobservable
inputs.
1 ‘‘Other’’ represents securities that are not classified by the fund’s benchmark index.
2 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
3 Includes $27,120,000 of collateral received for securities on loan, of which $26,895,000 is held in Vanguard Market
Liquidity Fund and $225,000 is held in cash.
CVR-----Contingent Value Rights.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Dividends	38,672
Interest[1]	18
Securities Lending------Net	725
Total Income	39,415
Expenses
The Vanguard Group------Note B
Investment Advisory Services	427
Management and Administrative------
ETF Shares	1,767
Management and Administrative------
Admiral Shares	179
Marketing and Distribution------
ETF Shares	124
Marketing and Distribution------
Admiral Shares	20
Custodian Fees	53
Auditing Fees	34
Shareholders’ Reports and Proxy------
ETF Shares	232
Shareholders’ Reports and Proxy-----
Admiral Shares	9
Trustees’ Fees and Expenses	2
Total Expenses	2,847
Net Investment Income	36,568
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	177,717
Futures Contracts	33
Realized Net Gain (Loss)	177,750
Change in Unrealized Appreciation
(Depreciation) of Investment Securities[1]	506,647
Net Increase (Decrease) in Net Assets
Resulting from Operations	720,965

1 Interest income, realized net gain (loss), and change in
unrealized appreciation (depreciation) from an affiliated
company of the fund were $18,000, $4,000, and $1,000,
respectively. Purchases and sales are for temporary cash
investment purposes.
2 Includes $164,035,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,568	35,087
Realized Net Gain (Loss)	177,750	66,127
Change in Unrealized Appreciation (Depreciation)	506,647	188,139
Net Increase (Decrease) in Net Assets Resulting from Operations	720,965	289,353
Distributions
Net Investment Income
ETF Shares	(31,797)	(31,760)
Admiral Shares	(3,079)	(2,806)
Realized Capital Gain
ETF Shares	------	------
Admiral Shares	------	------
Total Distributions	(34,876)	(34,566)
Capital Share Transactions
ETF Shares	376,174	38,353
Admiral Shares	62,722	13,567
Net Increase (Decrease) from Capital Share Transactions	438,896	51,920
Total Increase (Decrease)	1,124,985	306,707
Net Assets
Beginning of Period	2,401,576	2,094,869
End of Period[1]	3,526,561	2,401,576
1 Net Assets-----End of Period includes undistributed (overdistributed) net investment income of $7,910,000 and $6,218,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$141.74	$126.45	$120.80	$111.79	$93.38
Investment Operations
Net Investment Income	2.066[1]	2.068[1]	1.875	1.542	1.251
Net Realized and Unrealized Gain (Loss)
on Investments	39.031	15.248	6.259	8.900	18.072
Total from Investment Operations	41.097	17.316	8.134	10.442	19.323
Distributions
Dividends from Net Investment Income	(1.987)	(2.026)	(2.484)	(1.432)	(.913)
Distributions from Realized Capital Gains	------	------	------	------	------
Total Distributions	(1.987)	(2.026)	(2.484)	(1.432)	(.913)
Net Asset Value, End of Period	$180.85	$141.74	$126.45	$120.80	$111.79

Total Return	29.22%	13.81%	6.84%	9.41%	20.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,199	$2,198	$1,926	$1,842	$1,298
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.28%	1.53%	1.54%	1.31%	1.26%
Portfolio Turnover Rate[2]	28%	6%	7%	6%	7%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$73.36	$65.45	$62.53	$57.87	$48.34
Investment Operations
Net Investment Income	1.073[1]	1.071[1]	.971	.805	.648
Net Realized and Unrealized Gain (Loss)
on Investments	20.205	7.890	3.239	4.595	9.361
Total from Investment Operations	21.278	8.961	4.210	5.400	10.009
Distributions
Dividends from Net Investment Income	(1.028)	(1.051)	(1.290)	(.740)	(.479)
Distributions from Realized Capital Gains	------	------	------	------	------
Total Distributions	(1.028)	(1.051)	(1.290)	(.740)	(.479)
Net Asset Value, End of Period	$93.61	$73.36	$65.45	$62.53	$57.87

Total Return[2]	29.24%	13.81%	6.83%	9.43%	20.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$328	$204	$169	$139	$83
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.09%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.28%	1.53%	1.54%	1.32%	1.26%
Portfolio Turnover Rate[3]	28%	6%	7%	6%	7%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contact at August 31, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015--2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a

Consumer Discretionary Index Fund

counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (‘‘Vanguard’’) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the ‘‘FSA’’) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $171,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1------Quoted prices in active markets for identical securities.

Level 2------Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3------Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Consumer Discretionary Index Fund

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,528,859	------	3
Temporary Cash Investments	26,903	------	------
Total	3,555,762	------	3

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions and the expiration of capital loss carryforwards were reclassified to the following accounts:

Amount
($000)
Paid-in capital	156,762
Undistributed (Overdistributed) net investment income	------
Accumulated net realized gains (losses)	(156,762)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	8,456
Undistributed long-term gains	------
Capital loss carryforwards*	(27,057)
Net unrealized gains (losses)	767,401

* Includes $1,493,000, which may be used to offset future net capital gains through August 31, 2019, as well as capital losses of $25,564,000, which may be carried forward indefinitely but must be used before any expiring loss carryforwards. The fund used capital loss carryforwards of $13,715,000 to offset taxable capital gains realized during the year ended August 31, 2018, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	2,788,364
Gross unrealized appreciation	906,565
Gross unrealized depreciation	(139,164)
Net unrealized appreciation (depreciation)	767,401

E. During the year ended August 31, 2018, the fund purchased $1,602,372,000 of investment securities and sold $1,157,288,000 of investment securities, other than temporary cash investments. Purchases and sales include $718,120,000 and $358,472,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $7,653,000 and $184,088,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

Consumer Discretionary Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	754,991	4,555	306,903	2,278
Issued in Lieu of Cash Distributions	------	------	------	------
Redeemed	(378,817)	(2,375)	(268,550)	(2,000)
Net Increase (Decrease)------ETF Shares	376,174	2,180	38,353	278
Admiral Shares
Issued	131,064	1,547	78,882	1,127
Issued in Lieu of Cash Distributions	2,715	33	2,502	36
Redeemed	(71,057)	(854)	(67,817)	(972)
Net Increase (Decrease)------Admiral Shares	62,722	726	13,567	191

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

Consumer Staples Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VDC	VCSAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	2.80%	2.80%

Portfolio Characteristics
		MSCI
		US IMI/
		Consumer	MSCI
		Staples	US IMI/
	Fund	25/50	2500
Number of Stocks	93	92	2,464
Median Market Cap	$102.3B	$102.3B	$71.2B
Price/Earnings Ratio	20.3x	20.3x	21.2x
Price/Book Ratio	3.9x	4.0x	3.2x
Return on Equity	20.1%	20.1%	15.0%
Earnings Growth Rate	1.3%	1.3%	8.3%
Dividend Yield	2.7%	2.7%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	------	------
Short-Term Reserves	-0.1%	------	------

Volatility Measures
	MSCI US
	IMI/Consumer	MSCI US
	Staples 25/50	IMI/2500
R-Squared	1.00	0.20
Beta	1.00	0.46

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)
Agricultural Products	3.0%
Brewers	0.9
Distillers & Vintners	2.9
Drug Retail	3.4
Food Distributors	3.1
Food Retail	2.5
Household Products	19.7
Hypermarkets & Super Centers	12.3
Packaged Foods & Meats	17.4
Personal Products	4.1
Soft Drinks	19.6
Tobacco	11.1

Sector categories are based on the Global Industry Classification Standard (‘‘GICS’’), except for the ‘‘Other’’ category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
Procter
& Gamble Co.	Household Products	11.2%
Coca-Cola Co.	Soft Drinks	9.7
PepsiCo Inc.	Soft Drinks	8.5
Walmart Inc.	Hypermarkets
	& Super Centers	7.5
International Philip Morris Inc.
	Tobacco	6.4
Costco	Hypermarkets
Wholesale Corp.	& Super Centers	4.6
Altria Group Inc.	Tobacco	4.5
Mondelez	Packaged Foods
International Inc.	& Meats	3.7
Walgreens Boots
Alliance Inc.	Drug Retail	3.3
Colgate-
Palmolive Co.	Household Products	3.1
Top Ten		62.5%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.10%

for ETF Shares and 0.10% for Admiral Shares.

30

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2018		of a $10,000
	One Year	Five Years	Ten Years	Investment
Consumer Staples Index Fund
ETF Shares Net Asset Value	2.60%	9.38%	10.10%	$26,170
Consumer Staples Index Fund
ETF Shares Market Price	2.60	9.38	10.10	26,173
Spliced US IMI/Consumer Staples 25/50	2.68	9.48	10.10	26,164
Consumer Goods Funds Average	5.68	9.03	9.69	25,204
MSCI US IMI/2500	20.28	14.32	11.01	28,409

For a benchmark description, see the Glossary.
Consumer Goods Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Consumer Staples Index Fund Admiral Shares	2.59%	9.39%	10.10%	$261,745
Spliced US IMI/Consumer Staples 25/50	2.68	9.48	10.10	261,639
MSCI US IMI/2500	20.28	14.32	11.01	284,088

See Financial Highlights for dividend and capital gains information.

Consumer Staples Index Fund

Cumulative Returns: ETF Shares, August 31, 2008--August 31, 2018
	One Year	Five Years	Ten Years
Consumer Staples Index Fund ETF Shares Market Price	2.60%	56.57%	161.73%
Consumer Staples Index Fund ETF Shares Net Asset Value	2.60	56.54	161.70
Spliced US IMI/Consumer Staples 25/50	2.68	57.28	161.64

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents total returns through the latest calendar quarter------rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		-2.32%	8.45%	10.27%
Net Asset Value		-2.31	8.46	10.26
Admiral Shares	1/30/2004	-2.31	8.47	10.27

See Financial Highlights for dividend and capital gains information.

Consumer Staples Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
			o
		Shares	($000)
Common Stocks (99.9%)[1]
Beverages (23.4%)
	Coca-Cola Co.	9,900,182	441,251
	PepsiCo Inc.	3,454,724	386,964
	Constellation Brands Inc.
	Class A	437,991	91,190
*	Monster Beverage Corp.	1,034,366	62,982
	Brown-Forman Corp.
	Class B	761,767	39,779
	Molson Coors Brewing Co.
	Class B	484,981	32,368
*	Boston Beer Co. Inc.
	Class A	32,908	9,976
	Coca-Cola Bottling Co.
	Consolidated	24,015	4,072
*,^ National Beverage Corp.		5,727	675
	MGP Ingredients Inc.	7,140	551
			1,069,808
Food & Staples Retailing (21.2%)
	Walmart Inc.	3,577,969	342,984
	Costco Wholesale Corp.	896,962	209,109
	Walgreens Boots Alliance
	Inc.	2,210,808	151,573
	Sysco Corp.	1,361,166	101,842
	Kroger Co.	2,346,567	73,917
*	US Foods Holding Corp.	422,600	13,773
	Casey’s General Stores Inc.
		114,789	13,105
*	Sprouts Farmers Market
	Inc.	449,434	11,897
	PriceSmart Inc.	71,098	6,175
*	United Natural Foods Inc.	172,977	6,142
	Andersons Inc.	132,109	5,397
*	Performance Food Group
	Co.	161,947	5,360
*	Chefs’ Warehouse Inc.	178,505	5,248
	SpartanNash Co.	190,751	4,073
	Weis Markets Inc.	82,801	3,858
*	SUPERVALU Inc.	118,717	3,833
*,^ Rite Aid Corp.		2,774,479	3,801
	Village Super Market Inc.
	Class A	102,807	3,000
	Ingles Markets Inc. Class A	68,873	2,476
*	Smart & Final Stores Inc.	201,472	1,410
			968,973
Food Products (20.4%)
	Mondelez International Inc.
	Class A	3,906,862	166,901
	Kraft Heinz Co.	1,502,021	87,523
	Archer-Daniels-Midland Co.	1,520,961	76,656
	General Mills Inc.	1,510,805	69,512
	Tyson Foods Inc. Class A	786,789	49,418
	Kellogg Co.	683,799	49,090

			Market
			Value
			o
		Shares	($000)
	Conagra Brands Inc.	1,103,125	40,540
	Hershey Co.	391,068	39,310
	McCormick & Co. Inc.	310,714	38,802
	JM Smucker Co.	297,274	30,732
	Hormel Foods Corp.	775,337	30,354
	Bunge Ltd.	386,224	25,097
	Lamb Weston Holdings Inc.	367,709	24,857
	Pinnacle Foods Inc.	323,963	21,518
	Ingredion Inc.	197,786	19,990
	Campbell Soup Co.	500,619	19,749
*	Post Holdings Inc.	182,532	17,753
*	Darling Ingredients Inc.	618,243	12,229
	Flowers Foods Inc.	557,392	11,231
*	Freshpet Inc.	293,414	10,900
	Lancaster Colony Corp.	66,283	10,358
*	TreeHouse Foods Inc.	167,112	8,707
*	Hain Celestial Group Inc.	301,943	8,624
	Sanderson Farms Inc.	79,993	8,460
	J&J Snack Foods Corp.	55,727	8,108
	Calavo Growers Inc.	76,536	8,101
	B&G Foods Inc.	231,725	7,404
	Cal-Maine Foods Inc.	115,035	5,689
	Fresh Del Monte Produce
	Inc.	133,844	5,011
*	Pilgrim’s Pride Corp.	267,336	4,943
	Tootsie Roll Industries Inc.	125,543	3,616
*	Landec Corp.	238,421	3,207
*	Seneca Foods Corp.
	Class A	96,084	3,104
*	Farmer Brothers Co.	95,481	2,769
	Dean Foods Co.	349,496	2,663
	John B Sanfilippo & Son
	Inc.	7,332	536
*	Simply Good Foods Co.	29,403	529
*	Hostess Brands Inc.
	Class A	43,694	514
			934,505
Household Products (19.7%)
	Procter & Gamble Co.	6,181,877	512,787
	Colgate-Palmolive Co.	2,132,976	141,651
	Kimberly-Clark Corp.	912,785	105,463
	Clorox Co.	333,630	48,370
	Church & Dwight Co. Inc. 694,196		39,278
	Energizer Holdings Inc.	216,598	13,773
	Spectrum Brands Holdings
	Inc.	141,761	12,312
	WD-40 Co.	57,697	10,238
*	Central Garden & Pet Co.
	Class A	232,918	8,462
*,^ Central Garden & Pet Co.		144,091	5,720
			898,054

		Market
		Value[o]
	Shares	($000)
Other (0.0%)[2]
*,3 Herbalife Ltd. CVR	28,862	280

Personal Products (4.1%)
Estee Lauder Cos. Inc.
Class A	580,484	81,337
Medifast Inc.	92,276	21,108
* Herbalife Nutrition Ltd.	363,763	20,585
Coty Inc. Class A	1,295,864	16,017
Nu Skin Enterprises Inc.
Class A	198,257	15,781
* Edgewell Personal Care
Co.	179,787	10,153
* USANA Health Sciences
Inc.	61,907	8,169
Inter Parfums Inc.	122,187	7,979
* Avon Products Inc.	1,696,109	3,392
* elf Beauty Inc.	41,332	574
		185,095
Tobacco (11.1%)
Philip Morris International
Inc.	3,748,516	291,972
Altria Group Inc.	3,497,319	204,663
Universal Corp.	91,612	5,478
Vector Group Ltd.	346,647	5,384
		507,497

Total Common Stocks
(Cost $4,305,896)		4,564,212
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[4,5] Vanguard Market Liquidity
Fund, 2.153%	24,706	2,471

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
United States Treasury Bill,
2.099%, 12/27/18	1,000	993
Total Temporary Cash Investments
(Cost $3,463)		3,464
Total Investments (100.0%)
(Cost $4,309,359)		4,567,676

Consumer Staples Index Fund

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	235
Receivables for Investment Securities Sold	8,963
Receivables for Accrued Income	7,698
Receivables for Capital Shares Issued	646
Variation Margin Receivable------
Futures Contracts	------
Other Assets[6]	237
Total Other Assets	17,779
Liabilities
Payables for Investment Securities
Purchased	(8,926)
Collateral for Securities on Loan	(2,470)
Payables for Capital Shares Redeemed	(354)
Payables to Vanguard	(1,264)
Other Liabilities	(2,481)
Total Liabilities	(15,495)
Net Assets (100%)	4,569,960

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	4,360,046
Undistributed Net Investment Income	15,724
Accumulated Net Realized Losses	(64,228)
Unrealized Appreciation (Depreciation)
Investment Securities	258,317
Futures Contracts	101
Net Assets	4,569,960

ETF Shares-----Net Assets
Applicable to 28,422,250 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,982,703
Net Asset Value Per
Share----- ETF Shares	$140.13

Admiral Shares-----Net Assets
Applicable to 8,499,665 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	587,257
Net Asset Value Per
Share----- Admiral Shares	$69.09

o See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $2,063,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 0.0%, respectively, of net assets.
2 ‘‘Other’’ represents securities that are not classified by the fund’s benchmark index.
3 Security value determined using significant unobservable
inputs.
4 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
5 Includes $2,470,000 of collateral received for securities
on loan.
6 Cash of $237,000 has been segregated as initial margin
for open futures contracts.
CVR-----Contingent Value Rights.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2018	39	5,659	101

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Dividends	119,570
Interest[1]	15
Securities Lending------Net	424
Total Income	120,009
Expenses
The Vanguard Group------Note B
Investment Advisory Services	667
Management and Administrative------
ETF Shares	2,630
Management and Administrative------
Admiral Shares	439
Marketing and Distribution------
ETF Shares	193
Marketing and Distribution------
Admiral Shares	51
Custodian Fees	128
Auditing Fees	34
Shareholders’ Reports and Proxy------
ETF Shares	266
Shareholders’ Reports and Proxy------
Admiral Shares	36
Trustees’ Fees and Expenses	3
Total Expenses	4,447
Net Investment Income	115,562
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	165,914
Futures Contracts	14
Realized Net Gain (Loss)	165,928
Change in Unrealized Appreciation
(Depreciation)
Investment Securities[1]	(172,372)
Futures Contracts	101
Change in Unrealized Appreciation
(Depreciation)	(172,271)
Net Increase (Decrease) in Net Assets
Resulting from Operations	109,219

1 Interest income, realized net gain (loss), and change in
unrealized appreciation (depreciation) from an affiliated
company of the fund were $15,000, ($1,000), and ($2,000),
respectively. Purchases and sales are for temporary cash
investment purposes.
2 Includes $212,935,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	115,562	111,902
Realized Net Gain (Loss)	165,928	215,369
Change in Unrealized Appreciation (Depreciation)	(172,271)	(219,839)
Net Increase (Decrease) in Net Assets Resulting from Operations	109,219	107,432
Distributions
Net Investment Income
ETF Shares	(99,387)	(94,086)
Admiral Shares	(16,715)	(19,195)
Realized Capital Gain
ETF Shares	------	------
Admiral Shares	------	------
Total Distributions	(116,102)	(113,281)
Capital Share Transactions
ETF Shares	207,348	267,194
Admiral Shares	(152,708)	15,212
Net Increase (Decrease) from Capital Share Transactions	54,640	282,406
Total Increase (Decrease)	47,757	276,557
Net Assets
Beginning of Period	4,522,203	4,245,646
End of Period[1]	4,569,960	4,522,203
1 Net Assets-----End of Period includes undistributed (overdistributed) net investment income of $15,724,000 and $16,264,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$140.15	$139.97	$123.72	$117.12	$101.97
Investment Operations
Net Investment Income	3.603[1]	3.651[1]	3.189	2.903	2.602
Net Realized and Unrealized Gain (Loss)
on Investments	(.033)	.212	17.752	6.114	14.976
Total from Investment Operations	3.570	3.863	20.941	9.017	17.578
Distributions
Dividends from Net Investment Income	(3.590)	(3.683)	(4.691)	(2.417)	(2.428)
Distributions from Realized Capital Gains	------	------	------	------	------
Total Distributions	(3.590)	(3.683)	(4.691)	(2.417)	(2.428)
Net Asset Value, End of Period	$140.13	$140.15	$139.97	$123.72	$117.12

Total Return	2.60%	2.83%	17.36%	7.67%	17.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,983	$3,780	$3,518	$2,393	$1,936
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.60%	2.63%	2.50%	2.53%	2.52%
Portfolio Turnover Rate[2]	8%	5%	6%	6%	5%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$69.10	$69.02	$61.01	$57.74	$50.28
Investment Operations
Net Investment Income	1.776[1]	1.797[1]	1.575	1.431	1.281
Net Realized and Unrealized Gain (Loss)
on Investments	(.018)	.101	8.752	3.025	7.379
Total from Investment Operations	1.758	1.898	10.327	4.456	8.660
Distributions
Dividends from Net Investment Income	(1.768)	(1.818)	(2.317)	(1.186)	(1.200)
Distributions from Realized Capital Gains	------	------	------	------	------
Total Distributions	(1.768)	(1.818)	(2.317)	(1.186)	(1.200)
Net Asset Value, End of Period	$69.09	$69.10	$69.02	$61.01	$57.74

Total Return[2]	2.59%	2.81%	17.37%	7.73%	17.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$587	$742	$728	$319	$218
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.60%	2.63%	2.50%	2.53%	2.52%
Portfolio Turnover Rate[3]	8%	5%	6%	6%	5%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015--2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties,

Consumer Staples Index Fund

monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (‘‘Vanguard’’) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the ‘‘FSA’’) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $235,000, representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1------Quoted prices in active markets for identical securities.

Level 2------Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3------Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Consumer Staples Index Fund

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,563,932	------	280
Temporary Cash Investments	2,471	993	------
Futures Contracts------Assets[1]	------	------	------
Total	4,566,403	993	280
1 Represents variation margin on the last day of the reporting period.

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions and the expiration of capital loss carryforwards were reclassified to the following accounts:

Amount
($000)
Paid-in capital	207,398
Undistributed (Overdistributed) net investment income	------
Accumulated net realized gains (losses)	(207,398)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	16,760
Undistributed long-term gains	------
Capital loss carryforwards (non-expiring)	(64,127)
Net unrealized gains (losses)	258,317

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	4,309,359
Gross unrealized appreciation	463,283
Gross unrealized depreciation	(204,966)
Net unrealized appreciation (depreciation)	258,317

E. During the year ended August 31, 2018, the fund purchased $1,141,342,000 of investment securities and sold $1,094,370,000 of investment securities, other than temporary cash investments. Purchases and sales include $776,868,000 and $715,324,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $1,441,000 and $156,754,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

Consumer Staples Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	928,324	6,677	867,405	6,164
Issued in Lieu of Cash Distributions	------	------	------	------
Redeemed	(720,976)	(5,225)	(600,211)	(4,325)
Net Increase (Decrease)------ETF Shares	207,348	1,452	267,194	1,839
Admiral Shares
Issued	169,310	2,477	311,051	4,565
Issued in Lieu of Cash Distributions	14,196	207	16,884	248
Redeemed	(336,214)	(4,927)	(312,723)	(4,619)
Net Increase (Decrease)------Admiral Shares	(152,708)	(2,243)	15,212	194

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

Energy Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VDE	VENAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	2.45%	2.45%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Energy	US IMI/
	Fund	25/50	2500
Number of Stocks	138	138	2,464
Median Market Cap	$61.1B	$61.1B	$71.2B
Price/Earnings Ratio	17.3x	17.3x	21.2x
Price/Book Ratio	1.9x	1.9x	3.2x
Return on Equity	7.3%	7.3%	15.0%
Earnings Growth Rate	-15.4%	-15.4%	8.3%
Dividend Yield	2.5%	2.5%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	5%	------	------
Short-Term Reserves	0.0%	------	------

Volatility Measures
	MSCI US
	IMI/Energy	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.34
Beta	0.99	1.20

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)
Integrated Oil & Gas	37.2%
Oil & Gas Drilling	1.6
Oil & Gas Equipment & Services	12.3
Oil & Gas Exploration & Production	29.0
Oil & Gas Refining & Marketing	11.4
Oil & Gas Storage & Transportation	8.1
Coal & Consumable Fuels	0.4

Sector categories are based on the Global Industry Classification Standard (‘‘GICS’’), except for the ‘‘Other’’ category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	20.2%
Chevron Corp.	Integrated Oil & Gas	13.4
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	5.2
ConocoPhillips	Oil & Gas Exploration
	& Production	5.1
EOG	Oil & Gas Exploration
Resources Inc.	& Production	4.1
Occidental
Petroleum Corp.	Integrated Oil & Gas	3.6
Phillips 66	Oil & Gas Refining
	& Marketing	3.1
Valero	Oil & Gas Refining
Energy Corp.	& Marketing	3.0
Marathon	Oil & Gas Refining
Petroleum Corp.	& Marketing	2.3
Williams Cos. Inc.	Oil & Gas Storage
	& Transportation	2.1
Top Ten		62.1%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2008--August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2018		of a $10,000
	One Year	Five Years	Ten Years	Investment
Energy Index Fund ETF Shares
Net Asset Value	24.06%	0.31%	1.58%	$11,701
Energy Index Fund ETF Shares
Market Price	24.07	0.30	1.57	11,691
Spliced US IMI/Energy 25/50	24.19	0.47	1.75	11,893
Natural Resources Funds Average	20.80	-2.31	-1.32	8,753
MSCI US IMI/2500	20.28	14.32	11.01	28,409

For a benchmark description, see the Glossary.
Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Energy Index Fund Admiral Shares	24.06%	0.32%	1.59%	$117,045
Spliced US IMI/Energy 25/50	24.19	0.47	1.75	118,925
MSCI US IMI/2500	20.28	14.32	11.01	284,088

See Financial Highlights for dividend and capital gains information.

Energy Index Fund

Cumulative Returns: ETF Shares, August 31, 2008--August 31, 2018

	One Year	Five Years	Ten Years
Energy Index Fund ETF Shares Market Price	24.07%	1.53%	16.91%
Energy Index Fund ETF Shares Net Asset Value	24.06	1.54	17.01
Spliced US IMI/Energy 25/50	24.19	2.38	18.93

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents total returns through the latest calendar quarter------rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		22.31%	1.40%	0.06%
Net Asset Value		22.26	1.39	0.05
Admiral Shares	10/7/2004	22.28	1.40	0.05

See Financial Highlights for dividend and capital gains information.

Energy Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
			o
		Shares	($000)
Common Stocks (99.9%)
Energy Equipment & Services (13.9%)
	Oil & Gas Drilling (1.6%)
	Helmerich & Payne Inc.	318,880	20,909
*	Transocean Ltd.	1,284,337	15,553
	Patterson-UTI Energy Inc.	649,048	11,118
	Ensco plc Class A	1,280,010	8,755
	Nabors Industries Ltd.	977,392	6,031
*	Rowan Cos. plc Class A	352,748	4,953
*	Noble Corp. plc	722,150	4,405
*	Unit Corp.	157,576	4,143
^,* Diamond Offshore Drilling
	Inc.	202,465	3,527

	Oil & Gas Equipment & Services (12.3%)
	Schlumberger Ltd.	4,056,835	256,230
	Halliburton Co.	2,565,537	102,339
	National Oilwell Varco Inc. 1,117,812 52,615
	Baker Hughes a GE Co. 1,220,154		40,229
	TechnipFMC plc	1,285,337	39,370
	Core Laboratories NV	129,374	14,820
*	Apergy Corp.	226,863	10,259
	McDermott International
	Inc.	523,030	10,115
*	Oceaneering International
	Inc.	288,671	8,161
*	Weatherford International
	plc	2,917,779	7,061
*	Dril-Quip Inc.	111,317	5,861
*	Oil States International Inc.	166,553	5,638
	US Silica Holdings Inc.	228,404	4,840
	Archrock Inc.	378,006	4,782
*	Superior Energy Services
	Inc.	449,986	4,050
*	Helix Energy Solutions
	Group Inc.	411,137	3,848
*	C&J Energy Services Inc.	180,059	3,772
*	ProPetro Holding Corp.	220,339	3,354
*	Newpark Resources Inc.	260,357	2,734
*	Exterran Corp.	95,216	2,608
*	SEACOR Holdings Inc.	50,685	2,608
	RPC Inc.	190,375	2,604
*	Forum Energy Technologies
	Inc.	205,865	2,460
*	Tidewater Inc.	67,449	2,158
^,* Frank’s International NV		228,231	2,015
*	Keane Group Inc.	146,674	1,801
*	TETRA Technologies Inc.	361,374	1,659
*	Matrix Service Co.	78,335	1,637
*	SEACOR Marine Holdings
	Inc.	55,858	1,144
*	Bristow Group Inc.	103,229	1,131
*	Covia Holdings Corp.	91,919	1,041
^	Mammoth Energy Services
	Inc.	26,125	718
*	RigNet Inc.	40,068	653

			Market
			Value
			o
		Shares	($000)
*	NCS Multistage Holdings
	Inc.	32,173	523
*	Basic Energy Services Inc.	53,446	474
^,* Smart Sand Inc.		65,105	324
*	Key Energy Services Inc.	23,590	315

			685,345
Oil, Gas & Consumable Fuels (86.0%)
	Coal & Consumable Fuels (0.4%)
	Peabody Energy Corp.	238,960	9,871
	Arch Coal Inc. Class A	57,951	5,139
*	CONSOL Energy Inc.	65,165	2,796

	Integrated Oil & Gas (37.2%)
	Exxon Mobil Corp.	12,399,922	994,102
	Chevron Corp.	5,596,688	662,983
	Occidental Petroleum
	Corp.	2,242,618	179,118

	Oil & Gas Exploration & Production (28.9%)
	ConocoPhillips	3,426,609	251,616
	EOG Resources Inc.	1,695,238	200,428
	Anadarko Petroleum
	Corp.	1,508,297	97,134
	Pioneer Natural
	Resources Co.	499,049	87,184
*	Concho Resources Inc.	585,895	80,356
	Devon Energy Corp.	1,533,469	65,832
	Hess Corp.	812,289	54,700
	Marathon Oil Corp.	2,499,812	53,771
	Apache Corp.	1,119,662	49,075
	Noble Energy Inc.	1,419,333	42,183
	EQT Corp.	777,836	39,685
	Diamondback Energy Inc.	288,920	34,982
	Cabot Oil & Gas Corp.	1,322,660	31,519
	Cimarex Energy Co.	279,765	23,635
*	WPX Energy Inc.	1,170,854	22,328
*	Parsley Energy Inc.
	Class A	722,376	20,060
*	Energen Corp.	256,528	19,894
*	Continental Resources Inc.	275,441	18,165
*	Newfield Exploration Co.	585,051	15,960
	Murphy Oil Corp.	481,928	14,858
	Whiting Petroleum Corp.	266,446	13,565
	Range Resources Corp.	730,918	12,002
^,* Chesapeake Energy Corp.		2,673,119	11,842
*	Antero Resources Corp.	603,314	11,167
*	Oasis Petroleum Inc.	788,039	10,607
*	PDC Energy Inc.	193,498	10,195
*	Matador Resources Co.	306,580	10,037
*	Southwestern Energy Co. 1,722,792		9,682
	SM Energy Co.	311,372	9,369
*	Centennial Resource
	Development Inc.
	Class A	463,582	8,933
	CNX Resources Corp.	510,669	8,140
*	Callon Petroleum Co.	652,629	7,375

			Market
			Value[o]
		Shares	($000)
	* QEP Resources Inc.	696,340	6,943
*	Denbury Resources Inc.	1,232,576	6,865
*	SRC Energy Inc.	709,532	6,606
*	Carrizo Oil & Gas Inc.	267,747	6,485
*	Kosmos Energy Ltd.	693,404	6,268
^,* California Resources Corp.		134,270	5,578
*	Gulfport Energy Corp.	457,726	5,383
*	Laredo Petroleum Inc.	482,091	3,997
*	Gran Tierra Energy Inc.	1,127,558	3,890
*	Extraction Oil & Gas Inc.	307,278	3,549
*	Penn Virginia Corp.	28,548	2,539
^,* Tellurian Inc.		234,635	2,269
*	Talos Energy Inc.	63,476	2,191
*	Jagged Peak Energy Inc.	155,995	2,061
*	Ring Energy Inc.	170,032	2,006
*	W&T Offshore Inc.	284,555	1,926
^,* Resolute Energy Corp.		57,215	1,886
*	HighPoint Resources Corp.	331,908	1,829
^,* Halcon Resources Corp.		377,849	1,731
*	WildHorse Resource
	Development Corp.	74,111	1,611
*	Bonanza Creek Energy Inc.	44,781	1,388
*	SandRidge Energy Inc.	67,594	1,072
*	Ultra Petroleum Corp.	458,277	600
^,* Sanchez Energy Corp.		222,587	585
*	SilverBow Resources Inc.	16,958	523
^,* Eclipse Resources Corp.		309,460	443
*	Midstates Petroleum
	Co. Inc.	36,837	428
^,* Jones Energy Inc. Class A		124,310	41

	Oil & Gas Refining & Marketing (11.4%)
	Phillips 66	1,297,392	153,754
	Valero Energy Corp.	1,261,985	148,763
	Marathon Petroleum Corp.	1,352,590	111,305
	Andeavor	420,299	64,217
	HollyFrontier Corp.	491,395	36,619
	PBF Energy Inc. Class A	312,387	16,219
	Delek US Holdings Inc.	234,129	12,760
	World Fuel Services Corp.	198,892	5,575
	CVR Energy Inc.	88,273	3,359
*	Renewable Energy Group
	Inc.	98,368	2,651
	Green Plains Inc.	113,820	2,020
*	Par Pacific Holdings Inc.	86,870	1,764
*	REX American Resources
	Corp.	17,250	1,390
*	Clean Energy Fuels Corp.	376,390	1,035

	Oil & Gas Storage & Transportation (8.1%)
	Williams Cos. Inc.	3,542,692	104,828
	Kinder Morgan Inc.	5,814,205	102,911
	ONEOK Inc.	1,203,633	79,331
*	Cheniere Energy Inc.	612,708	41,009
	Targa Resources Corp.	643,011	35,411
	Plains GP Holdings LP
	Class A	437,333	11,274

Energy Index Fund

		Market
		Value[o]
	Shares	($000)
^ Tallgrass Energy LP
Class A	449,046	11,042
SemGroup Corp. Class A	174,190	4,215
Antero Midstream GP LP	217,335	3,671
EnLink Midstream LLC	185,184	3,019
* Enbridge Energy
Management LLC	223,612	2,426
* International Seaways Inc.	55,201	1,133
		4,242,682
Total Common Stocks
(Cost $5,193,563)		4,928,027
Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
[1,2] Vanguard Market Liquidity
Fund, 2.153%
(Cost $23,711)	237,101	23,715
Total Investments (100.4%)
(Cost $5,217,274)		4,951,742

		Amount
		($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Investment in Vanguard		266
Receivables for Investment Securities Sold		12,789
Receivables for Accrued Income		21,411
Receivables for Capital Shares Issued		1,319
Total Other Assets		35,785
Liabilities
Payables for Investment Securities
Purchased		(9,845)
Collateral for Securities on Loan		(23,045)
Payables for Capital Shares Redeemed		(2,489)
Payables to Vanguard		(1,878)
Other Liabilities		(20,235)
Total Liabilities		(57,492)
Net Assets (100%)		4,930,035

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	5,846,417
Undistributed Net Investment Income	24,612
Accumulated Net Realized Losses	(675,462)
Unrealized Appreciation (Depreciation)	(265,532)
Net Assets	4,930,035

ETF Shares-----Net Assets
Applicable to 41,576,724 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,287,874
Net Asset Value Per Share-----
ETF Shares	$103.13

Admiral Shares-----Net Assets
Applicable to 12,464,341 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	642,161
Net Asset Value Per Share-----
Admiral Shares	$51.52

o See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $21,350,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
2 Includes $23,045,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Dividends	125,447
Interest[1]	20
Securities Lending------Net	552
Total Income	126,019
Expenses
The Vanguard Group------Note B
Investment Advisory Services	712
Management and Administrative------
ETF Shares	2,752
Management and Administrative------
Admiral Shares	414
Marketing and Distribution------
ETF Shares	199
Marketing and Distribution------
Admiral Shares	47
Custodian Fees	156
Auditing Fees	34
Shareholders’ Reports and Proxy------
ETF Shares	396
Shareholders’ Reports and Proxy-----
Admiral Shares	18
Trustees’ Fees and Expenses	3
Total Expenses	4,731
Net Investment Income	121,288
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	39,495
Futures Contracts	47
Realized Net Gain (Loss)	39,542
Change in Unrealized Appreciation
(Depreciation) of Investment Securities[1]	800,610
Net Increase (Decrease) in Net Assets
Resulting from Operations	961,440

1 Interest income, realized net gain (loss), and change in
unrealized appreciation (depreciation) from an affiliated
company of the fund were $20,000, ($1,000), and ($2,000),
respectively. Purchases and sales are for temporary cash
investment purposes.
2 Includes $116,007,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	121,288	143,753
Realized Net Gain (Loss)	39,542	(157,249)
Change in Unrealized Appreciation (Depreciation)	800,610	(353,929)
Net Increase (Decrease) in Net Assets Resulting from Operations	961,440	(367,425)
Distributions
Net Investment Income
ETF Shares	(124,038)	(100,189)
Admiral Shares	(17,765)	(22,040)
Realized Capital Gain
ETF Shares	------	------
Admiral Shares	------	------
Total Distributions	(141,803)	(122,229)
Capital Share Transactions
ETF Shares	(86,473)	126,143
Admiral Shares	18,737	(296,186)
Net Increase (Decrease) from Capital Share Transactions	(67,736)	(170,043)
Total Increase (Decrease)	751,901	(659,697)
Net Assets
Beginning of Period	4,178,134	4,837,831
End of Period[1]	4,930,035	4,178,134
1 Net Assets-----End of Period includes undistributed (overdistributed) net investment income of $24,612,000 and $45,127,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$85.71	$95.06	$93.86	$142.26	$116.47
Investment Operations
Net Investment Income	2.519[1]	2.819[1,2]	2.470	2.953[1]	2.329
Net Realized and Unrealized Gain (Loss)
on Investments	17.837	(9.801)	2.587	(49.144)	25.655
Total from Investment Operations	20.356	(6.982)	5.057	(46.191)	27.984
Distributions
Dividends from Net Investment Income	(2.936)	(2.368)	(3.857)	(2.209)	(2.194)
Distributions from Realized Capital Gains	------	------	------	------	------
Total Distributions	(2.936)	(2.368)	(3.857)	(2.209)	(2.194)
Net Asset Value, End of Period	$103.13	$85.71	$95.06	$93.86	$142.26

Total Return	24.06%	-7.55%	5.82%	-32.70%	24.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,288	$3,656	$3,944	$3,736	$3,467
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.56%	2.93%[2]	2.86%	2.65%	1.98%
Portfolio Turnover Rate[3]	5%	11%	15%	4%	4%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.453 and 0.47%, respectively, from income received as a result of General Electric Co. and Baker Hughes Inc. merger in July 2017.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$42.82	$47.49	$46.89	$71.06	$58.18
Investment Operations
Net Investment Income	1.249[1]	1.375[1,2]	1.234	1.495[1]	1.164
Net Realized and Unrealized Gain (Loss)
on Investments	8.916	(4.863)	1.293	(24.561)	12.815
Total from Investment Operations	10.165	(3.488)	2.527	(23.066)	13.979
Distributions
Dividends from Net Investment Income	(1.465)	(1.182)	(1.927)	(1.104)	(1.099)
Distributions from Realized Capital Gains	------	------	------	------	------
Total Distributions	(1.465)	(1.182)	(1.927)	(1.104)	(1.099)
Net Asset Value, End of Period	$51.52	$42.82	$47.49	$46.89	$71.06

Total Return[3]	24.06%	-7.56%	5.83%	-32.66%	24.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$642	$523	$894	$733	$575
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.56%	2.93%[2]	2.86%	2.65%	1.98%
Portfolio Turnover Rate[4]	5%	11%	15%	4%	4%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.228 and 0.47%, respectively, from income received as a result of General Electric Co. and Baker Hughes Inc. merger in July 2017.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015--2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net

Energy Index Fund

amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (‘‘Vanguard’’) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the ‘‘FSA’’) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $266,000, representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1------Quoted prices in active markets for identical securities.

Level 2------Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3------Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At August 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Energy Index Fund

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions and the expiration of capital loss carryforwards were reclassified to the following accounts:

Amount
($000)
Paid-in capital	78,422
Undistributed (Overdistributed) net investment income	------
Accumulated net realized gains (losses)	(78,422)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	26,248
Undistributed long-term gains	------
Capital loss carryforwards*	(675,462)
Net unrealized gains (losses)	(265,532)

* Includes $30,699,000, which may be used to offset future net capital gains through August 31, 2019, as well as capital losses of $644,763,000, which may be carried forward indefinitely but must be used before any expiring loss carryforwards.

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	5,217,274
Gross unrealized appreciation	457,598
Gross unrealized depreciation	(723,130)
Net unrealized appreciation (depreciation)	(265,532)

E. During the year ended August 31, 2018, the fund purchased $952,846,000 of investment securities and sold $1,044,531,000 of investment securities, other than temporary cash investments. Purchases and sales include $587,316,000 and $827,396,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	746,982	7,479	541,520	5,586
Issued in Lieu of Cash Distributions	------	------	------	------
Redeemed	(833,455)	(8,550)	(415,377)	(4,425)
Net Increase (Decrease)------ETF Shares	(86,473)	(1,071)	126,143	1,161
Admiral Shares
Issued	230,387	4,568	230,026	4,766
Issued in Lieu of Cash Distributions	15,446	324	19,744	417
Redeemed	(227,096)	(4,632)	(545,956)	(11,807)
Net Increase (Decrease)------Admiral Shares	18,737	260	(296,186)	(6,624)

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

Financials Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VFH	VFAIX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.98%	1.98%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Financials	US IMI/
	Fund	25/50	2500
Number of Stocks	414	411	2,464
Median Market Cap $52.2B $52.2B $71.2B
Price/Earnings Ratio	14.6x	14.6x	21.2x
Price/Book Ratio	1.6x	1.6x	3.2x
Return on Equity	9.4%	9.4%	15.0%
Earnings Growth Rate	10.7%	10.7%	8.3%
Dividend Yield	1.9%	1.9%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	3%	------	------
Short-Term Reserves	0.0%	------	------

Volatility Measures
	MSCI US
	IMI/Financials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.59
Beta	1.00	1.13

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)
Asset Management & Custody Banks	6.8%
Consumer Finance	5.4
Diversified Banks	29.9
Financial Exchanges & Data	6.0
Insurance Brokers	2.9
Investment Banking & Brokerage	7.0
Life & Health Insurance	4.7
Mortgage REITs	1.6
Multi-line Insurance	2.5
Multi-Sector Holdings	6.8
Other Diversified Financial Services	0.3
Property & Casualty Insurance	7.6
Regional Banks	16.3
Reinsurance	0.9
Thrifts & Mortgage Finance	1.3

Sector categories are based on the Global Industry Classification Standard (‘‘GICS’’), except for the ‘‘Other’’ category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
JPMorgan
Chase & Co.	Diversified Banks	9.5%
Bank of
America Corp.	Diversified Banks	7.3
Wells Fargo & Co.	Diversified Banks	6.6
Berkshire
Hathaway Inc.	Multi-Sector Holdings	6.5
Citigroup Inc.	Diversified Banks	4.4
Goldman Sachs	Investment Banking
Group Inc.	& Brokerage	2.1
US Bancorp	Diversified Banks	2.1
American
Express Co.	Consumer Finance	1.9
PNC Financial
Services Group
Inc.	Diversified Banks	1.6
Morgan Stanley	Investment Banking
	& Brokerage	1.6
Top Ten		43.6%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

52

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2008--August 31, 2018

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2018		of a $10,000
	One Year	Five Years	Ten Years	Investment
Financials Index Fund ETF Shares
Net Asset Value	17.15%	14.62%	7.99%	$21,575
Financials Index Fund ETF Shares
Market Price	17.13	14.63	8.00	21,599
Spliced US IMI/Financials 25/50	17.26	14.73	8.04	21,663
Financial Services Funds Average	16.18	12.38	7.48	20,581
MSCI US IMI/2500	20.28	14.32	11.01	28,409

For a benchmark description, see the Glossary.
Financial Services Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Financials Index Fund Admiral Shares	17.16%	14.62%	7.99%	$215,725
Spliced US IMI/Financials 25/50	17.26	14.73	8.04	216,627
MSCI US IMI/2500	20.28	14.32	11.01	284,088

See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Cumulative Returns: ETF Shares, August 31, 2008--August 31, 2018

	One Year	Five Years	Ten Years
Financials Index Fund ETF Shares Market Price	17.13%	97.93%	115.99%
Financials Index Fund ETF Shares Net Asset Value	17.15	97.87	115.75
Spliced US IMI/Financials 25/50	17.26	98.77	116.63

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents total returns through the latest calendar quarter------rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		9.86%	13.20%	8.07%
Net Asset Value		9.87	13.22	8.07
Admiral Shares	2/4/2004	9.91	13.23	8.07

See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
			o
		Shares	($000)
Common Stocks (100.0%)
Banks (46.2%)
	JPMorgan Chase & Co.	7,642,857	875,719
	Bank of America Corp.	21,622,141	668,773
	Wells Fargo & Co.	10,391,677	607,705
	Citigroup Inc.	5,723,965	407,775
	US Bancorp	3,502,426	189,516
	PNC Financial Services

	Group Inc.	1,053,869	151,272
	BB&T Corp.	1,750,382	90,425
	SunTrust Banks Inc.	1,043,458	76,757
	M&T Bank Corp.	309,722	54,867
	KeyCorp	2,383,234	50,215
	Regions Financial Corp.	2,521,273	49,064
	Fifth Third Bancorp	1,538,870	45,289
	Citizens Financial Group
	Inc.	1,087,909	44,778
	Huntington Bancshares
	Inc.	2,480,697	40,212
*	SVB Financial Group	118,937	38,387
	Comerica Inc.	385,577	37,586
	First Republic Bank	363,178	36,895
	Zions Bancorporation	443,478	23,633
	East West Bancorp Inc.	325,491	20,633
	Commerce Bancshares
	Inc.	214,829	15,266
	Cullen/Frost Bankers Inc.	136,177	15,101
	People’s United Financial
	Inc.	781,712	14,469
	Signature Bank	124,288	14,385
	PacWest Bancorp	281,158	14,196
	CIT Group Inc.	261,005	14,157
	Webster Financial Corp.	207,524	13,568
	Synovus Financial Corp.	265,459	13,289
*	Western Alliance Bancorp	226,142	13,037
	First Horizon National Corp.	699,043	12,876
	Popular Inc.	230,088	11,583
	Wintrust Financial Corp.	126,552	11,206
*	Bank OZK	275,397	11,143
	Prosperity Bancshares Inc.	148,578	11,120
	IBERIABANK Corp.	127,320	11,032
	Sterling Bancorp	481,357	10,999
	Pinnacle Financial Partners
	Inc.	165,515	10,684
	Umpqua Holdings Corp.	496,706	10,630
	Associated Banc-Corp	382,408	10,421
*	Texas Capital Bancshares
	Inc.	111,122	9,879
	Hancock Whitney Corp.	190,962	9,844
	FNB Corp.	729,360	9,810
	United Bankshares Inc.	236,826	9,331
	BankUnited Inc.	239,324	9,283
	Chemical Financial Corp.	159,773	9,126
	MB Financial Inc.	187,967	9,109
	TCF Financial Corp.	359,272	9,108
	Glacier Bancorp Inc.	190,212	8,689
	Valley National Bancorp	709,263	8,547
	Home BancShares Inc.	349,896	8,191

	Bank of Hawaii Corp.	94,397	7,847
	UMB Financial Corp.	101,746	7,655
	Community Bank System
	Inc.	113,902	7,532
	BancorpSouth Bank	213,148	7,418
	Investors Bancorp Inc.	576,292	7,377
	Cathay General Bancorp	174,307	7,373
^	First Financial Bankshares
	Inc.	121,055	7,312
	Fulton Financial Corp.	395,940	7,206
	First Citizens BancShares
	Inc. Class A	14,805	7,033
	Columbia Banking System
	Inc.	165,530	6,994
	First Financial Bancorp	220,976	6,939
	South State Corp.	82,886	6,834
	First Midwest Bancorp Inc.	232,044	6,307
	Simmons First National
	Corp. Class A	197,992	6,257
	Old National Bancorp	305,896	6,210
	First Hawaiian Inc.	211,019	6,117
	CVB Financial Corp.	250,331	6,020
	WesBanco Inc.	121,934	6,017
	International Corp. Bancshares	126,250	5,915
	Great Western Bancorp Inc.	132,000	5,747
	Independent Bank Corp.	62,416	5,686
	CenterState Bank Corp.	181,700	5,564
	Union Bankshares Corp.	132,960	5,531

*	FCB Financial Holdings Inc.
	Class A	105,158	5,447
	First Merchants Corp.	111,958	5,387
	Hope Bancorp Inc.	302,964	5,305
	BOK Financial Corp.	51,099	5,240
	Renasant Corp.	112,025	5,230
	Trustmark Corp.	144,481	5,126
	United Community Banks
	Inc.	167,883	5,094
	LegacyTexas Financial
	Group Inc.	102,297	4,733
	Towne Bank	144,652	4,716
	Banner Corp.	72,913	4,691
	Ameris Bancorp	93,072	4,621
*	Pacific Premier Bancorp Inc.	110,791	4,382
	ServisFirst Bancshares Inc.	101,124	4,358
	Cadence BanCorp Class A	145,590	4,113
*	First BanCorp	458,650	4,013
	NBT Bancorp Inc.	97,358	3,941
*	Eagle Bancorp Inc.	72,505	3,904
	Heartland Financial USA Inc.	63,305	3,849
	Westamerica
	Bancorporation	59,945	3,838
	First Commonwealth
	Financial Corp.	227,337	3,808
	First Interstate BancSystem
	Inc. Class A	80,595	3,744
	S&T Bancorp Inc.	78,221	3,650
	Berkshire Hills Bancorp Inc.	86,064	3,636

	Hilltop Holdings Inc.	171,689	3,563
	Park National Corp.	30,693	3,381
	Brookline Bancorp Inc.	181,787	3,299
*	Seacoast Banking Corp. of
	Florida	99,618	3,150
	First Busey Corp.	98,095	3,144
	Enterprise Financial
	Services Corp.	52,513	2,956
	Sandy Spring Bancorp Inc.	74,949	2,923
	City Holding Co.	34,809	2,822
	First Bancorp	66,187	2,761
	Heritage Financial Corp.	75,679	2,747
	Boston Private Financial
	Holdings Inc.	188,795	2,728
	Tompkins Financial Corp.	30,648	2,693
	State Bank Financial Corp.	82,582	2,691
	Lakeland Financial Corp.	53,404	2,631
	Independent Bank Group
	Inc.	36,439	2,523
	BancFirst Corp.	37,425	2,388
	National Bank Holdings
	Corp. Class A	57,597	2,313
	1st Source Corp.	40,680	2,278
*	TriumphSouthside Bancorp Bancshares Inc. Inc.	63,859 53,487	2,273 2,271
	TriCo Bancshares	57,496	2,235
	Bryn Mawr Bank Corp.	44,231	2,158
	CoBiz Financial Inc.	89,853	2,071
	Washington Trust Bancorp

	Inc.	34,439	2,066
	Lakeland Bancorp Inc.	104,353	2,014
	Preferred Bank	32,147	1,968
	Univest Corp. of
	Pennsylvania	68,025	1,939
	Hanmi Financial Corp.	72,505	1,892
	Central Pacific Financial
	Corp.	66,692	1,889
	Stock Yards Bancorp Inc.	48,140	1,863
	Carolina Financial Corp.	45,261	1,862
	Guaranty Bancorp	58,834	1,839
	German American Bancorp
	Inc.	48,594	1,827
	Opus Bank	64,234	1,821
	Banc of California Inc.	89,777	1,809
	Community Trust Bancorp
	Inc.	35,301	1,744
	ConnectOne Bancorp Inc.	68,112	1,679
*	Customers Bancorp Inc.	67,386	1,664
	Horizon Bancorp Inc.	81,422	1,663
	Midland States Bancorp Inc.	48,201	1,660
	Live Oak Bancshares Inc.	54,853	1,659
	FB Financial Corp.	37,594	1,653
	OFG Bancorp	98,635	1,598
	Camden National Corp.	34,735	1,589
	Flushing Financial Corp.	60,561	1,570
	Great Southern Bancorp Inc.	25,324	1,502
	Heritage Commerce Corp.	92,785	1,470
	Peoples Bancorp Inc.	40,349	1,447

Financials Index Fund

			Market
			Value[o]
		Shares	($000)
*	National Commerce Corp.	32,772	1,442
	Independent Bank Corp.	55,006	1,372
*	TriState Capital Holdings
	Inc.	45,378	1,350
	Bridge Bancorp Inc.	37,620	1,317
	Green Bancorp Inc.	54,306	1,303
	People’s Utah Bancorp	35,475	1,282
	QCR Holdings Inc.	29,341	1,276
*	Veritex Holdings Inc.	40,815	1,250
	Bank of Marin Bancorp	14,065	1,240
	Blue Hills Bancorp Inc.	53,284	1,226
	Peapack Gladstone
	Financial Corp.	36,216	1,210
*	First Foundation Inc.	74,179	1,200
*	Allegiance Bancshares Inc.	26,680	1,189
	Mercantile Bank Corp.	33,509	1,187
	First Community
	Bancshares Inc.	35,088	1,178
*	Franklin Financial Network
	Inc.	30,260	1,170
	Fidelity Southern Corp.	47,975	1,166
*	HomeTrust Bancshares Inc. 40,360		1,162
	First of Long Island Corp.	52,866	1,152
	First Financial Corp.	22,236	1,144
	Arrow Financial Corp.	28,138	1,107
	Financial Institutions Inc.	34,018	1,099
	First Bancshares Inc.	26,555	1,090
*	Nicolet Bankshares Inc.	19,456	1,077
*	Atlantic Capital Bancshares
	Inc.	56,830	1,037
	Old Line Bancshares Inc.	28,194	964
	RBB Bancorp	30,940	886
	Access National Corp.	32,142	872
	West Bancorporation Inc.	34,671	837
	MidWestOne Financial
	Group Inc.	24,545	823
*	Byline Bancorp Inc.	35,775	817
	Enterprise Bancorp Inc.	19,540	703
	Southern National Bancorp
	of Virginia Inc.	39,190	688
*	HarborOne Bancorp Inc.	33,477	660
		4,248,459
Capital Markets (19.8%)
	Goldman Sachs Group Inc.	805,453	191,545
	Morgan Stanley	2,980,328	145,529
	Charles Schwab Corp.	2,725,836	138,445
	CME Group Inc.	764,328	133,551
	BlackRock Inc.	269,601	129,155
	Bank of New York Mellon
	Corp.	2,268,653	118,310
	S&P Global Inc.	564,107	116,798
o	Intercontinental Exchange
	Inc.	1,300,210	99,115
	State Street Corp.	820,271	71,290
	Moody’s Corp.	387,710	69,020
	T. Rowe Price Group Inc. 543,630		63,001
	Northern Trust Corp.	479,883	51,568
	Ameriprise Financial Inc.	324,668	46,090
	TD Ameritrade Holding
	Corp.	636,949	37,306
	MSCI Inc. Class A	199,861	36,027
*	E*TRADE Financial Corp.	592,504	34,875
	Raymond James Financial
	Inc.	294,840	27,432
	Cboe Global Markets Inc.	252,903	25,493
	Nasdaq Inc.	262,369	25,040
	Franklin Resources Inc.	727,651	23,096
	Invesco Ltd.	922,142	22,224

	FactSet Research Systems
	Inc.	87,159	19,993
	SEI Investments Co.	301,837	19,040
	Affiliated Managers Group
	Inc.	121,929	17,813
	MarketAxess Holdings Inc.	84,580	16,055
	Eaton Vance Corp.	267,756	14,119
	LPL Financial Holdings Inc.	199,871	13,239
	Janus Henderson Group plc 429,041		12,120
	Evercore Inc. Class A	91,357	9,698
	Interactive Brokers Group
	Inc.	151,894	9,442
	Stifel Financial Corp.	160,870	8,988
	BGC Partners Inc. Class A	540,172	6,709
	Morningstar Inc.	43,136	6,139
	Legg Mason Inc.	191,983	5,990
	Moelis & Co. Class A	102,103	5,927
	Federated Investors Inc.
	Class B	218,301	5,056
	Artisan Partners Asset
	Management Inc. Class A	114,387	3,792
	Waddell & Reed Financial
	Inc. Class A	182,026	3,644
*	Blucora Inc.	100,240	3,629
	Houlihan Lokey Inc.
	Class A	74,342	3,496
	PJT Partners Inc.	43,714	2,532
	Piper Jaffray Cos.	32,176	2,478
	WisdomTree Investments
	Inc.	292,872	2,407
	BrightSphere Investment
	Group plc	185,332	2,352
	Virtus Investment Partners
	Inc.	16,001	2,064
*	INTL. FCStone Inc.	35,573	1,984
	Cohen & Steers Inc.	46,813	1,946
*	Donnelley Financial
	Solutions Inc.	74,969	1,566
	Investment Technology
	Group Inc.	70,307	1,538
	Diamond Hill Investment
	Group Inc.	7,362	1,374
	Greenhill & Co. Inc.	49,416	1,359
	Virtu Financial Inc. Class A	61,265	1,336
	Westwood Holdings Group
	Inc.	16,847	969
	Ladenburg Thalmann
	Financial Services Inc.	247,062	852
*,^ Cowen Inc. Class A		53,233	809
	B. Riley Financial Inc.	32,731	749
^	Arlington Asset Investment
	Corp. Class A	62,413	635
	Associated Capital Group
	Inc. Class A	8,750	327
	Pzena Investment
	Management Inc. Class A	35,864	326
	GAMCO Investors Inc.
	Class A	11,197	289
			1,817,691
Consumer Finance (5.4%)
	American Express Co.	1,641,692	173,986
	Capital One Financial Corp. 1,092,098		108,216
	Discover Financial Services	783,673	61,221
	Synchrony Financial	1,609,830	50,983
	Ally Financial Inc.	965,716	25,958
*	Credit Acceptance Corp.	26,114	11,927
*	SLM Corp.	976,138	11,440
*	Green Dot Corp. Class A	105,019	8,997
	FirstCash Inc.	102,046	8,296

	Navient Corp.	561,304	7,656
*	OneMain Holdings Inc.	181,684	6,668
	Santander Consumer USA
	Holdings Inc.	285,725	6,166
*	PRA Group Inc.	101,103	3,695
	Nelnet Inc. Class A	45,682	2,634
*	LendingClub Corp.	654,396	2,362
*	Enova International Inc.	67,639	2,246
*	Encore Capital Group Inc.	57,706	2,236
*	World Acceptance Corp.	15,291	1,814
*	EZCORP Inc. Class A	114,490	1,271
*	Curo Group Holdings Corp.	30,996	957
			498,729
Diversified Financial Services (7.2%)
*	Berkshire Hathaway Inc.
	Class B	2,870,497	599,130
	Voya Financial Inc.	379,182	18,986
	Jefferies Financial Group
	Inc.	696,366	16,170
	Texas Pacific Land Trust	14,034	11,713
	AXA Equitable Holdings Inc. 418,227		9,598
*	Cannae Holdings Inc.	141,429	2,749
*	FGL Holdings	311,162	2,710
*	On Deck Capital Inc.	89,729	738
			661,794
Equity Real Estate Investment Trusts
(REITs) (0.0%)
[1]	Winthrop Realty Trust	23,515	34

Insurance (18.6%)
	Chubb Ltd.	1,045,531	141,398
	American International
	Group Inc.	2,014,984	107,137
	Marsh & McLennan
	Cos. Inc.	1,138,891	96,384
	Prudential Financial Inc.	942,813	92,631
	MetLife Inc.	1,939,564	89,007
	Progressive Corp.	1,307,239	88,278
	Aflac Inc.	1,737,576	80,346
	Aon plc	548,872	79,894
	Travelers Cos. Inc.	606,503	79,816
	Allstate Corp.	788,933	79,343
	Willis Towers Watson plc	296,238	43,627
	Hartford Financial Services
	Group Inc.	803,964	40,496
*	Markel Corp.	31,193	37,706
	Principal Financial Group
	Inc.	642,977	35,486
	XL Group Ltd.	579,676	33,268
	Lincoln National Corp.	491,010	32,200
	Loews Corp.	609,484	30,663
	Arthur J Gallagher & Co.	409,219	29,521
*	Arch Capital Group Ltd. 913,368		27,922
	Cincinnati Financial Corp.	350,166	26,847
	Fidelity National Financial
	Inc.	616,450	24,720
	Alleghany Corp.	34,287	21,662
	Torchmark Corp.	242,447	21,316
	Reinsurance Group of
	America Inc. Class A	144,869	20,695
	Everest Re Group Ltd.	91,991	20,516
	American Financial Group
	Inc.	169,790	18,908
	Unum Group	497,671	18,354
*	Athene Holding Ltd.
	Class A	351,309	17,446
	WR Berkley Corp.	218,684	17,114
	Brown & Brown Inc.	527,431	16,076

Financials Index Fund

			Market
			Value[o]
		Shares	($000)
	Old Republic International
	Corp.	644,547	14,296
	First American Financial
	Corp.	250,477	14,242
	Assurant Inc.	118,269	12,160
	Primerica Inc.	99,098	12,115
	RenaissanceRe Holdings
	Ltd.	90,367	12,015
	Hanover Insurance Group
	Inc.	95,756	11,729
	Axis Capital Holdings Ltd.	188,055	10,817
	Assured Guaranty Ltd.	252,266	10,277
	Kemper Corp.	123,390	10,038
*	Brighthouse Financial Inc.	241,135	10,010
	Selective Insurance Group
	Inc.	131,578	8,447
	CNO Financial Group Inc.	377,499	8,158
	American Equity Investment
	Life Holding Co.	191,381	7,098
	White Mountains Insurance
	Group Ltd.	7,100	6,588
	RLI Corp.	84,494	6,503
	ProAssurance Corp.	121,073	5,854
	Aspen Insurance Holdings
	Ltd.	134,911	5,552
*	Genworth Financial Inc.
	Class A	1,119,875	5,207
	Argo Group International
	Holdings Ltd.	76,298	4,860
*	Enstar Group Ltd.	22,191	4,738
	Horace Mann Educators
	Corp.	90,946	4,211
	National General Holdings
	Corp.	142,926	3,903
	AmTrust Financial Services
	Inc.	262,566	3,818
	Navigators Group Inc.	52,910	3,704
	Employers Holdings Inc.	74,614	3,421
	Mercury General Corp.	61,940	3,339
	Universal Insurance
	Holdings Inc.	73,820	3,292
	Safety Insurance Group Inc.	32,777	3,170
	AMERISAFE Inc.	42,887	2,736
	James River Group
	Holdings Ltd.	66,498	2,723
	Kinsale Capital Group Inc.	42,462	2,580
*	Third Point Reinsurance Ltd.	184,058	2,466
	United Fire Group Inc.	47,254	2,340
	American National
	Insurance Co.	18,069	2,319
*	Trupanion Inc.	56,358	2,152
	Stewart Information
	Services Corp.	47,791	2,140
*	Ambac Financial Group Inc.	101,102	2,136
	FBL Financial Group Inc.
	Class A	25,206	2,051
*	MBIA Inc.	193,767	1,990
	National Western Life
	Group Inc. Class A	5,339	1,740
	United Insurance Holdings
	Corp.	57,016	1,188
	State Auto Financial Corp.	37,554	1,179
*,^ Citizens Inc. Class A		104,478	878
*	Greenlight Capital Re Ltd.
	Class A	65,742	845
	Heritage Insurance
	Holdings Inc.	51,239	751
	HCI Group Inc.	16,278	659
	Maiden Holdings Ltd.	162,109	616
	EMC Insurance Group Inc.	21,551	553

			Market
			Value[o]
		Shares	($000)
	Protective Insurance Corp.
	Class B	20,767	488
	Donegal Group Inc. Class A	26,716	386
	Global Indemnity Ltd.	8,253	325
	Crawford & Co. Class B	23,665	206
			1,713,786
Mortgage Real Estate Investment Trusts
(REITs) (1.6%)
	Annaly Capital
	Management Inc.	2,601,747	27,631
	AGNC Investment Corp.	1,059,752	20,156
	New Residential
	Investment Corp.	757,076	14,059
	Starwood Property Trust
	Inc.	587,681	12,947
	Two Harbors Investment
	Corp.	554,262	8,658
	Blackstone Mortgage Trust
	Inc. Class A	231,436	7,883
	Chimera Investment Corp.	418,631	7,799
	MFA Financial Inc.	1,002,872	7,682
	Apollo Commercial Real
	Estate Finance Inc.	248,374	4,826
	Invesco Mortgage Capital
	Inc.	249,327	4,047
	Redwood Trust Inc.	172,085	2,922
	Ladder Capital Corp.
	Class A	163,752	2,844
	PennyMac Mortgage
	Investment Trust	136,834	2,734
	Hannon Armstrong
	Sustainable Infrastructure
	Capital Inc.	119,312	2,572
	ARMOUR Residential REIT
	Inc.	92,982	2,187
	MTGE Investment Corp.	102,318	2,005
^	New York Mortgage Trust
	Inc.	307,043	1,965
	Granite Point Mortgage
	Trust Inc.	95,639	1,830
	Capstead Mortgage Corp.	212,363	1,784
	Arbor Realty Trust Inc.	124,783	1,530
	TPG RE Finance Trust Inc.	73,614	1,520
	AG Mortgage Investment
	Trust Inc.	63,158	1,187
	Anworth Mortgage Asset
	Corp.	219,039	1,069
	Western Asset Mortgage
	Capital Corp.	93,714	1,043
^	Orchid Island Capital Inc.	119,094	946
	Ares Commercial Real
	Estate Corp.	59,556	871
	Dynex Capital Inc.	125,943	807
	Exantas Capital Corp.	66,787	791
	Sutherland Asset
	Management Corp.	39,843	683
			146,978
Other (0.0%)[2]
*,1 NewStar Financial Inc. CVR		42,593	21

Thrifts & Mortgage Finance (1.2%)
	New York Community
	Bancorp Inc.	1,101,678	11,865
*	MGIC Investment Corp.	836,899	10,645
	Radian Group Inc.	483,320	9,826
*	Essent Group Ltd.	199,252	8,640
	Washington Federal Inc.	190,362	6,491
*	BofI Holding Inc.	125,676	4,680
*,^ LendingTree Inc.		18,231	4,619

			Market
			Value[o]
		Shares	($000)
	Northwest Bancshares Inc.	216,460	3,944
	Capitol Federal Financial
	Inc.	291,573	3,852
	Provident Financial Services
	Inc.	144,004	3,633
	Walker & Dunlop Inc.	65,644	3,578
	WSFS Financial Corp.	71,711	3,499
*	NMI Holdings Inc. Class A	133,657	2,887
	Kearny Financial Corp.	209,982	2,877
*	WMIH Corp.	1,845,073	2,786
	Beneficial Bancorp Inc.	151,890	2,673
	OceanFirst Financial Corp.	85,480	2,496
*	Flagstar Bancorp Inc.	70,462	2,329
	Meridian Bancorp Inc.	113,842	2,038
	United Financial Bancorp
	Inc.	112,577	2,000
	TrustCo Bank Corp.	213,643	1,976
	Meta Financial Group Inc.	20,405	1,767
*	HomeStreet Inc.	57,349	1,689
	Northfield Bancorp Inc.	97,640	1,590
	Federal Agricultural
	Mortgage Corp.	20,376	1,570
	Oritani Financial Corp.	94,679	1,534
	First Defiance Financial
	Corp.	44,951	1,438
	Dime Community
	Bancshares Inc.	71,485	1,297
	PennyMac Financial
	Services Inc. Class A	55,890	1,182
	United Community Financial
	Corp.	112,376	1,163
*	Ocwen Financial Corp.	235,535	985
	Waterstone Financial Inc.	55,582	939
*	PHH Corp.	72,500	787
	Sterling Bancorp Inc.	41,870	513
	Merchants Bancorp	19,401	507
	Luther Burbank Corp.	36,490	416
			114,711
Total Common Stocks
(Cost $7,719,537)			9,202,203
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[3,4] Vanguard Market Liquidity
	Fund, 2.153%
	(Cost $5,778)	57,774	5,779
Total Investments (100.1%)
(Cost $7,725,315)			9,207,982

Financials Index Fund

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	466
Receivables for Investment Securities Sold 30,009
Receivables for Accrued Income	12,774
Receivables for Capital Shares Issued	585
Total Other Assets	43,834
Liabilities
Payables for Investment Securities
Purchased	(30,159)
Collateral for Securities on Loan	(4,188)
Payables for Capital Shares Redeemed	(732)
Payables to Vanguard	(1,511)
Other Liabilities	(12,623)
Total Liabilities	(49,213)
Net Assets (100%)	9,202,603

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	7,753,521
Undistributed Net Investment Income	33,781
Accumulated Net Realized Losses	(67,366)
Unrealized Appreciation (Depreciation)	1,482,667
Net Assets	9,202,603

ETF Shares-----Net Assets
Applicable to 118,890,014 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,512,338
Net Asset Value Per Share-----
ETF Shares	$71.60

Admiral Shares-----Net Assets
Applicable to 19,237,008 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	690,265
Net Asset Value Per Share-----
Admiral Shares	$35.88

o See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $3,987,000.
1 Security value determined using significant unobservable
inputs.
2 ‘‘Other’’ represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
4 Includes $4,188,000 of collateral received for securities
on loan.
CVR-----Contingent Value Rights. REIT-----
Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Dividends	163,965
Interest[1]	24
Securities Lending------Net	179
Total Income	164,168
Expenses
The Vanguard Group------Note B
Investment Advisory Services	1,250
Management and Administrative------
ETF Shares	5,238
Management and Administrative------
Admiral Shares	464
Marketing and Distribution------
ETF Shares	461
Marketing and Distribution------
Admiral Shares	52
Custodian Fees	192
Auditing Fees	35
Shareholders’ Reports and Proxy------
ETF Shares	625
Shareholders’ Reports and Proxy-----
Admiral Shares	19
Trustees’ Fees and Expenses	5
Total Expenses	8,341
Net Investment Income	155,827
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	321,808
Futures Contracts	(15)
Realized Net Gain (Loss)	321,793
Change in Unrealized Appreciation
(Depreciation) of Investment Securities[1]	692,718
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,170,338

1 Interest income, realized net gain (loss), and change in
unrealized appreciation (depreciation) from an affiliated
company of the fund were $22,000, $2,000, and $0,
respectively. Purchases and sales are for temporary cash
investment purposes.
2 Includes $274,737,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	155,827	96,855
Realized Net Gain (Loss)	321,793	151,576
Change in Unrealized Appreciation (Depreciation)	692,718	754,282
Net Increase (Decrease) in Net Assets Resulting from Operations	1,170,338	1,002,713
Distributions
Net Investment Income
ETF Shares	(137,850)	(82,225)
Admiral Shares	(11,634)	(6,782)
Realized Capital Gain
ETF Shares	------	------
Admiral Shares	------	------
Total Distributions	(149,484)	(89,007)
Capital Share Transactions
ETF Shares	1,442,638	1,550,552
Admiral Shares	93,701	202,111
Net Increase (Decrease) from Capital Share Transactions	1,536,339	1,752,663
Total Increase (Decrease)	2,557,193	2,666,369
Net Assets
Beginning of Period	6,645,410	3,979,041
End of Period[1]	9,202,603	6,645,410
1 Net Assets-----End of Period includes undistributed (overdistributed) net investment income of $33,781,000 and $27,396,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$62.26	$50.81	$47.70	$47.32	$39.80
Investment Operations
Net Investment Income	1.298[1]	1.035[1]	1.108	.917	.876
Net Realized and Unrealized Gain (Loss)
on Investments	9.307	11.387	3.070	.349	7.494
Total from Investment Operations	10.605	12.422	4.178	1.266	8.370
Distributions
Dividends from Net Investment Income	(1.265)	(.972)	(1.068)	(.886)	(.850)
Distributions from Realized Capital Gains	------	------	------	------	------
Total Distributions	(1.265)	(.972)	(1.068)	(.886)	(.850)
Net Asset Value, End of Period	$71.60	$62.26	$50.81	$47.70	$47.32

Total Return	17.15%	24.65%	8.93%	2.63%	21.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,512	$6,127	$3,735	$3,081	$2,191
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.87%	1.75%	2.39%	1.99%	2.00%
Portfolio Turnover Rate[2]	3%	5%	21%	4%	5%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$31.20	$25.47	$23.91	$23.72	$19.95
Investment Operations
Net Investment Income	.651[1]	.514[1]	.556	.460	.438
Net Realized and Unrealized Gain (Loss)
on Investments	4.663	5.704	1.539	.174	3.758
Total from Investment Operations	5.314	6.218	2.095	.634	4.196
Distributions
Dividends from Net Investment Income	(.634)	(.488)	(.535)	(.444)	(.426)
Distributions from Realized Capital Gains	------	------	------	------	------
Total Distributions	(.634)	(.488)	(.535)	(.444)	(.426)
Net Asset Value, End of Period	$35.88	$31.20	$25.47	$23.91	$23.72

Total Return[2]	17.16%	24.62%	8.96%	2.64%	21.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$690	$518	$244	$204	$155
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.87%	1.75%	2.39%	1.99%	2.00%
Portfolio Turnover Rate[3]	3%	5%	21%	4%	5%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015--2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s

Financials Index Fund

default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (‘‘Vanguard’’) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the ‘‘FSA’’) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $466,000, representing 0.01% of the fund’s net assets and 0.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1------Quoted prices in active markets for identical securities.

Level 2------Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3------Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Financials Index Fund

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	9,202,148	------	55
Temporary Cash Investments	5,779	------	------
Total	9,207,927	------	55

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions and the expiration of capital loss carryforwards were reclassified to the following accounts:

Amount
($000)
Paid-in capital	225,621
Undistributed (Overdistributed) net investment income	42
Accumulated net realized gains (losses)	(225,663)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	34,842
Undistributed long-term gains	------
Capital loss carryforwards*	(67,366)
Net unrealized gains (losses)	1,482,667

* Includes $67,366,000, which may be used to offset future net capital gains through August 31, 2019. The fund used capital loss carryforwards of $47,056,000 to offset taxable capital gains realized during the year ended August 31, 2018, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	7,725,315
Gross unrealized appreciation	1,582,424
Gross unrealized depreciation	(99,757)
Net unrealized appreciation (depreciation)	1,482,667

E. During the year ended August 31, 2018, the fund purchased $2,810,308,000 of investment securities and sold $1,264,188,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,325,404,000 and $989,254,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Financials Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	2,440,296	34,877	2,349,435	40,011
Issued in Lieu of Cash Distributions	------	------	------	------
Redeemed	(997,658)	(14,400)	(798,883)	(15,100)
Net Increase (Decrease)------ETF Shares	1,442,638	20,477	1,550,552	24,911
Admiral Shares
Issued	383,758	10,937	449,363	15,226
Issued in Lieu of Cash Distributions	10,277	301	5,964	207
Redeemed	(300,334)	(8,610)	(253,216)	(8,420)
Net Increase (Decrease)------Admiral Shares	93,701	2,628	202,111	7,013

At August 31, 2018, one shareholder was the record or beneficial owner of 29% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

Health Care Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VHT	VHCIX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.40%	1.40%

Portfolio Characteristics
		MSCI
		US IMI/
		Health	MSCI
		Care	US IMI/
	Fund	25/50	2500
Number of Stocks	374	365	2,464
Median Market Cap	$71.2B	$71.2B	$71.2B
Price/Earnings Ratio	32.1x	32.0x	21.2x
Price/Book Ratio	4.2x	4.2x	3.2x
Return on Equity	15.7%	15.7%	15.0%
Earnings Growth Rate	3.2%	3.2%	8.3%
Dividend Yield	1.3%	1.3%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	6%	------	------
Short-Term Reserves	-0.1%	------	------

Volatility Measures
	MSCI US
	IMI/Health Care	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.68
Beta	1.00	1.12

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)
Biotechnology	20.8%
Health Care Distributors	1.7
Health Care Equipment	19.7
Health Care Facilities	1.8
Health Care Services	4.8
Health Care Supplies	2.1
Health Care Technology	1.5
Life Sciences Tools & Services	6.4
Managed Health Care	12.8
Pharmaceuticals	28.4

Sector categories are based on the Global Industry Classification Standard (‘‘GICS’’), except for the ‘‘Other’’ category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
Johnson & Johnson	Pharmaceuticals	8.5%
UnitedHealth Group Inc.	Managed
	Health Care	6.1
Pfizer Inc.	Pharmaceuticals	5.7
Merck & Co. Inc.	Pharmaceuticals	4.3
AbbVie Inc.	Biotechnology	3.4
Amgen Inc.	Biotechnology	3.1
Medtronic plc	Health Care
	Equipment	3.1
Abbott Laboratories	Health Care
	Equipment	2.8
Eli Lilly & Co.	Pharmaceuticals	2.4
Bristol-Myers Squibb Co.	Pharmaceuticals	2.3
Top Ten		41.7%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2008--August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2018		of a $10,000
	One Year	Five Years	Ten Years	Investment
Health Care Index Fund ETF Shares
Net Asset Value	18.75%	16.08%	13.76%	$36,311
Health Care Index Fund ETF Shares
Market Price	18.77	16.08	13.77	36,317
Spliced US IMI/Health Care 25/50	18.82	16.15	13.88	36,697
Health/Biotechnology Funds Average	20.75	16.21	14.52	38,785
MSCI US IMI/2500	20.28	14.32	11.01	28,409

For a benchmark description, see the Glossary.
Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Health Care Index Fund Admiral Shares	18.74%	16.08%	13.76%	$363,099
Spliced US IMI/Health Care 25/50	18.82	16.15	13.88	366,965
MSCI US IMI/2500	20.28	14.32	11.01	284,088

See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Cumulative Returns: ETF Shares, August 31, 2008--August 31, 2018

	One Year	Five Years	Ten Years
Health Care Index Fund ETF Shares Market Price	18.77%	110.79%	263.17%
Health Care Index Fund ETF Shares Net Asset Value	18.75	110.73	263.11
Spliced US IMI/Health Care 25/50	18.82	111.35	266.97

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents total returns through the latest calendar quarter------rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		9.42%	14.55%	13.43%
Net Asset Value		9.43	14.57	13.43
Admiral Shares	2/5/2004	9.43	14.58	13.43

See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
			o
		Shares	($000)
Common Stocks (99.9%)[1]

Biotechnology (20.8%)
	AbbVie Inc.	3,514,222	337,295
	Amgen Inc.	1,533,221	306,353
	Gilead Sciences Inc.	3,012,829	228,162
*	Biogen Inc.	488,934	172,833
*	Celgene Corp.	1,679,452	158,624
*	Vertex Pharmaceuticals
	Inc.	590,509	108,890
*	Regeneron Pharmaceuticals
	Inc.	184,129	74,894
*	Alexion Pharmaceuticals
	Inc.	515,592	63,026
*	BioMarin Pharmaceutical
	Inc.	409,511	40,943
*	Incyte Corp.	417,542	30,861
*	Alnylam Pharmaceuticals
	Inc.	209,651	25,718
*	Neurocrine Biosciences Inc.	208,141	25,591
*	Exact Sciences Corp.	282,486	21,155
*	Bluebird Bio Inc.	123,989	20,867
*	Sarepta Therapeutics Inc.	144,273	19,915
*	Seattle Genetics Inc.	256,681	19,703
*	Sage Therapeutics Inc.	107,795	17,706
*	Alkermes plc	359,284	16,110
*,^	Ionis Pharmaceuticals Inc.	290,909	13,292
*	Exelixis Inc.	688,007	12,928
*	Ligand Pharmaceuticals Inc.	49,418	12,833
*	United Therapeutics Corp.	100,911	12,411
*	FibroGen Inc.	174,243	10,655
*	Agios Pharmaceuticals Inc.	120,298	9,710
*	Ultragenyx Pharmaceutical
	Inc.	109,610	9,287
*	Loxo Oncology Inc.	52,285	8,835
*	Myriad Genetics Inc.	162,372	8,085
*,^	Immunomedics Inc.	271,496	7,265
*	Array BioPharma Inc.	463,871	7,222
*	Blueprint Medicines Corp.	91,765	7,036
*	Ironwood Pharmaceuticals
	Inc. Class A	351,616	6,765
*	Emergent BioSolutions Inc.	98,363	6,099
*	Amicus Therapeutics Inc.	437,011	5,891
*	Heron Therapeutics Inc.	150,140	5,788
*	Global Blood Therapeutics
	Inc.	114,128	5,587
*	Halozyme Therapeutics Inc.	298,987	5,504
*	Intercept Pharmaceuticals
	Inc.	48,010	5,368
*	Xencor Inc.	116,068	4,850
*,^	Spark Therapeutics Inc.	78,116	4,813
*	Repligen Corp.	86,010	4,720
*	REGENXBIO Inc.	66,624	4,694
*	Spectrum Pharmaceuticals
	Inc.	217,077	4,674
*,^ OPKO Health Inc.		780,218	4,619
*	Acceleron Pharma Inc.	84,647	4,573

			Market
			Value
			o
		Shares	($000)
*	Momenta Pharmaceuticals

	Inc.	171,211	4,537
*	Arena Pharmaceuticals Inc.	114,140	4,433
*	Portola Pharmaceuticals Inc.	145,344	4,339
*	Sangamo Therapeutics Inc.	235,333	4,295
*	Clovis Oncology Inc.	115,776	4,139
*,^	Madrigal Pharmaceuticals
	Inc.	16,554	3,960
*	PTC Therapeutics Inc.	91,545	3,821
*	Insmed Inc.	177,749	3,543
*	ImmunoGen Inc.	340,873	3,474
*	AnaptysBio Inc.	38,332	3,398
*	ACADIA Pharmaceuticals
	Inc.	233,155	3,315
*	Puma Biotechnology Inc.	69,556	3,057
*	Enanta Pharmaceuticals Inc.	33,506	3,047
*	Genomic Health Inc.	49,566	3,032
*	G1 Therapeutics Inc.	49,281	2,990
*	Iovance Biotherapeutics Inc.	167,284	2,961
*	Atara Biotherapeutics Inc.	71,328	2,921
*,^ TESARO Inc.		89,440	2,902
	Denali Therapeutics Inc.	142,498	2,797
*,^	Esperion Therapeutics Inc.	55,970	2,770
*	Editas Medicine Inc.	82,137	2,697
*	Arrowhead Pharmaceuticals
	Inc.	182,283	2,691
*	Retrophin Inc.	83,742	2,654
*	Alder Biopharmaceuticals
	Inc.	142,496	2,579
*,^	Intrexon Corp.	164,931	2,537
*	Acorda Therapeutics Inc.	87,672	2,525
*,^	CRISPR Therapeutics AG	43,375	2,458
*	Aimmune Therapeutics Inc.	87,597	2,445
*,^	uniQure NV	55,080	2,337
*	Vanda Pharmaceuticals Inc.	120,898	2,336
*	Karyopharm Therapeutics
	Inc.	110,431	2,325
*,^ Geron Corp.		401,311	2,300
*	Mirati Therapeutics Inc.	39,963	2,260
*	Natera Inc.	81,420	2,250
*	Audentes Therapeutics Inc.	60,085	2,187
*	CytomX Therapeutics Inc.	96,691	2,175
*,^	Dynavax Technologies
	Corp.	144,522	2,002
*	Coherus Biosciences Inc.	98,495	1,985
*	MacroGenics Inc.	88,265	1,930
*	AMAG Pharmaceuticals Inc.	78,825	1,923
*	Eagle Pharmaceuticals Inc.	27,259	1,884
*,^	Radius Health Inc.	89,731	1,846
*,^	TG Therapeutics Inc.	144,814	1,839
*	Biohaven Pharmaceutical
	Holding Co. Ltd.	45,116	1,708
*,^	Intellia Therapeutics Inc.	55,133	1,705
	Apellis Pharmaceuticals Inc.	84,403	1,634
*,^	Flexion Therapeutics Inc.	70,664	1,618
*	Progenics Pharmaceuticals
	Inc.	195,396	1,530

			Market
			Value
			o
		Shares	($000)
	* Cara Therapeutics Inc.	75,274	1,518
*	Epizyme Inc.	119,328	1,408
*	Prothena Corp. plc	90,943	1,384
*	Novavax Inc.	885,893	1,382
*,^	MiMedx Group Inc.	243,779	1,292
*	Deciphera Pharmaceuticals
	Inc.	33,914	1,254
*	Fate Therapeutics Inc.	96,967	1,250
*	Rhythm Pharmaceuticals
	Inc.	38,922	1,226
*,^	Athenex Inc.	72,877	1,197
*	Five Prime Therapeutics
	Inc.	83,434	1,168
*,^ Adamas Pharmaceuticals
	Inc.	50,388	1,160
*	BioCryst Pharmaceuticals
	Inc.	160,665	1,150
*	GlycoMimetics Inc.	77,817	1,145
*	Kura Oncology Inc.	55,126	1,130
*,^ Lexicon Pharmaceuticals
	Inc.	96,973	1,122
*,^	Inovio Pharmaceuticals Inc.	200,789	1,056
*,^	La Jolla Pharmaceutical Co.	44,569	1,027
*,^	Synergy Pharmaceuticals
	Inc.	510,015	995
*	Voyager Therapeutics Inc.	45,741	994
*,^	Abeona Therapeutics Inc.	64,436	992
*	Achillion Pharmaceuticals
	Inc.	254,999	880
*,^	Sorrento Therapeutics Inc.	158,352	879
*	PDL BioPharma Inc.	355,037	859
*,^	ZIOPHARM Oncology Inc.	290,509	848
*	Cytokinetics Inc.	105,267	832
*	Minerva Neurosciences Inc.	75,680	787
*,^	Keryx Biopharmaceuticals
	Inc.	218,878	746
*	Aduro Biotech Inc.	88,792	657
*	Bellicum Pharmaceuticals
	Inc.	82,920	600
*,^	Corbus Pharmaceuticals
	Holdings Inc.	102,029	597
*	Syros Pharmaceuticals Inc.	48,003	590
*	Ra Pharmaceuticals Inc.	43,722	533
*,^	Insys Therapeutics Inc.	50,087	468
*	Ardelyx Inc.	96,618	415
*	Agenus Inc.	187,351	414
*,^	Seres Therapeutics Inc.	46,125	405
*	Corvus Pharmaceuticals Inc.	36,398	399
*	Calyxt Inc.	19,026	322
*,^	Organovo Holdings Inc.	249,227	322
*,^	Achaogen Inc.	58,367	309
*	Mersana Therapeutics Inc.	21,044	294
*,^	MannKind Corp.	262,321	289
*	Jounce Therapeutics Inc.	33,539	263
*	NantKwest Inc.	69,258	235
*	NewLink Genetics Corp.	67,369	209
*,^ Axovant Sciences Ltd.		73,328	183

Health Care Index Fund

			Market
			Value
			o
		Shares	($000)
*,^ XBiotech Inc.		45,110	182
*	Advaxis Inc.	123,316	179
	Merrimack Pharmaceuticals
	Inc.	28,258	167
*	Celldex Therapeutics Inc.	324,024	163
*	OncoMed Pharmaceuticals
	Inc.	46,978	108
*	Versartis Inc.	57,504	104
*	Immune Design Corp.	35	------
*	Infinity Pharmaceuticals Inc. 40		------
*	Trevena Inc.	42	------
*	Regulus Therapeutics Inc.	92	------
			2,050,329
Health Care Equipment & Supplies (21.8%)
	Medtronic plc	3,137,777	302,513
	Abbott Laboratories	4,062,210	271,518
	Becton Dickinson and Co.	619,103	162,125
	Danaher Corp.	1,456,637	150,820
*	Intuitive Surgical Inc.	262,520	147,011
	Stryker Corp.	779,315	132,039
*	Boston Scientific Corp.	3,197,199	113,692
	Baxter International Inc.	1,178,625	87,654
*	Edwards Lifesciences
	Corp.	488,393	70,446
*	Align Technology Inc.	176,387	68,172
	Zimmer Biomet Holdings
	Inc.	471,067	58,238
*	IDEXX Laboratories Inc.	201,282	51,134
*	ABIOMED Inc.	97,912	39,809
	ResMed Inc.	330,710	36,844
*	DexCom Inc.	204,118	29,471
	Cooper Cos. Inc.	113,589	29,054
	Teleflex Inc.	105,527	26,111
*	Hologic Inc.	632,593	25,152
*	Varian Medical Systems
	Inc.	212,158	23,766
	STERIS plc	196,271	22,457
	Dentsply Sirona Inc.	527,065	21,040
	West Pharmaceutical
	Services Inc.	170,491	19,956
	Hill-Rom Holdings Inc.	153,371	14,918
*	Insulet Corp.	136,157	14,197
*	LivaNova plc	112,238	14,092
*	Haemonetics Corp.	120,971	13,505
*	Masimo Corp.	114,124	13,454
*	ICU Medical Inc.	37,669	11,527
*	Neogen Corp.	119,249	11,143
*	Inogen Inc.	41,804	11,074
*	Integra LifeSciences
	Holdings Corp.	173,138	10,297
*	Penumbra Inc.	71,556	9,936
*	Globus Medical Inc.	169,817	9,046
	Cantel Medical Corp.	86,881	8,427
*	NuVasive Inc.	118,706	8,332
*	Wright Medical Group NV	273,600	7,929
*	Avanos Medical Inc.	109,080	7,865
*	Merit Medical Systems Inc.	116,852	6,877
*	Novocure Ltd.	147,179	6,630
*	Quidel Corp.	73,809	5,674
*	Integer Holdings Corp.	66,723	5,331
*,^ Glaukos Corp.		72,505	4,957
	CONMED Corp.	58,662	4,718
*	NxStage Medical Inc.	154,727	4,385
*	Nevro Corp.	62,514	4,215
*	iRhythm Technologies Inc.	41,047	3,821
*	STAAR Surgical Co.	72,372	3,452
*	AxoGen Inc.	75,191	3,297
*	Cardiovascular Systems Inc.	77,629	2,991
*	Natus Medical Inc.	77,604	2,895

*	Varex Imaging Corp.	88,473	2,778
*	CryoLife Inc.	76,481	2,654
*	K2M Group Holdings Inc.	94,531	2,584
*	AtriCure Inc.	73,151	2,527
*	Tactile Systems Technology
	Inc.	35,893	2,429
*	Cerus Corp.	305,630	2,378
*	Orthofix Medical Inc.	43,807	2,346
*	OraSure Technologies Inc.	142,907	2,288
	Atrion Corp.	3,394	2,223
*	AngioDynamics Inc.	84,329	1,891
*	Heska Corp.	16,443	1,759
	Meridian Bioscience Inc.	98,481	1,546
*	Lantheus Holdings Inc.	90,199	1,452
*	Anika Therapeutics Inc.	34,582	1,431
	LeMaitre Vascular Inc.	37,582	1,410
	Invacare Corp.	76,902	1,169
*	ViewRay Inc.	115,549	1,165
*,^ GenMark Diagnostics Inc.		119,351	1,022
*	Accuray Inc.	199,028	796
*,^ Rockwell Medical Inc.		95,113	467
*	Endologix Inc.	185,065	426
*,^ Pulse Biosciences Inc.		11,207	161
*	Conformis Inc.	124,173	152
*	Wright Medical Group Inc.
	CVR	14,554	21
			2,151,082
Health Care Providers & Services (21.0%)
	UnitedHealth Group Inc.	2,226,664	597,770
	CVS Health Corp.	2,355,706	177,243
	Anthem Inc.	591,311	156,538
	Aetna Inc.	757,882	151,781
*	Express Scripts Holding
	Co.	1,301,559	114,563
	Humana Inc.	318,994	106,308
	Cigna Corp.	563,673	106,162
	HCA Healthcare Inc.	647,494	86,835
*	Centene Corp.	475,441	69,643
	McKesson Corp.	468,168	60,277
*	Laboratory Corp. of
	America Holdings	237,032	40,976
	Cardinal Health Inc.	719,935	37,573
	Quest Diagnostics Inc.	314,690	34,610
*	WellCare Health Plans Inc.	113,679	34,396
	AmerisourceBergen Corp.
	Class A	382,010	34,369
*	Henry Schein Inc.	356,911	27,725
	Universal Health Services
	Inc. Class B	201,922	26,282
*	DaVita Inc.	323,439	22,411
*	Molina Healthcare Inc.	135,808	18,742
	Encompass Health Corp.	228,995	18,684
*	Envision Healthcare Corp.	281,052	12,749
*	HealthEquity Inc.	128,887	12,142
	Chemed Corp.	36,933	11,949
*	MEDNAX Inc.	218,959	10,368
*	Acadia Healthcare Co. Inc.	204,488	8,492
*	Amedisys Inc.	67,125	8,391
*	Tenet Healthcare Corp.	236,537	7,976
*	LHC Group Inc.	68,498	6,777
*	AMN Healthcare Services
	Inc.	111,175	6,482
*	LifePoint Health Inc.	89,799	5,783
*	Premier Inc. Class A	121,963	5,394
*	Select Medical Holdings
	Corp.	247,360	4,898
*	BioTelemetry Inc.	75,665	4,676
	Patterson Cos. Inc.	197,181	4,446
	Ensign Group Inc.	113,634	4,440

*	Brookdale Senior Living Inc.	435,654	4,322
*	Magellan Health Inc.	57,094	4,196
	US Physical Therapy Inc.	29,383	3,680
*	Tivity Health Inc.	92,801	3,192
*	Diplomat Pharmacy Inc.	119,080	2,460
	Owens & Minor Inc.	143,558	2,438
*	R1 RCM Inc.	203,512	2,029
*	Providence Service Corp.	27,435	1,842
	National HealthCare Corp.	20,993	1,618
*	CorVel Corp.	23,937	1,423
*	Addus HomeCare Corp.	19,005	1,233
*	Triple-S Management Corp.
	Class B	52,851	1,151
*	Cross Country Healthcare
	Inc.	85,133	852
*	Community Health Systems
	Inc.	197,431	766
*	American Renal Associates
	Holdings Inc.	29,633	651
*	Civitas Solutions Inc.	38,792	621
*	Surgery Partners Inc.	33,590	583
*	Capital Senior Living Corp.	57,132	507
*	AAC Holdings Inc.	30,965	274
*,^ Genesis Healthcare Inc.		150,498	266
	Aceto Corp.	71,746	238
*	Quorum Health Corp.	32
		------
			2,072,193
Health Care Technology (1.5%)
*	Cerner Corp.	691,968	45,054
*	Veeva Systems Inc.
	Class A	278,914	29,108
*	athenahealth Inc.	93,651	14,413
*	Medidata Solutions Inc.	137,280	11,666
*,^ Teladoc Health Inc.		130,035	10,084
*	Omnicell Inc.	90,148	6,198
*	HMS Holdings Corp.	192,930	6,184
*	Allscripts Healthcare
	Solutions Inc.	412,612	6,028
*,^ Evolent Health Inc. Class A		134,039	3,418
*	Tabula Rasa HealthCare Inc.	36,812	3,227
*	Quality Systems Inc.	111,327	2,548
*	Vocera Communications
	Inc.	65,631	2,176
	HealthStream Inc.	60,522	1,920
*	Inovalon Holdings Inc.
	Class A	157,952	1,738
	Computer Programs &
	Systems Inc.	28,617	781
*	Castlight Health Inc.
	Class B	163,435	490
			145,033
Life Sciences Tools & Services (6.4%)
	Thermo Fisher Scientific
	Inc.	932,202	222,889
*	Illumina Inc.	340,568	120,844
	Agilent Technologies Inc.	741,353	50,071
*	IQVIA Holdings Inc.	371,914	47,266
*	Waters Corp.	181,531	34,396
*	Mettler-Toledo International
	Inc.	58,835	34,387
	PerkinElmer Inc.	256,354	23,695
	Bio-Techne Corp.	87,067	16,732
*	Bio-Rad Laboratories Inc.
	Class A	48,645	15,824
*	PRA Health Sciences Inc.	133,652	14,114
*	Charles River Laboratories
	International Inc.	111,033	13,714
	Bruker Corp.	235,263	8,371

Health Care Index Fund

			Market
			Value[o]
		Shares	($000)
*	Syneos Health Inc.	142,851	7,121
*	Cambrex Corp.	76,482	5,155
*	Medpace Holdings Inc.	61,768	3,693
	Luminex Corp.	98,113	2,768
*	NeoGenomics Inc.	169,688	2,350
*,^	Accelerate Diagnostics Inc.	75,170	1,849
*,^	Pacific Biosciences of
	California Inc.	255,701	1,276
^	Quanterix Corp.	14,006	234
			626,749
Other (0.0%)[2]
*,3 Dyax Corp. CVR
	Exp. 12/31/2019	299,743	1,199
*,3 Clinical Data CVR		8,685	------
			1,199
Pharmaceuticals (28.4%)
	Johnson & Johnson	6,214,805	837,072
	Pfizer Inc.	13,553,439	562,739
	Merck & Co. Inc.	6,233,641	427,565
	Eli Lilly & Co.	2,263,493	239,138
	Bristol-Myers Squibb Co.	3,787,401	229,327
	Allergan plc	785,674	150,622
	Zoetis Inc.	1,121,135	101,575
*	Mylan NV	1,194,415	46,737
*	Nektar Therapeutics
	Class A	397,207	26,410
*	Jazz Pharmaceuticals plc	139,020	23,761
	Perrigo Co. plc	304,782	23,319
*	Catalent Inc.	309,376	12,932
*	Horizon Pharma plc	381,545	8,066
*	Endo International plc	466,171	7,995
*	Medicines Co.	170,629	6,759
*	Mallinckrodt plc	192,501	6,634
*	Amneal Pharmaceuticals
	Inc.	242,092	5,592
*	Supernus Pharmaceuticals
	Inc.	120,060	5,319
*	Aerie Pharmaceuticals Inc.	82,409	5,056
*	Prestige Consumer
	Healthcare Inc.	122,805	4,728
*	Zogenix Inc.	96,794	4,675
*	MyoKardia Inc.	73,408	4,526
*	Pacira Pharmaceuticals Inc.	94,794	4,470
*,^	Reata Pharmaceuticals Inc.
	Class A	42,910	3,706
*	Corcept Therapeutics Inc.	239,687	3,600
*	Akorn Inc.	217,600	3,414
*,^	Theravance Biopharma Inc.	101,143	2,930
*	TherapeuticsMD Inc.	429,895	2,786
*,^ Omeros Corp.		106,387	2,753
*	Innoviva Inc.	163,565	2,375
*	Intra-Cellular Therapies Inc.	102,278	2,244
	Phibro Animal Health Corp.
	Class A	46,054	2,174
*	Intersect ENT Inc.	66,412	1,946
*	Assembly Biosciences Inc.	48,198	1,928
*	Revance Therapeutics Inc.	68,992	1,890
*	Cymabay Therapeutics Inc.	127,695	1,740
*	Amphastar Pharmaceuticals
	Inc.	81,986	1,556
*	WaVe Life Sciences Ltd.	27,003	1,439
*	ANI Pharmaceuticals Inc.	20,928	1,218
*,^	Akcea Therapeutics Inc.	40,132	1,060
*	Collegium Pharmaceutical
	Inc.	52,400	896
*,^	Aclaris Therapeutics Inc.	56,010	892
*	Assertio Therapeutics Inc.	139,257	888
*,^ Dova Pharmaceuticals Inc.		29,687	755

		Market
		Value[o]
	Shares	($000)
* Dermira Inc.	72,738	692
* Corium International Inc.	62,076	606
* Sienna Biopharmaceuticals
Inc.	35,710	595
* Aratana Therapeutics Inc.	92,936	493
Melinta Therapeutics Inc.	98,796	462
* Teligent Inc.	111,322	450
* Clearside Biomedical Inc.	57,237	390
Optinose Inc.	26,079	388
*,^ Lannett Co. Inc.	69,505	372
* Kala Pharmaceuticals Inc.	22,518	304
Odonate Therapeutics Inc.	13,282	255
* Otonomy Inc.	55,365	166
* Ocular Therapeutix Inc.	32	------
		2,792,380
Total Common Stocks
(Cost $7,435,120)		9,838,965
Temporary Cash Investment (0.4%)[1]
Money Market Fund (0.4%)
[4,5] Vanguard Market Liquidity
Fund, 2.153%
(Cost $36,868)	368,696	36,877
Total Investments (100.3%)
(Cost $7,471,988)		9,875,842

		Amount
		($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Investment in Vanguard		464
Receivables for Investment Securities Sold		33,760
Receivables for Accrued Income		15,061
Receivables for Capital Shares Issued		925
Variation Margin Receivable------
Futures Contracts		------
Other Assets[6]		315
Total Other Assets		50,525

Liabilities
Payables for Investment Securities
Purchased		(35,611)
Collateral for Securities on Loan		(36,945)
Payables for Capital Shares Redeemed		(4,536)
Payables to Vanguard		(2,104)
Other Liabilities		(5,027)
Total Liabilities		(84,223)

Net Assets (100%)		9,842,144

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	7,513,734
Undistributed Net Investment Income	23,557
Accumulated Net Realized Losses	(99,010)
Unrealized Appreciation (Depreciation)
Investment Securities	2,403,854
Futures Contracts	9
Net Assets	9,842,144

ETF Shares-----Net Assets
Applicable to 48,537,141 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,594,267
Net Asset Value Per
Share----- ETF Shares	$177.07

Admiral Shares-----Net Assets
Applicable to 14,088,915 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,247,877
Net Asset Value Per
Share----- Admiral Shares	$88.57

o See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $35,665,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 0.3%, respectively, of net assets.
2 ‘‘Other’’ represents securities that are not classified by the fund’s benchmark index.
3 Security value determined using significant unobservable
inputs.
4 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
5 Includes $36,945,000 of collateral received for securities on loan, of which $36,862,000 is held in Vanguard Market
Liquidity Fund and $83,000 is held in cash.
6 Cash of $232,000 has been segregated as initial margin for open futures contracts.
CVR-----Contingent Value Rights.

Health Care Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2018	40	5,804	9

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Dividends	122,935
Interest[1]	27
Securities Lending------Net	1,274
Total Income	124,236
Expenses
The Vanguard Group------Note B
Investment Advisory Services	1,252
Management and Administrative------
ETF Shares	5,304
Management and Administrative------
Admiral Shares	766
Marketing and Distribution------
ETF Shares	296
Marketing and Distribution------
Admiral Shares	78
Custodian Fees	151
Auditing Fees	34
Shareholders’ Reports and Proxy------
ETF Shares	468
Shareholders’ Reports and Proxy-----
Admiral Shares	15
Trustees’ Fees and Expenses	6
Total Expenses	8,370
Net Investment Income	115,866
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	303,178
Futures Contracts	67
Realized Net Gain (Loss)	303,245
Change in Unrealized Appreciation
(Depreciation)
Investment Securities[1]	1,070,988
Futures Contracts	(46)
Change in Unrealized Appreciation
(Depreciation)	1,070,942
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,490,053

1 Interest income, realized net gain (loss), and change in
unrealized appreciation (depreciation) from affiliated
companies of the fund were $27,000, $3,000, and $6,000,
respectively.
2 Includes $297,915,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	115,866	98,941
Realized Net Gain (Loss)	303,245	170,277
Change in Unrealized Appreciation (Depreciation)	1,070,942	719,449
Net Increase (Decrease) in Net Assets Resulting from Operations	1,490,053	988,667
Distributions
Net Investment Income
ETF Shares	(97,160)	(85,891)
Admiral Shares	(13,600)	(11,451)
Realized Capital Gain
ETF Shares	------	------
Admiral Shares	------	------
Total Distributions	(110,760)	(97,342)
Capital Share Transactions
ETF Shares	387,467	504,061
Admiral Shares	149,874	22,327
Net Increase (Decrease) from Capital Share Transactions	537,341	526,388
Total Increase (Decrease)	1,916,634	1,417,713
Net Assets
Beginning of Period	7,925,510	6,507,797
End of Period[1]	9,842,144	7,925,510
1 Net Assets-----End of Period includes undistributed (overdistributed) net investment income of $23,557,000 and $18,438,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$151.13	$133.25	$132.34	$117.17	$89.94
Investment Operations
Net Investment Income	2.194[1]	1.994[1]	1.795	1.350	1.333
Net Realized and Unrealized Gain (Loss)
on Investments	25.846	17.846	1.559	15.105	27.033
Total from Investment Operations	28.040	19.840	3.354	16.455	28.366
Distributions
Dividends from Net Investment Income	(2.100)	(1.960)	(2.444)	(1.285)	(1.136)
Distributions from Realized Capital Gains	------	------	------	------	------
Total Distributions	(2.100)	(1.960)	(2.444)	(1.285)	(1.136)
Net Asset Value, End of Period	$177.07	$151.13	$133.25	$132.34	$117.17

Total Return	18.75%	15.06%	2.61%	14.08%	31.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,594	$7,002	$5,708	$5,826	$3,319
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.09%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.38%	1.46%	1.40%	1.25%	1.40%
Portfolio Turnover Rate[2]	6%	4%	7%	4%	5%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$75.60	$66.65	$66.20	$58.61	$44.99
Investment Operations
Net Investment Income	1.101[1]	.996[1]	.898	.676	.666
Net Realized and Unrealized Gain (Loss)
on Investments	12.920	8.934	.774	7.557	13.523
Total from Investment Operations	14.021	9.930	1.672	8.233	14.189
Distributions
Dividends from Net Investment Income	(1.051)	(.980)	(1.222)	(.643)	(.569)
Distributions from Realized Capital Gains	------	------	------	------	------
Total Distributions	(1.051)	(.980)	(1.222)	(.643)	(.569)
Net Asset Value, End of Period	$88.57	$75.60	$66.65	$66.20	$58.61

Total Return[2]	18.74%	15.07%	2.61%	14.11%	31.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,248	$924	$800	$824	$413
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.38%	1.46%	1.40%	1.24%	1.40%
Portfolio Turnover Rate[3]	6%	4%	7%	4%	5%
1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015--2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the

Health Care Index Fund

net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (‘‘Vanguard’’) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the ‘‘FSA’’) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $464,000, representing 0.00% of the fund’s net assets and 0.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1------Quoted prices in active markets for identical securities.

Level 2------Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3------Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Health Care Index Fund

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	9,837,766	------	1,199
Temporary Cash Investments	36,877	------	------
Futures Contracts------Assets[1]	------	------	------
Total	9,874,643	------	1,199
1 Represents variation margin on the last day of the reporting period.

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified to the following accounts:

Amount
($000)
Paid-in capital	297,902
Undistributed (Overdistributed) net investment income	13
Accumulated net realized gains (losses)	(297,915)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts, and unrealized gains on passive foreign investment companies.

As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	25,380
Undistributed long-term gains	------
Capital loss carryforwards (non-expiring)*	(99,109)
Net unrealized gains (losses)	2,403,772

* The fund used capital loss carryforwards of $5,283,000 to offset taxable gains realized during the year ended August 31, 2018, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	7,472,070
Gross unrealized appreciation	2,760,635
Gross unrealized depreciation	(356,863)
Net unrealized appreciation (depreciation)	2,403,772

E. During the year ended August 31, 2018, the fund purchased $1,860,324,000 of investment securities and sold $1,314,305,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,113,963,000 and $801,953,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Health Care Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,206,793	7,410	1,016,695	7,344
Issued in Lieu of Cash Distributions	------	------	------	------
Redeemed	(819,326)	(5,200)	(512,634)	(3,850)
Net Increase (Decrease)------ETF Shares	387,467	2,210	504,061	3,494
Admiral Shares
Issued	369,026	4,634	304,504	4,456
Issued in Lieu of Cash Distributions	12,050	154	10,353	152
Redeemed	(231,202)	(2,921)	(292,530)	(4,393)
Net Increase (Decrease)------Admiral Shares	149,874	1,867	22,327	215

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

Industrials Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VIS	VINAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.64%	1.64%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Industrials	US IMI/
	Fund	25/50	2500
Number of Stocks	351	350	2,464
Median Market Cap	$38.9B	$38.9B	$71.2B
Price/Earnings Ratio	19.6x	19.6x	21.2x
Price/Book Ratio	4.0x	3.9x	3.2x
Return on Equity	19.7%	19.7%	15.0%
Earnings Growth Rate	9.9%	10.0%	8.3%
Dividend Yield	1.7%	1.7%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	4%	------	0.0%
Short-Term Reserves	------	------	------

Volatility Measures
	MSCI US
	IMI/Industrials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.77
Beta	1.00	1.12

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)
Aerospace & Defense	23.1%
Agricultural & Farm Machinery	1.8
Air Freight & Logistics	6.2
Airlines	4.4
Airport Services	0.1
Building Products	4.0
Commercial Printing	0.4
Construction & Engineering	1.7
Construction Machinery & Heavy Trucks	5.7
Diversified Support Services	1.7
Electrical Components & Equipment	5.5
Environmental & Facilities Services	3.4
Heavy Electrical Equipment	0.1
Human Resource & Employment Services	1.2
Industrial Conglomerates	12.8
Industrial Machinery	10.6
Marine	0.2
Office Services & Supplies	0.5
Railroads	7.9
Research & Consulting Services	3.7
Security & Alarm Services	0.1
Trading Companies & Distributors	3.4
Trucking	1.5

Sector categories are based on the Global Industry Classification Standard (‘‘GICS’’), except for the ‘‘Other’’ category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
Boeing Co.	Aerospace & Defense	6.1%
3M Co.	Industrial Conglomerates	4.0
Honeywell
International Inc.	Industrial Conglomerates	3.8
Union
Pacific Corp.	Railroads	3.8
General
Electric Co.	Industrial Conglomerates	3.6
United
Technologies
Corp.	Aerospace & Defense	3.2
United Parcel
Service Inc.
Class B	Air Freight & Logistics	2.7
Caterpillar Inc.	ConstructionMachinery
	& Heavy Trucks	2.7
Lockheed
Martin Corp.	Aerospace & Defense	2.7
FedEx Corp.	Air Freight & Logistics	2.0
Top Ten		34.6%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.10%

for ETF Shares and 0.10% for Admiral Shares.

78

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2008--August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2018		of a $10,000
	One Year	Five Years	Ten Years	Investment
Industrials Index Fund ETF Shares
Net Asset Value	15.41%	13.71%	10.18%	$26,369
Industrials Index Fund ETF Shares
Market Price	15.42	13.72	10.18	26,366
Spliced US IMI/Industrials 25/50	15.55	13.81	10.31	26,674
Industrials Funds Average	14.12	11.71	8.73	23,094
MSCI US IMI/2500	20.28	14.32	11.01	28,409

For a benchmark description, see the Glossary.
Industrials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Industrials Index Fund Admiral Shares	15.41%	13.72%	10.18%	$263,686
Spliced US IMI/Industrials 25/50	15.55	13.81	10.31	266,741
MSCI US IMI/2500	20.28	14.32	11.01	284,088

See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Cumulative Returns: ETF Shares, August 31, 2008--August 31, 2018

	One Year	Five Years	Ten Years
Industrials Index Fund ETF Shares Market Price	15.42%	90.16%	163.66%
Industrials Index Fund ETF Shares Net Asset Value	15.41	90.13	163.69
Spliced US IMI/Industrials 25/50	15.55	90.97	166.74

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents total returns through the latest calendar quarter------rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	9/23/2004
Market Price		7.52%	12.75%	9.75%
Net Asset Value		7.56	12.77	9.74
Admiral Shares	5/8/2006	7.55	12.78	9.74

See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms
N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s
Public Reference Room (see the back cover of this report for further information).

			Market
			Value
			o
		Shares	($000)
Common Stocks (99.9%)
Aerospace & Defense (23.1%)
	Boeing Co.	744,366	255,161
	United Technologies Corp.	1,022,237	134,629
	Lockheed Martin Corp.	345,629	110,743
	Raytheon Co.	386,351	77,054
	Northrop Grumman Corp.	222,812	66,507
	General Dynamics Corp.	339,572	65,673
	Rockwell Collins Inc.	220,893	30,030
	Harris Corp.	159,702	25,953
	Textron Inc.	344,392	23,773
	L3 Technologies Inc.	105,562	22,561
*	TransDigm Group Inc.	63,472	22,215
	Huntington Ingalls
	Industries Inc.	59,859	14,634
	Spirit AeroSystems
	Holdings Inc. Class A	153,003	13,082
	Arconic Inc.	584,463	13,080
*	Teledyne Technologies Inc.	48,113	11,415
	BWX Technologies Inc.	134,120	8,224
	Hexcel Corp.	120,109	7,942
	Curtiss-Wright Corp.	56,511	7,570
	HEICO Corp. Class A	101,448	7,558
*	Axon Enterprise Inc.	77,333	5,279
	HEICO Corp.	56,759	5,147
*	KLX Inc.	68,266	5,041
*	Mercury Systems Inc.	65,126	3,550
	Moog Inc. Class A	43,716	3,450
*	Aerojet Rocketdyne
	Holdings Inc.	91,009	3,195
*	Esterline Technologies
	Corp.	35,530	3,054
	Cubic Corp.	34,937	2,645
*	Aerovironment Inc.	29,140	2,563
	AAR Corp.	44,155	2,061
*	Kratos Defense & Security
	Solutions Inc.	117,989	1,576
	Triumph Group Inc.	66,514	1,383
*	Astronics Corp.	24,445	1,064
*	Engility Holdings Inc.	27,259	946
*	Wesco Aircraft Holdings
	Inc.	73,490	893
	National Presto Industries
	Inc.	6,582	873
*	KeyW Holding Corp.	62,791	534
*	Astronics Corp. Class B	3,951	172
			961,230
Air Freight & Logistics (6.2%)
	United Parcel Service Inc.
	lass B	927,439	113,964
	FedEx Corp.	341,423	83,290
	CH Robinson Worldwide
	Inc.	187,190	17,985
*	XPO Logistics Inc.	162,276	17,282
	Expeditors International of
	Washington Inc.	234,984	17,220

	Forward Air Corp.	39,336	2,528
*	Hub Group Inc. Class A	45,438	2,401
*	Atlas Air Worldwide
	Holdings Inc.	34,589	2,106
*	Air Transport Services
	Group Inc.	78,508	1,598
*	Echo Global Logistics Inc.	36,661	1,217
			259,591
Airlines (4.4%)
	Delta Air Lines Inc.	896,299	52,415
	Southwest Airlines Co.	740,826	45,413
*	United Continental Holdings
	Inc.	335,619	29,340
	American Airlines Group
	Inc.	566,684	22,939
	Alaska Air Group Inc.	165,785	11,189
*	JetBlue Airways Corp.	425,685	8,122
	SkyWest Inc.	70,028	4,573
*	Spirit Airlines Inc.	91,658	4,355
	Hawaiian Holdings Inc.	68,215	2,831
	Allegiant Travel Co. Class A	17,415	2,373
			183,550
Building Products (4.0%)
	Johnson Controls
	International plc	1,245,730	47,051
	Masco Corp.	417,650	15,858
	AO Smith Corp.	195,253	11,340
	Allegion plc	127,695	11,138
	Lennox International Inc.	49,944	11,128
	Fortune Brands Home &
	Security Inc.	196,319	10,401
	Owens Corning	148,903	8,431
*	Trex Co. Inc.	79,031	6,694
*	USG Corp.	122,347	5,273
	Simpson Manufacturing
	Co. Inc.	56,122	4,309
*	Armstrong World Industries
	Inc.	59,319	4,140
	Universal Forest Products
	Inc.	82,873	3,104
*	Masonite International Corp.	37,388	2,503
*	JELD-WEN Holding Inc.	100,238	2,438
*	Builders FirstSource Inc.	154,252	2,409
	AAON Inc.	56,670	2,290
*	Patrick Industries Inc.	31,852	2,039
*	Gibraltar Industries Inc.	43,104	1,957
*	Continental Building
	Products Inc.	49,703	1,854
	Apogee Enterprises Inc.	37,635	1,852
	Advanced Drainage
	Systems Inc.	53,878	1,689
*	American Woodmark Corp.	19,809	1,683
*	PGT Innovations Inc.	66,604	1,619
*	CSW Industrials Inc.	21,514	1,205
*	NCI Building Systems Inc.	59,135	999
	Insteel Industries Inc.	24,059	923

	Griffon Corp.	41,932	765
	Quanex Building Products
	Corp.	41,655	683
*	Armstrong Flooring Inc.	27,537	482
			166,257
Commercial Services & Supplies (6.2%)
	Waste Management Inc.	581,520	52,860
	Waste Connections Inc.	354,356	28,132
	Cintas Corp.	122,009	26,033
	Republic Services Inc.
	Class A	308,722	22,648
*	Copart Inc.	281,177	18,083
	KAR Auction Services Inc.	181,547	11,381
	Rollins Inc.	132,091	7,936
*	Stericycle Inc.	115,425	7,121
	Tetra Tech Inc.	74,807	5,222
	Brink’s Co.	68,465	5,142
	MSA Safety Inc.	48,977	4,951
*	Clean Harbors Inc.	71,677	4,916
*	Cimpress NV	30,921	4,329
	Healthcare Services Group
	Inc.	99,251	4,090
	Deluxe Corp.	64,256	3,805
	UniFirst Corp.	19,760	3,660
	Herman Miller Inc.	79,689	3,052
	ABM Industries Inc.	88,025	2,792
	Covanta Holding Corp.	157,183	2,774
	Brady Corp. Class A	64,353	2,603
	Mobile Mini Inc.	60,032	2,575
	HNI Corp.	58,395	2,575
	Matthews International
	Corp. Class A	43,459	2,256
*	Advanced Disposal Services
	Inc.	82,912	2,212
	US Ecology Inc.	29,691	2,160
	Interface Inc. Class A	80,645	1,899
	McGrath RentCorp	32,724	1,898
	Pitney Bowes Inc.	253,933	1,844
	ACCO Brands Corp.	142,629	1,769
	Steelcase Inc. Class A	117,372	1,714
	Viad Corp.	27,632	1,702
	Knoll Inc.	66,035	1,554
*	Casella Waste Systems Inc.
	Class A	53,321	1,513
	Multi-Color Corp.	19,125	1,181
*	SP Plus Corp.	30,136	1,172
	Quad/Graphics Inc.	45,814	1,043
*,^ Team Inc.		37,756	880
	Kimball International Inc.
	Class B	49,829	871
	Ennis Inc.	34,233	746
	Essendant Inc.	50,365	727
*	Civeo Corp.	150,651	594
	LSC Communications Inc.	46,984	575
	RR Donnelley & Sons Co.	93,851	475
	VSE Corp.	11,675	450

Industrials Index Fund

			Market
			Value
			o
		Shares	($000)
	PICO Holdings Inc.	30,835	368
	CECO Environmental Corp.	39,580	334
			256,617
Construction & Engineering (1.7%)
	Jacobs Engineering Group
	Inc.	171,610	12,474
	Fluor Corp.	189,073	10,855
*	AECOM	215,574	7,252
*	Quanta Services Inc.	201,827	6,981
	EMCOR Group Inc.	78,691	6,303
	Valmont Industries Inc.	30,473	4,279
	KBR Inc.	189,150	3,968
*	MasTec Inc.	86,577	3,792
*	Dycom Industries Inc.	41,953	3,520
	Comfort Systems USA Inc.	49,655	2,850
	Granite Construction Inc.	61,393	2,805
	Primoris Services Corp.	56,231	1,409
*	NV5 Global Inc.	13,275	1,174
*	Tutor Perini Corp.	53,457	1,088
*	Aegion Corp. Class A	43,429	1,084
*,^ Willscot Corp. Class A		45,539	795
*	MYR Group Inc.	21,941	763
	Argan Inc.	18,569	739
*	IES Holdings Inc.	11,277	216
			72,347
Electrical Equipment (5.5%)
	Emerson Electric Co.	847,436	65,024
	Eaton Corp. plc	588,138	48,898
	Rockwell Automation Inc.	168,900	30,564
	AMETEK Inc.	311,468	23,971
*	Sensata Technologies
	Holding plc	230,764	12,219
	Hubbell Inc. Class B	73,797	9,325
	Acuity Brands Inc.	55,143	8,428
	nVent Electric plc	228,101	6,407
	Regal Beloit Corp.	59,113	4,948
	EnerSys	56,911	4,723
*	Generac Holdings Inc.	83,162	4,615
	AZZ Inc.	35,183	1,891
*	Atkore International Group
	Inc.	62,033	1,699
*	Vicor Corp.	24,523	1,532
*,^ Sunrun Inc.		110,139	1,445
	Encore Wire Corp.	27,848	1,399
*	Thermon Group Holdings
	Inc.	43,446	1,164
*	TPI Composites Inc.	20,386	571
*,^ Plug Power Inc.		286,400	564
	Powell Industries Inc.	12,276	481
*,^ Energous Corp.		27,403	351
*,^ Vivint Solar Inc.		38,526	202
*	Babcock & Wilcox
	Enterprises Inc.	121,651	170
			230,591
Industrial Conglomerates (12.8%)
	3M Co.	798,474	168,414
	Honeywell International
	Inc.	1,004,550	159,784
	General Electric Co.	11,681,311	151,156
	Roper Technologies Inc.	138,742	41,396
	Carlisle Cos. Inc.	81,979	10,396
	Raven Industries Inc.	47,874	2,317
			533,463
Machinery (18.1%)
	Caterpillar Inc.	804,130	111,653
	Deere & Co.	414,326	59,580
	Illinois Tool Works Inc.	410,038	56,946

	Fortive Corp.	421,897	35,431
	Ingersoll-Rand plc	333,490	33,779
	PACCAR Inc.	473,155	32,373
	Parker-Hannifin Corp.	178,811	31,399
	Cummins Inc.	210,521	29,852
	Stanley Black & Decker Inc.	207,524	29,163
	Xylem Inc.	241,971	18,368
	Dover Corp.	208,026	17,863
	IDEX Corp.	103,184	15,809
	Snap-on Inc.	76,000	13,435
	Wabtec Corp.	116,557	12,625
	Graco Inc.	225,464	10,599
	Pentair plc	227,920	9,910
	Nordson Corp.	70,321	9,776
	Flowserve Corp.	175,962	9,171
*	Middleby Corp.	74,881	9,101
*	WABCO Holdings Inc.	72,161	8,882
	Donaldson Co. Inc.	174,694	8,840
	Toro Co.	142,611	8,669
	Allison Transmission
	Holdings Inc.	166,352	8,261
	Lincoln Electric Holdings
	Inc.	83,895	7,900
	Oshkosh Corp.	99,250	6,973
	ITT Inc.	117,350	6,937
	Trinity Industries Inc.	180,707	6,477
	Woodward Inc.	74,606	6,010
	Crane Co.	64,075	5,849
*	Proto Labs Inc.	34,385	5,345
	AGCO Corp.	85,637	5,109
	John Bean Technologies
	Corp.	42,777	5,061
*	RBC Bearings Inc.	32,833	4,919
	Barnes Group Inc.	67,490	4,593
	Timken Co.	94,325	4,589
	Kennametal Inc.	109,782	4,483
*	Colfax Corp.	124,631	4,352
	Hillenbrand Inc.	84,121	4,303
*	Gardner Denver Holdings
	Inc.	145,847	4,078
*	Rexnord Corp.	139,866	4,060
	Terex Corp.	102,220	3,961
*	Welbilt Inc.	178,302	3,946
	Watts Water Technologies
	Inc. Class A	37,441	3,087
*	Harsco Corp.	108,584	3,067
	Albany International Corp.	39,121	3,018
*	Chart Industries Inc.	37,588	2,840
*	SPX FLOW Inc.	57,287	2,746
*	Navistar International Corp.	60,214	2,624
	Franklin Electric Co. Inc.	53,306	2,607
	Greenbrier Cos. Inc.	43,254	2,509
*	Meritor Inc.	113,013	2,448
	Mueller Water Products Inc.
	Class A	211,420	2,446
	Actuant Corp. Class A	81,738	2,407
	ESCO Technologies Inc.	34,936	2,363
	Mueller Industries Inc.	73,043	2,335
	EnPro Industries Inc.	28,270	2,122
	Federal Signal Corp.	81,510	2,122
*	Milacron Holdings Corp.	95,325	2,021
*	SPX Corp.	58,212	1,979
	Sun Hydraulics Corp.	38,438	1,935
*	Evoqua Water Technologies
	Corp.	99,481	1,928
*	TriMas Corp.	61,953	1,902
	Standex International Corp.	17,412	1,879
	Tennant Co.	23,146	1,772

^	Altra Industrial Motion Corp.	39,255	1,533
	Kadant Inc.	14,993	1,515
	Wabash National Corp.	78,267	1,428
	Douglas Dynamics Inc.	30,793	1,410
	Lindsay Corp.	14,321	1,372
	Astec Industries Inc.	27,578	1,342
	Alamo Group Inc.	13,242	1,262
	Columbus McKinnon Corp.	27,626	1,175
	Briggs & Stratton Corp.	57,394	1,157
	Global Brass & Copper
	Holdings Inc.	29,512	1,138
	Manitowoc Co. Inc.	45,969	1,066
	CIRCOR International Inc.	22,497	1,020
*	Lydall Inc.	23,107	989
	Gorman-Rupp Co.	24,410	895
	NN Inc.	36,594	732
	Hyster-Yale Materials
	Handling Inc.	10,957	676
	REV Group Inc.	38,909	662
	Titan International Inc.	68,333	511
*,^ Energy Recovery Inc.		49,956	484
	American Railcar Industries
	Inc.	10,116	463
	Park-Ohio Holdings Corp.	10,923	453
*	Blue Bird Corp.	18,184	417
			754,287
Marine (0.2%)
*	Kirby Corp.	76,495	6,678
	Matson Inc.	56,821	2,123
*	Genco Shipping & Trading
	Ltd.	19,035	261
			9,062
Professional Services (4.9%)
*	IHS Markit Ltd.	526,176	28,940
*	Verisk Analytics Inc.
	Class A	211,108	25,141
	Equifax Inc.	161,760	21,671
*	CoStar Group Inc.	48,940	21,639
	TransUnion	247,446	18,633
	Robert Half International
	Inc.	166,102	12,986
	Nielsen Holdings plc	479,586	12,469
	ManpowerGroup Inc.	88,457	8,291
	Dun & Bradstreet Corp.	49,873	7,128
*	ASGN Inc.	70,343	6,513
	Insperity Inc.	50,860	6,096
	Korn/Ferry International	72,072	4,838
*	FTI Consulting Inc.	50,910	3,880
	Exponent Inc.	70,275	3,679
*	TriNet Group Inc.	61,331	3,623
*	WageWorks Inc.	53,561	2,865
	ICF International Inc.	25,294	2,065
*	CBIZ Inc.	69,592	1,663
*	TrueBlue Inc.	55,820	1,636
*	Huron Consulting Group Inc.	30,512	1,510
*	Navigant Consulting Inc.	61,670	1,473
	Kforce Inc.	31,279	1,315
	Heidrick & Struggles
	International Inc.	25,291	1,118
	Kelly Services Inc. Class A	43,539	1,098
	Barrett Business Services
	Inc.	9,721	729
	Resources Connection Inc.	39,613	656
	Forrester Research Inc.	13,100	644
*	Mistras Group Inc.	23,045	526
*	InnerWorkings Inc.	66,087	517
*	GP Strategies Corp.	17,154	327
			203,669

Industrials Index Fund

			Market
			Value
			o
		Shares	($000)
Road & Rail (9.4%)
	Union Pacific Corp.	1,043,164	157,121
	CSX Corp.	1,118,495	82,948
	Norfolk Southern Corp.	380,044	66,067
	Kansas City Southern	138,088	16,013
	JB Hunt Transport Services
	Inc.	118,162	14,268
	Old Dominion Freight Line
	Inc.	82,848	12,626
*	Genesee & Wyoming Inc.
	Class A	80,958	7,115
	Landstar System Inc.	56,432	6,535
	Knight-Swift Transportation
	Holdings Inc.	179,951	6,142
	Ryder System Inc.	71,219	5,473
	AMERCO	11,876	4,452
*	Avis Budget Group Inc.	92,920	2,891
*	Saia Inc.	34,765	2,755
	Werner Enterprises Inc.	62,734	2,324
	ArcBest Corp.	34,951	1,681
	Heartland Express Inc.	60,409	1,235
	Marten Transport Ltd.	54,641	1,205
*	Hertz Global Holdings Inc.	67,370	1,186
*	Daseke Inc.	52,667	474
*	YRC Worldwide Inc.	44,972	430
*	Roadrunner Transportation
	Systems Inc.	41,311	54
			392,995
Trading Companies & Distributors (3.3%)
	WW Grainger Inc.	64,035	22,673
	Fastenal Co.	386,821	22,575
*	United Rentals Inc.	112,410	17,521
*	HD Supply Holdings Inc.	237,093	10,809
	Watsco Inc.	43,081	7,539
	Air Lease Corp. Class A	133,306	6,160
	MSC Industrial Direct
	Co. Inc. Class A	61,644	5,269
*	SiteOne Landscape Supply
	Inc.	51,353	4,641
*	Univar Inc.	152,816	4,251
	GATX Corp.	48,000	4,054
	Applied Industrial
	Technologies Inc.	51,944	4,002
*	WESCO International Inc.	63,279	3,869
*	Beacon Roofing Supply Inc.	91,644	3,398
	Triton International Ltd.	71,032	2,684
*	MRC Global Inc.	121,472	2,504
*	NOW Inc.	144,418	2,483
	Kaman Corp.	32,192	2,099
*	BMC Stock Holdings Inc.	86,543	1,947
	Rush Enterprises Inc.
	Class A	40,952	1,759
	Aircastle Ltd.	78,945	1,652
*	Herc Holdings Inc.	28,525	1,500
	H&E Equipment Services
	Inc.	42,912	1,494
*	GMS Inc.	44,971	1,118
*	DXP Enterprises Inc.	22,121	1,015
*	Veritiv Corp.	16,282	777
	Systemax Inc.	17,410	635

		Market
		Value
		o
	Shares	($000)
* Nexeo Solutions Inc.	41,641	417
* Foundation Building
Materials Inc.	26,017	359
Rush Enterprises Inc.
Class B	5,602	248
^ EnviroStar Inc.	4,309	204
		139,656
Transportation Infrastructure (0.1%)
Macquarie Infrastructure
Corp.	108,758	5,116
Total Common Stocks
(Cost $3,420,650)		4,168,431
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market Liquidity
Fund, 2.153%	27,228	2,723

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[3] United States Treasury Bill,
1.962%, 10/11/18	230	230
Total Temporary Cash Investments
(Cost $2,953)		2,953
Total Investments (100.0%)
(Cost $3,423,603)		4,171,384

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard		213
Receivables for Investment Securities Sold		7,992
Receivables for Accrued Income		9,830
Receivables for Capital Shares Issued		224
Other Assets[3]		226
Total Other Assets		18,485
Liabilities
Payables for Investment Securities
Purchased		(14,844)
Collateral for Securities on Loan		(2,723)
Payables for Capital Shares Redeemed		(397)
Payables to Vanguard		(828)
Variation Margin Payable------Futures Contracts		(2)
Other Liabilities		(763)
Total Liabilities		(19,557)
Net Assets (100%)		4,170,312

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,457,501
Undistributed Net Investment Income	13,179
Accumulated Net Realized Losses	(48,149)
Unrealized Appreciation (Depreciation)	747,781
Net Assets	4,170,312

ETF Shares-----Net Assets
Applicable to 27,080,405 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,957,104
Net Asset Value Per Share-----
ETF Shares	$146.12

Admiral Shares-----Net Assets
Applicable to 2,840,129 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	213,208
Net Asset Value Per
Share----- Admiral Shares	$75.07

o See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $2,611,000.
1 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
2 Includes $2,723,000 of collateral received for securities
on loan.
3 Securities with a value of $100,000 and cash of $226,000 have been segregated as initial margin for recently closed futures contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Dividends	65,612
Interest[1]	10
Securities Lending------Net	86
Total Income	65,708
Expenses
The Vanguard Group------Note B
Investment Advisory Services	575
Management and Administrative------
ETF Shares	2,520
Management and Administrative------
Admiral Shares	138
Marketing and Distribution------
ETF Shares	188
Marketing and Distribution------
Admiral Shares	17
Custodian Fees	137
Auditing Fees	34
Shareholders’ Reports and Proxy------
ETF Shares	205
Shareholders’ Reports and Proxy-----
Admiral Shares	12
Trustees’ Fees and Expenses	2
Total Expenses	3,828
Net Investment Income	61,880
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	196,957
Futures Contracts	114
Realized Net Gain (Loss)	197,071
Change in Unrealized Appreciation
(Depreciation) of Investment Securities[1]	267,782
Net Increase (Decrease) in Net Assets
Resulting from Operations	526,733

1 Interest income, realized net gain (loss), and the change in unrealized appreciation (depreciation) from an affiliated
company of the fund were $10,000, $1,000, and ($1,000),
respectively. Purchases and sales are for temporary cash
investment purposes.
2 Included $203,155,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	61,880	56,877
Realized Net Gain (Loss)	197,071	92,010
Change in Unrealized Appreciation (Depreciation)	267,782	293,618
Net Increase (Decrease) in Net Assets Resulting from Operations	526,733	442,505
Distributions
Net Investment Income
ETF Shares	(57,742)	(51,022)
Admiral Shares	(3,306)	(2,396)
Realized Capital Gain
ETF Shares	------	------
Admiral Shares	------	------
Total Distributions	(61,048)	(53,418)
Capital Share Transactions
ETF Shares	313,464	492,584
Admiral Shares	13,333	81,187
Net Increase (Decrease) from Capital Share Transactions	326,797	573,771
Total Increase (Decrease)	792,482	962,858
Net Assets
Beginning of Period	3,377,830	2,414,972
End of Period[1]	4,170,312	3,377,830
1 Net Assets-----End of Period includes undistributed (overdistributed) net investment income of $13,179,000 and $12,296,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$128.70	$111.57	$99.23	$103.95	$84.17
Investment Operations
Net Investment Income	2.263[1]	2.383[1]	2.083	1.914	1.508
Net Realized and Unrealized Gain (Loss)
on Investments	17.412	16.998	13.204	(4.961)	19.332
Total from Investment Operations	19.675	19.381	15.287	(3.047)	20.840
Distributions
Dividends from Net Investment Income	(2.255)	(2.251)	(2.947)	(1.673)	(1.060)
Distributions from Realized Capital Gains	------	------	------	------	------
Total Distributions	(2.255)	(2.251)	(2.947)	(1.673)	(1.060)
Net Asset Value, End of Period	$146.12	$128.70	$111.57	$99.23	$103.95

Total Return	15.41%	17.55%	15.78%	-3.03%	24.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,957	$3,202	$2,338	$1,898	$1,883
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.62%	1.95%	2.08%	1.83%	1.69%
Portfolio Turnover Rate[2]	4%	5%	8%	4%	5%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$66.12	$57.32	$50.98	$53.40	$43.24
Investment Operations
Net Investment Income	1.154[1]	1.237[1]	1.069	.982	.780
Net Realized and Unrealized Gain (Loss)
on Investments	8.955	8.721	6.783	(2.541)	9.922
Total from Investment Operations	10.109	9.958	7.852	(1.559)	10.702
Distributions
Dividends from Net Investment Income	(1.159)	(1.158)	(1.512)	(.861)	(.542)
Distributions from Realized Capital Gains	------	------	------	------	------
Total Distributions	(1.159)	(1.158)	(1.512)	(.861)	(.542)
Net Asset Value, End of Period	$75.07	$66.12	$57.32	$50.98	$53.40

Total Return[2]	15.41%	17.55%	15.77%	-2.98%	24.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$213	$176	$77	$66	$71
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.62%	1.95%	2.08%	1.83%	1.69%
Portfolio Turnover Rate[3]	4%	5%	8%	4%	5%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015--2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its

Industrials Index Fund

counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (‘‘Vanguard’’) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the ‘‘FSA’’) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $213,000, representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1------Quoted prices in active markets for identical securities.

Level 2------Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3------Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Industrials Index Fund

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,168,431	------	------
Temporary Cash Investments	2,723	230	------
Futures Contracts------Liabilities[1]	(2)	------	------
Total	4,171,152	230	------
1 Represents variation margin on the last day of the reporting period.

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions, the expiration of capital loss carryforwards, and passive foreign investment companies were reclassified to the following accounts:

Amount
($000)
Paid-in capital	191,600
Undistributed (Overdistributed) net investment income	51
Accumulated net realized gains (losses)	(191,651)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and unrealized gains on passive foreign investment companies. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	13,856
Undistributed long-term gains	------
Capital loss carryforwards*	(48,149)
Net unrealized gains (losses)	747,727

* Includes $5,132,000, which may be used to offset future net capital gains through August 31, 2019, as well as capital losses of $43,017,000, which may be carried forward indefinitely but must be used before any expiring loss carryforwards.

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	3,423,657
Gross unrealized appreciation	970,601
Gross unrealized depreciation	(222,874)
Net unrealized appreciation (depreciation)	747,727

E. During the year ended August 31, 2018, the fund purchased $1,052,746,000 of investment securities and sold $724,778,000 of investment securities, other than temporary cash investments. Purchases and sales include $806,972,000 and $576,022,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Industrials Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	895,688	6,351	957,768	7,878
Issued in Lieu of Cash Distributions	------	------	------	------
Redeemed	(582,224)	(4,150)	(465,184)	(3,950)
Net Increase (Decrease)------ETF Shares	313,464	2,201	492,584	3,928
Admiral Shares
Issued	115,722	1,602	137,665	2,204
Issued in Lieu of Cash Distributions	2,828	40	2,135	34
Redeemed	(105,217)	(1,459)	(58,613)	(930)
Net Increase (Decrease)------Admiral Shares	13,333	183	81,187	1,308

At August 31, 2018, one shareholder was the record or beneficial owner of 49% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

Information Technology Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VGT	VITAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.28%	1.28%

Portfolio Characteristics
		MSCI
		US IMI/
		Information
		Technology	MSCI
		25/50 Tran	US IMI/
	Fund	Index	2500
Number of Stocks	333	332	2,464
Median Market Cap $170.7B		$170.7B	$71.2B
Price/Earnings Ratio	28.1x	28.0x	21.2x
Price/Book Ratio	6.3x	6.3x	3.2x
Return on Equity	22.8%	22.8%	15.0%
Earnings Growth Rate	8.0%	8.0%	8.3%

Dividend Yield	1.2%	1.2%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	------	0.1%
Short-Term Reserves	------	------	------

Volatility Measures
	Information
	Technology	MSCI US
	Spliced Index	IMI/2500
R-Squared	1.00	0.59
Beta	1.00	1.11

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)
Application Software	9.3%
Communications Equipment	5.8
Data Processing & Outsourced Services	15.2
Electronic Components	1.3
Electronic Equipment & Instruments	1.2
Electronic Manufacturing Services	1.1
Internet Software & Services	2.3
IT Consulting & Other Services	6.2
Semiconductor Equipment	2.2
Semiconductors	15.8
Systems Software	18.5
Technology Distributors	0.6
Technology Hardware, Storage & Peripherals	20.5

Sector categories are based on the Global Industry Classification Standard (‘‘GICS’’), except for the ‘‘Other’’ category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology Hardware,
	Storage & Peripherals	18.2%
Microsoft Corp.	Systems Software	13.3
Visa Inc.	Data Processing
	& Outsourced Services	4.0
Intel Corp.	Semiconductors	3.7
Cisco Systems Inc.	Communications
	Equipment	3.6
Mastercard Inc.	Data Processing
	& Outsourced Services	3.2
NVIDIA Corp.	Semiconductors	2.6
Oracle Corp.	Systems Software	2.4
International
Business Machines	IT Consulting
Corp.	& Other Services	2.2
Adobe Systems Inc.	Application Software	2.1
Top Ten		55.3%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.10%

for ETF Shares and 0.10% for Admiral Shares.

90

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2008--August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2018		of a $10,000
	One Year	Five Years	Ten Years	Investment
Information Technology Index Fund
ETF Shares Net Asset Value	35.52%	22.76%	15.50%	$42,243
Information Technology Index Fund
ETF Shares Market Price	35.49	22.74	15.49	42,216
Information Technology Spliced Index	35.66	22.88	15.66	42,834
Science and Technology Funds Average	28.02	19.85	13.97	36,978
MSCI US IMI/2500	20.28	14.32	11.01	28,409

For a benchmark description, see the Glossary.
Science and Technology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Information Technology Index Fund Admiral Shares	35.54%	22.77%	15.50%	$422,553
Information Technology Spliced Index	35.66	22.88	15.66	428,336
MSCI US IMI/2500	20.28	14.32	11.01	284,088

See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Cumulative Returns: ETF Shares, August 31, 2008--August 31, 2018

	One Year	Five Years	Ten Years
Information Technology Index Fund ETF Shares Market Price	35.49%	178.61%	322.16%
Information Technology Index Fund ETF Shares Net Asset Value	35.52	178.76	322.43
Information Technology Spliced Index	35.66	180.19	328.34

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents total returns through the latest calendar quarter------rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		30.16%	21.21%	14.35%
Net Asset Value		30.08	21.20	14.34
Admiral Shares	3/25/2004	30.10	21.21	14.34

See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms
N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s
Public Reference Room (see the back cover of this report for further information).

			Market
			Value[o]
		Shares	($000)
Common Stocks (99.6%)[1]
Communications Equipment (5.8%)
	Cisco Systems Inc.	18,796,981	897,932
*	Palo Alto Networks Inc.	367,243	84,888
	Motorola Solutions Inc.	648,744	83,273
*	Arista Networks Inc.	208,252	62,263
*	F5 Networks Inc.	244,114	46,167
	Juniper Networks Inc.	1,399,367	39,784
*	CommScope Holding
	Co. Inc.	771,432	24,447
*	ARRIS International plc	708,131	18,348
*	Ciena Corp.	574,645	18,147
*	Lumentum Holdings Inc.	248,711	16,887
*,^	ViaSat Inc.	223,141	14,018
	InterDigital Inc.	138,279	11,422
*	Viavi Solutions Inc.	901,628	10,098
*,^	Finisar Corp.	453,248	9,246
*	EchoStar Corp. Class A	192,394	9,235
	Plantronics Inc.	132,185	8,885
*	NETGEAR Inc.	124,748	8,838
*	NetScout Systems Inc.	323,993	8,100
^	Ubiquiti Networks Inc.	89,220	8,004
*	Oclaro Inc.	673,291	6,423
*	Mitel Networks Corp.	500,430	5,505
*	Infinera Corp.	595,262	5,328
*,^	Acacia Communications
	Inc.	95,854	3,908
	Comtech
	Telecommunications
	Corp.	94,304	3,381
*	CalAmp Corp.	141,253	3,319
	ADTRAN Inc.	191,534	3,294
*	Applied Optoelectronics
	Inc.	74,287	3,072
*	Extreme Networks Inc.	458,959	2,878
*	Harmonic Inc.	321,632	1,753
*	Quantenna
	Communications Inc.	84,075	1,536
*	Ribbon Communications
	Inc.	198,964	1,377
*	Calix Inc.	169,334	1,321
			1,423,077
Electronic Equipment, Instruments
& Components (4.2%)
	TE Connectivity Ltd.	1,399,856	128,339
	Amphenol Corp. Class A	1,204,983	113,967
	Corning Inc.	3,320,292	111,263
	CDW Corp.	606,947	53,144
*	Keysight Technologies Inc.	746,246	48,424
*	Trimble Inc.	998,331	42,030
	Cognex Corp.	692,429	37,253
*	Zebra Technologies Corp.	212,989	36,579
	FLIR Systems Inc.	548,834	34,434
*	Flex Ltd.	2,103,023	29,001
*	Arrow Electronics Inc.	349,509	27,097
*	IPG Photonics Corp.	150,815	26,465

			Market
			Value[o]
		Shares	($000)
	National Instruments Corp.	496,772	23,721
	Avnet Inc.	473,041	22,895
	Littelfuse Inc.	100,064	22,370
*	Coherent Inc.	98,957	18,861
	Jabil Inc.	618,177	18,273
	Dolby Laboratories Inc.
	Class A	250,123	17,556
	Vishay Intertechnology Inc.	526,630	12,534
	Belden Inc.	163,355	11,879
*	II-VI Inc.	236,524	11,767
	SYNNEX Corp.	119,754	11,613
*	Tech Data Corp.	144,543	10,515
*	Rogers Corp.	72,788	10,050
*	Novanta Inc.	130,713	10,013
*	Itron Inc.	142,469	9,460
*	Anixter International Inc.	126,133	9,094
*	Sanmina Corp.	275,300	8,479
*	Plexus Corp.	133,924	8,476
*	Insight Enterprises Inc.	143,067	7,889
* Fabrinet		148,214	7,095
*	TTM Technologies Inc.	379,048	7,088
*	Knowles Corp.	357,497	6,481
	Badger Meter Inc.	116,066	6,378
	Methode Electronics Inc.	146,127	5,794
*	ePlus Inc.	55,861	5,790
*	OSI Systems Inc.	68,937	5,369
*	KEMET Corp.	202,697	5,238
*	Fitbit Inc. Class A	807,990	4,864
	Benchmark Electronics Inc.	188,161	4,864
	CTS Corp.	124,162	4,588
*	FARO Technologies Inc.	66,679	4,548
	AVX Corp.	200,401	4,238
*	ScanSource Inc.	102,208	4,155
	MTS Systems Corp.	71,140	3,849
	Mesa Laboratories Inc.	13,526	2,715
*	Kimball Electronics Inc.	106,545	2,110
	PC Connection Inc.	48,350	1,919
	Park Electrochemical Corp.	77,246	1,652
	Daktronics Inc.	147,640	1,197
			1,023,373
Internet Software & Services (2.2%)
*	VeriSign Inc.	442,804	70,233
	MercadoLibre Inc.	167,934	57,502
*	GoDaddy Inc. Class A	643,817	52,445
*	Akamai Technologies Inc.	682,294	51,268
*	Nutanix Inc.	454,863	25,618
*	Twilio Inc. Class A	272,985	22,019
*	2U Inc.	227,131	20,296
	LogMeIn Inc.	209,029	17,966
*	Trade Desk Inc. Class A	123,483	17,520
*	New Relic Inc.	168,051	17,269
	j2 Global Inc.	197,194	16,282
*	Coupa Software Inc.	181,390	13,008
*	Box Inc.	490,615	12,050
*	Envestnet Inc.	181,721	11,485
*	Cornerstone OnDemand
	Inc.	186,705	10,560

			Market
			Value[o]
		Shares	($000)
*	Five9 Inc.	219,721	10,558
*,^	Pandora Media Inc.	1,013,240	9,362
*	Q2 Holdings Inc.	146,279	9,113
*	Cars.com Inc.	270,284	7,273
*	Alarm.com Holdings Inc.	121,972	6,866
*	SPS Commerce Inc.	68,904	6,771
*	LivePerson Inc.	231,796	6,235
*	Cloudera Inc.	410,694	6,165
*,^	GTT Communications Inc.	141,696	6,100
*	Carbonite Inc.	125,697	5,223
*	MINDBODY Inc. Class A	136,926	5,080
*	Apptio Inc. Class A	130,367	5,058
*	Hortonworks Inc.	222,884	4,975
*	Instructure Inc.	119,486	4,893
*	Quotient Technology Inc.	317,137	4,741
*	Web.com Group Inc.	165,344	4,621
*	Yext Inc.	171,419	4,261
	Shutterstock Inc.	75,762	4,170
*,^	TrueCar Inc.	297,744	3,829
*	Appfolio Inc.	44,597	3,809
*	SendGrid Inc.	97,881	3,550
*	XO Group Inc.	97,984	2,945
*	Cision Ltd.	161,425	2,923
*	Benefitfocus Inc.	61,561	2,715
*	Endurance International
	Group Holdings Inc.	251,295	2,425
*,^	Tucows Inc. Class A	35,812	2,097
*	Meet Group Inc.	289,635	1,477
*,^	Gogo Inc.	218,401	981
	Internap Corp.	58,472	785
*	Veritone Inc.	34,654	362
*	Facebook Inc. Class A	1	------
			554,884
IT Services (21.3%)
	Visa Inc. Class A	6,637,733	975,017
	Mastercard Inc. Class A	3,705,074	798,666
	International Business
	Machines Corp.	3,668,892	537,419
	Accenture plc Class A	2,570,070	434,522
*	PayPal Holdings Inc.	4,508,283	416,250
	Automatic Data
	Processing Inc.	1,760,614	258,370
	Cognizant Technology
	Solutions Corp. Class A	2,341,928	183,677
	Fidelity National
	Information Services Inc.	1,323,873	143,203
*	Fiserv Inc.	1,636,379	131,025
*	Worldpay Inc. Class A	1,189,536	115,849
	DXC Technology Co.	1,138,617	103,717
*	Square Inc.	1,158,837	102,719
	Paychex Inc.	1,292,831	94,700
	Global Payments Inc.	636,730	79,324
*	FleetCor Technologies Inc.	357,879	76,493
	Total System Services Inc.	656,793	63,801
	Broadridge Financial
	Solutions Inc.	471,485	63,716
*	Gartner Inc.	365,130	54,682

Information Technology Index Fund

			Market
			Value
			o
		Shares	($000)
*	First Data Corp. Class A	2,107,958	54,217
	Jack Henry & Associates
	Inc.	309,354	49,014
	Alliance Data Systems
	Corp.	199,492	47,595
	Leidos Holdings Inc.	577,137	40,844
	Western Union Co.	1,845,619	34,919
*	WEX Inc.	171,663	32,654
*	Black Knight Inc.	568,493	30,357
	Booz Allen Hamilton
	Holding Corp. Class A	573,397	29,335
*	EPAM Systems Inc.	203,249	29,050
	Sabre Corp.	1,048,320	27,372
*	Euronet Worldwide Inc.	206,005	20,147
*	Teradata Corp.	483,026	20,031
*	CACI International Inc.
	Class A	99,437	19,390
	MAXIMUS Inc.	259,686	17,269
*	Conduent Inc.	713,299	16,534
*	CoreLogic Inc.	324,784	16,512
	Science Applications
	International Corp.	167,936	15,151
*	Acxiom Corp.	308,814	14,110
	Perspecta Inc.	570,446	13,269
	Travelport Worldwide Ltd.	499,696	9,279
	Convergys Corp.	364,830	9,022
*	ExlService Holdings Inc.	136,044	8,718
	ManTech International
	Corp. Class A	107,258	7,113
*	Virtusa Corp.	111,163	6,476
*	Cardtronics plc Class A	183,171	6,427
*	Syntel Inc.	148,305	6,042
	EVERTEC Inc.	244,644	5,884
	CSG Systems International
	Inc.	133,031	4,969
*	Sykes Enterprises Inc.	162,362	4,910
	NIC Inc.	262,057	4,403
*	Perficient Inc.	139,599	4,011
*,^ Unisys Corp.		201,877	3,755
	Cass Information Systems
	Inc.	48,614	3,477
*	Everi Holdings Inc.	291,679	2,529
	Hackett Group Inc.	107,802	2,207
*	Presidio Inc.	145,284	2,197
	TTEC Holdings Inc.	63,546	1,665
*	Net 1 UEPS Technologies
	Inc.	224,512	1,625
*	MoneyGram International
	Inc.	119,172	776
			5,256,405
Semiconductors & Semiconductor
Equipment (17.9%)
	Intel Corp.	18,623,698	901,946
	NVIDIA Corp.	2,304,536	646,837
	Texas Instruments Inc.	3,911,837	439,690
^	QUALCOMM Inc.	5,622,569	386,327
	Broadcom Inc.	1,641,483	359,534
*	Micron Technology Inc.	4,635,182	243,440
	Applied Materials Inc.	4,029,337	173,342
	Analog Devices Inc.	1,482,358	146,531
	Lam Research Corp.	655,801	113,513
*,^ Advanced Micro Devices
	Inc.	3,680,960	92,650
	Microchip Technology Inc.	939,963	80,865
	Xilinx Inc.	1,013,328	78,867
	KLA-Tencor Corp.	623,302	72,434
	Maxim Integrated
	Products Inc.	1,118,006	67,606

			Market
			Value
			o
		Shares	($000)
	Skyworks Solutions Inc.	727,233	66,396
	Marvell Technology Group
	Ltd.	2,460,924	50,892
*	Qorvo Inc.	506,655	40,578
*	ON Semiconductor Corp.	1,709,999	36,491
	Teradyne Inc.	762,830	31,421
	Monolithic Power
	Systems Inc.	160,590	24,068
	Cypress Semiconductor
	Corp.	1,361,050	23,424
*	Integrated Device
	Technology Inc.	519,779	22,085
	Universal Display Corp.	168,763	20,656
	MKS Instruments Inc.	219,720	20,412
*	Cree Inc.	403,428	19,409
	Entegris Inc.	569,295	19,299
	Versum Materials Inc.	434,197	17,277
*	Silicon Laboratories Inc.	173,542	17,007
*	First Solar Inc.	313,250	16,314
*	Semtech Corp.	264,355	15,795
*	Mellanox Technologies
	Ltd.	178,496	14,851
	Cabot Microelectronics
	Corp.	102,166	11,517
	Brooks Automation Inc.	279,831	11,028
*	Cirrus Logic Inc.	245,124	10,773
*	Advanced Energy
	Industries Inc.	157,556	9,387
	Power Integrations Inc.	118,621	8,701
	Kulicke & Soffa Industries
	Inc.	272,901	7,038
*	SolarEdge Technologies
	Inc.	143,311	6,872
*	Synaptics Inc.	137,394	6,631
*	Diodes Inc.	156,919	5,950
*,^ Inphi Corp.		159,504	5,913
*	Rambus Inc.	437,241	5,343
*,^ Ambarella Inc.		133,149	5,101
*	MaxLinear Inc.	255,073	4,918
*	FormFactor Inc.	290,672	4,491
*,^ MACOM Technology
	Solutions Holdings Inc.	180,287	4,156
*	Nanometrics Inc.	89,622	3,926
*	Lattice Semiconductor
	Corp.	464,474	3,804
*	Amkor Technology Inc.	427,615	3,733
*	Rudolph Technologies Inc.	125,958	3,502
*	Xcerra Corp.	217,415	3,148
	Xperi Corp.	195,739	3,073
*	Photronics Inc.	278,860	2,984
*	CEVA Inc.	86,805	2,656
*	Axcelis Technologies Inc.	128,778	2,601
*	Ultra Clean Holdings Inc.	152,158	2,322
*,^ Ichor Holdings Ltd.		88,204	2,287
*	Veeco Instruments Inc.	189,351	2,272
*,^ SunPower Corp. Class A		247,605	1,664
*	SMART Global Holdings
	Inc.	38,077	1,256
*,^ NeoPhotonics Corp.		135,747	1,193
*	Alpha & Omega
	Semiconductor Ltd.	75,906	1,079
*,^ Impinj Inc.		45,960	987
*	PDF Solutions Inc.	108,335	945
*,^ Aquantia Corp.		66,597	842
			4,412,050
Software (27.7%)
	Microsoft Corp.	29,169,831	3,276,647
	Oracle Corp.	12,236,664	594,457

			Market
			Value
			o
		Shares	($000)
*	Adobe Systems Inc.	1,968,020	518,593
*	salesforce.com Inc.	2,816,248	429,985
	Intuit Inc.	974,659	213,908
*	ServiceNow Inc.	706,228	138,675
*	Autodesk Inc.	876,123	135,230
*	Red Hat Inc.	710,394	104,947
*	Workday Inc. Class A	584,586	90,342
*	Dell Technologies Inc.
	Class V	797,137	76,661
*	Splunk Inc.	579,736	74,293
*	ANSYS Inc.	335,411	62,380
*	Citrix Systems Inc.	541,698	61,764
*	Synopsys Inc.	595,133	60,787
	CA Inc.	1,249,933	54,747
*	Cadence Design Systems
	Inc.	1,126,828	53,006
	SS&C Technologies
	Holdings Inc.	856,788	50,842
	Symantec Corp.	2,479,353	49,984
*	Fortinet Inc.	570,787	47,809
*	PTC Inc.	461,049	46,077
*	VMware Inc. Class A	294,611	45,152
*	Ultimate Software Group
	Inc.	116,144	35,966
*	Tyler Technologies Inc.	145,640	35,966
*	Aspen Technology Inc.	284,564	32,827
*	Guidewire Software Inc.	318,834	32,065
*	Paycom Software Inc.	200,515	31,104
	CDK Global Inc.	498,030	31,037
*	Tableau Software Inc.
	Class A	270,618	30,271
*	Zendesk Inc.	418,118	28,804
*	Fair Isaac Corp.	119,793	27,670
*	RingCentral Inc. Class A	267,451	24,913
*	Proofpoint Inc.	203,879	24,190
*	HubSpot Inc.	145,407	20,895
	Blackbaud Inc.	194,503	20,339
*	Nuance Communications
	Inc.	1,184,787	19,336
*	RealPage Inc.	293,494	18,314
*	Manhattan Associates Inc.	266,329	15,444
*	Ellie Mae Inc.	136,518	14,385
*	ACI Worldwide Inc.	462,231	13,132
*	Verint Systems Inc.	254,286	12,346
*	Qualys Inc.	133,801	12,183
*	CommVault Systems Inc.	173,780	12,104
*	FireEye Inc.	726,315	12,057
*	Bottomline Technologies
	DE Inc.	162,543	10,723
	Pegasystems Inc.	159,076	10,133
*	Paylocity Holding Corp.	125,435	9,965
*	8x8 Inc.	377,750	8,575
*	Varonis Systems Inc.	115,466	8,533
*	SailPoint Technologies
	Holding Inc.	260,988	8,072
	Ebix Inc.	87,737	6,988
	Progress Software Corp.	166,646	6,821
	TiVo Corp.	491,501	6,709
*	Blackline Inc.	126,076	6,652
*	Everbridge Inc.	105,274	6,339
*	Imperva Inc.	123,756	5,835
*	MicroStrategy Inc.
	Class A	37,472	5,583
*	PROS Holdings Inc.	131,285	4,842
*	Rapid7 Inc.	118,647	4,526
*	Workiva Inc.	96,721	3,564
*	Glu Mobile Inc.	437,998	3,373
*	ForeScout Technologies
	Inc.	88,939	3,208

Information Technology Index Fund

			Market
			Value
			o
		Shares	($000)
	Monotype Imaging
	Holdings Inc.	148,004	3,049
	QAD Inc. Class A	41,358	2,508
*	OneSpan Inc.	128,959	2,418
*	Upland Software Inc.	61,934	2,305
*	A10 Networks Inc.	210,189	1,465
*	MobileIron Inc.	203,970	999
*	Rubicon Project Inc.	165,258	658
			6,825,477
Technology Hardware, Storage
& Peripherals (20.5%)
	Apple Inc.	19,643,735	4,471,503
	HP Inc.	6,563,251	161,784
	Hewlett Packard
	Enterprise Co.	6,106,160	100,935
	NetApp Inc.	1,070,528	92,932
	Western Digital Corp.	1,196,764	75,683
	Seagate Technology plc	1,090,290	58,374
	Xerox Corp.	913,570	25,452
*	Pure Storage Inc. Class A	591,041	15,864
*	NCR Corp.	471,162	13,386
*,^ 3D Systems Corp.		452,612	9,211
*	Electronics For Imaging
	Inc.	181,661	6,320
*	USA Technologies Inc.	225,349	3,662
*	Cray Inc.	161,612	3,507
^	Diebold Nixdorf Inc.	253,540	1,204
*,^ Eastman Kodak Co.		101,449	330
			5,040,147
Total Common Stocks
(Cost $16,989,667)			24,535,413
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
[2,3] Vanguard Market Liquidity
	Fund, 2.153%	855,830	85,600

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[4]	United States Treasury Bill,
	2.033%, 11/23/18	2,500	2,489
Total Temporary Cash Investments
(Cost $88,077)			88,089
Total Investments (100.0%)
(Cost $17,077,744)			24,623,502

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	1,199
Receivables for Investment Securities Sold 95,878
Receivables for Accrued Income	30,844
Receivables for Capital Shares Issued	5,756
Variation Margin Receivable------
Futures Contracts	20
Unrealized Appreciation------
OTC Swap Contracts	5,071
Other Assets	21,345
Total Other Assets	160,113
Liabilities
Payables for Investment Securities
Purchased	(95,211)
Collateral for Securities on Loan	(55,484)
Payables for Capital Shares Redeemed	(984)
Payables to Vanguard	(3,429)
Total Liabilities	(155,108)
Net Assets (100%)	24,628,507

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	17,099,240
Undistributed Net Investment Income	60,241
Accumulated Net Realized Losses	(81,811)
Unrealized Appreciation (Depreciation)
Investment Securities	7,545,758
Futures Contracts	8
Swap Contracts	5,071
Net Assets	24,628,507

ETF Shares-----Net Assets
Applicable to 111,405,291 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	22,595,410
Net Asset Value Per Share-----
ETF Shares	$202.82

Admiral Shares-----Net Assets
Applicable to 19,575,770 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,033,097
Net Asset Value Per Share-----
Admiral Shares	$103.86

o See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $53,922,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts and swap
contracts. After giving effect to futures and swap investments, the fund’s effective common stock and temporary cash
investment positions represent 100.0% and 0.0%,
respectively, of net assets.
2 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
3 Includes $55,484,000 of collateral received for securities on loan.
4 Securities with a value of $498,000 have been segregated
as initial margin for open futures contracts.

Information Technology Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of			Unrealized
			Long (Short)	Notional	Appreciation
		Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini NASDAQ 100 Index	September 2018		82	12,564	8

Total Return Swaps
				Floating	Value and
				Interest	Unrealized
			Notional	Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)[1]	($000)
Visa Inc. Class A	9/4/19	BOANA	68,370	(1.981%)	5,071
BOANA----Bank of America, N.A. 1
Payment received/paid monthly.

At August 31, 2018, a counterparty had deposited in a segregated account securities with a value of $5,362,000 in connection with open swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Dividends	236,558
Interest[1]	289
Securities Lending------Net	2,695
Total Income	239,542
Expenses
The Vanguard Group------Note B
Investment Advisory Services	2,991
Management and Administrative------
ETF Shares	13,374
Management and Administrative------
Admiral Shares	1,056
Marketing and Distribution------
ETF Shares	861
Marketing and Distribution------
Admiral Shares	114
Custodian Fees	229
Auditing Fees	34
Shareholders’ Reports and Proxy------
ETF Shares	1,194
Shareholders’ Reports and Proxy-----
Admiral Shares	29
Trustees’ Fees and Expenses	12
Total Expenses	19,894
Net Investment Income	219,648
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	3,219,007
Futures Contracts	(1,019)
Realized Net Gain (Loss)	3,217,988
Change in Unrealized Appreciation
(Depreciation)
Investment Securities[1]	2,724,820
Futures Contracts	8
Swap Contracts	5,071
Change in Unrealized Appreciation
(Depreciation)	2,729,899
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,167,535

1 Interest income, realized net gain (loss), and change in
unrealized appreciation (depreciation) from an affiliated
company of the fund were $279,000, $3,000, and $6,000,
respectively. Purchases and sales are for temporary cash
investment purposes.
2 Includes $3,201,380,000 of net gain (loss) resulting from
in-kind redemptions; such gain (loss) is not taxable to
the fund.

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	219,648	153,008
Realized Net Gain (Loss)	3,217,988	568,141
Change in Unrealized Appreciation (Depreciation)	2,729,899	2,547,823
Net Increase (Decrease) in Net Assets Resulting from Operations	6,167,535	3,268,972
Distributions
Net Investment Income
ETF Shares	(181,165)	(139,774)
Admiral Shares	(13,713)	(7,749)
Realized Capital Gain
ETF Shares	------	------
Admiral Shares	------	------
Total Distributions	(194,878)	(147,523)
Capital Share Transactions
ETF Shares	2,412,421	2,257,412
Admiral Shares	672,602	307,238
Net Increase (Decrease) from Capital Share Transactions	3,085,023	2,564,650
Total Increase (Decrease)	9,057,680	5,686,099
Net Assets
Beginning of Period	15,570,827	9,884,728
End of Period[1]	24,628,507	15,570,827
1 Net Assets-----End of Period includes undistributed (overdistributed) net investment income of $60,241,000 and $35,471,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$151.19	$117.82	$102.35	$101.41	$77.63
Investment Operations
Net Investment Income	1.921[1]	1.646[1]	1.566	1.277	1.135
Net Realized and Unrealized Gain (Loss)
on Investments	51.430	33.329	16.049	.834	23.589
Total from Investment Operations	53.351	34.975	17.615	2.111	24.724
Distributions
Dividends from Net Investment Income	(1.721)	(1.605)	(2.145)	(1.171)	(.944)
Distributions from Realized Capital Gains	------	------	------	------	------
Total Distributions	(1.721)	(1.605)	(2.145)	(1.171)	(.944)
Net Asset Value, End of Period	$202.82	$151.19	$117.82	$102.35	$101.41

Total Return	35.52%	29.93%	17.48%	2.05%	32.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,595	$14,638	$9,429	$7,259	$5,876
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.10%	1.24%	1.50%	1.35%	1.38%
Portfolio Turnover Rate[2]	7%	6%	5%	3%	6%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$77.42	$60.33	$52.41	$51.93	$39.75
Investment Operations
Net Investment Income	1.001[1]	.850[1]	.802	.655	.580
Net Realized and Unrealized Gain (Loss)
on Investments	26.324	17.062	8.216	.426	12.079
Total from Investment Operations	27.325	17.912	9.018	1.081	12.659
Distributions
Dividends from Net Investment Income	(.885)	(.822)	(1.098)	(.601)	(.479)
Distributions from Realized Capital Gains	------	------	------	------	------
Total Distributions	(.885)	(.822)	(1.098)	(.601)	(.479)
Net Asset Value, End of Period	$103.86	$77.42	$60.33	$52.41	$51.93

Total Return[2]	35.54%	29.94%	17.49%	2.09%	32.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,033	$933	$456	$342	$241
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.10%	1.24%	1.50%	1.35%	1.38%
Portfolio Turnover Rate[3]	7%	6%	5%	3%	6%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

Information Technology Index Fund

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended August 31, 2018, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015--2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (‘‘Vanguard’’) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

Information Technology Index Fund

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the ‘‘FSA’’) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $1,199,000, representing 0.00% of the fund’s net assets and 0.48% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1------Quoted prices in active markets for identical securities.

Level 2------Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3------Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	24,535,413	------	------
Temporary Cash Investments	85,600	2,489	------
Futures Contracts------Assets[1]	20	------	------
Swap Contracts------Assets	------	5,071	------
Total	24,621,033	7,560	------
1 Represents variation margin on the last day of the reporting period.

Information Technology Index Fund

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions and the expiration of capital loss carryforwards were reclassified to the following accounts:

Amount
($000)
Paid-in capital	3,181,332
Undistributed (Overdistributed) net investment income	------
Accumulated net realized gains (losses)	(3,181,332)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts and swap agreements. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	67,546
Undistributed long-term gains	------
Capital loss carryforwards*	(81,803)
Net unrealized gains (losses)	7,545,758

* Includes $20,327,000, which may be used to offset future net capital gains through August 31, 2019, as well as capital losses of $61,476,000, which may be carried forward indefinitely but must be used before any expiring loss carryforwards. The fund used capital loss carryforwards of $16,616,000 to offset taxable capital gains realized during the year ended August 31, 2018, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	17,077,744
Gross unrealized appreciation	7,679,303
Gross unrealized depreciation	(133,545)
Net unrealized appreciation (depreciation)	7,545,758

E. During the year ended August 31, 2018, the fund purchased $11,150,493,000 of investment securities and sold $8,129,996,000 of investment securities, other than temporary cash investments. Purchases and sales include $8,693,801,000 and $6,808,735,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Information Technology Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	9,211,374	51,414	3,439,668	25,884
Issued in Lieu of Cash Distributions	------	------	------	------
Redeemed	(6,798,953)	(36,825)	(1,182,256)	(9,100)
Net Increase (Decrease)------ETF Shares	2,412,421	14,589	2,257,412	16,784
Admiral Shares
Issued	1,079,669	12,095	580,247	8,420
Issued in Lieu of Cash Distributions	12,466	143	7,094	107
Redeemed	(419,533)	(4,713)	(280,103)	(4,026)
Net Increase (Decrease)------Admiral Shares	672,602	7,525	307,238	4,501

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

Materials Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VAW	VMIAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	1.70%	1.70%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Materials	US IMI/
	Fund	25/50	2500
Number of Stocks	120	119	2,464
Median Market Cap	$19.8B	$19.8B	$71.2B
Price/Earnings Ratio	18.1x	18.1x	21.2x
Price/Book Ratio	2.6x	2.6x	3.2x
Return on Equity	17.2%	17.2%	15.0%
Earnings Growth Rate	8.3%	8.3%	8.3%
Dividend Yield	1.7%	1.7%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	5%	------	------
Short-Term Reserves	0.0%	------	------

Volatility Measures
	MSCI US
	IMI/Materials	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.72
Beta	1.00	1.37

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)
Aluminum	1.2%
Commodity Chemicals	7.2
Construction Materials	4.0
Copper	2.2
Diversified Chemicals	21.9
Diversified Metals & Mining	0.4
Fertilizers & Agricultural Chemicals	4.5
Forest Products	0.7
Gold	2.5
Industrial Gases	9.4
Metal & Glass Containers	4.5
Paper Packaging	8.6
Silver	0.3
Paper Products	1.5
Specialty Chemicals	24.2
Steel	6.9

Sector categories are based on the Global Industry Classification Standard (‘‘GICS’’), except for the ‘‘Other’’ category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
DowDuPont Inc.	Diversified Chemicals	18.6%
Praxair Inc.	Industrial Gases	5.2
Ecolab Inc.	Specialty Chemicals	4.5
Sherwin-Williams
Co.	Specialty Chemicals	4.4
LyondellBasell
Industries NV	Commodity Chemicals	4.3
Air Products
& Chemicals Inc.	Industrial Gases	4.2
PPG Industries Inc.	Specialty Chemicals	3.2
International
Paper Co.	Paper Packaging	2.3
Nucor Corp.	Steel	2.3
Freeport-
McMoRan Inc.	Copper	2.2
Top Ten		51.2%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2008--August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2018		of a $10,000
	One Year	Five Years	Ten Years	Investment
Materials Index Fund ETF Shares
Net Asset Value	9.91%	10.37%	7.05%	$19,769
Materials Index Fund ETF Shares
Market Price	9.96	10.37	7.05	19,765
Spliced US IMI/Materials 25/50	9.84	10.45	7.14	19,923
Basic Materials Funds Average	6.04	5.93	2.81	13,190
MSCI US IMI/2500	20.28	14.32	11.01	28,409

For a benchmark description, see the Glossary.
Basic Materials Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Materials Index Fund Admiral Shares	9.91%	10.38%	7.05%	$197,701
Spliced US IMI/Materials 25/50	9.84	10.45	7.14	199,230
MSCI US IMI/2500	20.28	14.32	11.01	284,088

See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Cumulative Returns: ETF Shares, August 31, 2008--August 31, 2018

	One Year	Five Years	Ten Years
Materials Index Fund ETF Shares Market Price	9.96%	63.78%	97.65%
Materials Index Fund ETF Shares Net Asset Value	9.91	63.81	97.69
Spliced US IMI/Materials 25/50	9.84	64.34	99.23

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents total returns through the latest calendar quarter------rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		9.96%	11.00%	6.13%
Net Asset Value		9.93	11.01	6.13
Admiral Shares	2/11/2004	9.93	11.01	6.13

See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
			o
		Shares	($000)
Common Stocks (100.0%)
Chemicals (67.1%)
	DowDuPont Inc.	8,507,059	596,600
	Praxair Inc.	1,053,393	166,636
	Ecolab Inc.	951,846	143,234
	Sherwin-Williams Co.	308,616	140,599
	LyondellBasell Industries
	NV Class A	1,221,602	137,772
	Air Products & Chemicals
	Inc.	803,489	133,612
	PPG Industries Inc.	913,934	101,026
	Celanese Corp. Class A	498,015	58,183
	Eastman Chemical Co.	523,324	50,778
	CF Industries Holdings Inc.	855,420	44,439
	FMC Corp.	493,094	42,135
	Mosaic Co.	1,342,174	41,970
	Albemarle Corp.	406,021	38,783
	International Flavors &
	Fragrances Inc.	289,358	37,700
	RPM International Inc.	490,244	33,092
	Chemours Co.	652,181	28,435
*	Axalta Coating Systems
	Ltd.	809,227	24,681
	Huntsman Corp.	789,121	24,060
	Ashland Global Holdings
	Inc.	228,789	19,264
	Olin Corp.	613,054	18,839
	WR Grace & Co.	246,715	17,433
*	Ingevity Corp.	154,183	15,574
	Valvoline Inc.	717,696	15,445
	Cabot Corp.	226,742	14,720
	NewMarket Corp.	34,591	13,872
	Westlake Chemical Corp.	142,608	13,486
	Balchem Corp.	117,801	13,063
	PolyOne Corp.	293,411	12,400
	Trinseo SA	158,415	12,222
	Scotts Miracle-Gro Co.	152,052	11,361
*	Platform Specialty Products
	Corp.	845,846	11,216
	Sensient Technologies
	Corp.	155,034	11,011
	HB Fuller Co.	185,107	10,549
	Quaker Chemical Corp.	48,783	8,788
	Minerals Technologies Inc.	129,695	8,709
	Innospec Inc.	89,351	6,934
	Stepan Co.	74,626	6,657
*	Ferro Corp.	293,573	6,444
*	GCP Applied Technologies
	Inc.	250,702	6,318
	Tronox Ltd. Class A	344,058	5,570
*	Kraton Corp.	116,797	5,493
	Rayonier Advanced
	Materials Inc.	189,563	3,962
	KMG Chemicals Inc.	51,122	3,961
*	AdvanSix Inc.	111,718	3,781

			Market
			Value
			o
		Shares	($000)
	Chase Corp.	27,494	3,408
	Innophos Holdings Inc.	71,651	3,132
*	Koppers Holdings Inc.	77,326	2,741
*	PQ Group Holdings Inc.	149,074	2,654
*	Venator Materials plc	195,721	2,364
	American Vanguard Corp.	98,758	2,163
	Tredegar Corp.	91,225	2,002
	Kronos Worldwide Inc.	84,389	1,699
*	OMNOVA Solutions Inc.	163,114	1,476
	Hawkins Inc.	35,038	1,447
	FutureFuel Corp.	95,524	1,417
*	Intrepid Potash Inc.	363,475	1,236
*	AgroFresh Solutions Inc.	102,036	679
*	Flotek Industries Inc.	205,089	511
			2,147,736
Construction Materials (4.0%)
	Vulcan Materials Co.	484,547	53,688
	Martin Marietta Materials
	Inc.	230,760	45,857
	Eagle Materials Inc.	175,915	16,242
*	Summit Materials Inc.
	Class A	408,221	8,683
*,^ US Concrete Inc.		58,472	2,818
	United States Lime &
	Minerals Inc.	8,177	620
*,^ Forterra Inc.		71,581	606
			128,514
Containers & Packaging (13.1%)
	International Paper Co.	1,441,984	73,743
	WestRock Co.	940,041	51,777
	Ball Corp.	1,216,154	50,932
	Packaging Corp. of America	345,839	38,015
	Avery Dennison Corp.	322,694	33,941
	AptarGroup Inc.	228,693	23,946
	Sealed Air Corp.	590,758	23,695
*	Berry Global Group Inc.	482,770	23,043
*	Crown Holdings Inc.	492,336	21,077
	Sonoco Products Co.	364,988	20,454
	Bemis Co. Inc.	333,698	16,445
	Graphic Packaging Holding
	Co.	1,137,808	16,180
*	Owens-Illinois Inc.	592,082	10,462
	Silgan Holdings Inc.	283,485	7,725
	Greif Inc. Class A	94,966	5,240
	Myers Industries Inc.	101,402	2,256
			418,931
Metals & Mining (13.6%)
	Nucor Corp.	1,165,952	72,872
	Freeport-McMoRan Inc.	5,045,106	70,884
	Newmont Mining Corp.	1,955,472	60,678
	Steel Dynamics Inc.	864,809	39,548
*	Alcoa Corp.	683,462	30,530
	Reliance Steel & Aluminum
	Co.	265,148	23,304
	United States Steel Corp.	648,141	19,237

			Market
			Value
			o
		Shares	($000)
	Royal Gold Inc.	239,997	18,302
*	Allegheny Technologies
	Inc.	460,344	12,443
*	Cleveland-Cliffs Inc.	1,035,833	10,410
	Carpenter Technology
	Corp.	172,245	10,278
	Commercial Metals Co.	428,417	9,254
	Worthington Industries Inc.	166,539	7,757
	Compass Minerals
	International Inc.	123,956	7,753
	Kaiser Aluminum Corp.	61,532	6,743
*,^ AK Steel Holding Corp.		1,153,324	5,121
	Hecla Mining Co.	1,741,711	4,947
	Materion Corp.	74,005	4,722
*	Coeur Mining Inc.	683,872	3,884
	Warrior Met Coal Inc.	135,693	3,263
	Schnitzer Steel Industries
	Inc.	98,294	2,590
*	Century Aluminum Co.	193,173	2,438
*	SunCoke Energy Inc.	213,633	2,384
^	McEwen Mining Inc.	994,420	1,959
*	TimkenSteel Corp.	139,402	1,953
	Haynes International Inc.	46,206	1,821
*	Ryerson Holding Corp.	61,148	636
			435,711
Other (0.0%)[1]
*,§ A Schulman Inc. CVR		108,962	208

Paper & Forest Products (2.2%)
	Louisiana-Pacific Corp.	532,473	15,527
	Domtar Corp.	230,113	11,713
	KapStone Paper and
	Packaging Corp.	322,348	11,073
	Boise Cascade Co.	142,376	6,222
	Neenah Inc.	61,727	5,632
	Schweitzer-Mauduit
	International Inc.	112,451	4,576
*	Verso Corp.	125,491	3,939
	PH Glatfelter Co.	160,373	3,084
*	Resolute Forest Products
	Inc.	214,960	2,956
	Mercer International Inc.	155,232	2,747
*	Clearwater Paper Corp.	60,755	1,765
			69,234
Total Common Stocks
(Cost $3,000,335)			3,200,334

Materials Index Fund

		Market
		Value
		o
	Shares	($000)
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[2,3] Vanguard Market Liquidity
Fund, 2.153%
(Cost $3,765)	37,649	3,766
Total Investments (100.1%)
(Cost $3,004,100)		3,204,100

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard		168
Receivables for Investment Securities Sold 5,775
Receivables for Accrued Income		6,626
Receivables for Capital Shares Issued		1,432
Total Other Assets		14,001
Liabilities
Payables for Investment Securities
Purchased		(9,344)
Collateral for Securities on Loan		(3,764)
Payables for Capital Shares Redeemed		(757)
Payables to Vanguard		(764)
Other Liabilities		(2,217)
Total Liabilities		(16,846)
Net Assets (100%)		3,201,255

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,045,201
Undistributed Net Investment Income	10,357
Accumulated Net Realized Losses	(54,303)
Unrealized Appreciation (Depreciation)	200,000
Net Assets	3,201,255

ETF Shares-----Net Assets
Applicable to 20,467,323 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,749,416
Net Asset Value Per
Share----- ETF Shares	$134.33

Admiral Shares-----Net Assets
Applicable to 6,601,371 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	451,839
Net Asset Value Per
Share----- Admiral Shares	$68.45

o See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $3,546,000.
§ Security value determined using significant unobservable
inputs.
1 ‘‘Other’’ represents securities that are not classified by the fund’s benchmark index.
2 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
3 Includes $3,764,000 of collateral received for securities
on loan.
CVR-----Contingent Value Rights.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Dividends	52,560
Interest[1]	13
Securities Lending------Net	75
Total Income	52,648
Expenses
The Vanguard Group------Note B
Investment Advisory Services	437
Management and Administrative------
ETF Shares	1,636
Management and Administrative------
Admiral Shares	309
Marketing and Distribution------
ETF Shares	148
Marketing and Distribution------
Admiral Shares	35
Custodian Fees	65
Auditing Fees	34
Shareholders’ Reports and Proxy------
ETF Shares	230
Shareholders’ Reports and Proxy-----
Admiral Shares	13
Trustees’ Fees and Expenses	2
Total Expenses	2,909
Net Investment Income	49,739
Realized Net Gain (Loss) on
Investment Securities Sold[1,2]	100,559
Change in Unrealized Appreciation
(Depreciation) of Investment Securities[1]	70,395
Net Increase (Decrease) in Net Assets
Resulting from Operations	220,693

1 Interest income, realized net gain (loss), and change in
unrealized appreciation (depreciation) from an affiliated
company of the fund were $13,000, ($1,000), and ($1,000),
respectively.
2 Includes $91,726,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	49,739	38,799
Realized Net Gain (Loss)	100,559	126,614
Change in Unrealized Appreciation (Depreciation)	70,395	144,927
Net Increase (Decrease) in Net Assets Resulting from Operations	220,693	310,340
Distributions
Net Investment Income
ETF Shares	(40,107)	(32,075)
Admiral Shares	(7,107)	(5,084)
Realized Capital Gain
ETF Shares	------	------
Admiral Shares	------	------
Total Distributions	(47,214)	(37,159)
Capital Share Transactions
ETF Shares	692,426	231,525
Admiral Shares	50,459	96,981
Net Increase (Decrease) from Capital Share Transactions	742,885	328,506
Total Increase (Decrease)	916,364	601,687
Net Assets
Beginning of Period	2,284,891	1,683,204
End of Period[1]	3,201,255	2,284,891
1 Net Assets-----End of Period includes undistributed (overdistributed) net investment income of $10,357,000 and $7,832,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$124.29	$108.16	$96.39	$113.50	$90.94
Investment Operations
Net Investment Income	2.285[1]	2.175[1]	1.980	2.126	1.847
Net Realized and Unrealized Gain (Loss)
on Investments	9.961	16.072	12.770	(17.344)	22.612
Total from Investment Operations	12.246	18.247	14.750	(15.218)	24.459
Distributions
Dividends from Net Investment Income	(2.206)	(2.117)	(2.980)	(1.892)	(1.899)
Distributions from Realized Capital Gains	------	------	------	------	------
Total Distributions	(2.206)	(2.117)	(2.980)	(1.892)	(1.899)
Net Asset Value, End of Period	$134.33	$124.29	$108.16	$96.39	$113.50

Total Return	9.91%	17.06%	15.83%	-13.56%	27.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,749	$1,913	$1,448	$1,022	$1,323
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.71%	1.87%	2.06%	1.86%	1.88%
Portfolio Turnover Rate[2]	5%	5%	6%	4%	4%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$63.33	$55.11	$49.12	$57.84	$46.34
Investment Operations
Net Investment Income	1.159[1]	1.104[1]	1.008	1.088	.936
Net Realized and Unrealized Gain (Loss)
on Investments	5.084	8.195	6.505	(8.846)	11.528
Total from Investment Operations	6.243	9.299	7.513	(7.758)	12.464
Distributions
Dividends from Net Investment Income	(1.123)	(1.079)	(1.523)	(.962)	(.964)
Distributions from Realized Capital Gains	------	------	------	------	------
Total Distributions	(1.123)	(1.079)	(1.523)	(.962)	(.964)
Net Asset Value, End of Period	$68.45	$63.33	$55.11	$49.12	$57.84

Total Return[2]	9.91%	17.06%	15.80%	-13.54%	27.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$452	$372	$235	$193	$175
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.71%	1.87%	2.06%	1.86%	1.88%
Portfolio Turnover Rate[3]	5%	5%	6%	4%	4%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015--2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (‘‘Vanguard’’) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

Materials Index Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the ‘‘FSA’’) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $168,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1------Quoted prices in active markets for identical securities.

Level 2------Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3------Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,200,126	------	208
Temporary Cash Investments	3,766	------	------
Total	3,203,892	------	208

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions and the expiration of capital loss carryforwards were reclassified to the following accounts:

Amount
($000)
Paid-in capital	73,570
Undistributed (Overdistributed) net investment income	------
Accumulated net realized gains (losses)	(73,570)

Materials Index Fund

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	10,963
Undistributed long-term gains	------
Capital loss carryforwards*	(54,303)
Net unrealized gains (losses)	200,000

* Includes $21,133,000, which may be used to offset future net capital gains through August 31, 2019, as well as capital losses of $33,170,000, which may be carried forward indefinitely but must be used before any expiring loss carryforwards. The fund used capital loss carryforwards of $8,833,000 to offset taxable capital gains realized during the year ended August 31, 2018, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	3,004,100
Gross unrealized appreciation	374,754
Gross unrealized depreciation	(174,754)
Net unrealized appreciation (depreciation)	200,000

E. During the year ended August 31, 2018, the fund purchased $1,365,339,000 of investment securities and sold $621,345,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,135,845,000 and $486,547,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,186,394	8,777	683,681	5,853
Issued in Lieu of Cash Distributions	------	------	------	------
Redeemed	(493,968)	(3,700)	(452,156)	(3,850)
Net Increase (Decrease)------ETF Shares	692,426	5,077	231,525	2,003
Admiral Shares
Issued	172,752	2,524	183,082	3,049
Issued in Lieu of Cash Distributions	6,475	97	4,532	77
Redeemed	(128,768)	(1,894)	(90,633)	(1,520)
Net Increase (Decrease)------Admiral Shares	50,459	727	96,981	1,606

At August 31, 2018, one shareholder was the record or beneficial owner of 27% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

Utilities Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Admiral
	Shares	Shares
Ticker Symbol	VPU	VUIAX
Expense Ratio[1]	0.10%	0.10%
30-Day SEC Yield	3.35%	3.35%

Portfolio Characteristics
		MSCI
		US IMI/	MSCI
		Utilities	US IMI/
	Fund	25/50	2500
Number of Stocks	71	71	2,464
Median Market Cap	$23.9B	$23.9B	$71.2B
Price/Earnings Ratio	17.0x	17.0x	21.2x
Price/Book Ratio	1.9x	1.9x	3.2x
Return on Equity	9.1%	9.1%	15.0%
Earnings Growth Rate	6.2%	7.5%	8.3%
Dividend Yield	3.3%	3.3%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	4%	------	------
Short-Term Reserves	0.0%	------	------

Volatility Measures
	MSCI US
	IMI/Utilities	MSCI US
	25/50	IMI/2500
R-Squared	1.00	0.00
Beta	1.00	0.02

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Subindustry Diversification
(% of equity exposure)
Electric Utilities	57.1%
Gas Utilities	5.5
Independent Power Producers
& Energy Traders	3.5
Multi-Utilities	29.5
Water Utilities	3.5
Renewable Electricity	0.9

Sector categories are based on the Global Industry Classification Standard (‘‘GICS’’), except for the ‘‘Other’’ category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)
NextEra Energy Inc.	Electric Utilities	9.7%
Duke Energy Corp.	Electric Utilities	6.9
Dominion Energy Inc.	Multi-Utilities	5.6
Southern Co.	Electric Utilities	5.3
Exelon Corp.	Electric Utilities	5.1
American Electric
Power Co. Inc.	Electric Utilities	4.3
Sempra Energy	Multi-Utilities	3.5
Public Service
Enterprise Group Inc.	Multi-Utilities	3.2
Consolidated Edison Inc.	Multi-Utilities	3.0
Xcel Energy Inc.	Electric Utilities	2.9
Top Ten		49.5%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.10% for ETF Shares and 0.10% for Admiral Shares.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2008--August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2018		of a $10,000
	One Year	Five Years	Ten Years	Investment
Utilities Index Fund ETF Shares
Net Asset Value	2.05%	11.67%	8.18%	$21,945
Utilities Index Fund ETF Shares
Market Price	2.07	11.67	8.18	21,947
Spliced US IMI/Utilities 25/50	2.13	11.76	8.32	22,231
Utility Funds Average	2.37	8.88	6.10	18,083
MSCI US IMI/2500	20.28	14.32	11.01	28,409

For a benchmark description, see the Glossary.
Utility Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
				of a $100,000
	One Year	Five Years	Ten Years	Investment
Utilities Index Fund Admiral Shares	2.04%	11.67%	8.18%	$219,444
Spliced US IMI/Utilities 25/50	2.13	11.76	8.32	222,305
MSCI US IMI/2500	20.28	14.32	11.01	284,088

See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Cumulative Returns: ETF Shares, August 31, 2008--August 31, 2018

	One Year	Five Years	Ten Years
Utilities Index Fund ETF Shares Market Price	2.07%	73.65%	119.47%
Utilities Index Fund ETF Shares Net Asset Value	2.05	73.63	119.45
Spliced US IMI/Utilities 25/50	2.13	74.38	122.31

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents total returns through the latest calendar quarter------rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
ETF Shares	1/26/2004
Market Price		4.80%	10.80%	7.11%
Net Asset Value		4.81	10.81	7.10
Admiral Shares	4/28/2004	4.80	10.81	7.10

See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms
N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s
Public Reference Room (see the back cover of this report for further information).

		Market
		Value[o]
	Shares	($000)
Common Stocks (99.9%)
Electric Utilities (57.0%)
NextEra Energy Inc.	2,089,171	355,368
Duke Energy Corp.	3,106,613	252,381
Southern Co.	4,483,009	196,266
Exelon Corp.	4,278,188	187,000
American Electric Power
Co. Inc.	2,182,666	156,563
Xcel Energy Inc.	2,255,062	108,356
PG&E Corp.	2,288,688	105,692
Edison International	1,443,964	94,912
PPL Corp.	3,098,259	92,142
Eversource Energy	1,404,490	87,682
FirstEnergy Corp.	2,113,436	79,000
Evergy Inc.	1,202,233	68,587
Entergy Corp.	801,395	66,989
Alliant Energy Corp.	1,025,792	43,945
Pinnacle West Capital
Corp.	496,176	38,975
OGE Energy Corp.	885,449	32,611
IDACORP Inc.	223,397	21,859
Portland General Electric
Co.	395,169	18,336
ALLETE Inc.	227,109	17,051
Hawaiian Electric Industries
Inc.	482,098	17,004
PNM Resources Inc.	352,842	13,743
Avangrid Inc.	273,707	13,505
El Paso Electric Co.	180,025	11,035
MGE Energy Inc.	153,573	10,051
Otter Tail Corp.	158,081	7,572
Spark Energy Inc. Class A	49,067	432
		2,097,057
Gas Utilities (5.5%)
Atmos Energy Corp.	493,067	45,476
UGI Corp.	768,112	41,517
National Fuel Gas Co.	335,129	18,610
ONE Gas Inc.	233,190	18,312
New Jersey Resources
Corp.	389,517	17,762
Spire Inc.	223,368	16,652
Southwest Gas Holdings
Inc.	214,825	16,610
South Jersey Industries
Inc.	373,452	12,391
Northwest Natural Gas Co.	127,871	8,299
Chesapeake Utilities Corp.	72,840	6,264
		201,893
Independent Power and Renewable Electricity
Producers (4.4%)
NRG Energy Inc.	1,325,563	46,912
AES Corp.	2,931,143	39,453
* Vistra Energy Corp.	1,506,566	35,464
NextEra Energy Partners LP	240,900	11,684

Ormat Technologies Inc.	168,689	8,881
Pattern Energy Group Inc.
Class A	370,200	7,545
NRG Yield Inc.	288,845	5,734
TerraForm Power Inc.
Class A	296,995	3,320
NRG Yield Inc. Class A	154,038	3,033
		162,026
Multi-Utilities (29.5%)
Dominion Energy Inc.	2,891,876	204,658
Sempra Energy	1,103,735	128,122
Public Service Enterprise
Group Inc.	2,239,062	117,215
Consolidated Edison Inc.	1,377,209	108,703
WEC Energy Group Inc.	1,398,269	94,495
DTE Energy Co.	804,230	89,382
Ameren Corp.	1,079,704	68,270
CMS Energy Corp.	1,251,979	61,647
CenterPoint Energy Inc.	1,816,940	50,493
NiSource Inc.	1,581,014	42,798
Vectren Corp.	368,141	26,212
SCANA Corp.	600,817	23,035
MDU Resources Group Inc.	822,622	22,943
Avista Corp.	290,782	14,920
Black Hills Corp.	237,432	13,973
NorthWestern Corp.	219,454	13,158
Unitil Corp.	65,854	3,329
		1,083,353
Water Utilities (3.5%)
American Water Works
Co. Inc.	789,055	69,066
Aqua America Inc.	788,726	29,325
American States Water Co.	162,794	9,837
California Water Service
Group	212,981	8,764
SJW Group	68,537	3,969
Connecticut Water Service
Inc.	53,660	3,676
Middlesex Water Co.	72,466	3,319
York Water Co.	57,039	1,717
* AquaVenture Holdings Ltd.	53,671	976
		130,649
Total Common Stocks
(Cost $3,450,588)		3,674,978
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity
Fund, 2.153%
(Cost $2)	17	2
Total Temporary Cash Investments
(Cost ($2)
Total Investments (99.9%)
(Cost $3,450,590)		3,674,980

Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	185
Receivables for Investment Securities Sold	9,290
Receivables for Accrued Income	17,311
Receivables for Capital Shares Issued	1,021
Total Other Assets	27,807
Liabilities
Payables for Investment Securities
Purchased	(9,955)
Payables for Capital Shares Redeemed	(712)
Payables to Vanguard	(1,109)
Other Liabilities	(13,361)
Total Liabilities	(25,137)
Net Assets (100%)	3,677,650

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,451,835
Undistributed Net Investment Income	20,579
Accumulated Net Realized Losses	(19,154)
Unrealized Appreciation (Depreciation)	224,390
Net Assets	3,677,650

ETF Shares-----Net Assets
Applicable to 23,544,069 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,809,243
Net Asset Value Per Share-----
ETF Shares	$119.32

Admiral Shares-----Net Assets
Applicable to 14,506,663 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	868,407
Net Asset Value Per Share-----
Admiral Shares	$59.86

o See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Dividends	115,639
Interest[1]	13
Securities Lending------Net	18
Total Income	115,670
Expenses
The Vanguard Group------Note B
Investment Advisory Services	517
Management and Administrative------
ETF Shares	1,729
Management and Administrative------
Admiral Shares	576
Marketing and Distribution------
ETF Shares	156
Marketing and Distribution------
Admiral Shares	65
Custodian Fees	141
Auditing Fees	34
Shareholders’ Reports and Proxy------
ETF Shares	218
Shareholders’ Reports and Proxy-----
Admiral Shares	16
Trustees’ Fees and Expenses	2
Total Expenses	3,454
Net Investment Income	112,216
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	104,158
Futures Contracts	(8)
Realized Net Gain (Loss)	104,150
Change in Unrealized Appreciation
(Depreciation) of Investment Securities[1]	(151,539)
Net Increase (Decrease) in Net Assets
Resulting from Operations	64,827

1 Interest income, realized net gain (loss), and change in
unrealized appreciation (depreciation) from affiliated
companies of the fund were $13,000, $2,000, and $1,000,
respectively.
2 Includes $110,406,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	112,216	102,679
Realized Net Gain (Loss)	104,150	114,940
Change in Unrealized Appreciation (Depreciation)	(151,539)	249,599
Net Increase (Decrease) in Net Assets Resulting from Operations	64,827	467,218
Distributions
Net Investment Income
ETF Shares	(85,520)	(77,123)
Admiral Shares	(26,611)	(23,989)
Realized Capital Gain
ETF Shares	------	------
Admiral Shares	------	------
Total Distributions	(112,131)	(101,112)
Capital Share Transactions
ETF Shares	156,610	161,163
Admiral Shares	34,023	54,037
Net Increase (Decrease) from Capital Share Transactions	190,633	215,200
Total Increase (Decrease)	143,329	581,306
Net Assets
Beginning of Period	3,534,321	2,953,015
End of Period[1]	3,677,650	3,534,321
1 Net Assets-----End of Period includes undistributed (overdistributed) net investment income of $20,579,000 and $20,494,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$120.75	$107.35	$91.41	$94.61	$81.32
Investment Operations
Net Investment Income	3.757[1]	3.697[1]	3.355	3.337	3.127
Net Realized and Unrealized Gain (Loss)
on Investments	(1.434)	13.374	15.889	(3.261)	13.261
Total from Investment Operations	2.323	17.071	19.244	.076	16.388
Distributions
Dividends from Net Investment Income	(3.753)	(3.671)	(3.304)	(3.276)	(3.098)
Distributions from Realized Capital Gains	------	------	------	------	------
Total Distributions	(3.753)	(3.671)	(3.304)	(3.276)	(3.098)
Net Asset Value, End of Period	$119.32	$120.75	$107.35	$91.41	$94.61

Total Return	2.05%	16.27%	21.40%	-0.02%	20.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,809	$2,689	$2,249	$1,581	$1,711
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.25%	3.33%	3.38%	3.39%	3.59%
Portfolio Turnover Rate[2]	4%	4%	3%	7%	7%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$60.58	$53.86	$45.86	$47.47	$40.80
Investment Operations
Net Investment Income	1.883[1]	1.863[1]	1.683	1.676	1.569
Net Realized and Unrealized Gain (Loss)
on Investments	(0.719)	6.698	7.974	(1.641)	6.656
Total from Investment Operations	1.164	8.561	9.657	.035	8.225
Distributions
Dividends from Net Investment Income	(1.884)	(1.841)	(1.657)	(1.645)	(1.555)
Distributions from Realized Capital Gains	------	------	------	------	------
Total Distributions	(1.884)	(1.841)	(1.657)	(1.645)	(1.555)
Net Asset Value, End of Period	$59.86	$60.58	$53.86	$45.86	$47.47

Total Return[2]	2.04%	16.24%	21.42%	-0.01%	20.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$868	$845	$704	$447	$442
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.25%	3.33%	3.38%	3.39%	3.59%
Portfolio Turnover Rate[3]	4%	4%	3%	7%	7%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of NetAssets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015--2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s

Utilities Index Fund

default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (‘‘Vanguard’’) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the ‘‘FSA’’) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $185,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1------Quoted prices in active markets for identical securities.

Level 2------Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3------Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At August 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Utilities Index Fund

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions and the expiration of capital loss carryforwards were reclassified to the following accounts:

Amount
($000)
Paid-in capital	107,751
Undistributed (Overdistributed) net investment income	------
Accumulated net realized gains (losses)	(107,751)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	21,505
Undistributed long-term gains	------
Capital loss carryforwards*	(19,154)
Net unrealized gains (losses)	224,390

* Includes $3,363,000, which may be used to offset future net capital gains through August 31, 2019, as well as capital losses of $15,791,000, which may be carried forward indefinitely but must be used before any expiring loss carryforwards.

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	3,450,590
Gross unrealized appreciation	341,042
Gross unrealized depreciation	(116,652)
Net unrealized appreciation (depreciation)	224,390

E. During the year ended August 31, 2018, the fund purchased $915,083,000 of investment securities and sold $727,057,000 of investment securities, other than temporary cash investments. Purchases and sales include $677,320,000 and $587,335,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	749,294	6,425	666,769	5,969
Issued in Lieu of Cash Distributions	------	------	------	------
Redeemed	(592,684)	(5,150)	(505,606)	(4,650)
Net Increase (Decrease)------ETF Shares	156,610	1,275	161,163	1,319
Admiral Shares
Issued	232,790	4,021	244,803	4,399
Issued in Lieu of Cash Distributions	21,216	364	19,033	342
Redeemed	(219,983)	(3,830)	(209,799)	(3,860)
Net Increase (Decrease)------Admiral Shares	34,023	555	54,037	881

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Communication Services Index Fund (formerly known as Vanguard Telecommunication Services Index Fund), Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund and Vanguard Utilities Index Fund

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Vanguard Communication Services Index Fund and statements of net assets of Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund and Vanguard Utilities Index Fund (ten of the funds constituting Vanguard World Fund, hereafter collectively referred to as the ‘‘Funds’’) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the ‘‘financial statements’’). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States ofAmerica.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (‘‘PCAOB’’) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 16, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for Vanguard U.S. Sector Index Funds

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Communication Services Index Fund	41,976
Consumer Discretionary Index Fund	34,876
Consumer Staples Index Fund	116,102
Energy Index Fund	141,803
Financials Index Fund	149,484
Health Care Index Fund	110,760
Industrials Index Fund	61,048
Information Technology Index Fund	194,878
Materials Index Fund	47,214
Utilities Index Fund	112,130

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Communication Services Index Fund	100.0%
Consumer Discretionary Index Fund	100.0
Consumer Staples Index Fund	100.0
Energy Index Fund	95.5
Financials Index Fund	93.1
Health Care Index Fund	99.3
Industrials Index Fund	98.6
Information Technology Index Fund	99.8
Materials Index Fund	97.5
Utilities Index Fund	100.0

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance------whether before or after taxes------does not guarantee future results.

Average Annual Total Returns: U.S. Sector Index Funds
Periods Ended August 31, 2018
	One Year	Five Years	Ten Years
Communication Services Index Fund ETF Shares
Returns Before Taxes	-3.50%	5.88%	6.98%
Returns After Taxes on Distributions	-4.43	4.94	6.26
Returns After Taxes on Distributions and Sale of Fund Shares	-1.47	4.52	5.61

	One Year	Five Years	Ten Years
Consumer Discretionary Index Fund ETF Shares
Returns Before Taxes	29.22%	15.73%	15.73%
Returns After Taxes on Distributions	28.83	15.34	15.41
Returns After Taxes on Distributions and Sale of Fund Shares	17.50	12.61	13.30

	One Year	Five Years	Ten Years
Consumer Staples Index Fund ETF Shares
Returns Before Taxes	2.60%	9.38%	10.10%
Returns After Taxes on Distributions	1.98	8.70	9.56
Returns After Taxes on Distributions and Sale of Fund Shares	1.97	7.35	8.28

	One Year	Five Years	Ten Years
Energy Index Fund ETF Shares
Returns Before Taxes	24.06%	0.31%	1.58%
Returns After Taxes on Distributions	23.17	-0.34	1.13
Returns After Taxes on Distributions and Sale of Fund Shares	14.79	0.18	1.23

	One Year	Five Years	Ten Years
Financials Index Fund ETF Shares
Returns Before Taxes	17.15%	14.62%	7.99%
Returns After Taxes on Distributions	16.63	14.01	7.46
Returns After Taxes on Distributions and Sale of Fund Shares	10.48	11.56	6.30

Average Annual Total Returns: U.S. Sector Index Funds
Periods Ended August 31, 2018
	One Year	Five Years	Ten Years
Health Care Index Fund ETF Shares
Returns Before Taxes	18.75%	16.08%	13.76%
Returns After Taxes on Distributions	18.37	15.70	13.42
Returns After Taxes on Distributions and Sale of Fund Shares	11.31	12.92	11.51

	One Year	Five Years	Ten Years
Industrials Index Fund ETF Shares
Returns Before Taxes	15.41%	13.71%	10.18%
Returns After Taxes on Distributions	14.96	13.22	9.79
Returns After Taxes on Distributions and Sale of Fund Shares	9.40	10.91	8.33

	One Year	Five Years	Ten Years
Information Technology Index Fund ETF Shares
Returns Before Taxes	35.52%	22.76%	15.50%
Returns After Taxes on Distributions	35.19	22.38	15.25
Returns After Taxes on Distributions and Sale of Fund Shares	21.19	18.61	13.10

	One Year	Five Years	Ten Years
Materials Index Fund ETF Shares
Returns Before Taxes	9.91%	10.37%	7.05%
Returns After Taxes on Distributions	9.47	9.83	6.61
Returns After Taxes on Distributions and Sale of Fund Shares	6.16	8.14	5.63

	One Year	Five Years	Ten Years
Utilities Index Fund ETF Shares
Returns Before Taxes	2.05%	11.67%	8.18%
Returns After Taxes on Distributions	1.27	10.78	7.41
Returns After Taxes on Distributions and Sale of Fund Shares	1.73	9.16	6.53

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways: o Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ‘‘Ending Account Value’’ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ‘‘Expenses Paid During Period.’’ o Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case------because the return used is not the fund’s actual return------the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a ‘‘salesload.’’ The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2018
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	2/28/2018	8/31/2018	Period[1]
Based on Actual Fund Return
Communication Services	ETF	$1,000.00	$1,017.59	$0.51
	Admiral	1,000.00	1,017.98	0.51
Consumer Discretionary	ETF	$1,000.00	$1,117.91	$0.53
	Admiral	1,000.00	1,117.94	0.53
Consumer Staples	ETF	$1,000.00	$1,032.29	$0.51
	Admiral	1,000.00	1,032.33	0.51
Energy	ETF	$1,000.00	$1,145.43	$0.54
	Admiral	1,000.00	1,145.48	0.54
Financials	ETF	$1,000.00	$1,002.88	$0.50
	Admiral	1,000.00	1,002.94	0.50
Health Care	ETF	$1,000.00	$1,130.00	$0.54
	Admiral	1,000.00	1,130.04	0.54
Industrials	ETF	$1,000.00	$1,033.47	$0.51
	Admiral	1,000.00	1,033.48	0.51
Information Technology	ETF	$1,000.00	$1,149.39	$0.54
	Admiral	1,000.00	1,149.47	0.54
Materials	ETF	$1,000.00	$1,009.14	$0.51
	Admiral	1,000.00	1,009.26	0.51
Utilities	ETF	$1,000.00	$1,120.22	$0.53
	Admiral	1,000.00	1,120.13	0.53
Based on Hypothetical 5% Yearly Return
Communication Services	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Consumer Discretionary	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Consumer Staples	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Energy	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Financials	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Health Care	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Industrials	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Information Technology	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Materials	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51
Utilities	ETF	$1,000.00	$1,024.70	$0.51
	Admiral	1,000.00	1,024.70	0.51

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.10% for the Communication Services Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Consumer Discretionary Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Consumer Staples Index Fund ETF

Shares and 0.10% for the Admiral Shares; 0.10% for the Energy Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Financials Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Health Care Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Industrials Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Information Technology Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Materials Index Fund ETF Shares and 0.10% for the Admiral Shares; 0.10% for the Utilities Index Fund ETF Shares and 0.10% for the Admiral Shares. The dollar amounts shown as ‘‘Expenses Paid’’ are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, and Vanguard Utilities Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information andtopics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique ‘‘at-cost’’ structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces ‘‘profits’’ only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ------at times significantly------from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Communication Services Spliced Index. MSCI US IMI/Telecommunication Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50 through May 2, 2018; MSCI US IMI/Communication Services 25/50 Transition Index thereafter.

Consumer DiscretionarySpliced Index. MSCI US IMI/Consumer Discretionary through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 through May 2, 2018; MSCI USIMI/ConsumerDiscretionary 25/50 TransitionIndex thereafter.

Information Technology Spliced Index. MSCI US IMI/Information Technology Index through February 26, 2010; MSCI US IMI/Information Technology 25/50 Index through May 2, 2018; MSCI US IMI/Information Technology 25/50 Transition Index thereafter.

Spliced US IMI/Consumer Staples 25/50. MSCI US IMI/Consumer Staples through February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.

Spliced US IMI/Energy 25/50. MSCI US IMI/Energy through February 26, 2010; MSCI US IMI/Energy 25/50 thereafter.

Spliced US IMI/Financials 25/50. MSCI US IMI/Financials through February 26, 2010; MSCI US IMI/Financials 25/50 thereafter.

Spliced US IMI/Health Care 25/50. MSCI US IMI/Health Care through February 26, 2010; MSCI US IMI/Health Care 25/50 thereafter.

Spliced US IMI/Industrials 25/50. MSCI US IMI/Industrials through February 26, 2010; MSCI US IMI/Industrials 25/50 thereafter.

Spliced US IMI/Materials 25/50. MSCI US IMI/Materials through February 26, 2010; MSCI US IMI/Materials 25/50 thereafter.

Spliced US IMI/Utilities 25/50. MSCI US IMI/Utilities through February 26, 2010; MSCI US IMI/Utilities 25/50 thereafter.

The Global Industry Classification Standard (‘‘GICS’’) was developed by and is the exclusive property and a service mark of MSCI Inc. (‘‘MSCI’’) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (‘‘S&P’’), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010---present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009---present) of each of the investment companies served by Vanguard, and director (2008---present) of Vanguard. Chief executive officer and president (2008---2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995---2008) of Vanguard, and director (1997---2018) of Vanguard Marketing Corporation. Director (2018---present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018---present) of Vanguard; chief executive officer, president, and trustee (January 2018---present) of each of the investment companies served by Vanguard; president and director (2017---present) of Vanguard; and president (February 2018---present) of Vanguard Marketing Corporation. Chief investment officer (2013---2017), managing director (2002---2017), head of the Retail Investor Group (2006---2012), and chief information officer (2001---2006) of Vanguard. Chairman of the board (2011---2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009 -2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004---present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997---2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997---2006), controller (1995---1997), treasurer (1991---1995), and assistant treasurer (1989---1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008---2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004---2013), senior vice president and general manager (2002 -2004) of IBM Global Financing, vice president and controller (1998 -2002) of IBM, and a variety of other prior managementroles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989---present) and vice president (1996---present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010---present) and chief executive officer (2011---present) of The Guardian Life Insurance Company of America. Chief operating officer (2010---2011) and executive vice president (2008---2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of theMuseum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014---2017) of the United States Department of the Treasury. Governor (2010---2014) of the Federal Reserve Board. Commissioner (2007---2010) of financial regulation for the State of Maryland. Member of the board of directors (2012---2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

1 Mr. McNabb and Mr. Buckley are considered ‘‘interested persons,’’ as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000 -2010) and Dow Corning (2001---2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001---2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017---present), treasurer (2015---2017), controller (2010---2015), and assistant controller (2001---2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017---present) of each of the investment companies served by Vanguard. Partner (2005---2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal ofVanguard. Chief compliance officer (2017---present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017---present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011---2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal ofVanguard. Chief financial officer (2008---present) and treasurer (1998 -2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal ofVanguard. Controller (2015---present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008---2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016---present) of Vanguard. Secretary (2016---present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016---present) of Vanguard. Director and senior vice president (2016---2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014---2016) at Citigroup. Counsel (2003---2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017---present) and treasurer (2017) ofeach of the investment companies served byVanguard. Managing director (2016---present) of Vanguard. Chief financial officer (2016---present) of Vanguard. Director (2016---present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006---2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996---2009
Chief Executive Officer and President, 1996---2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974---1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc., a
Direct Investor Account Services > 800-662-2739	Thomson Reuters Company, or Morningstar, Inc., unless
Institutional Investor Services > 800-523-1036	otherwise noted.

Text Telephone for People	You can obtain a free copy of Vanguard’s proxy voting
Who Are Deaf or Hard of Hearing > 800-749-7273	guidelines by visiting vanguard.com/proxyreporting or
by calling Vanguard at 800-662-2739. The guidelines
are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either vanguard.com/proxyreporting or sec.gov.
fund only if preceded or accompanied by the
fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. The prospectus or the Statement of Additional	copies of this information, for a fee, by sending a
Information contains a more detailed description of the	request in either of two ways: via e-mail addressed to
limited relationship MSCI has with Vanguard and any	publicinfo@sec.gov or via regular mail addressed to the
related funds.	Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

Source for Bloomberg Barclays indexes: Bloomberg
Index Services Limited. Copyright 2018, Bloomberg.
All rights reserved.

© 2018 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q4830 102018

Annual Report | August 31, 2018

Vanguard Extended Duration Treasury
Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Fund Profile.	5
Performance Summary.	6
Financial Statements.	9
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• ETF Shares of Vanguard Extended Duration Treasury Index Fund returned –3.24% for the 12 months ended August 31, 2018. This result was lower than that of the fund’s benchmark index (–2.77%).

• The fund is designed for those seeking to moderate changes in the ratio of long-term assets to liabilities. Because the fund invests in zero-coupon U.S. Treasury securities with maturities ranging from 20 to 30 years, it may exhibit substantial short-term volatility and is best used by long-term investors.

• During the year, yields rose and prices mostly declined as investors remained concerned about the threat of inflation and the possibility that the Federal Reserve would more aggressively raise interest rates.

• The fund’s return trailed the average return of general Treasury securities because the broader Treasury market includes a wider range of maturities. In general, the longer-term securities that the fund invests in are more sensitive to rising interest rates.

Total Returns: Fiscal Year Ended August 31, 2018
	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Extended Duration Treasury Index Fund
ETF Shares	2.99%
Market Price				-3.23%
Net Asset Value				-3.24
Institutional Shares	3.00	2.75%	-5.98%	-3.23
Institutional Plus Shares	3.02	2.77	-5.97	-3.20
Bloomberg Barclays U.S. Treasury STRIPS 20–30 Year
Equal Par Bond Index				-2.77
General U.S. Treasury Funds Average				-2.66

General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Total Returns: Ten Years Ended August 31, 2018
Average
Annual Return
Extended Duration Treasury Index Fund ETF Shares	7.62%
Bloomberg Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	7.81
General U.S. Treasury Funds Average	3.83
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Institutional	Peer Group
	Shares	Shares	Plus Shares	Average
Extended Duration Treasury Index Fund	0.07%	0.06%	0.04%	0.37%

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the fund’s expense ratios were 0.07% for ETF Shares, 0.06% for Institutional Shares, and 0.04% for Institutional Plus Shares.

Peer group: General U.S. Treasury Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
September 13, 2018

		Average Annual Total Returns
Market Barometer		Periods Ended August 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.82%	15.84%	14.36%
Russell 2000 Index (Small-caps)	25.45	16.11	13.00
Russell 3000 Index (Broad U.S. market)	20.25	15.86	14.25
FTSE All-World ex US Index (International)	3.51	8.31	5.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.05%	1.76%	2.49%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.49	2.71	4.12
FTSE Three-Month U. S. Treasury Bill Index	1.49	0.74	0.44

CPI
Consumer Price Index	2.70%	1.90%	1.52%

4

Extended Duration Treasury Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
			Institutional
	ETF	Institutional	Plus
	Shares	Shares	Shares
Ticker Symbol	EDV	VEDTX	VEDIX
Expense Ratio[1]	0.07%	0.06%	0.04%
30-Day SEC Yield	2.99%	3.00%	3.02%

Financial Attributes
		Bloomberg
		Barclays
		Treasury
		STRIPS
		20–30 Year
	Fund	Index
Number of Bonds	81	78
Yield to Maturity (before
expenses)	3.0%	3.0%
Average Coupon	0.0%	0.0%
Average Duration	24.5 years	24.8 years
Average Effective
Maturity	24.9 years	24.7 years
Short-Term Reserves	0.1%	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Bloomberg
Barclays
Treasury
STRIPS
20–30 Year
Index
R-Squared	0.99
Beta	1.03

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
10 - 20 Years	0.7%
20 - 30 Years	99.3

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.07% for ETF Shares, 0.06% for Institutional Shares, and 0.04% for Institutional Plus Shares.

5

Extended Duration Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2008, Through August 31, 2018
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2018
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Extended Duration Treasury Index Fund
	ETF Shares Net Asset Value	-3.24%	7.76%	7.62%	$20,833
	Extended Duration Treasury Index Fund
	ETF Shares Market Price	-3.23	7.75	7.61	20,783
	Bloomberg Barclays U.S. Treasury
• •	STRIPS 20–30 Year Equal Par Bond
	Index	-2.77	7.73	7.81	21,212
–	General U.S. Treasury Funds Average	-2.66	2.69	3.83	14,562

General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Extended Duration Treasury Index Fund
Institutional Shares	-3.71%	7.67%	7.59%	$10,391,292
Bloomberg Barclays U.S. Treasury STRIPS
20–30 Year Equal Par Bond Index	-2.77	7.73	7.81	10,606,137

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

See Financial Highlights for dividend and capital gains information.

6

Extended Duration Treasury Index Fund

		Average Annual Total Returns
	Periods Ended August 31, 2018
			Since	Final Value
	One	Five	Inception	of a $100,000,000
	Year	Years	(8/28/2013)	Investment
Extended Duration Treasury Index Fund
Institutional Plus Shares	-3.68%	7.70%	7.98%	$146,864,508
Bloomberg Barclays U.S. Treasury STRIPS
20–30 Year Equal Par Bond Index	-2.77	7.73	8.23	148,631,037

"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standard.

Cumulative Returns of ETF Shares: August 31, 2008, Through August 31, 2018

	One	Five	Ten
	Year	Years	Years
Extended Duration Treasury Index Fund ETF Shares
Market Price	-3.23%	45.26%	108.26%
Extended Duration Treasury Index Fund ETF Shares
Net Asset Value	-3.24	45.30	108.33
Bloomberg Barclays U.S. Treasury STRIPS 20–30
Year Equal Par Bond Index	-2.77	45.13	112.12

Fiscal-Year Total Returns (%): August 31, 2008, Through August 31, 2018
		Bloomberg
		Barclays
		Treasury
		STRIPS
		20–30 Year
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2009	7.98%	8.39%
2010	20.80	21.48
2011	1.33	1.99
2012	37.90	36.86
2013	-21.34	-20.48
2014	24.17	23.70
2015	5.90	6.38
2016	25.30	24.92
2017	-8.86	-9.20
2018	-3.24	-2.77

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

7

Extended Duration Treasury Index Fund

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	12/6/2007
Market Price		0.80%	6.78%			8.01%
Net Asset Value		0.58	6.70			7.93
Institutional Shares	11/28/2007	0.58	6.73	3.59	4.37	7.96
Fee-Adjusted Returns		0.08	6.62			7.90
Institutional Plus Shares	8/28/2013	0.61	—	3.34[1]	5.15[1]	8.49[1]
Fee-Adjusted Returns		0.11	—			8.37[1]
1 Return since inception.

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

8

Extended Duration Treasury Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (100.0%)
U. S. Government Securities (100.0%)
United States Treasury Strip Coupon	0.000%	8/15/38	26,568	14,525
United States Treasury Strip Coupon	0.000%	11/15/38	70,335	38,080
United States Treasury Strip Coupon	0.000%	2/15/39	74,790	40,164
United States Treasury Strip Coupon	0.000%	5/15/39	62,155	33,103
United States Treasury Strip Coupon	0.000%	8/15/39	68,980	36,430
United States Treasury Strip Coupon	0.000%	11/15/39	71,795	37,664
United States Treasury Strip Coupon	0.000%	2/15/40	59,520	30,960
United States Treasury Strip Coupon	0.000%	5/15/40	29,240	15,072
United States Treasury Strip Coupon	0.000%	8/15/40	54,130	27,674
United States Treasury Strip Coupon	0.000%	11/15/40	59,260	30,084
United States Treasury Strip Coupon	0.000%	2/15/41	64,365	32,399
United States Treasury Strip Coupon	0.000%	5/15/41	56,445	28,165
United States Treasury Strip Coupon	0.000%	8/15/41	58,280	28,839
United States Treasury Strip Coupon	0.000%	11/15/41	48,959	24,055
United States Treasury Strip Coupon	0.000%	2/15/42	57,755	28,115
United States Treasury Strip Coupon	0.000%	5/15/42	59,375	28,695
United States Treasury Strip Coupon	0.000%	8/15/42	49,300	23,626
United States Treasury Strip Coupon	0.000%	11/15/42	57,225	27,200
United States Treasury Strip Coupon	0.000%	2/15/43	65,290	30,768
United States Treasury Strip Coupon	0.000%	5/15/43	74,090	34,707
United States Treasury Strip Coupon	0.000%	8/15/43	40,020	18,600
United States Treasury Strip Coupon	0.000%	11/15/43	46,125	21,286
United States Treasury Strip Coupon	0.000%	2/15/44	56,095	25,725
United States Treasury Strip Coupon	0.000%	5/15/44	59,590	27,109
United States Treasury Strip Coupon	0.000%	8/15/44	57,550	25,947
United States Treasury Strip Coupon	0.000%	11/15/44	34,625	15,505
United States Treasury Strip Coupon	0.000%	2/15/45	42,820	19,025
United States Treasury Strip Coupon	0.000%	5/15/45	47,695	21,042
United States Treasury Strip Coupon	0.000%	8/15/45	51,260	22,446
United States Treasury Strip Coupon	0.000%	11/15/45	55,520	24,147
United States Treasury Strip Coupon	0.000%	2/15/46	40,990	17,684
United States Treasury Strip Coupon	0.000%	5/15/46	41,070	17,589
United States Treasury Strip Coupon	0.000%	8/15/46	37,240	15,850
United States Treasury Strip Coupon	0.000%	11/15/46	46,570	19,690
United States Treasury Strip Coupon	0.000%	2/15/47	35,085	14,728

9

Extended Duration Treasury Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Strip Coupon	0.000%	5/15/47	24,220	10,085
United States Treasury Strip Coupon	0.000%	8/15/47	41,500	17,142
United States Treasury Strip Coupon	0.000%	11/15/47	39,045	15,990
United States Treasury Strip Coupon	0.000%	2/15/48	55,945	22,824
United States Treasury Strip Coupon	0.000%	5/15/48	2,950	1,196
United States Treasury Strip Coupon	0.000%	8/15/48	5,050	2,036
United States Treasury Strip Principal	0.000%	2/15/39	59,435	32,559
United States Treasury Strip Principal	0.000%	5/15/39	52,665	28,587
United States Treasury Strip Principal	0.000%	8/15/39	37,125	19,972
United States Treasury Strip Principal	0.000%	11/15/39	39,540	21,101
United States Treasury Strip Principal	0.000%	2/15/40	45,545	24,089
United States Treasury Strip Principal	0.000%	5/15/40	47,645	24,954
United States Treasury Strip Principal	0.000%	8/15/40	37,950	19,687
United States Treasury Strip Principal	0.000%	11/15/40	45,170	23,235
United States Treasury Strip Principal	0.000%	2/15/41	23,200	11,839
United States Treasury Strip Principal	0.000%	5/15/41	32,660	16,503
United States Treasury Strip Principal	0.000%	8/15/41	28,765	14,412
United States Treasury Strip Principal	0.000%	11/15/41	27,105	13,472
United States Treasury Strip Principal	0.000%	2/15/42	26,280	12,951
United States Treasury Strip Principal	0.000%	5/15/42	34,225	16,727
United States Treasury Strip Principal	0.000%	8/15/42	55,305	26,767
United States Treasury Strip Principal	0.000%	11/15/42	60,580	29,107
United States Treasury Strip Principal	0.000%	2/15/43	65,470	31,206
United States Treasury Strip Principal	0.000%	5/15/43	46,285	21,920
United States Treasury Strip Principal	0.000%	8/15/43	48,950	22,991
United States Treasury Strip Principal	0.000%	11/15/43	48,380	22,553
United States Treasury Strip Principal	0.000%	2/15/44	61,320	28,389
United States Treasury Strip Principal	0.000%	5/15/44	62,420	28,689
United States Treasury Strip Principal	0.000%	8/15/44	64,460	29,395
United States Treasury Strip Principal	0.000%	11/15/44	54,315	24,586
United States Treasury Strip Principal	0.000%	2/15/45	55,960	25,112
United States Treasury Strip Principal	0.000%	5/15/45	60,340	26,917
United States Treasury Strip Principal	0.000%	8/15/45	85,145	37,657
United States Treasury Strip Principal	0.000%	11/15/45	89,965	39,535
United States Treasury Strip Principal	0.000%	2/15/46	57,160	24,874
United States Treasury Strip Principal	0.000%	5/15/46	60,010	25,921
United States Treasury Strip Principal	0.000%	8/15/46	63,800	27,379
United States Treasury Strip Principal	0.000%	11/15/46	104,735	44,643
United States Treasury Strip Principal	0.000%	2/15/47	106,660	45,173
United States Treasury Strip Principal	0.000%	5/15/47	85,865	36,037
United States Treasury Strip Principal	0.000%	8/15/47	79,240	32,977
United States Treasury Strip Principal	0.000%	11/15/47	64,785	26,769
United States Treasury Strip Principal	0.000%	2/15/48	74,525	30,584
United States Treasury Strip Principal	0.000%	5/15/48	89,500	36,521
United States Treasury Strip Principal	0.000%	8/15/48	15,050	6,094
Total U.S. Government and Agency Obligations (Cost $1,985,689)				1,977,855

			Shares
Temporary Cash Investment (0.1%)
1 Vanguard Market Liquidity Fund (Cost $1,018)	2.153%		10,174	1,018
Total Investments (100.1%) (Cost $1,986,707)				1,978,873

Extended Duration Treasury Index Fund

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	98
Receivables for Investment Securities Sold	45,741
Receivables for Accrued Income	1
Receivables for Capital Shares Issued	133
Total Other Assets	45,973
Liabilities
Payables for Investment Securities Purchased	(46,561)
Payables to Vanguard	(423)
Total Liabilities	(46,984)
Net Assets (100%)	1,977,862

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,977,902
Undistributed Net Investment Income	9,537
Accumulated Net Realized Losses	(1,743)
Unrealized Appreciation (Depreciation)	(7,834)
Net Assets	1,977,862

ETF Shares—Net Assets
Applicable to 5,800,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	657,669
Net Asset Value Per Share—ETF Shares	$113.39

Institutional Shares—Net Assets
Applicable to 22,979,447 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	787,129
Net Asset Value Per Share—Institutional Shares	$34.25

Institutional Plus Shares—Net Assets
Applicable to 6,199,478 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	533,064
Net Asset Value Per Share—Institutional Plus Shares	$85.99

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.
11

Extended Duration Treasury Index Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Interest[1]	52,711
Total Income	52,711
Expenses
The Vanguard Group—Note B
Investment Advisory Services	55
Management and Administrative—ETF Shares	301
Management and Administrative—Institutional Shares	362
Management and Administrative—Institutional Plus Shares	160
Marketing and Distribution—ETF Shares	35
Marketing and Distribution—Institutional Shares	16
Marketing and Distribution—Institutional Plus Shares	5
Custodian Fees	22
Auditing Fees	37
Shareholders’ Reports and Proxy—ETF Shares	43
Shareholders’ Reports and Proxy—Institutional Shares	—
Shareholders’ Reports and Proxy—Institutional Plus Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,037
Expenses Paid Indirectly	(20)
Net Expenses	1,017
Net Investment Income	51,694
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	17,957
Futures Contracts	30
Realized Net Gain (Loss)	17,987
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(134,305)
Net Increase (Decrease) in Net Assets Resulting from Operations	(64,624)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $5,000, $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2 Includes $19,465,000 of net gain(loss) resulting from in-kind redemptions; such gain(loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.
12

Extended Duration Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	51,694	40,957
Realized Net Gain (Loss)	17,987	30,442
Change in Unrealized Appreciation (Depreciation)	(134,305)	(175,684)
Net Increase (Decrease) in Net Assets Resulting from Operations	(64,624)	(104,285)
Distributions
Net Investment Income
ETF Shares	(16,702)	(14,774)
Institutional Shares	(19,467)	(17,360)
Institutional Plus Shares	(14,255)	(8,156)
Realized Capital Gain[1]
ETF Shares	(1,545)	(9,446)
Institutional Shares	(1,694)	(12,810)
Institutional Plus Shares	(1,371)	(4,467)
Total Distributions	(55,034)	(67,013)
Capital Share Transactions
ETF Shares	77,251	90,045
Institutional Shares	147,075	94,096
Institutional Plus Shares	201,519	126,155
Net Increase (Decrease) from Capital Share Transactions	425,845	310,296
Total Increase (Decrease)	306,187	138,998
Net Assets
Beginning of Period	1,671,675	1,532,677
End of Period[2]	1,977,862	1,671,675

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $41,000 and $372,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,537,000 and $8,267,000.

See accompanying Notes, which are an integral part of the Financial Statements.
13

Extended Duration Treasury Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$120.92	$139.77	$116.00	$113.24	$95.57
Investment Operations
Net Investment Income	3.353[1]	3.383[1]	3.420	3.524	3.311
Net Realized and Unrealized Gain (Loss)
on Investments [2]	(7.272)	(16.377)	25.019	3.113	18.824
Total from Investment Operations	(3.919)	(12.994)	28.439	6.637	22.135
Distributions
Dividends from Net Investment Income	(3.314)	(3.402)	(3.414)	(3.506)	(3.236)
Distributions from Realized Capital Gains	(.297)	(2.454)	(1.255)	(.371)	(1.229)
Total Distributions	(3.611)	(5.856)	(4.669)	(3.877)	(4.465)
Net Asset Value, End of Period	$113.39	$120.92	$139.77	$116.00	$113.24

Total Return	-3.24%	-8.86%	25.30%	5.90%	24.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$658	$623	$615	$365	$249
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.93%	2.90%	2.77%	2.93%	3.59%
Portfolio Turnover Rate [3]	18%	18%	20%	16%	17%

1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $0.07, $0.16, $0.06, $0.05, and $0.19.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$36.52	$42.20	$35.02	$34.18	$28.85
Investment Operations
Net Investment Income	1.016[1]	1.024[1]	1.036	1.069	1.006
Net Realized and Unrealized Gain (Loss)
on Investments [2]	(2.191)	(4.934)	7.558	.947	5.678
Total from Investment Operations	(1.175)	(3.910)	8.594	2.016	6.684
Distributions
Dividends from Net Investment Income	(1.005)	(1.030)	(1.035)	(1.064)	(.983)
Distributions from Realized Capital Gains	(. 090)	(.740)	(. 379)	(.112)	(. 371)
Total Distributions	(1.095)	(1.770)	(1.414)	(1.176)	(1.354)
Net Asset Value, End of Period	$34.25	$36.52	$42.20	$35.02	$34.18

Total Return[3]	-3.23%	-8.86%	25.33%	5.89%	24.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$787	$682	$660	$484	$529
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.08%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.94%	2.91%	2.78%	2.95%	3.61%
Portfolio Turnover Rate [4]	18%	18%	20%	16%	17%

1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $0.02, $0.05, $0.02, $0.01, and $0.06.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$91.68	$105.93	$87.92	$85.80	$72.42
Investment Operations
Net Investment Income	2.568 [1]	2.588 [1]	2.620	2.701	2.542
Net Realized and Unrealized Gain (Loss)
on Investments [2]	(5.492)	(12.375)	18.958	2.389	14.260
Total from Investment Operations	(2.924)	(9.787)	21.578	5.090	16.802
Distributions
Dividends from Net Investment Income	(2.541)	(2.603)	(2.616)	(2.688)	(2.491)
Distributions from Realized Capital Gains	(. 225)	(1.860)	(. 952)	(. 282)	(. 931)
Total Distributions	(2.766)	(4.463)	(3.568)	(2.970)	(3.422)
Net Asset Value, End of Period	$85.99	$91.68	$105.93	$87.92	$85.80

Total Return[3]	-3.20%	-8.84%	25.34%	5.93%	24.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$533	$367	$258	$250	$324
Ratio of Total Expenses to Average Net Assets	0.04%	0.04%	0.04%	0.06%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.96%	2.93%	2.80%	2.97%	3.63%
Portfolio Turnover Rate [4]	18%	18%	20%	16%	17%

1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $0.06, $0.12, $0.05, $0.04, and $0.15.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Extended Duration Treasury Index Fund

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Institutional Shares, and Institutional Plus Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearing-house is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearing-house imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at August 31, 2018.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

17

Extended Duration Treasury Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $98,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

18

Extended Duration Treasury Index Fund

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2018, custodian fee offset arrangements reduced the fund’s expenses by $20,000 (an annual rate of 0.00% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,977,855	—
Temporary Cash Investments	1,018	—	—
Total	1,018	1,977,855	—

E. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent difference primarily attributable to the accounting for in-kind redemptions was reclassified to the following accounts:

Amount
($000)
Paid-in capital	19,465
Undistributed (Overdistributed) net investment income	—
Accumulated net realized gains (losses)	(19,465)

19

Extended Duration Treasury Index Fund

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the deferral of capital losses and/or post-October capital losses. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	9,639
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(1,478)
Net unrealized gains (losses)	(7,834)

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	1,986,707
Gross unrealized appreciation	33,936
Gross unrealized depreciation	(41,770)
Net unrealized appreciation (depreciation)	(7,834)

F. During the year ended August 31, 2018, the fund purchased $878,625,000 of investment securities and sold $509,218,000 of investment securities, other than temporary cash investments. Purchases and sales include $454,594,000 and $194,744,000 respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

20

Extended Duration Treasury Index Fund

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	272,760	2,400	247,808	2,050
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(195,509)	(1,750)	(157,763)	(1,300)
Net Increase (Decrease)—ETF Shares	77,251	650	90,045	750
Institutional Shares
Issued[1]	175,785	5,120	309,551	9,150
Issued in Lieu of Cash Distributions	20,957	603	28,772	853
Redeemed	(49,667)	(1,417)	(244,227)	(6,974)
Net Increase (Decrease)—Institutional Shares	147,075	4,306	94,096	3,029
Institutional Plus Shares
Issued[1]	188,992	2,053	122,255	1,517
Issued in Lieu of Cash Distributions	15,626	179	12,623	148
Redeemed	(3,099)	(36)	(8,723)	(93)
Net Increase (Decrease)—Institutional Plus Shares	201,519	2,196	126,155	1,572
1 Includes purchase fees for fiscal 2018 and 2017 of $1,274,000 and $2,236,000, respectively (fund totals).

H. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Extended Duration Treasury Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Extended Duration Treasury Index Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 16, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

22

Special 2018 tax information (unaudited) for Vanguard Extended Duration Treasury Index Fund

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $4,569,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended August 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	2/28/2018	8/31/2018	Period
Based on Actual Fund Return
ETF Shares	$1,000.00	$1,045.38	$0.36
Institutional Shares	1,000.00	1,045.52	0.31
Institutional Plus Shares	1,000.00	1,045.67	0.21
Based on Hypothetical 5% Yearly Return
ETF Shares	$1,000.00	$1,024.85	$0.36
Institutional Shares	1,000.00	1,024.90	0.31
Institutional Plus Shares	1,000.00	1,025.00	0.20

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.07% for ETF Shares, 0.06% for Institutional Shares, and 0.04% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Extended Duration Treasury Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

26

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

28

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

29

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index (the Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Extended Duration Treasury Index Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Extended Duration Treasury Index Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Extended Duration Treasury Index Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Extended Duration Treasury Index Fund or the owners of the Extended Duration Treasury Index Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Extended Duration Treasury Index Fund. Investors acquire the Extended Duration Treasury Index Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Extended Duration Treasury Index Fund. The Extended Duration Treasury Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Extended Duration Treasury Index Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Extended Duration Treasury Index Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Extended Duration Treasury Index Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Extended Duration Treasury Index Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Extended Duration Treasury Index Fund.

30

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Extended Duration Treasury Index Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Extended Duration Treasury Index Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR

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31

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12750 102018

Annual Report | August 31, 2018

Vanguard Mega Cap Index Funds

Vanguard Mega Cap Index Fund
Vanguard Mega Cap Growth Index Fund
Vanguard Mega Cap Value Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	4
Mega Cap Index Fund.	6
Mega Cap Growth Index Fund.	23
Mega Cap Value Index Fund.	40
Your Fund’s After-Tax Returns.	58
About Your Fund’s Expenses.	59
Trustees Approve Advisory Arrangements.	61
Glossary.	63

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Growth stocks generally outpaced value stocks over the 12 months ended August 31, 2018, a trend reflected in the performance of the Vanguard Mega Cap Index Funds.

• Returns exceeded 16% for the Mega Cap Value Index Fund and 24% for the Mega Cap Growth Index Fund. The Mega Cap Index Fund, which holds both value and growth stocks, returned more than 20%.

• Each fund closely tracked its target index. The Mega Cap Index and Mega Cap Value Index Funds had higher average returns than their large-capitalization fund peers; the Mega Cap Growth Index Fund trailed slightly.

• Technology holdings contributed the most to all three funds, followed by financials for the Mega Cap Value Index Fund and consumer services for the Mega Cap Index and Mega Cap Growth Index Funds.

• The funds’ consumer goods holdings had negative returns. Utilities also dimmed for the Mega Cap Index and Mega Cap Value Index Funds.

Total Returns: Fiscal Year Ended August 31, 2018
Total
Returns
Vanguard Mega Cap Index Fund
ETF Shares
Market Price	20.29%
Net Asset Value	20.25
Institutional Shares	20.26
CRSP US Mega Cap Index	20.28
Large-Cap Core Funds Average	17.58
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Mega Cap Growth Index Fund
ETF Shares
Market Price	24.39%
Net Asset Value	24.38
Institutional Shares	24.39
CRSP US Mega Cap Growth Index	24.42
Large-Cap Growth Funds Average	25.16
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Mega Cap Value Index Fund
ETF Shares
Market Price	16.73%
Net Asset Value	16.71
Institutional Shares	16.71
CRSP US Mega Cap Value Index	16.75
Large-Cap Value Funds Average	14.09

Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Ten Years Ended August 31, 2018
Average
Annual Return
Mega Cap Index Fund ETF Shares Net Asset Value	10.84%
Spliced Mega Cap Index	10.92
Large-Cap Core Funds Average	9.22
For a benchmark description, see the Glossary.
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Mega Cap Growth Index Fund ETF Shares Net Asset Value	12.35%
Spliced Mega Cap Growth Index	12.44
Large-Cap Growth Funds Average	10.98
For a benchmark description, see the Glossary.
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Mega Cap Value Index Fund ETF Shares Net Asset Value	9.51%
Spliced Mega Cap Value Index	9.56
Large-Cap Value Funds Average	8.26

For a benchmark description, see the Glossary.

Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

2

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
Mega Cap Index Fund	0.07%	0.06%	1.03%
Mega Cap Growth Index Fund	0.07	0.06	1.10
Mega Cap Value Index Fund	0.07	0.06	1.04

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were: for the Mega Cap Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; for the Mega Cap Growth Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; and for the Mega Cap Value Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the Mega Cap Index Fund, Large-Cap Core Funds; for the Mega Cap Growth Index Fund, Large-Cap Growth Funds; and for the Mega Cap Value Index Fund, Large-Cap Value Funds.

3

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

4

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
September 13, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.82%	15.84%	14.36%
Russell 2000 Index (Small-caps)	25.45	16.11	13.00
Russell 3000 Index (Broad U.S. market)	20.25	15.86	14.25
FTSE All-World ex US Index (International)	3.51	8.31	5.82

Bonds
Bloomberg Barclays U. S. Aggregate Bond Index
(Broad taxable market)	-1.05%	1.76%	2.49%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.49	2.71	4.12
FTSE Three-Month U. S. Treasury Bill Index	1.49	0.74	0.44

CPI
Consumer Price Index	2.70%	1.90%	1.52%

5

Mega Cap Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	MGC	VMCTX
Expense Ratio[1]	0.07%	0.06%
30-Day SEC Yield	1.91%	1.92%

Portfolio Characteristics
			DJ
		CRSP US	U.S. Total
		Mega Cap	Market
	Fund	Index	FA Index
Number of Stocks	262	260	3,745
Median Market Cap	$145.3B	$145.3B	$71.0B
Price/Earnings Ratio	21.4x	21.4x	21.0x
Price/Book Ratio	3.4x	3.4x	3.2x
Return on Equity	16.2%	16.2%	15.0%
Earnings Growth
Rate	7.7%	7.8%	8.4%
Dividend Yield	1.8%	1.8%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	4%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
		CRSP US	U.S. Total
		Mega Cap	Market
	Fund	Index	FA Index
Basic Materials	1.8%	1.8%	2.4%
Consumer Goods	7.4	7.4	7.6
Consumer Services	14.4	14.4	13.5
Financials	18.2	18.2	19.7
Health Care	14.3	14.3	13.2
Industrials	10.7	10.7	12.8
Oil & Gas	5.6	5.6	5.6
Technology	23.0	23.0	20.7
Telecommunications	2.3	2.3	1.8
Utilities	2.3	2.3	2.7

Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Volatility Measures
		DJ
	CRSP US	U.S. Total
	Mega Cap	Market
	Index	FA Index
R-Squared	1.00	0.98
Beta	1.00	0.98

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	4.8%
Microsoft Corp.	Software	4.1
Amazon.com Inc.	Broadline Retailers	3.9
Alphabet Inc.	Internet	3.4
Facebook Inc.	Internet	2.0
JPMorgan Chase & Co.	Banks	1.9
Berkshire Hathaway Inc.	Reinsurance	1.8
Johnson & Johnson	Pharmaceuticals	1.7
Exxon Mobil Corp.	Integrated Oil & Gas	1.6
Bank of America Corp.	Banks	1.4
Top Ten		26.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.07% for ETF Shares and 0.06% for Institutional Shares.

6

Mega Cap Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2008, Through August 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Mega Cap Index Fund*ETF Shares Net
Asset Value	20.25%	14.66%	10.84%	$27,986
Mega Cap Index Fund*ETF Shares
Market Price	20.29	14.66	10.84	27,978
Spliced Mega Cap Index	20.28	14.73	10.92	28,197
Large-Cap Core Funds Average	17.58	12.49	9.22	24,161
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.26	14.21	10.94	28,246

For a benchmark description, see the Glossary.
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Mega Cap Index Fund Institutional Shares	20.26%	14.68%	10.86%	$14,024,006
Spliced Mega Cap Index	20.28	14.73	10.92	14,098,646
Dow Jones U.S. Total Stock Market Float Adjusted
Index	20.26	14.21	10.94	14,123,149

See Financial Highlights for dividend and capital gains information.

7

Mega Cap Index Fund

Cumulative Returns of ETF Shares: August 31, 2008, Through August 31, 2018
	One	Five	Ten
	Year	Years	Years
Mega Cap Index Fund ETF Shares Market Price	20.29%	98.22%	179.78%
Mega Cap Index Fund ETF Shares Net Asset Value	20.25	98.18	179.86
Spliced Mega Cap Index	20.28	98.81	181.97

Fiscal-Year Total Returns (%): August 31, 2008, Through August 31, 2018

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
ETF Shares	12/17/2007
Market Price		14.90%	13.55%	10.16%
Net Asset Value		14.88	13.53	10.15
Institutional Shares	2/22/2008	14.88	13.55	10.17

8

Mega Cap Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.7%)[1]
Basic Materials (1.8%)
DowDuPont Inc.	183,308	12,855
Praxair Inc.	22,673	3,587
Ecolab Inc.	20,492	3,084
Air Products & Chemicals
Inc.	17,303	2,877
LyondellBasell Industries
NV Class A	24,747	2,791
PPG Industries Inc.	19,683	2,176
International Paper Co.	32,794	1,677
Nucor Corp.	25,231	1,577
		30,624
Consumer Goods (7.3%)
Procter & Gamble Co.	198,618	16,475
Coca-Cola Co.	302,297	13,473
PepsiCo Inc.	111,948	12,539
Philip Morris International
Inc.	122,784	9,564
Altria Group Inc.	149,473	8,747
NIKE Inc. Class B	101,196	8,318
Mondelez International Inc.
Class A	116,572	4,980
Colgate-Palmolive Co.	68,911	4,576
Activision Blizzard Inc.	57,011	4,110
General Motors Co.	100,330	3,617
Kimberly-Clark Corp.	27,496	3,177
^,* Tesla Inc.	10,039	3,028
Ford Motor Co.	308,440	2,924
Kraft Heinz Co.	48,200	2,809
* Electronic Arts Inc.	24,254	2,751
Constellation Brands Inc.
Class A	12,625	2,629
Estee Lauder Cos. Inc.
Class A	17,713	2,482
VF Corp.	25,003	2,304
Archer-Daniels-Midland Co.	44,022	2,219
General Mills Inc.	46,705	2,149

			Market
			Value•
		Shares	($000)
*	Monster Beverage Corp.	33,204	2,022
	Stanley Black & Decker Inc.	12,245	1,721
	Kellogg Co.	22,012	1,580
	Brown-Forman Corp.
	Class B	22,084	1,153
	Hershey Co.	11,142	1,120
	Aptiv plc	10,464	921
	Tyson Foods Inc. Class A	11,610	729
			122,117
Consumer Services (14.4%)
*	Amazon.com Inc.	32,615	65,645
	Home Depot Inc.	91,116	18,293
	Comcast Corp. Class A	362,356	13,404
	Walt Disney Co.	111,777	12,521
*	Netflix Inc.	32,637	12,000
	Walmart Inc.	116,560	11,173
	McDonald’s Corp.	61,952	10,050
	Costco Wholesale Corp.	34,681	8,085
*	Booking Holdings Inc.	3,828	7,471
	Lowe’s Cos. Inc.	62,012	6,744
	CVS Health Corp.	80,308	6,042
	Starbucks Corp.	103,516	5,533
	TJX Cos. Inc.	46,964	5,165
	Walgreens Boots Alliance
	Inc.	66,613	4,567
*	Charter Communications
	Inc. Class A	13,189	4,094
	Twenty-First Century Fox
	Inc. Class A	83,927	3,810
	Target Corp.	42,066	3,681
	Delta Air Lines Inc.	49,821	2,913
	Sysco Corp.	36,905	2,761
	Marriott International Inc.
	Class A	20,955	2,650
*	eBay Inc.	74,437	2,576
	Southwest Airlines Co.	41,053	2,517
	Dollar General Corp.	21,266	2,291
	Yum! Brands Inc.	25,455	2,212

9

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
*	O’Reilly Automotive Inc.	6,511	2,184
	McKesson Corp.	16,259	2,093
	Las Vegas Sands Corp.	31,153	2,038
	Kroger Co.	63,378	1,996
	Carnival Corp.	31,725	1,951
	Hilton Worldwide Holdings
	Inc.	23,482	1,823
	Twenty-First Century Fox
	Inc.	37,554	1,686
	Ross Stores Inc.	15,076	1,444
	CBS Corp. Class B	25,998	1,378
	American Airlines Group Inc.	33,476	1,355
	Cardinal Health Inc.	24,713	1,290
	Omnicom Group Inc.	17,970	1,246
*	AutoZone Inc.	1,081	829
*	United Continental Holdings
	Inc.	9,284	812
^	Sirius XM Holdings Inc.	88,107	626
	AmerisourceBergen Corp.
	Class A	6,597	594
*	DISH Network Corp. Class A	8,605	304
	CBS Corp. Class A	100	5
			239,852
Financials (18.2%)
	JPMorgan Chase & Co.	268,884	30,809
*	Berkshire Hathaway Inc.
	Class B	146,917	30,664
	Bank of America Corp.	760,676	23,528
	Visa Inc. Class A	141,068	20,721
	Wells Fargo & Co.	346,379	20,256
	Mastercard Inc. Class A	73,212	15,782
	Citigroup Inc.	201,327	14,342
	US Bancorp	123,256	6,669
	Goldman Sachs Group Inc.	26,841	6,383
	American Express Co.	54,371	5,762
	American Tower Corp.	34,890	5,203
	Morgan Stanley	104,671	5,111
	PNC Financial Services
	Group Inc.	35,200	5,053
	Charles Schwab Corp.	95,723	4,862
	Chubb Ltd.	34,950	4,727
	CME Group Inc.	26,922	4,704
	Simon Property Group Inc.	24,455	4,476
	BlackRock Inc.	8,826	4,228
	S&P Global Inc.	19,860	4,112
	Capital One Financial Corp.	38,411	3,806
	American International
	Group Inc.	70,837	3,766
	Bank of New York Mellon
	Corp.	71,873	3,748
	Crown Castle International
	Corp.	32,691	3,728
	Intercontinental Exchange
	Inc.	45,696	3,483

	Marsh & McLennan Cos.
	Inc.	40,210	3,403
	Prologis Inc.	49,654	3,336
	Prudential Financial Inc.	33,258	3,268
	BB&T Corp.	61,432	3,174
	Progressive Corp.	46,088	3,112
	MetLife Inc.	64,223	2,947
	Aflac Inc.	61,164	2,828
	Travelers Cos. Inc.	21,313	2,805
	Aon plc	19,242	2,801
	Allstate Corp.	27,824	2,798
	Equinix Inc.	6,244	2,723
	SunTrust Banks Inc.	36,729	2,702
	Public Storage	11,724	2,492
	State Street Corp.	27,288	2,372
	Discover Financial Services	27,517	2,150
	T. Rowe Price Group Inc.	18,226	2,112
	Weyerhaeuser Co.	59,775	2,075
	Equity Residential	29,093	1,971
	Welltower Inc.	29,401	1,961
	Northern Trust Corp.	16,942	1,821
	Synchrony Financial	56,646	1,794
	Ventas Inc.	28,173	1,687
	Ameriprise Financial Inc.	11,431	1,623
	Boston Properties Inc.	12,250	1,598
	Fifth Third Bancorp	54,286	1,598
*	Berkshire Hathaway Inc.
	Class A	5	1,579
	TD Ameritrade Holding
	Corp.	22,468	1,316
	AvalonBay Communities Inc.	5,383	987
	Franklin Resources Inc.	25,533	810
	Interactive Brokers Group
	Inc.	5,392	335
	Loews Corp.	33	2
			302,103
Health Care (14.3%)
	Johnson & Johnson	211,793	28,526
	UnitedHealth Group Inc.	75,858	20,365
	Pfizer Inc.	462,027	19,183
	Merck & Co. Inc.	212,438	14,571
	AbbVie Inc.	119,650	11,484
	Amgen Inc.	52,260	10,442
	Medtronic plc	107,123	10,328
	Abbott Laboratories	138,324	9,246
	Eli Lilly & Co.	77,511	8,189
	Bristol-Myers Squibb Co.	129,118	7,818
	Gilead Sciences Inc.	102,700	7,777
	Thermo Fisher Scientific Inc.	31,807	7,605
*	Biogen Inc.	16,660	5,889
	Becton Dickinson and Co.	21,094	5,524
*	Celgene Corp.	57,247	5,407
	Anthem Inc.	20,170	5,340
	Aetna Inc.	25,780	5,163

10

Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
	Allergan plc	26,805	5,139
*	Intuitive Surgical Inc.	8,985	5,032
*	Illumina Inc.	11,577	4,108
	Stryker Corp.	23,597	3,998
*	Express Scripts Holding Co.	44,359	3,904
*	Boston Scientific Corp.	109,171	3,882
*	Vertex Pharmaceuticals Inc.	20,104	3,707
	Humana Inc.	10,855	3,618
	Cigna Corp.	19,174	3,611
	Zoetis Inc.	38,272	3,467
	Baxter International Inc.	40,244	2,993
	HCA Healthcare Inc.	22,046	2,957
*	Regeneron Pharmaceuticals
	Inc.	6,269	2,550
*	Alexion Pharmaceuticals Inc. 16,649		2,035
	Zimmer Biomet Holdings Inc.	16,013	1,980
*	Mylan NV	38,724	1,515
			237,353
Industrials (10.6%)
	Boeing Co.	46,031	15,779
	3M Co.	46,869	9,886
	Honeywell International Inc.	58,971	9,380
	Union Pacific Corp.	60,862	9,167
	General Electric Co.	686,329	8,881
	Accenture plc Class A	50,776	8,585
*	PayPal Holdings Inc.	89,174	8,233
	United Technologies Corp.	59,990	7,901
	United Parcel Service Inc.
	Class B	54,506	6,698
	Caterpillar Inc.	47,214	6,556
	Lockheed Martin Corp.	19,161	6,139
	Danaher Corp.	49,566	5,132
	CSX Corp.	65,648	4,869
	Automatic Data Processing
	Inc.	33,066	4,853
	FedEx Corp.	18,962	4,626
	Raytheon Co.	22,682	4,524
	Northrop Grumman Corp.	13,797	4,118
	Norfolk Southern Corp.	22,320	3,880
	General Dynamics Corp.	19,922	3,853
	Emerson Electric Co.	49,755	3,818
	Deere & Co.	25,523	3,670
	Illinois Tool Works Inc.	24,072	3,343
	Waste Management Inc.	34,182	3,107
	Sherwin-Williams Co.	6,697	3,051
	Eaton Corp. plc	34,572	2,874
	Fidelity National Information
	Services Inc.	26,110	2,824
	Johnson Controls
	International plc	73,022	2,758
	TE Connectivity Ltd.	27,547	2,526
	Fortive Corp.	24,748	2,078
	Ingersoll-Rand plc	19,510	1,976
	PACCAR Inc.	27,773	1,900

	Paychex Inc.	25,514	1,869
	Parker-Hannifin Corp.	10,495	1,843
	Rockwell Automation Inc.	9,943	1,799
	Cummins Inc.	12,337	1,749
	Agilent Technologies Inc.	25,427	1,717
	Republic Services Inc.
	Class A	16,951	1,244
			177,206
Oil & Gas (5.5%)
	Exxon Mobil Corp.	334,447	26,813
	Chevron Corp.	150,983	17,885
	Schlumberger Ltd.	109,360	6,907
	ConocoPhillips	92,437	6,788
	EOG Resources Inc.	45,682	5,401
	Occidental Petroleum Corp.	60,523	4,834
	Valero Energy Corp.	34,001	4,008
	Phillips 66	33,090	3,922
	Marathon Petroleum Corp.	36,373	2,993
	Anadarko Petroleum Corp.	40,705	2,621
	Kinder Morgan Inc./DE	147,884	2,618
	Halliburton Co.	65,592	2,616
	Pioneer Natural Resources
	Co.	13,474	2,354
	Williams Cos. Inc.	65,401	1,935
	Baker Hughes a GE Co.	16,475	543
	Apache Corp.	25	1
			92,239
Technology (23.0%)
	Apple Inc.	349,383	79,530
	Microsoft Corp.	606,770	68,158
*	Facebook Inc. Class A	189,454	33,293
*	Alphabet Inc. Class A	23,443	28,877
*	Alphabet Inc. Class C	23,529	28,663
	Intel Corp.	368,076	17,826
	Cisco Systems Inc.	371,452	17,744
	NVIDIA Corp.	43,163	12,115
	Oracle Corp.	225,582	10,959
	International Business
	Machines Corp.	72,501	10,620
*	Adobe Systems Inc.	38,935	10,260
	Texas Instruments Inc.	77,273	8,685
*	salesforce.com Inc.	55,721	8,507
	QUALCOMM Inc.	109,956	7,555
	Broadcom Inc.	32,447	7,107
*	Micron Technology Inc.	91,654	4,814
	Intuit Inc.	19,280	4,231
	Cognizant Technology
	Solutions Corp. Class A	46,284	3,630
	Applied Materials Inc.	82,808	3,562
	HP Inc.	129,434	3,191
	Analog Devices Inc.	29,245	2,891
	Lam Research Corp.	12,920	2,236
	Corning Inc.	65,607	2,199
	DXC Technology Co.	22,457	2,046

11

	Mega Cap Index Fund

			Market
			Value•
		Shares	($000)
	Hewlett Packard Enterprise
	Co.	120,693	1,995
*	VMware Inc. Class A	5,855	897
*	Snap Inc.	20,432	223
			381,814
	Telecommunications (2.3%)
	AT&T Inc.	573,805	18,327
	Verizon Communications
	Inc.	326,323	17,742
*	T-Mobile US Inc.	23,467	1,550
*	Sprint Corp.	48,569	297
			37,916
	Utilities (2.3%)
	NextEra Energy Inc.	37,195	6,327
	Duke Energy Corp.	55,301	4,493
	Dominion Energy Inc.	51,531	3,647
	Southern Co.	80,118	3,507
	Exelon Corp.	76,186	3,330
	American Electric Power Co.
	Inc.	38,957	2,794
	Sempra Energy	20,813	2,416
	Public Service Enterprise
	Group Inc.	39,830	2,085
	Consolidated Edison Inc.	24,589	1,941
	Xcel Energy Inc.	40,288	1,936
	PG&E Corp.	40,790	1,884
	PPL Corp.	59,349	1,765
	Edison International	25,856	1,699
			37,824
	Total Common Stocks
	(Cost $1,001,218)		1,659,048
Temporary Cash Investments (0.2%)[1]
	Money Market Fund (0.1%)
[2,3]	Vanguard Market
	Liquidity Fund,
	2.153%	16,640	1,664

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
	United States Treasury
	Bill, 1.916%, 9/6/18	150	150
4	United States Treasury
	Bill, 2.099%, 12/27/18	100	99
	United States Treasury
	Bill, 2.194%, 1/24/19	1,000	992
			1,241
Total Temporary Cash Investments
	(Cost $2,905)		2,905
	Total Investments (99.9%)
	(Cost $1,004,123)		1,661,953

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	83
Receivables for Accrued Income	3,252
Variation Margin Receivable—
Futures Contracts	—
Other Assets	166
Total Other Assets	3,501
Liabilities
Payables for Investment Securities
Purchased	(2)
Collateral for Securities on Loan	(1,662)
Payables to Vanguard	(428)
Total Liabilities	(2,092)
Net Assets (100%)	1,663,362

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,026,563
Undistributed Net Investment Income	6,282
Accumulated Net Realized Losses	(27,430)
Unrealized Appreciation (Depreciation)
Investment Securities	657,830
Futures Contracts	117
Net Assets	1,663,362

12

Mega Cap Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 15,375,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,541,557
Net Asset Value Per Share—
ETF Shares	$100.26

Institutional Shares—Net Assets
Applicable to 616,161 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	121,805
Net Asset Value Per Share—
Institutional Shares	$197.68

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $1,560,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,662,000 of collateral received for securities on loan.
4 Securities with a value of $99,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2018	36	5,224	117

See accompanying Notes, which are an integral part of the Financial Statements.

13

Mega Cap Index Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Dividends	30,425
Interest[1]	16
Securities Lending—Net	41
Total Income	30,482
Expenses
The Vanguard Group—Note B
Investment Advisory Services	228
Management and Administrative—ETF Shares	319
Management and Administrative—Institutional Shares	48
Marketing and Distribution—ETF Shares	55
Marketing and Distribution—Institutional Shares	4
Custodian Fees	41
Auditing Fees	34
Shareholders’ Reports—ETF Shares	322
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,052
Net Investment Income	29,430
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	26,305
Futures Contracts	333
Realized Net Gain (Loss)	26,638
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	222,882
Futures Contracts	57
Change in Unrealized Appreciation (Depreciation)	222,939
Net Increase (Decrease) in Net Assets Resulting from Operations	279,007

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $11,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2 Includes $30,142,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Mega Cap Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,430	26,751
Realized Net Gain (Loss)	26,638	59,057
Change in Unrealized Appreciation (Depreciation)	222,939	111,792
Net Increase (Decrease) in Net Assets Resulting from Operations	279,007	197,600
Distributions
Net Investment Income
ETF Shares	(26,493)	(23,592)
Institutional Shares	(2,518)	(2,482)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(29,011)	(26,074)
Capital Share Transactions
ETF Shares	80,628	20,632
Institutional Shares	(31,572)	(18,190)
Net Increase (Decrease) from Capital Share Transactions	49,056	2,442
Total Increase (Decrease)	299,052	173,968
Net Assets
Beginning of Period	1,364,310	1,190,342
End of Period[1]	1,663,362	1,364,310

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,282,000 and $5,863,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Mega Cap Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$85.02	$74.19	$67.35	$68.69	$55.99
Investment Operations
Net Investment Income	1.790[1]	1.676[1]	1.582	1.399	1.250
Net Realized and Unrealized Gain (Loss)
on Investments	15.214	10.788	6.793	(1.377)	12.687
Total from Investment Operations	17.004	12.464	8.375	.022	13.937
Distributions
Dividends from Net Investment Income	(1.764)	(1.634)	(1.535)	(1.362)	(1.237)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.764)	(1.634)	(1.535)	(1.362)	(1.237)
Net Asset Value, End of Period	$100.26	$85.02	$74.19	$67.35	$68.69

Total Return	20.25%	17.01%	12.61%	-0.05%	25.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,542	$1,233	$1,057	$970	$810
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.09%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.93%	2.12%	2.23%	2.02%	2.00%
Portfolio Turnover Rate[2]	4%	6%	7%	8%	6%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mega Cap Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$167.62	$146.25	$132.77	$135.41	$110.38
Investment Operations
Net Investment Income	3.513[1]	3.362[1]	3.117	2.798	2.498
Net Realized and Unrealized Gain (Loss)
on Investments	30.038	21.220	13.419	(2.717)	25.000
Total from Investment Operations	33.551	24.582	16.536	.081	27.498
Distributions
Dividends from Net Investment Income	(3.491)	(3.212)	(3.056)	(2.721)	(2.468)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.491)	(3.212)	(3.056)	(2.721)	(2.468)
Net Asset Value, End of Period	$197.68	$167.62	$146.25	$132.77	$135.41

Total Return	20.26%	17.02%	12.63%	-0.01%	25.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$122	$132	$133	$298	$314
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.94%	2.13%	2.24%	2.05%	2.03%
Portfolio Turnover Rate[2]	4%	6%	7%	8%	6%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mega Cap Index Fund

Notes to Financial Statements

Vanguard Mega Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

18

Mega Cap Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

19

Mega Cap Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $83,000, representing 0.00% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,659,048	—	—
Temporary Cash Investments	1,664	1,241	—
Futures Contracts—Assets[1]	—	—	—
Total	1,660,712	1,241	—
1 Represents variation margin on the last day of the reporting period.

20

Mega Cap Index Fund

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions and the expiration of capital loss carryforwards were reclassified to the following accounts:

Amount
($000)
Paid-in capital	17,566
Undistributed (Overdistributed) net investment income	—
Accumulated net realized gains (losses)	(17,566)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	6,654
Undistributed long-term gains	—
Capital loss carryforwards*	(27,314)
Net unrealized gains (losses)	657,830

* Includes $6,203,000, which may be used to offset future net capital gains through August 31, 2019 as well as capital losses of $21,111,000, which may be carried forward indefinitely but must be used before any expiring loss carryforwards.

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	1,004,123
Gross unrealized appreciation	681,133
Gross unrealized depreciation	(23,303)
Net unrealized appreciation (depreciation)	657,830

21

Mega Cap Index Fund

E. During the year ended August 31, 2018, the fund purchased $166,787,000 of investment securities and sold $116,909,000 of investment securities, other than temporary cash investments. Purchases and sales include $111,218,000 and $63,955,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $13,738,000 and $13,229,000 respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	146,233	1,575	131,455	1,625
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(65,605)	(700)	(110,823)	(1,375)
Net Increase (Decrease)—ETF Shares	80,628	875	20,632	250
Institutional Shares
Issued	5,389	31	58,691	359
Issued in Lieu of Cash Distributions	1,242	7	2,482	16
Redeemed	(38,203)	(207)	(79,363)	(501)
Net Increase (Decrease)—Institutional Shares	(31,572)	(169)	(18,190)	(126)

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

22

Mega Cap Growth Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	MGK	VMGAX
Expense Ratio[1]	0.07%	0.06%
30-Day SEC Yield	1.29%	1.30%

Portfolio Characteristics
		CRSP US	DJ
		Mega Cap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	124	120	3,745
Median Market Cap	$125.9B	$129.2B	$71.0B
Price/Earnings Ratio	26.1x	26.5x	21.0x
Price/Book Ratio	6.5x	6.6x	3.2x
Return on Equity	19.8%	19.8%	15.0%
Earnings Growth
Rate	13.9%	13.9%	8.4%
Dividend Yield	1.2%	1.2%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	9%	—	—
Short-Term Reserves	1.7%	—	—

Sector Diversification (% of equity exposure)
		CRSP US	DJ
		Mega Cap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Basic Materials	1.1%	1.0%	2.4%
Consumer Goods	7.2	7.0	7.6
Consumer Services	22.7	23.9	13.5
Financials	11.9	11.7	19.7
Health Care	11.0	10.8	13.2
Industrials	12.1	11.9	12.8
Oil & Gas	2.9	2.9	5.6
Technology	30.9	30.6	20.7
Telecommunications	0.2	0.2	1.8
Utilities	0.0	0.0	2.7

Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Volatility Measures
	CRSP US	DJ
	Mega Cap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	1.00	0.86
Beta	1.00	1.05

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	10.1%
Alphabet Inc.	Internet	7.3
Amazon.com Inc.	Broadline Retailers	6.7
Facebook Inc.	Internet	4.0
Visa Inc.	Consumer Finance	2.6
Home Depot Inc.	Home Improvement
	Retailers	2.3
Mastercard Inc.	Consumer Finance	2.0
Boeing Co.	Aerospace	2.0
Comcast Corp.	Broadcasting &
	Entertainment	1.7
Walt Disney Co.	Broadcasting &
	Entertainment	1.6
Top Ten		40.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.07% for ETF Shares and 0.06% for Institutional Shares.

23

Mega Cap Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2008, Through August 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Mega Cap Growth Index Fund*ETF
Shares Net Asset Value	24.38%	16.93%	12.35%	$32,042
Mega Cap Growth Index Fund*ETF
Shares Market Price	24.39	16.93	12.34	32,017
Spliced Mega Cap Growth Index	24.42	17.01	12.44	32,309
Large-Cap Growth Funds Average	25.16	15.69	10.98	28,341
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.26	14.21	10.94	28,246

For a benchmark description, see the Glossary.
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Mega Cap Growth Index Fund Institutional Shares	24.39%	16.94%	12.37%	$16,043,854
Spliced Mega Cap Growth Index	24.42	17.01	12.44	16,154,361
Dow Jones U.S. Total Stock Market Float Adjusted
Index	20.26	14.21	10.94	14,123,149

See Financial Highlights for dividend and capital gains information.

24

Mega Cap Growth Index Fund

Cumulative Returns of ETF Shares: August 31, 2008, Through August 31, 2018
	One	Five	Ten
	Year	Years	Years
Mega Cap Growth Index Fund ETF Shares Market
Price	24.39%	118.57%	220.17%
Mega Cap Growth Index Fund ETF Shares Net
Asset Value	24.38	118.57	220.42
Spliced Mega Cap Growth Index	24.42	119.34	223.09

Fiscal-Year Total Returns (%): August 31, 2008, Through August 31, 2018

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
ETF Shares	12/17/2007
Market Price		20.55%	16.11%	11.61%
Net Asset Value		20.53	16.09	11.61
Institutional Shares	4/3/2008	20.54	16.10	11.62

25

Mega Cap Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.9%)[1]
Basic Materials (1.0%)
	Praxair Inc.	121,153	19,165
	Ecolab Inc.	109,448	16,470
	Nucor Corp.	134,253	8,391
			44,026
Consumer Goods (7.0%)
	Philip Morris International
	Inc.	655,901	51,088
	Altria Group Inc.	798,685	46,739
	NIKE Inc. Class B	541,250	44,491
	Colgate-Palmolive Co.	367,677	24,418
	Activision Blizzard Inc.	304,908	21,984
*	Tesla Inc.	53,680	16,193
	Kraft Heinz Co.	256,934	14,972
*	Electronic Arts Inc.	129,419	14,677
	Constellation Brands Inc.
	Class A	67,291	14,010
	Estee Lauder Cos. Inc.
	Class A	94,588	13,254
*	Monster Beverage Corp.	178,013	10,839
	Stanley Black & Decker
	Inc.	65,024	9,138
	Brown-Forman Corp.
	Class B	118,526	6,189
	Hershey Co.	59,740	6,005
	Coca-Cola Co.	1,847	82
	Aptiv plc	115	10
			294,089
Consumer Services (22.2%)
*	Amazon.com Inc.	139,245	280,260
	Home Depot Inc.	486,549	97,684
	Comcast Corp. Class A	1,937,375	71,664
	Walt Disney Co.	597,468	66,928
*	Netflix Inc.	174,285	64,081
	McDonald’s Corp.	331,344	53,754
	Costco Wholesale Corp.	185,133	43,160
*	Booking Holdings Inc.	20,366	39,745
	Lowe’s Cos. Inc.	331,100	36,007

	Starbucks Corp.	553,483	29,584
	TJX Cos. Inc.	251,070	27,610
*	Charter Communications
	Inc. Class A	70,100	21,759
	Marriott International Inc.
	Class A	111,705	14,127
	Southwest Airlines Co.	220,280	13,503
	Dollar General Corp.	113,403	12,217
	Yum! Brands Inc.	136,394	11,851
*	O’Reilly Automotive Inc.	34,499	11,572
	Hilton Worldwide Holdings
	Inc.	126,213	9,797
	Ross Stores Inc.	80,050	7,667
	Las Vegas Sands Corp.	83,395	5,456
	Carnival Corp.	84,248	5,180
*	AutoZone Inc.	5,671	4,349
^	Sirius XM Holdings Inc.	471,182	3,345
	Walgreens Boots Alliance
	Inc.	402	28
	CBS Corp. Class B	160	9
			931,337
Financials (11.7%)
	Visa Inc. Class A	753,417	110,669
	Mastercard Inc. Class A	391,172	84,321
	American Tower Corp.	186,271	27,777
	Charles Schwab Corp.	512,720	26,041
	Simon Property Group Inc.	130,597	23,903
	BlackRock Inc.	47,307	22,663
	S&P Global Inc.	105,976	21,942
	Crown Castle International
	Corp.	174,897	19,944
	Intercontinental Exchange
	Inc.	244,181	18,614
	Marsh & McLennan Cos.
	Inc.	214,418	18,146
	Prologis Inc.	265,433	17,832
	Aon plc	103,080	15,004
	Equinix Inc.	33,528	14,623
	Public Storage	62,477	13,281
	T. Rowe Price Group Inc.	97,248	11,270

26

Mega Cap Growth Index Fund

			Market
			Value•
		Shares	($000)
	Weyerhaeuser Co.	319,952	11,106
	Boston Properties Inc.	65,173	8,502
	TD Ameritrade Holding Corp.	119,925	7,024
	AvalonBay Communities Inc.	29,201	5,352
	Welltower Inc.	78,751	5,253
	Ventas Inc.	75,524	4,522
	Interactive Brokers Group
	Inc.	28,495	1,771
			489,560
Health Care (10.7%)
	AbbVie Inc.	639,368	61,367
	Medtronic plc	571,907	55,138
	Bristol-Myers Squibb Co.	689,911	41,774
	Thermo Fisher Scientific Inc.	169,789	40,597
*	Biogen Inc.	89,030	31,471
	Becton Dickinson and Co.	112,823	29,545
*	Celgene Corp.	306,106	28,912
*	Intuitive Surgical Inc.	47,767	26,749
*	Illumina Inc.	62,019	22,006
	Stryker Corp.	126,074	21,361
*	Boston Scientific Corp.	581,849	20,691
*	Vertex Pharmaceuticals Inc.	107,467	19,817
	Zoetis Inc.	204,109	18,492
*	Regeneron Pharmaceuticals
	Inc.	33,480	13,618
*	Alexion Pharmaceuticals Inc.	89,145	10,897
	Baxter International Inc.	108,048	8,035
			450,470
Industrials (11.9%)
	Boeing Co.	245,745	84,239
	3M Co.	250,507	52,837
	Union Pacific Corp.	325,066	48,962
	Accenture plc Class A	271,360	45,879
*	PayPal Holdings Inc.	476,133	43,961
	United Parcel Service Inc.
	Class B	290,989	35,757
	Lockheed Martin Corp.	102,398	32,809
	Automatic Data Processing
	Inc.	176,445	25,893
	Illinois Tool Works Inc.	128,601	17,860
	Sherwin-Williams Co.	35,564	16,202
	Fidelity National Information
	Services Inc.	139,548	15,095
	Danaher Corp.	132,530	13,722
	FedEx Corp.	50,784	12,389
	Raytheon Co.	60,547	12,076
	Fortive Corp.	132,381	11,117
	Paychex Inc.	136,483	9,997
	Rockwell Automation Inc.	52,951	9,582
	Agilent Technologies Inc.	135,951	9,182
			497,559
Oil & Gas (2.9%)
	Schlumberger Ltd.	584,679	36,928
	EOG Resources Inc.	244,452	28,902

	Occidental Petroleum
	Corp.	322,881	25,789
	Anadarko Petroleum Corp.	217,381	13,999
	Pioneer Natural Resources
	Co.	71,891	12,559
	Baker Hughes a GE Co.	87,326	2,879
			121,056
Technology (30.3%)
	Apple Inc.	1,866,440	424,858
*	Facebook Inc. Class A	962,351	169,114
*	Alphabet Inc. Class A	126,077	155,302
*	Alphabet Inc. Class C	125,091	152,385
	NVIDIA Corp.	230,590	64,722
*	Adobe Systems Inc.	207,888	54,781
	Texas Instruments Inc.	413,279	46,453
*	salesforce.com Inc.	297,953	45,491
	Broadcom Inc.	173,224	37,941
*	Micron Technology Inc.	489,028	25,684
	Intuit Inc.	102,763	22,553
	Cognizant Technology
	Solutions Corp. Class A	247,076	19,378
	Applied Materials Inc.	442,993	19,057
	Analog Devices Inc.	155,936	15,414
	Lam Research Corp.	69,206	11,979
*	VMware Inc. Class A	30,997	4,751
*,^	Snap Inc.	109,315	1,191
			1,271,054
Telecommunications (0.2%)
*	T-Mobile US Inc.	125,297	8,275
Total Common Stocks
(Cost $2,621,214)			4,107,426
Temporary Cash Investments (2.0%)[1]
Money Market Fund (2.0%)
[2,3]	Vanguard Market
	Liquidity Fund,
	2.153%	820,480	82,064

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
4	United States Treasury
	Bill, 1.982%,
	10/18/18	500	499
4	United States Treasury
	Bill, 2.022%,
	11/15/18	400	398
			897
Total Temporary Cash Investments
(Cost $82,949)			82,961
Total Investments (99.9%)
(Cost $2,704,163)			4,190,387

27

Mega Cap Growth Index Fund

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	207
Receivables for Accrued Income	3,806
Receivables for Capital Shares Issued	9
Variation Margin Receivable—
Futures Contracts	—
Unrealized Appreciation—Swap Contracts	4,495
Total Other Assets	8,517
Liabilities
Payables for Investment Securities
Purchased	(108)
Collateral for Securities on Loan	(2,811)
Payables to Vanguard	(724)
Unrealized Deppreciation—Swap Contracts	(198)
Total Liabilities	(3,841)
Net Assets (100%)	4,195,063

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	2,770,160
Undistributed Net Investment Income	7,707
Accumulated Net Realized Losses	(73,596)
Unrealized Appreciation (Depreciation)
Investment Securities	1,486,224
Futures Contracts	271
Swap Contracts	4,297
Net Assets	4,195,063

Amount
($000)
ETF Shares—Net Assets
Applicable to 32,489,005 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,151,637
Net Asset Value Per Share—
ETF Shares	$127.79

Institutional Shares—Net Assets
Applicable to 171,105 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	43,426
Net Asset Value Per Share—
Institutional Shares	$253.80

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $2,512,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts and swap
contracts. After giving effect to futures and swap
investments, the fund’s effective common stock and
temporary cash investment positions represent 99.9% and
0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $2,811,000 of collateral received for securities
on loan.
4 Securities with a value of $498,000 have been segregated as initial margin for open futures contracts.

28

Mega Cap Growth Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
					($000)
					Value and
			Number of		Unrealized
			Long (Short)	Notional	Appreciation
		Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2018		54	7,836	271

Total Return Swaps
					Value and
				Fixed/Floating	Unrealized
			Notional	Net Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)[1]	($000)
Amazon.com Inc.	11/01/18	GSI	28,239	(2.260%)	1,926
Amazon.com Inc.	11/01/18	GSI	37,653	(2.260%)	2,569
Facebook Inc. Class A	11/06/18	GSI	8,977	(2.260%)	(198)
					4,297
GSI—Goldman Sachs International.
1 Payment received/paid monthly.

At August 31, 2018, a counterparty had deposited in segregated accounts cash of $3,800,000 in connection with open swap contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Mega Cap Growth Index Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Dividends	49,074
Interest[1]	280
Securities Lending—Net	238
Total Income	49,592
Expenses
The Vanguard Group—Note B
Investment Advisory Services	546
Management and Administrative—ETF Shares	1,588
Management and Administrative—Institutional Shares	15
Marketing and Distribution—ETF Shares	153
Marketing and Distribution—Institutional Shares	1
Custodian Fees	51
Auditing Fees	34
Shareholders’ Reports—ETF Shares	153
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	2
Total Expenses	2,543
Net Investment Income	47,049
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	161,447
Futures Contracts	822
Swap Contracts	(463)
Realized Net Gain (Loss)	161,806
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	579,523
Futures Contracts	191
Swap Contracts	4,297
Change in Unrealized Appreciation (Depreciation)	584,011
Net Increase (Decrease) in Net Assets Resulting from Operations	792,866

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $266,000, $1,000, and $12,000, respectively. Purchases and sales are for temporary cash investment purposes.
2 Includes $173,296,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Mega Cap Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	47,049	38,027
Realized Net Gain (Loss)	161,806	75,317
Change in Unrealized Appreciation (Depreciation)	584,011	406,493
Net Increase (Decrease) in Net Assets Resulting from Operations	792,866	519,837
Distributions
Net Investment Income
ETF Shares	(45,748)	(36,619)
Institutional Shares	(494)	(456)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(46,242)	(37,075)
Capital Share Transactions
ETF Shares	278,307	410,367
Institutional Shares	538	(1,412)
Net Increase (Decrease) from Capital Share Transactions	278,845	408,955
Total Increase (Decrease)	1,025,469	891,717
Net Assets
Beginning of Period	3,169,594	2,277,877
End of Period[1]	4,195,063	3,169,594

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,707,000 and $7,363,000.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Mega Cap Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$104.09	$87.15	$80.22	$79.16	$62.69
Investment Operations
Net Investment Income	1.485[1]	1.351[1]	1.269	1.148	.994
Net Realized and Unrealized Gain (Loss)
on Investments	23.677	16.920	6.897	1.013	16.475
Total from Investment Operations	25.162	18.271	8.166	2.161	17.469
Distributions
Dividends from Net Investment Income	(1.462)	(1.331)	(1.236)	(1.101)	(.999)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.462)	(1.331)	(1.236)	(1.101)	(.999)
Net Asset Value, End of Period	$127.79	$104.09	$87.15	$80.22	$79.16

Total Return	24.38%	21.17%	10.28%	2.70%	28.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,152	$3,135	$2,247	$1,928	$1,520
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.09%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.29%	1.43%	1.55%	1.43%	1.40%
Portfolio Turnover Rate[2]	9%	8%	12%	9%	11%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Mega Cap Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$206.74	$173.07	$159.31	$157.21	$124.49
Investment Operations
Net Investment Income	2.963[1]	2.699[1]	2.528	2.293	1.978
Net Realized and Unrealized Gain (Loss)
on Investments	47.023	33.622	13.693	2.011	32.732
Total from Investment Operations	49.986	36.321	16.221	4.304	34.710
Distributions
Dividends from Net Investment Income	(2.926)	(2.651)	(2.461)	(2.204)	(1.990)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.926)	(2.651)	(2.461)	(2.204)	(1.990)
Net Asset Value, End of Period	$253.80	$206.74	$173.07	$159.31	$157.21

Total Return	24.39%	21.20%	10.28%	2.71%	28.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$43	$35	$30	$35	$15
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.08%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.30%	1.44%	1.56%	1.44%	1.41%
Portfolio Turnover Rate[2]	9%	8%	12%	9%	11%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Mega Cap Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease

34

Mega Cap Growth Index Fund

in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended August 31, 2018, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening

35

Mega Cap Growth Index Fund

of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs);

36

Mega Cap Growth Index Fund

the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $207,000, representing 0.00% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,107,426	—	—
Temporary Cash Investments	82,064	897	—
Futures Contracts—Assets[1]	—	—	—
Swap Contracts—Assets	—	4,495	—
Swap Contracts—Liabilities	—	(198)	—
Total	4,189,490	5,194	—
1 Represents variation margin on the last day of the reporting period.

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified to the following accounts:

Amount
($000)
Paid-in capital	173,296
Undistributed (Overdistributed) net investment income	(463)
Accumulated net realized gains (losses)	(172,833)

37

Mega Cap Growth Index Fund

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts and swap agreements. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	12,587
Undistributed long-term gains	—
Capital loss carryforwards*	(73,325)
Net unrealized gains (losses)	1,486,224

* Includes $4,562,000, which may be used to offset future net capital gains through August 31, 2019, as well as capital losses of $68,763,000, which may be carried forward indefinitely but must be used before any expiring loss carryforwards.

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	2,704,163
Gross unrealized appreciation	1,526,039
Gross unrealized depreciation	(39,815)
Net unrealized appreciation (depreciation)	1,486,224

E. During the year ended August 31, 2018, the fund purchased $918,368,000 of investment securities and sold $712,702,000 of investment securities, other than temporary cash investments. Purchases and sales include $600,199,000 and $358,154,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $119,609,000 and $186,908,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

38

Mega Cap Growth Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	649,537	5,625	601,999	6,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(371,230)	(3,250)	(191,632)	(1,975)
Net Increase (Decrease)—ETF Shares	278,307	2,375	410,367	4,325
Institutional Shares
Issued	3,509	14	5,641	33
Issued in Lieu of Cash Distributions	344	2	320	2
Redeemed	(3,315)	(14)	(7,373)	(42)
Net Increase (Decrease)—Institutional Shares	538	2	(1,412)	(7)

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

39

Mega Cap Value Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	MGV	VMVLX
Expense Ratio[1]	0.07%	0.06%
30-Day SEC Yield	2.50%	2.51%

Portfolio Characteristics
		CRSP US	DJ
		Mega Cap	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	151	148	3,745
Median Market Cap	$179.3B	$179.3B	$71.0B
Price/Earnings Ratio	20.8x	20.8x	21.0x
Price/Book Ratio	2.5x	2.5x	3.2x
Return on Equity	15.4%	15.4%	15.0%
Earnings Growth
Rate	2.8%	2.9%	8.4%
Dividend Yield	2.4%	2.4%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
		CRSP US	DJ
		Mega Cap	U.S. Total
		Value	Market
	Fund	Index	FA Index
Basic Materials	2.6%	2.6%	2.4%
Consumer Goods	7.7	7.7	7.6
Consumer Services	6.0	6.0	13.5
Financials	24.0	24.0	19.7
Health Care	17.5	17.5	13.2
Industrials	9.6	9.6	12.8
Oil & Gas	7.9	7.9	5.6
Technology	16.3	16.3	20.7
Telecommunications	4.1	4.1	1.8
Utilities	4.3	4.3	2.7

Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Volatility Measures
	CRSP US	DJ
	Mega Cap	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.88
Beta	1.00	0.92

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Software	7.8%
Berkshire Hathaway Inc. Reinsurance		3.7
JPMorgan Chase & Co.	Banks	3.5
Johnson & Johnson	Pharmaceuticals	3.3
Exxon Mobil Corp.	Integrated Oil & Gas	3.1
Bank of America Corp.	Banks	2.7
UnitedHealth Group Inc. Health Care
	Providers	2.3
Wells Fargo & Co.	Banks	2.3
Pfizer Inc.	Pharmaceuticals	2.2
AT&T Inc.	Fixed Line
	Telecommunications	2.1
Top Ten		33.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.07% for ETF Shares and 0.06% for Institutional Shares.

40

Mega Cap Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2008, Through August 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Mega Cap Value Index Fund*ETF
Shares Net Asset Value	16.71%	12.78%	9.51%	$24,794
Mega Cap Value Index Fund*ETF
Shares Market Price	16.73	12.79	9.50	24,788
Spliced Mega Cap Value Index	16.75	12.85	9.56	24,912
Large-Cap Value Funds Average	14.09	10.66	8.26	22,108
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.26	14.21	10.94	28,246

For a benchmark description, see the Glossary.
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Mega Cap Value Index Fund Institutional Shares	16.71%	12.80%	9.53%	$12,424,771
Spliced Mega Cap Value Index	16.75	12.85	9.56	12,455,892
Dow Jones U.S. Total Stock Market Float Adjusted
Index	20.26	14.21	10.94	14,123,149

See Financial Highlights for dividend and capital gains information.

41

Mega Cap Value Index Fund

Cumulative Returns of ETF Shares: August 31, 2008, Through August 31, 2018
	One	Five	Ten
	Year	Years	Years
Mega Cap Value Index Fund ETF Shares Market
Price	16.73%	82.56%	147.88%
Mega Cap Value Index Fund ETF Shares Net Asset
Value	16.71	82.45	147.94
Spliced Mega Cap Value Index	16.75	82.99	149.12

Fiscal-Year Total Returns (%): August 31, 2008, Through August 31, 2018

Average Annual Total Returns: Periods Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
ETF Shares	12/17/2007
Market Price		10.00%	11.46%	8.88%
Net Asset Value		10.06	11.45	8.86
Institutional Shares	3/5/2008	10.05	11.47	8.89

42

Mega Cap Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.9%)[1]
Basic Materials (2.6%)
DowDuPont Inc.	470,350	32,986
Air Products & Chemicals
Inc.	44,437	7,389
LyondellBasell Industries
NV Class A	63,612	7,174
PPG Industries Inc.	50,547	5,588
International Paper Co.	84,062	4,299
		57,436
Consumer Goods (7.7%)
Procter & Gamble Co.	509,816	42,289
Coca-Cola Co.	776,384	34,603
PepsiCo Inc.	287,450	32,197
Mondelez International Inc.
Class A	299,124	12,779
General Motors Co.	257,355	9,278
Kimberly-Clark Corp.	70,790	8,179
Ford Motor Co.	793,182	7,519
VF Corp.	64,263	5,921
Archer-Daniels-Midland Co.	113,190	5,705
General Mills Inc.	120,099	5,526
Kellogg Co.	56,130	4,030
Aptiv plc	26,773	2,356
Tyson Foods Inc. Class A	30,204	1,897
		172,279
Consumer Services (6.0%)
Walmart Inc.	299,234	28,684
CVS Health Corp.	206,091	15,506
Walgreens Boots Alliance
Inc.	170,886	11,716
Twenty-First Century Fox
Inc. Class A	213,783	9,706
Target Corp.	107,958	9,446
Delta Air Lines Inc.	128,093	7,491
Sysco Corp.	95,174	7,121
* eBay Inc.	191,680	6,634
McKesson Corp.	41,848	5,388
Kroger Co.	163,045	5,136

	Twenty-First Century Fox
	Inc.	97,076	4,359
	CBS Corp. Class B	65,482	3,472
	American Airlines Group
	Inc.	85,384	3,456
	Cardinal Health Inc.	62,957	3,286
	Omnicom Group Inc.	46,103	3,196
	Las Vegas Sands Corp.	39,851	2,607
	Carnival Corp.	40,565	2,494
*	United Continental Holdings
	Inc.	23,974	2,096
	AmerisourceBergen Corp.
	Class A	16,794	1,511
*	DISH Network Corp.
	Class A	21,855	773
	CBS Corp. Class A	1,702	91
			134,169
Financials (24.0%)
*	Berkshire Hathaway Inc.
	Class B	394,752	82,393
	JPMorgan Chase & Co.	690,124	79,074
	Bank of America Corp. 1,952,280		60,384
	Wells Fargo & Co.	888,901	51,983
	Citigroup Inc.	516,823	36,818
	US Bancorp	316,230	17,111
	Goldman Sachs Group Inc.	68,875	16,379
	American Express Co.	139,500	14,784
	Morgan Stanley	269,127	13,142
	PNC Financial Services
	Group Inc.	90,447	12,983
	Chubb Ltd.	89,789	12,143
	CME Group Inc.	68,949	12,047
	Capital One Financial Corp.	98,627	9,773
	American International
	Group Inc.	181,837	9,668
	Bank of New York Mellon
	Corp.	184,428	9,618
	Prudential Financial Inc.	85,049	8,356
	BB&T Corp.	158,168	8,171
	Progressive Corp.	117,888	7,961

43

Mega Cap Value Index Fund

			Market
			Value•
		Shares	($000)
	MetLife Inc.	164,672	7,557
	Aflac Inc.	156,702	7,246
	Travelers Cos. Inc.	54,772	7,208
	Allstate Corp.	71,346	7,175
	SunTrust Banks Inc.	94,226	6,931
	State Street Corp.	70,185	6,100
	Discover Financial Services	70,802	5,531
	Equity Residential	74,489	5,047
	Northern Trust Corp.	43,278	4,651
	Synchrony Financial	145,258	4,600
	Ameriprise Financial Inc.	29,407	4,175
	Fifth Third Bancorp	138,914	4,088
	Welltower Inc.	37,723	2,517
	Ventas Inc.	35,968	2,153
	Franklin Resources Inc.	65,919	2,092
*	Berkshire Hathaway Inc.
	Class A	1	316
	Loews Corp.	30	2
			540,177
Health Care (17.5%)
	Johnson & Johnson	543,642	73,223
	UnitedHealth Group Inc.	194,768	52,287
	Pfizer Inc.	1,185,654	49,228
	Merck & Co. Inc.	545,277	37,401
	Amgen Inc.	134,156	26,806
	Abbott Laboratories	355,322	23,750
	Eli Lilly & Co.	198,922	21,016
	Gilead Sciences Inc.	263,567	19,960
	Anthem Inc.	51,760	13,702
	Aetna Inc.	66,286	13,275
	Allergan plc	68,669	13,164
*	Express Scripts Holding
	Co.	113,926	10,028
	Humana Inc.	27,958	9,317
	Cigna Corp.	49,277	9,281
	HCA Healthcare Inc.	56,622	7,594
	Zimmer Biomet Holdings
	Inc.	41,219	5,096
*	Mylan NV	99,471	3,892
	Baxter International Inc.	51,790	3,852
			392,872
Industrials (9.6%)
	Honeywell International
	Inc.	151,457	24,091
	General Electric Co.	1,760,518	22,781
	United Technologies Corp.	154,125	20,298
	Caterpillar Inc.	121,273	16,839
	CSX Corp.	168,611	12,504
	Northrop Grumman Corp.	35,351	10,552
	Norfolk Southern Corp.	57,236	9,950
	General Dynamics Corp.	51,113	9,885
	Emerson Electric Co.	127,801	9,806
	Deere & Co.	65,638	9,439
	Waste Management Inc.	87,563	7,959
	Eaton Corp. plc	88,733	7,377

Johnson Controls
International plc	187,495	7,082
Danaher Corp.	63,625	6,588
TE Connectivity Ltd.	70,856	6,496
FedEx Corp.	24,340	5,938
Raytheon Co.	29,034	5,791
Ingersoll-Rand plc	50,165	5,081
PACCAR Inc.	71,305	4,879
Parker-Hannifin Corp.	26,905	4,724
Cummins Inc.	31,821	4,512
Republic Services Inc.
Class A	43,219	3,171
Lockheed Martin Corp.	26	8
		215,751
Oil & Gas (7.9%)
Exxon Mobil Corp.	858,114	68,795
Chevron Corp.	387,330	45,883
ConocoPhillips	237,170	17,415
Valero Energy Corp.	87,467	10,311
Phillips 66	84,926	10,065
Marathon Petroleum Corp.	93,643	7,706
Halliburton Co.	168,703	6,729
Kinder Morgan Inc.	379,580	6,718
Williams Cos. Inc.	167,923	4,969
Apache Corp.	41	2
		178,593
Technology (16.2%)
Microsoft Corp.	1,557,315	174,933
Intel Corp.	944,509	45,743
Cisco Systems Inc.	953,263	45,537
Oracle Corp.	579,204	28,138
International Business
Machines Corp.	186,049	27,252
QUALCOMM Inc.	282,316	19,398
HP Inc.	331,689	8,176
Corning Inc.	168,264	5,638
DXC Technology Co.	58,084	5,291
Hewlett Packard
Enterprise Co.	309,472	5,116
		365,222
Telecommunications (4.1%)
AT&T Inc.	1,472,575	47,034
Verizon Communications
Inc.	837,443	45,532
* Sprint Corp.	122,941	751
		93,317
Utilities (4.3%)
NextEra Energy Inc.	95,531	16,250
Duke Energy Corp.	141,964	11,533
Dominion Energy Inc.	132,153	9,352
Southern Co.	205,207	8,984
Exelon Corp.	195,828	8,560
American Electric Power
Co. Inc.	99,695	7,151

44

Mega Cap Value Index Fund

		Market
		Value•
	Shares	($000)
Sempra Energy	53,556	6,217
Public Service Enterprise
Group Inc.	102,411	5,361
Consolidated Edison Inc.	62,992	4,972
Xcel Energy Inc.	103,406	4,969
PG&E Corp.	104,834	4,841
PPL Corp.	152,823	4,545
Edison International	66,023	4,340
		97,075
Total Common Stocks
(Cost $1,642,903)		2,246,891
Temporary Cash Investments (0.0%)[1]
Money Market Fund (0.0%)
2 Vanguard Market
Liquidity Fund,
2.153%	18	2

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
3 United States Treasury
Bill, 1.982%,
10/18/18	500	499
Total Temporary Cash Investments
(Cost $500)		501
Total Investments (99.9%)
(Cost $1,643,403)		2,247,392

		Amount
		($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard		112
Receivables for Accrued Income		6,518
Receivables for Capital Shares Issued		1
Variation Margin Receivable —
Futures Contracts		—
Total Other Assets		6,631
Liabilities
Payables for Investment Securities
Purchased		(2)
Payables to Vanguard		(466)
Other Liabilities		(3,415)
Total Liabilities		(3,883)
Net Assets (100%)		2,250,140

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,671,744
Undistributed Net Investment Income	12,055
Accumulated Net Realized Losses	(37,708)
Unrealized Appreciation (Depreciation)
Investment Securities	603,989
Futures Contracts	60
Net Assets	2,250,140

ETF Shares—Net Assets
Applicable to 26,529,818 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,119,510
Net Asset Value Per Share—
ETF Shares	$79.89

Institutional Shares—Net Assets
Applicable to 824,611 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	130,630
Net Asset Value Per Share—
Institutional Shares	$158.41

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and -0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Securities with a value of $499,000 have been segregated as initial margin for open futures contracts.

45

Mega Cap Value Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2018	20	2,902	60

See accompanying Notes, which are an integral part of the Financial Statements.

46

Mega Cap Value Index Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Dividends	52,608
Interest[1]	73
Securities Lending—Net	1
Total Income	52,682
Expenses
The Vanguard Group—Note B
Investment Advisory Services	307
Management and Administrative—ETF Shares	832
Management and Administrative—Institutional Shares	47
Marketing and Distribution—ETF Shares	84
Marketing and Distribution—Institutional Shares	3
Custodian Fees	46
Auditing Fees	34
Shareholders’ Reports and Proxy—ETF Shares	62
Shareholders’ Reports and Proxy—Institutional Shares	3
Trustees’ Fees and Expenses	1
Total Expenses	1,419
Net Investment Income	51,263
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	32,844
Futures Contracts	769
Realized Net Gain (Loss)	33,613
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	228,721
Futures Contracts	(12)
Change in Unrealized Appreciation (Depreciation)	228,709
Net Increase (Decrease) in Net Assets Resulting from Operations	313,585

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $61,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2 Includes $45,983,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Mega Cap Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	51,263	46,235
Realized Net Gain (Loss)	33,613	34,309
Change in Unrealized Appreciation (Depreciation)	228,709	128,742
Net Increase (Decrease) in Net Assets Resulting from Operations	313,585	209,286
Distributions
Net Investment Income
ETF Shares	(47,205)	(39,383)
Institutional Shares	(3,196)	(4,141)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(50,401)	(43,524)
Capital Share Transactions
ETF Shares	156,383	244,910
Institutional Shares	(11,494)	(97,277)
Net Increase (Decrease) from Capital Share Transactions	144,889	147,633
Total Increase (Decrease)	408,073	313,395
Net Assets
Beginning of Period	1,842,067	1,528,672
End of Period[1]	2,250,140	1,842,067

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $12,055,000 and $11,193,000.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Mega Cap Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$70.19	$63.52	$56.89	$59.60	$49.65
Investment Operations
Net Investment Income	1.893[1]	1.843[1]	1.638	1.484	1.338
Net Realized and Unrealized Gain (Loss)
on Investments	9.668	6.557	6.583	(2.733)	9.911
Total from Investment Operations	11.561	8.400	8.221	(1.249)	11.249
Distributions
Dividends from Net Investment Income	(1.861)	(1.730)	(1.591)	(1.461)	(1.299)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.861)	(1.730)	(1.591)	(1.461)	(1.299)
Net Asset Value, End of Period	$79.89	$70.19	$63.52	$56.89	$59.60

Total Return	16.71%	13.40%	14.71%	-2.22%	22.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,120	$1,717	$1,322	$957	$870
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.09%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.50%	2.73%	2.84%	2.51%	2.47%
Portfolio Turnover Rate[2]	8%	8%	8%	5%	8%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Mega Cap Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$139.18	$125.94	$112.80	$118.18	$98.45
Investment Operations
Net Investment Income	3.743[1]	3.596[1]	3.259	2.976	2.687
Net Realized and Unrealized Gain (Loss)
on Investments	19.188	13.077	13.063	(5.427)	19.649
Total from Investment Operations	22.931	16.673	16.322	(2.451)	22.336
Distributions
Dividends from Net Investment Income	(3.701)	(3.433)	(3.182)	(2.929)	(2.606)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.701)	(3.433)	(3.182)	(2.929)	(2.606)
Net Asset Value, End of Period	$158.41	$139.18	$125.94	$112.80	$118.18

Total Return	16.71%	13.41%	14.72%	-2.19%	22.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$131	$125	$207	$213	$212
Ratio of Total Expenses to Average Net Assets	0.06%	0.06%	0.06%	0.06%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.51%	2.74%	2.85%	2.54%	2.50%
Portfolio Turnover Rate[2]	8%	8%	8%	5%	8%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

50

Mega Cap Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

51

Mega Cap Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

52

Mega Cap Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $112,000, representing 0.00% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,246,891	—	—
Temporary Cash Investments	2	499	—
Futures Contracts—Assets[1]	—	—	—
Total	2,246,893	499	—
1 Represents variation margin on the last day of the reporting period.

53

Mega Cap Value Index Fund

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	45,983
Undistributed (Overdistributed) net investment income	—
Accumulated net realized gains (losses)	(45,983)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	12,444
Undistributed long-term gains	—
Capital loss carryforwards*	(37,648)
Net unrealized gains (losses)	603,989

* Includes $4,326,000, which may be used to offset future net capital gains through August 31, 2019, as well as capital losses of $33,322,000, which may be carried forward indefinitely but must be used before any expiring loss carryforwards.

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	1,643,403
Gross unrealized appreciation	646,587
Gross unrealized depreciation	(42,598)
Net unrealized appreciation (depreciation)	603,989

E. During the year ended August 31, 2018, the fund purchased $422,336,000 of investment securities and sold $275,077,000 of investment securities, other than temporary cash investments. Purchases and sales include $217,729,000 and $104,875,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

54

Mega Cap Value Index Fund

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $70,192,000 and $51,205,000 respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	261,009	3,450	349,985	5,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(104,626)	(1,375)	(105,075)	(1,550)
Net Increase (Decrease)—ETF Shares	156,383	2,075	244,910	3,650
Institutional Shares
Issued	100	1	16,316	124
Issued in Lieu of Cash Distributions	1,611	11	2,661	20
Redeemed	(13,205)	(89)	(116,254)	(887)
Net Increase (Decrease) —Institutional Shares	(11,494)	(77)	(97,277)	(743)

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund and Vanguard Mega Cap Value Index Fund (three of the funds constituting Vanguard World Fund, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

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Special 2018 tax information (unaudited) for Vanguard Mega Cap Index Funds

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Mega Cap Index Fund	29,011
Mega Cap Growth Index Fund	46,242
Mega Cap Value Index Fund	50,401

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Mega Cap Index Fund	94.0%
Mega Cap Growth Index Fund	81.5
Mega Cap Value Index Fund	96.1

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mega Cap Index Funds
Periods Ended August 31, 2018
	One	Five	Ten
	Year	Years	Years
Mega Cap Index Fund ETF Shares
Returns Before Taxes	20.25%	14.66%	10.84%
Returns After Taxes on Distributions	19.69	14.11	10.38
Returns After Taxes on Distributions and Sale of
Fund Shares	12.31	11.68	8.87

	One	Five	Ten
	Year	Years	Years
Mega Cap Growth Index FundETF Shares
Returns Before Taxes	24.38%	16.98%	12.35%
Returns After Taxes on Distributions	24.00	16.54	12.03
Returns After Taxes on Distributions and Sale of
Fund Shares	14.64	13.62	10.25

	One	Five	Ten
	Year	Years	Years
Mega Cap Value Index Fund ETF Shares
Returns Before Taxes	16.71%	12.78%	9.51%
Returns After Taxes on Distributions	16.02	12.11	8.93
Returns After Taxes on Distributions and Sale of
Fund Shares	10.31	10.09	7.69

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2018	8/31/2018	Period
Based on Actual Fund Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$1,202.46	$0.39
Institutional Shares	1,000.00	1,202.56	0.33
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$1,243.80	$0.40
Institutional Shares	1,000.00	1,243.85	0.34
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,167.12	$0.38
Institutional Shares	1,000.00	1,167.07	0.33
Based on Hypothetical 5% Yearly Return
Mega Cap Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Institutional Shares	1,000.00	1,024.90	0.31
Mega Cap Growth Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Institutional Shares	1,000.00	1,024.90	0.31
Mega Cap Value Index Fund
ETF Shares	$1,000.00	$1,024.85	$0.36
Institutional Shares	1,000.00	1,024.90	0.31

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Mega Cap Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; for the Mega Cap Growth Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares; and for the Mega Cap Value Index Fund, 0.07% for ETF Shares and 0.06% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Mega Cap Index Fund, Vanguard Mega Cap Growth Index Fund, and Vanguard Mega Cap Value Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

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Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Mega Cap Growth Index: MSCI US Large Cap Growth Index through April 16, 2013; CRSP US Mega Cap Growth Index thereafter.

Spliced Mega Cap Index: MSCI US Large Cap 300 Index through January 30, 2013; CRSP US Mega Cap Index thereafter.

Spliced Mega Cap Value Index: MSCI US Large Cap Value Index through April 16, 2013; CRSP

US Mega Cap Value Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
Institutional Investor Services > 800-523-1036	rights reserved.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8280 102018

Annual Report | August 31, 2018
Vanguard Global Wellington™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisor’s Report.	4
Fund Profile.	8
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	41
Glossary.	43

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• From its inception on November 2, 2017, through August 31, 2018, Vanguard Global Wellington Fund returned 3.88% for Investor Shares and 3.99% for Admiral Shares. Its benchmark returned 5.25%, and the average return of its peer group was 5.46%.

• There was some volatility during the period stemming from escalating trade tensions, political uncertainty in Europe, and geopolitical flare-ups. However, the global economy continued to expand, inflation in developed markets remained moderate, and monetary policies of major central banks turned a little less accommodative. In this environment, developed market stocks rose while emerging market stocks were more or less flat and bonds struggled.

• The fund’s stock returns were helped by selection within industrials and consumer discretionary; they were hindered by an underweight allocation to information technology and an overweight allocation to financials. Its bond returns benefited from the advisor’s avoidance of supranationals (bonds issued by two or more central governments).

Total Returns: Period Ended August 31, 2018
Since Inception
Vanguard Global Wellington Fund
Investor Shares (Inception: 11/2/2017)	3.88%
Admiral™ Shares (Inception: 11/2/2017)	3.99
Global Wellington Composite Index	5.25
Mixed-Asset Target Allocation Growth Funds Average	5.46
For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Global Wellington Fund	0.45%	0.35%	0.84%

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal period ended August 31, 2018, the fund’s annualized expense ratios were 0.46% for Investor Shares and 0.36% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Mixed-Asset Target Allocation Growth Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

2

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
September 13, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.82%	15.84%	14.36%
Russell 2000 Index (Small-caps)	25.45	16.11	13.00
Russell 3000 Index (Broad U.S. market)	20.25	15.86	14.25
FTSE All-World ex US Index (International)	3.51	8.31	5.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.05%	1.76%	2.49%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.49	2.71	4.12
FTSE Three-Month U. S. Treasury Bill Index	1.49	0.74	0.44

CPI
Consumer Price Index	2.70%	1.90%	1.52%

3

Advisor’s Report

Vanguard Global Wellington Fund returned 3.88% for Investor Shares and 3.99% for Admiral Shares from its November 2, 2017, inception through August 31, 2018. The fund trailed the 5.25% return of its custom benchmark, which is weighted 65% in the FTSE Developed Index (net of tax) and 35% in the Bloomberg Barclays Fixed Income Composite Index, which itself consists of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged).

The investment environment

From the fund’s inception through August 31, 2018 global equity markets advanced. The Standard & Poor’s 500 Index returned 14.35%, the FTSE Developed Index (net of tax) returned 8.07%, and the MSCI EAFE Index returned –0.24%.

Within the FTSE Developed Index, information technology performed best, followed by consumer discretionary and health care. The materials and utilities sectors were the weaker performers.

In this risk-seeking environment, the market’s appetite for extrapolating current trends is high. This translates into rising equity prices of enterprises that are well-positioned in an economy being shaped by digital disruption—and an apparent lack of market interest in companies growing at more moderate rates. Valuations in more defensive, predictable businesses have become increasingly attractive, providing an opportunity for investors with a long-term orientation. We are taking advantage of this opportunity.

On the fixed income side, global sectors produced mixed results. Government bonds enjoyed short-lived periods of strength amid tensions between the United States and its trading partners. As expected, the U.S. Federal Reserve raised its benchmark interest rate in March and June, each time by 25 basis points, and signaled the potential for two more hikes by December. The Fed also lifted its economic growth forecast and kept jobless estimates low. At the same time, concerns about increased leverage and heavy supply from merger and acquisitions weighed on credit spreads. By July, fears of a trade war between the United States and Europe eased after President Trump and European Union leaders agreed to work toward zero tariffs. But trade relations with China remained at risk.

The U.S. fixed income market declined, with the Bloomberg Barclays U.S. Aggregate Bond Index returning –0.76%. By comparison, non-U.S. bonds returned 1.78%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Hedged Index.

The fund’s shortfalls

In the equity portfolio, both stock selection and sector allocation detracted from overall relative results.

Our underweight allocation to the strongly performing information technology sector and overweight allocation to financials hurt

4

relative performance. Sector allocations are generally an outcome of our bottom-up analysis and thus are largely attributable to our view on companies’ valuations. Security selection was weakest in financials and health care.

ING Groep, BNP Paribas, and Chubb were among the portfolio’s top relative detractors. Our avoidance of benchmark constituents Amazon and Apple also pulled down relative returns.

Amazon shares climbed almost 84%. The company continues to outperform, based on strong results and what we view as potentially excessive optimism about the trajectory and predictability of future profitability. Amazon is a well-managed business that has clearly achieved success through disruption. We choose not to invest in the stock, as we believe the valuation lacks downside support and key attributes such as underappreciated stability.

In the case of ING Groep, the stock underperformed because of concerns about the effects of global trade-related policies on economic stability and fee pressure if rates in Europe stay lower for longer. The consolidation of the company’s Belgium and Netherlands business lines, which will provide cost savings, and the company’s emphasis on growth markets should help realign the company’s cost-to-income ratio. We remain positive on ING.

Shares of U.S. insurer Chubb traded lower because of concerns about the impact of severe weather events (mudslides in California and severe weather in the

Northeast) on U.S. profitability. The stock is trading at a sensible valuation because of concerns about near- to medium-term industry profitability. Over the last decade, Chubb has created a product platform outside the United States that is not only providing new avenues for capital allocation, but also gives access to markets with more pricing inefficiency, which is a positive for returns.

In the fixed income portfolio, security selection in corporate credit, specifically banking, and local agency bonds detracted. Our overweight allocation to banking also hindered performance.

The fund’s successes

In the stock portfolio, selection was strongest in industrials and consumer discretionary. Our underweight allocation to materials and overweight to health care also helped relative performance.

In terms of individual stocks, TJX Companies, Cisco Systems, Suncor Energy, Union Pacific, and Medtronic were among the top contributors to performance.

We purchased TJX at the peak of investor apathy toward brick-and-mortar retail. Since then, it has improved same-store sales growth and demonstrated customer traffic strength. We believe the off-price retail company’s innovative merchandising culture makes it uniquely positioned in the shrinking and over-stored traditional retail segment.

Canadian oil producer Suncor Energy is our second-largest overweight in the equity portfolio. We initiated a position during a

5

period of negative sentiment around the energy industry. The company continues to benefit from its sound capital allocation strategy, which gives it a portfolio of long-lived production assets and a stable cash-generation profile.

On the fixed income side, our avoidance of supranationals, along with an overweight to and strong selections within asset-based securities, helped relative performance. With the Fed progressing on its cycle of raising interest rates, our short duration stance and yield-curve positioning continues to favor the portfolio.

The fund’s positioning and outlook

At the end of the period, our largest equity overweightings were in industrials, financials, health care, and energy. Our largest underweightings were in information technology, consumer discretionary, real estate, and materials.

By region, the equity portfolio is overweighted in Europe, Japan, and Canada and underweighted in the United States, emerging markets, and the Pacific Basin excluding Japan. This positioning is based on bottom-up stock-level analysis.

Interest rates and inflation are increasing in the United States because of robust employment and the tax-cut stimulus, which is expected to affect the economy through 2019. Although this backdrop is supportive of continued earnings improvement in the financial, industrial, and consumer sectors, we believe risks are rising, valuations are fair, and dividend yield support is less attractive in these sectors’ U.S.-listed stocks, and therefore took profits in these cyclically geared sectors in the United States. And while we maintain some exposure to positive operating leverage, our focus is on minimizing financial leverage and controlling risk.

In the fixed income portfolio, we are underweighted in duration in the short end of the U.S. curve, given the widely held expectations that the Fed will continue to raise short-term interest rates.

We are positioned neutral on credit risk globally, but overweighted in the United States because of tailwinds from fiscal stimulus, tax reform, and deregulation—all of which should positively affect corporate credit. We are underweighted in U.K. credit risk because of concerns about Brexit. We are also underweighted in emerging markets in light of concerns around the impact of a strong U.S. dollar, global liquidity withdrawal, and trade risks.

On an industry basis, the fixed income portfolio is overweighted in banks, although we have gradually reduced European banking exposure because of moderating growth expectations in the region and increased political risk. We are also overweighted in utilities because of the sector’s attractive valuations and high credit quality and overweighted in the securitized sectors, such as asset-backed securities and collateralized loan obligations, because of their favorable valuations versus credit.

We feel valuations largely reflect a comfort with synchronized global economic growth and stable credit fundamentals. We expect

6

moderate global inflation and believe that major central banks will continue to tighten monetary policy gradually. That said, we also think that a planned, significant increase in U.S. Treasury borrowing, combined with reduced asset purchases by the Fed and the European Central Bank, will lift global government bond yields.

Nataliya Kofman, Managing Director and Equity Portfolio Manager

John C. Keogh, Senior Managing Director and Fixed Income Portfolio Manager

Michael E. Stack, CFA, Senior Managing Director and Fixed Income Portfolio Manager

Loren L. Moran, CFA, Managing Director and Fixed Income Portfolio Manager

Wellington Management Company llp

September 13, 2018

7

Global Wellington Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGWLX	VGWAX
Expense Ratio[1]	0.45%	0.35%

Equity and Portfolio Characteristics
Fund
Number of Stocks	86
Median Market Cap	$68.3B
Price/Earnings Ratio	16.9x
Price/Book Ratio	2.1x
Return on Equity	11.6%
Earnings Growth Rate	5.5%
Dividend Yield	2.7%
Foreign Holdings	30.1%
Turnover Rate	44%
Short-Term Reserves	3.2%

Fixed Income Characteristics
Fund
Number of Bonds	366
Yield to Maturity (before expenses)	2.9%
Average Coupon	3.0%
Average Duration	6.0 years
Average Effective Maturity	8.2 years

Ten Largest Stocks (% of equity portfolio)
Novartis AG	Pharmaceuticals	2.8%
Suncor Energy Inc.	Integrated Oil & Gas	2.6
TJX Cos. Inc.	Apparel Retail	2.6
Microsoft Corp.	Systems Software	2.5
Chubb Ltd.	Property & Casualty
	Insurance	2.5
Sempra Energy	Multi-Utilities	2.1
Medtronic plc	Health Care
	Equipment	2.1
Comcast Corp.	Cable & Satellite	2.1
United Parcel Service	Air Freight &
Inc.	Logistics	2.0
TOTAL SA	Integrated Oil & Gas	1.9
Top Ten		23.2%
Top Ten as % of Total Net Assets		15.1%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

Allocation by Region (% of fixed-income exposure)

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal period ended August 31, 2018, the annualized expense ratios were 0.46% for Investor Shares and 0.36% for Admiral Shares.

8

Global Wellington Fund

Fund Asset Allocation

Sector Diversification (% of equity exposure)
Fund
Consumer Discretionary	9.4%
Consumer Staples	8.1
Energy	8.5
Financials	20.6
Health Care	14.9
Industrials	15.4
Information Technology	12.5
Materials	3.1
Real Estate	0.8
Telecommunication Services	2.4
Utilities	4.3

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	6.9%
Commercial Mortgage-Backed	1.9
Finance	22.6
Foreign	17.4
Government Mortgage-Backed	4.8
Industrial	33.6
Treasury/Agency	4.6
Utilities	5.7
Other	2.5

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed
income portfolio)
U.S. Government	11.0%
Aaa	10.5
Aa	12.2
A	33.2
Baa	33.1

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

9

Global Wellington Fund

Market Diversification (% of equity exposure)
Fund
Europe
Switzerland	7.5%
United Kingdom	4.7
France	4.4
Germany	3.3
Netherlands	3.2
Spain	2.2
Italy	0.8
Subtotal	26.1%
Pacific
Japan	11.0%
South Korea	0.9
Hong Kong	0.4
Australia	0.2
Subtotal	12.5%
Emerging Markets
Taiwan	1.2%
North America
United States	53.7%
Canada	6.5
Subtotal	60.2%

10

Global Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): November 2, 2017, Through August 31, 2018

Total Returns: Period Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	Income	Capital	Total
Investor Shares	11/2/2017	1.31%	-0.72%	0.59%
Admiral Shares	11/2/2017	1.34	-0.72	0.62

See Financial Highlights for dividend and capital gains information.

11

Global Wellington Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (65.1%)
Australia (0.1%)
QBE Insurance Group Ltd.	154,907	1,229

Canada (4.2%)
Suncor Energy Inc.	361,778	14,892
Canadian National Railway Co.	117,565	10,453
Canadian Natural Resources Ltd.	285,222	9,739
Bank of Nova Scotia	40,497	2,345
		37,429
France (2.9%)
TOTAL SA	174,501	10,943
BNP Paribas SA	146,672	8,635
Schneider Electric SE	71,659	5,823
		25,401
Germany (2.1%)
Linde AG- Tender Line	37,030	8,431
Deutsche Post AG	147,169	5,352
Bayerische Motoren Werke AG	42,933	4,156
Linde AG	4,700	948
		18,887
Hong Kong (0.3%)
CK Infrastructure Holdings Ltd.	337,801	2,472

Italy (0.5%)
Assicurazioni Generali SPA	283,446	4,723

Japan (7.2%)
Tokio Marine Holdings Inc.	228,142	10,750
Seven & i Holdings Co. Ltd.	246,018	10,004
Mitsubishi UFJ Financial Group Inc.	1,498,102	9,055
Marui Group Co. Ltd.	330,700	7,303
Sumitomo Mitsui Financial Group Inc.	144,721	5,689
Isuzu Motors Ltd.	361,074	5,213
Nippon Telegraph & Telephone Corp.	103,992	4,627
SMC Corp.	11,291	3,762

12

Global Wellington Fund

		Market
		Value•
	Shares	($000)
Takeda Pharmaceutical Co. Ltd.	89,765	3,740
Daiwa House Industry Co. Ltd.	57,759	1,760
Eisai Co. Ltd.	18,895	1,711
		63,614
Netherlands (2.1%)
ING Groep NV	609,223	8,275
Koninklijke Philips NV	147,187	6,577
ASML Holding NV	19,150	3,916
		18,768
South Korea (0.6%)
Samsung Electronics Co. Ltd.	116,517	5,065

Spain (1.4%)
* Iberdrola SA	1,290,793	9,591
CaixaBank SA	670,483	2,989
		12,580
Switzerland (4.9%)
Novartis AG	196,324	16,288
Nestle SA	112,415	9,423
Zurich Insurance Group AG	26,106	7,947
Julius Baer Group Ltd.	125,655	6,667
ABB Ltd.	119,849	2,823
		43,148
Taiwan (0.8%)
Taiwan Semiconductor Manufacturing Co. Ltd.	853,000	7,147

United Kingdom (3.0%)
AstraZeneca plc ADR	245,398	9,409
BAE Systems plc	1,100,937	8,663
Diageo plc	130,217	4,554
Experian plc	170,146	4,237
		26,863
United States (35.0%)
TJX Cos. Inc.	134,924	14,838
Microsoft Corp.	128,481	14,432
Chubb Ltd.	106,265	14,371
Sempra Energy	105,928	12,296
Medtronic plc	126,606	12,206
Comcast Corp. Class A	323,968	11,984
United Parcel Service Inc. Class B	91,769	11,277
Union Pacific Corp.	71,594	10,783
PepsiCo Inc.	90,979	10,191
* Alphabet Inc. Class A	8,228	10,135
General Dynamics Corp.	49,897	9,650
Abbott Laboratories	143,241	9,574
Verizon Communications Inc.	166,497	9,052
Lockheed Martin Corp.	28,057	8,990
Schlumberger Ltd.	139,711	8,824
Bristol-Myers Squibb Co.	144,181	8,730
PNC Financial Services Group Inc.	58,621	8,414
Cisco Systems Inc.	172,033	8,218
Merck & Co. Inc.	108,077	7,413

13

Global Wellington Fund

					Market
					Value•
				Shares	($000)
	Bank of America Corp.			224,345	6,939
	JPMorgan Chase & Co.			60,439	6,925
	Mondelez International Inc. Class A			152,875	6,531
	UnitedHealth Group Inc.			23,690	6,360
	Cognizant Technology Solutions Corp. Class A			79,413	6,228
	Prudential Financial Inc.			55,884	5,491
	PPG Industries Inc.			49,132	5,431
	Autoliv Inc.			58,093	5,176
	Honeywell International Inc.			31,785	5,056
	Chevron Corp.			42,175	4,996
	International Business Machines Corp.			32,687	4,788
	Intel Corp.			97,300	4,712
	KLA-Tencor Corp.			39,208	4,556
	McDonald’s Corp.			27,544	4,468
	Marsh & McLennan Cos. Inc.			52,066	4,406
	Principal Financial Group Inc.			79,083	4,365
	Philip Morris International Inc.			43,141	3,360
	International Paper Co.			59,047	3,020
	American Tower Corp.			19,304	2,879
	Accenture plc Class A			16,199	2,739
	Walgreens Boots Alliance Inc.			37,159	2,548
	McKesson Corp.			18,163	2,338
	Caterpillar Inc.			13,055	1,813
	Cardinal Health Inc.			30,535	1,594
*,^Veoneer Inc.				27,539	1,375
	NextEra Energy Inc.			3,689	628
					310,100
Total Common Stocks (Cost $559,742)					577,426

				Face
			Maturity	Amount
		Coupon	Date	($000)
U. S. Government and Agency Obligations (3.5%)
United States (3.5%)
[1,2]	Fannie Mae Pool	3.000%	12/1/47	867	840
[1,2,3] Fannie Mae Pool		3.500%	9/1/48	5,800	5,767
[1,2]	Fannie Mae REMICS	2.000%	9/25/40	190	182
[1,2]	Fannie Mae REMICS	3.500%	6/25/44	473	472
[1,2]	Fannie Mae REMICS	2.500%	5/25/45	601	581
[1,2]	Freddie Mac Gold Pool	3.000%	11/1/47–12/1/47	2,376	2,301
[1,2]	Freddie Mac Gold Pool	3.500%	11/1/47–12/1/47	4,458	4,436
[1,2]	Freddie Mac REMICS	4.000%	12/15/39–8/15/40	1,608	1,653
[1,2]	Freddie Mac REMICS	3.500%	9/15/40–11/15/40	608	610
[1,2]	Freddie Mac REMICS	1.750%	9/15/42	1,534	1,449
2	Government National Mortgage Assn.	2.750%	9/20/44	306	300
4	United States Treasury Note/Bond	1.500%	10/31/19	950	939
	United States Treasury Note/Bond	1.500%	8/15/20	1,310	1,282
	United States Treasury Note/Bond	1.875%	9/30/22	1,115	1,078
	United States Treasury Note/Bond	2.125%	12/31/22	785	765
	United States Treasury Note/Bond	2.500%	3/31/23	1,560	1,544
	United States Treasury Note/Bond	2.750%	2/15/28	2,230	2,208
	United States Treasury Note/Bond	2.750%	11/15/47	2,855	2,702

14

	Global Wellington Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	3.000%	2/15/48	1,460	1,452
	United States Treasury Note/Bond	3.125%	5/15/48	445	454
	United States Treasury Strip Principal	0.000%	5/15/47	660	277
	United States Treasury Strip Principal	0.000%	8/15/47	755	314
Total U.S. Government and Agency Obligations (Cost $32,069)					31,606
Asset-Backed/Commercial Mortgage-Backed Securities (2.2%)
	Australia (0.1%)
5	National Australia Bank Ltd.	2.400%	12/7/21	575	561

	Canada (0.2%)
	[2,5,6] CARDS II Trust 2017-2A	2.323%	10/17/22	720	720
	[2,5,6] Master Credit Card Trust II Series 2018-1A	2.559%	7/22/24	765	763
					1,483
	Cayman Islands (0.6%)
	[2,5,7] Atlas Senior Loan Fund V Ltd.	3.599%	7/16/29	750	751
	[2,5,7] KKR CLO 16 Ltd.	3.837%	1/20/29	360	360
	[2,5,7] KKR CLO 17 Ltd.	3.679%	4/15/29	730	731
	[2,5,7] Madison Park Funding XVIII Ltd.	3.537%	10/21/30	730	731
	[2,5,7] Madison Park Funding XXX Ltd.	3.089%	4/15/29	1,400	1,385
	[2,5,7] Magnetite VII Ltd.	3.139%	1/15/28	1,375	1,365
	[2,5,7] Race Point IX CLO Ltd.	3.549%	10/15/30	730	731
					6,054
	Spain (0.1%)
8	Bankia SA	4.125%	3/24/36	450	689

	United States (1.2%)
2	AmeriCredit Automobile Receivables
	Trust 2014-3	2.580%	9/8/20	201	201
	[2,5,9] Angel Oak Mortgage Trust I LLC 2018-3	3.649%	9/25/48	729	730
[2,5]	ARI Fleet Lease Trust 2018-A	2.550%	10/15/26	240	239
	[2,5,7] Bristol Park CLO Ltd.	3.759%	4/15/29	685	687
[2,5]	Chesapeake Funding II LLC	3.230%	8/15/30	870	870
[2,5]	Chesapeake Funding II LLC 2018-2A	1.990%	5/15/29	564	559
[2,5]	Chrysler Capital Auto Receivables Trust
	2016-A	3.250%	6/15/22	245	245
	[2,5,9] COLT 2018-1 Mortgage Loan Trust	2.930%	2/25/48	263	261
	[2,5,9] Deephaven Residential Mortgage Trust
	2018-1	2.976%	12/25/57	383	381
[2,5]	Enterprise Fleet Financing LLC Series
	2018-1	2.870%	10/20/23	745	743
[2,5]	First Investors Auto Owner Trust	2.000%	3/15/22	395	392
[2,5]	First Investors Auto Owner Trust	2.410%	12/15/22	120	118
[2,5]	GreatAmerica Leasing Receivables Funding
	LLC Series 2018-1	2.600%	6/15/21	255	253
[2,5]	GreatAmerica Leasing Receivables Funding
	LLC Series 2018-1	2.830%	6/17/24	167	165
[2,5]	Hyundai Auto Lease Securitization Trust
	2018-A	1.950%	3/15/19	74	74
[2,5]	Hyundai Auto Lease Securitization Trust
	2018-A	2.550%	8/17/20	495	494
[2,5]	MMAF Equipment Finance LLC 2016-A	1.480%	6/15/20	148	147
[2,5]	MMAF Equipment Finance LLC 2017-B	2.210%	10/17/22	170	167

15

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2,5]	OneMain Direct Auto Receivables Trust
	2017-2	2.310%	12/14/21	700	696
2	Santander Drive Auto Receivables Trust
	2014-4	3.100%	11/16/20	217	218
2	Santander Drive Auto Receivables Trust
	2016-3	1.890%	6/15/21	565	563
[2,5]	Sofi Consumer Loan Program 2018-2 Trust	2.930%	4/26/27	361	361
[2,5,9] Towd Point Mortgage Trust 2018-1		3.000%	1/25/58	319	315
[2,5]	Vantage Data Centers Issuer LLC 2018-1A	4.072%	2/16/43	299	301
[2,5]	Westlake Automobile Receivables Trust	2.980%	1/18/22	700	700
[2,5]	Westlake Automobile Receivables Trust
	2018-1	2.240%	12/15/20	640	639
					10,519
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $19,388)					19,306
Corporate Bonds (19.6%)
Australia (0.1%)
[2,5]	Macquarie Group Ltd.	4.150%	3/27/24	1,025	1,020
	Westpac Banking Corp.	2.300%	5/26/20	198	195
					1,215
Belgium (0.0%)
10	Anheuser-Busch InBev SA/NV	1.750%	3/7/25	250	316

Canada (0.3%)
7	Canadian Imperial Bank of Commerce	3.055%	6/16/22	570	574
	Emera US Finance LP	2.700%	6/15/21	400	389
	Fortis Inc.	3.055%	10/4/26	775	720
	Nutrien Ltd.	3.150%	10/1/22	275	268
11	Toronto-Dominion Bank	1.680%	6/8/21	740	553
	TransCanada PipeLines Ltd.	4.875%	1/15/26	400	420
					2,924
China (0.3%)
	Alibaba Group Holding Ltd.	3.125%	11/28/21	825	817
	Alibaba Group Holding Ltd.	3.400%	12/6/27	660	620
5	Tencent Holdings Ltd.	3.595%	1/19/28	1,035	984
					2,421
France (1.4%)
[2,8]	AXA SA	5.125%	7/4/43	600	800
8	Banque Federative du Credit Mutuel SA	1.250%	1/14/25	1,700	2,018
5	BNP Paribas SA	3.375%	1/9/25	815	773
8	BNP Paribas SA	1.500%	11/17/25	335	386
8	BNP Paribas SA	2.750%	1/27/26	525	636
8	BPCE SA	1.125%	1/18/23	700	817
5	BPCE SA	5.700%	10/22/23	400	420
[2,8]	BPCE SA	2.750%	11/30/27	700	853
8	Credit Agricole SA	2.625%	3/17/27	600	716
8	RCI Banque SA	0.750%	9/26/22	500	581
8	RCI Banque SA	1.375%	3/8/24	475	558
8	Societe Generale SA	1.000%	4/1/22	600	699
8	Total Capital Canada Ltd.	1.875%	7/9/20	2,500	3,009
					12,266

16

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Germany (1.2%)
5	Bayer US Finance II LLC	4.250%	12/15/25	535	534
8	Daimler AG	0.875%	1/12/21	2,575	3,043
10	E.ON International Finance BV	5.875%	10/30/37	150	264
8	E.ON SE	1.625%	5/22/29	565	661
10	innogy Finance BV	4.750%	1/31/34	600	925
5	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	650	641
8	Volkswagen International Finance NV	2.000%	1/14/20	1,525	1,817
8	Volkswagen International Finance NV	1.875%	3/30/27	1,000	1,147
8	Volkswagen Leasing GmbH	2.625%	1/15/24	425	528
8	Vonovia Finance BV	1.750%	1/25/27	900	1,043
					10,603
Hong Kong (0.1%)
5	CK Hutchison International 17 II Ltd.	2.750%	3/29/23	1,275	1,225

Japan (0.5%)
	American Honda Finance Corp.	2.000%	11/13/19	1,500	1,485
12	Toyota Finance Australia Ltd.	2.500%	12/7/20	1,625	1,166
8	Toyota Motor Credit Corp.	1.800%	7/23/20	1,250	1,503
					4,154
Mexico (0.3%)
8	America Movil SAB de CV	4.125%	10/25/19	575	699
	America Movil SAB de CV	6.375%	3/1/35	350	414
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	540	543
5	Infraestructura Energetica Nova SAB de CV	4.875%	1/14/48	980	842
					2,498
Netherlands (0.4%)
8	ABN AMRO Bank NV	2.500%	11/29/23	855	1,089
2	ABN AMRO Bank NV	4.400%	3/27/28	400	395
10	Cooperatieve Rabobank UA	4.625%	5/23/29	200	288
	Koninklijke KPN NV	8.375%	10/1/30	550	718
	Shell International Finance BV	4.000%	5/10/46	700	681
					3,171
South Korea (0.0%)
5	SK Telecom Co. Ltd.	3.750%	4/16/23	200	199

Spain (0.7%)
8	Banco de Sabadell SA	0.875%	3/5/23	1,300	1,477
8	CaixaBank SA	1.125%	1/12/23	800	915
8	CaixaBank SA	1.125%	5/17/24	1,400	1,601
8	Telefonica Emisiones SAU	2.242%	5/27/22	700	866
8	Telefonica Emisiones SAU	1.715%	1/12/28	500	568
	Telefonica Emisiones SAU	4.665%	3/6/38	290	275
	Telefonica Emisiones SAU	4.895%	3/6/48	480	456
					6,158
Sweden (0.3%)
8	Skandinaviska Enskilda Banken AB	2.000%	2/19/21	550	670
8	Skandinaviska Enskilda Banken AB	0.300%	2/17/22	1,750	2,040
					2,710
Switzerland (0.9%)
8	Credit Suisse AG	4.750%	8/5/19	2,350	2,851
[2,8]	Credit Suisse Group AG	1.250%	7/17/25	1,425	1,632

17

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	Roche Holdings Inc.	2.625%	5/15/26	1,100	1,035
[5,7]	UBS AG	2.780%	12/1/20	2,250	2,253
5	UBS AG	4.500%	6/26/48	225	238
					8,009
United Kingdom (1.5%)
	AstraZeneca plc	4.000%	1/17/29	305	303
5	BAT Capital Corp.	3.222%	8/15/24	575	551
5	BAT Capital Corp.	3.557%	8/15/27	925	866
8	BAT International Finance plc	2.750%	3/25/25	800	1,013
8	BP Capital Markets plc	2.994%	2/18/19	600	707
	BP Capital Markets plc	3.814%	2/10/24	475	482
10	CPUK Finance Ltd.	3.588%	8/28/25	975	1,327
8	FCE Bank plc	0.869%	9/13/21	1,800	2,085
10	Heathrow Funding Ltd.	6.750%	12/3/26	450	764
[2,8]	Heathrow Funding Ltd.	1.500%	2/11/32	750	853
7	HSBC Holdings plc	3.322%	5/18/24	245	245
8	Imperial Brands Finance plc	0.500%	7/27/21	1,050	1,225
5	Imperial Brands Finance plc	4.250%	7/21/25	800	798
8	London Stock Exchange Group plc	0.875%	9/19/24	475	551
5	Sky plc	3.125%	11/26/22	725	711
	Trinity Acquisition plc	4.400%	3/15/26	724	722
					13,203
United States (11.6%)
	21st Century Fox America Inc.	6.200%	12/15/34	640	777
	Abbott Laboratories	3.400%	11/30/23	715	711
	Advocate Health & Hospitals Corp.	3.829%	8/15/28	690	700
	Alabama Power Co.	4.300%	7/15/48	255	257
8	Allergan Funding SCS	1.250%	6/1/24	550	630
	Allergan Funding SCS	3.800%	3/15/25	735	727
	Allergan Funding SCS	4.550%	3/15/35	375	368
	Amazon.com Inc.	4.800%	12/5/34	300	329
	Amazon.com Inc.	4.250%	8/22/57	225	223
	Ameren Illinois Co.	3.800%	5/15/28	410	415
	American Electric Power Co. Inc.	3.200%	11/13/27	950	892
8	American International Group Inc.	1.500%	6/8/23	700	835
8	American International Group Inc.	1.875%	6/21/27	925	1,076
	American Tower Corp.	5.000%	2/15/24	1,050	1,099
	American Tower Corp.	4.400%	2/15/26	300	301
	Amgen Inc.	3.625%	5/22/24	275	276
	Amgen Inc.	4.663%	6/15/51	350	349
	Andeavor Logistics LP / Tesoro Logistics
	Finance Corp.	3.500%	12/1/22	1,405	1,382
	Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	170	165
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	85	84
	Anthem Inc.	3.500%	8/15/24	275	270
	Anthem Inc.	4.101%	3/1/28	610	600
	Anthem Inc.	4.375%	12/1/47	415	392
	Apple Inc.	2.750%	1/13/25	780	753
5	AT&T Inc.	4.100%	2/15/28	1,450	1,402
5	AT&T Inc.	4.900%	8/15/37	475	455
	AutoZone Inc.	3.700%	4/15/22	600	604
	Bank of America Corp.	3.300%	1/11/23	570	564
2	Bank of America Corp.	3.593%	7/21/28	1,885	1,805
2	Bank of America Corp.	4.271%	7/23/29	665	669

18

Global Wellington Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
7 Bank of New York Mellon Corp.	3.389%	10/30/23	415	423
BB&T Corp.	3.200%	9/3/21	510	508
BB&T Corp.	3.700%	6/5/25	770	771
Berkshire Hathaway Energy Co.	5.150%	11/15/43	10	11
Brandywine Operating Partnership LP	3.950%	11/15/27	665	636
Broadcom Corp. / Broadcom Cayman
Finance Ltd.	3.625%	1/15/24	1,190	1,151
5 Brooklyn Union Gas Co.	4.273%	3/15/48	965	965
Capital One Financial Corp.	4.200%	10/29/25	1,075	1,061
Cardinal Health Inc.	4.500%	11/15/44	380	341
5 Cargill Inc.	4.760%	11/23/45	340	372
Catholic Health Initiatives Colorado GO	4.200%	8/1/23	770	787
Celgene Corp.	3.250%	8/15/22	1,655	1,638
Charter Communications Operating LLC /
Charter Communications Operating Capital	6.384%	10/23/35	410	436
Citigroup Inc.	2.700%	3/30/21	345	340
Citigroup Inc.	4.600%	3/9/26	535	540
2 Citigroup Inc.	3.520%	10/27/28	2,380	2,250
Citigroup Inc.	4.750%	5/18/46	70	69
Comcast Corp.	6.500%	11/15/35	635	769
Comcast Corp.	4.000%	3/1/48	40	36
Comcast Corp.	3.999%	11/1/49	120	108
Comcast Corp.	4.049%	11/1/52	20	18
Commonwealth Edison Co.	3.650%	6/15/46	35	32
Commonwealth Edison Co.	4.000%	3/1/48	245	240
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	75	95
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	290	297
Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	300	301
5 Cox Communications Inc.	4.600%	8/15/47	800	739
Crown Castle International Corp.	3.800%	2/15/28	905	864
CSX Corp.	4.300%	3/1/48	365	355
CVS Health Corp.	4.100%	3/25/25	1,185	1,187
CVS Health Corp.	2.875%	6/1/26	1,455	1,336
CVS Health Corp.	5.125%	7/20/45	185	189
Devon Energy Corp.	3.250%	5/15/22	570	561
Dignity Health California GO	3.812%	11/1/24	594	596
Dignity Health California GO	4.500%	11/1/42	166	159
Discover Bank	4.200%	8/8/23	575	581
Dominion Energy Gas Holdings LLC	4.600%	12/15/44	660	664
Duke Energy Carolinas LLC	3.700%	12/1/47	105	97
Duke Energy Progress LLC	4.100%	3/15/43	707	702
Duke Energy Progress LLC	4.200%	8/15/45	285	285
Energy Transfer LP	4.900%	3/15/35	1,075	1,013
Enterprise Products Operating LLC	3.900%	2/15/24	535	541
Enterprise Products Operating LLC	4.250%	2/15/48	340	318
EQT Midstream Partners LP	4.750%	7/15/23	1,010	1,021
5 ERAC USA Finance LLC	4.500%	2/15/45	640	606
Eversource Energy	3.300%	1/15/28	310	295
FedEx Corp.	3.300%	3/15/27	275	264
FirstEnergy Corp.	3.900%	7/15/27	675	658
Florida Power & Light Co.	3.700%	12/1/47	275	260
Ford Motor Credit Co. LLC	3.096%	5/4/23	1,275	1,195
GE Capital International Funding Co.
Unlimited Co.	4.418%	11/15/35	500	480

19

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	General Dynamics Corp.	2.875%	5/11/20	870	870
	General Motors Co.	4.200%	10/1/27	475	456
	General Motors Financial Co. Inc.	3.450%	4/10/22	1,310	1,288
	Georgia Power Co.	4.300%	3/15/42	945	913
	Goldman Sachs Group Inc.	2.625%	4/25/21	575	565
2	Goldman Sachs Group Inc.	3.272%	9/29/25	1,375	1,321
2	Goldman Sachs Group Inc.	3.814%	4/23/29	335	321
2	Goldman Sachs Group Inc.	4.223%	5/1/29	600	595
	Goldman Sachs Group Inc.	4.750%	10/21/45	250	254
	HCP Inc.	4.000%	6/1/25	375	371
	Humana Inc.	2.900%	12/15/22	590	573
	International Paper Co.	4.350%	8/15/48	500	459
	John Deere Capital Corp.	3.450%	3/13/25	985	986
8	JPMorgan Chase & Co.	3.875%	9/23/20	1,300	1,630
2	JPMorgan Chase & Co.	3.782%	2/1/28	775	758
2	JPMorgan Chase & Co.	3.964%	11/15/48	975	901
	Kaiser Foundation Hospitals	4.875%	4/1/42	45	50
	Kaiser Foundation Hospitals	4.150%	5/1/47	285	289
5	KeySpan Gas East Corp.	2.742%	8/15/26	400	372
10	Kraft Heinz Foods Co.	4.125%	7/1/27	500	697
	Kraft Heinz Foods Co.	4.375%	6/1/46	720	629
	Kroger Co.	3.850%	8/1/23	1,025	1,033
	Lockheed Martin Corp.	4.700%	5/15/46	253	269
	Lockheed Martin Corp.	4.090%	9/15/52	97	92
	Medtronic Inc.	3.150%	3/15/22	550	548
	Memorial Sloan-Kettering Cancer Center
	New York GO	4.125%	7/1/52	150	151
	Mercy Health	3.555%	8/1/27	410	394
5	Metropolitan Life Global Funding I	3.000%	9/19/27	775	728
	Microsoft Corp.	3.700%	8/8/46	1,125	1,084
	MidAmerican Energy Co.	4.250%	5/1/46	10	10
8	Molson Coors Brewing Co.	1.250%	7/15/24	1,075	1,238
	Morgan Stanley	2.750%	5/19/22	1,375	1,340
	Morgan Stanley	3.125%	7/27/26	1,850	1,733
2	Morgan Stanley	3.772%	1/24/29	145	140
	Mylan NV	3.950%	6/15/26	755	715
	National Retail Properties Inc.	3.900%	6/15/24	330	326
	National Rural Utilities Cooperative Finance
	Corp.	2.950%	2/7/24	400	386
5	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	230	213
	Oglethorpe Power Corp.	5.250%	9/1/50	200	217
	Omnicom Group Inc.	3.650%	11/1/24	275	268
	Oracle Corp.	3.400%	7/8/24	575	574
	Oracle Corp.	3.250%	11/15/27	240	232
	Oracle Corp.	4.000%	11/15/47	220	211
	Pacific Gas & Electric Co.	2.950%	3/1/26	190	172
	Pacific Gas & Electric Co.	5.800%	3/1/37	1,156	1,276
	Pacific Gas & Electric Co.	6.250%	3/1/39	160	181
	Pacific Gas & Electric Co.	5.400%	1/15/40	135	143
	Pacific Gas & Electric Co.	5.125%	11/15/43	100	103
5	Penske Truck Leasing Co. LP / PTL Finance
	Corp.	3.375%	2/1/22	145	143
5	Penske Truck Leasing Co. LP / PTL Finance
	Corp.	4.250%	1/17/23	1,405	1,422

20

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
5	Penske Truck Leasing Co. LP / PTL Finance
	Corp.	3.950%	3/10/25	570	564
8	Philip Morris International Inc.	2.125%	5/30/19	1,525	1,799
	Philip Morris International Inc.	2.500%	11/2/22	575	553
8	Philip Morris International Inc.	2.875%	3/3/26	425	550
	PNC Bank NA	3.250%	1/22/28	910	875
2	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	225	215
	Santander Holdings USA Inc.	3.700%	3/28/22	1,750	1,736
5	SBA Tower Trust	2.877%	7/9/21	805	788
5	SBA Tower Trust	3.448%	3/15/23	675	670
	Sierra Pacific Power Co.	2.600%	5/1/26	149	138
	South Carolina Electric & Gas Co.	3.500%	8/15/21	545	544
	South Carolina Electric & Gas Co.	4.250%	8/15/28	650	651
	South Carolina Electric & Gas Co.	5.300%	5/15/33	113	122
	South Carolina Electric & Gas Co.	5.450%	2/1/41	300	325
	South Carolina Electric & Gas Co.	4.600%	6/15/43	230	233
	South Carolina Electric & Gas Co.	4.100%	6/15/46	25	23
	Southern California Edison Co.	3.700%	8/1/25	30	30
	Southern California Edison Co.	3.900%	3/15/43	8	7
	Southern California Edison Co.	4.000%	4/1/47	5	5
	Southern California Edison Co.	4.125%	3/1/48	625	605
	Southwestern Public Service Co.	3.700%	8/15/47	24	22
[2,5]	Sprint Spectrum Co LLC / Sprint Spectrum
	Co II LLC / Sprint Spectrum Co III LLC	4.738%	3/20/25	805	805
	SSM Health Care Corp.	3.823%	6/1/27	320	320
	Stanford Health Care	3.795%	11/15/48	50	49
	Starbucks Corp.	4.500%	11/15/48	320	315
	SunTrust Bank	3.300%	5/15/26	450	427
	Synchrony Bank	3.000%	6/15/22	450	433
	Synchrony Financial	4.250%	8/15/24	525	509
5	Teachers Insurance & Annuity Assn. of
	America	4.900%	9/15/44	860	921
8	Thermo Fisher Scientific Inc.	1.400%	1/23/26	375	439
	Time Warner Inc.	3.600%	7/15/25	850	817
2	United Airlines 2018-1 Class B Pass
	Through Trust	4.600%	3/1/26	70	70
8	United Technologies Corp.	1.150%	5/18/24	380	446
	United Technologies Corp.	3.950%	8/16/25	285	286
	UnitedHealth Group Inc.	3.850%	6/15/28	395	399
	UnitedHealth Group Inc.	4.625%	7/15/35	185	198
	UnitedHealth Group Inc.	4.200%	1/15/47	65	66
	UnitedHealth Group Inc.	4.250%	6/15/48	445	447
	Verizon Communications Inc.	3.500%	11/1/24	275	271
	Verizon Communications Inc.	4.522%	9/15/48	1,625	1,532
	Verizon Communications Inc.	4.672%	3/15/55	225	205
	Viacom Inc.	4.250%	9/1/23	800	804
8	Wells Fargo & Co.	2.250%	9/3/20	2,500	3,032
	Wells Fargo & Co.	4.300%	7/22/27	275	275
	Wells Fargo & Co.	4.750%	12/7/46	800	798
	Welltower Inc.	4.000%	6/1/25	275	273
					102,503
Total Corporate Bonds (Cost $179,687)					173,575

21

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Sovereign Bonds (5.5%)
Australia (0.1%)
12	Commonwealth of Australia	2.250%	11/21/22	1,260	911
12	Commonwealth of Australia	2.750%	11/21/27	135	99
12	Commonwealth of Australia	2.250%	5/21/28	380	266
					1,276
Canada (0.8%)
11	Canada	0.750%	5/1/19	685	521
11	Canada	0.750%	3/1/21	2,110	1,564
11	Canada	1.500%	6/1/23	125	93
11	Canada	2.000%	9/1/23	745	566
11	Canada	2.750%	12/1/48	235	200
[5,11] Canada Housing Trust No 1		2.350%	9/15/23	975	743
11	City of Toronto	3.200%	8/1/48	1,000	754
11	Province of Ontario	2.900%	6/2/28	1,910	1,463
13	Province of Ontario	0.250%	6/28/29	985	994
					6,898
Chile (0.1%)
	Corp. Nacional del Cobre de Chile	3.625%	8/1/27	650	619

China (0.4%)
5	Sinopec Group Overseas Development
	2017 Ltd.	3.000%	4/12/22	1,025	999
5	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	2,135	2,072
					3,071
France (0.5%)
8	Electricite de France SA	1.875%	10/13/36	600	631
8	Electricite de France SA	4.500%	11/12/40	1,000	1,498
8	RTE Reseau de Transport d’Electricite SA	2.875%	9/12/23	1,700	2,216
					4,345
Ireland (0.3%)
8	ESB Finance Ltd.	3.494%	1/12/24	1,930	2,573

Japan (1.4%)
14	Japan	0.100%	9/20/27	578,550	5,218
14	Japan	0.100%	12/20/27	410,150	3,696
14	Japan	0.100%	6/20/28	105,200	946
	Japan Bank for International Cooperation	2.250%	2/24/20	450	446
14	Japan Treasury Discount Bill	0.000%	10/29/18	227,000	2,043
					12,349
Mexico (0.4%)
8	Petroleos Mexicanos	3.750%	2/21/24	2,595	3,088
5	Petroleos Mexicanos	6.350%	2/12/48	210	187
					3,275
Qatar (0.2%)
5	State of Qatar	2.375%	6/2/21	1,400	1,360
5	State of Qatar	3.875%	4/23/23	550	552
5	State of Qatar	5.103%	4/23/48	255	260
					2,172

22

Global Wellington Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Saudi Arabia (0.3%)
5	Kingdom of Saudi Arabia	2.875%	3/4/23	2,740	2,639
5	Kingdom of Saudi Arabia	4.000%	4/17/25	200	200
					2,839
Singapore (0.1%)
5	Temasek Financial I Ltd.	3.625%	8/1/28	510	514

Switzerland (0.0%)
5	Syngenta Finance NV	5.182%	4/24/28	285	275

United Arab Emirates (0.1%)
	Emirate of Abu Dhabi	3.125%	10/11/27	1,235	1,166

United Kingdom (0.8%)
10	United Kingdom	1.750%	7/22/19	790	1,033
10	United Kingdom	1.500%	1/22/21	1,015	1,338
10	United Kingdom	0.500%	7/22/22	430	548
10	United Kingdom	0.750%	7/22/23	1,210	1,546
10	United Kingdom	1.250%	7/22/27	155	199
10	United Kingdom	3.500%	1/22/45	1,565	2,752
					7,416
Total Sovereign Bonds (Cost $50,065)					48,788
Taxable Municipal Bonds (0.8%)
	Bay Area Toll Authority California Toll Bridge
	Revenue (San Francisco Bay Area)	6.907%	10/1/50	75	110
	California GO	7.550%	4/1/39	345	512
	California GO	7.350%	11/1/39	140	199
	California GO	7.625%	3/1/40	20	30
	Chicago IL Transit Authority Transfer Tax
	Receipts Revenue	6.899%	12/1/40	355	457
	Chicago IL Transit Authority	6.300%	12/1/21	70	74
	Georgia Municipal Electric Power Authority
	Revenue	6.637%	4/1/57	185	226
	Illinois GO	5.100%	6/1/33	1,060	1,023
15	Kansas Development Finance Authority	5.371%	5/1/26	775	828
	Kansas Development Finance Authority
	Revenue	4.927%	4/15/45	290	316
	North Texas Tollway Authority System
	Revenue	6.718%	1/1/49	125	179
	Port Authority of New York & New Jersey
	Revenue	4.458%	10/1/62	270	287
	San Jose CA Redevelopment Agency
	Successor Agency Tax Allocation	3.375%	8/1/34	195	186
	South Carolina Public Service Authority
	Revenue	2.388%	12/1/23	1,275	1,194
	South Carolina Public Service Authority
	Revenue	6.454%	1/1/50	235	311
	State of Connecticut	2.990%	1/15/23	765	748
	University of California Regents Medical
	Center Revenue	6.548%	5/15/48	190	254
Total Taxable Municipal Bonds (Cost $7,148)					6,934

23

Global Wellington Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Temporary Cash Investments (3.4%)
U. S. Government and Agency Obligations (0.6%)
United States Treasury Bill	1.941%	10/11/18	2,500	2,495
United States Treasury Bill	1.969%	10/25/18	2,650	2,643
				5,138

			Shares
Money Market Fund (2.8%)
[16,17]Vanguard Market Liquidity Fund	2.153%		249,344	24,939
Total Temporary Cash Investments (Cost $30,072)				30,077
Total Investments (100.1%) (Cost $878,171)				887,712

				Amount
				($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard				47
Receivables for Investment Securities Sold				1,880
Receivables for Accrued Income				3,786
Receivables for Capital Shares Issued				722
Variation Margin Receivable—Futures Contracts				133
Unrealized Appreciation—Forward Currency Contracts				71
Other Assets				1,441
Total Other Assets				8,080
Liabilities
Payables for Investment Securities Purchased				(6,152)
Collateral for Securities on Loan				(1,331)
Payables for Capital Shares Redeemed				(559)
Payables to Vanguard				(96)
Payables to Investment Advisor				(338)
Variation Margin Payable—Futures Contracts				(26)
Unrealized Depreciation—Forward Currency Contracts				(238)
Other Liabilities				(82)
Total Liabilities				(8,822)
Net Assets (100%)				886,970

At August 31, 2018, net assets consisted of:
				Amount
				($000)
Paid-in Capital				875,006
Undistributed Net Investment Income				4,604
Accumulated Net Realized Losses				(2,089)
Unrealized Appreciation (Depreciation)
Investment Securities				9,541
Futures Contracts				97
Forward Currency Contracts				(167)
Foreign Currencies				(22)
Net Assets				886,970

24

Global Wellington Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 8,394,940 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	172,196
Net Asset Value Per Share—Investor Shares	$20.51

Admiral Shares—Net Assets
Applicable to 27,869,496 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	714,774
Net Asset Value Per Share—Admiral Shares	$25.65

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,303,000.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of
August 31, 2018.
4 Securities with a value of $647,000 have been segregated as initial margin for open futures contracts.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, the aggregate value of these securities was $51,691,000, representing 5.8% of net assets.
6 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
7 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
8 Face amount denominated in euro.
9 Adjustable-rate security.
10 Face amount denominated in British pounds.
11 Face amount denominated in Canadian dollars.
12 Face amount denominated in Australian dollars.
13 Face amount denominated in Swiss francs.
14 Face amount denominated in Japanese yen.
15 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
17 Includes $1,331,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMICs—Real Estate Mortgage Investment Conduits.

25

Global Wellington Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
5-Year U. S. Treasury Note	December 2018	145	16,443	17
Euro-Bund	September 2018	48	9,097	65
Euro-Buxl	September 2018	14	2,905	50
Long Gilt	December 2018	13	2,062	(1)
				131

Short Futures Contracts
10-Year U.S. Treasury Note	December 2018	(161)	(19,363)	(36)
Ultra Long U. S. Treasury Bond	December 2018	(27)	(4,302)	11
Euro-Schatz	September 2018	(30)	(3,900)	—
Euro-Bobl	September 2018	(14)	(2,149)	(6)
Ultra 10-Year U.S. Treasury Note	December 2018	(9)	(1,152)	(3)
				(34)
				97

26

Global Wellington Fund

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs International	9/28/18	EUR	495	USD	581	(6)
Goldman Sachs International	9/28/18	USD	65,520	EUR	56,428	(115)
J.P. Morgan Chase Bank, N.A.	9/28/18	USD	11,931	GBP	9,264	(93)
Goldman Sachs International	9/28/18	USD	8,950	JPY	993,306	(7)
Goldman Sachs International	9/28/18	USD	5,774	CAD	7,518	10
Bank of America N.A.	9/28/18	USD	2,481	AUD	3,382	50
J.P. Morgan Chase Bank, N.A.	10/29/18	USD	2,056	JPY	227,000	4
J.P. Morgan Chase Bank, N.A.	9/28/18	USD	982	CHF	964	(15)
J.P. Morgan Chase Bank, N.A.	9/28/18	USD	947	JPY	105,251	(2)
J.P. Morgan Chase Bank, N.A.	9/28/18	USD	775	CAD	1,001	7
						(167)
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At August 31, 2018, the counterparties had deposited in segregated accounts securities with a value of $1,547,000 and cash of $420,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Global Wellington Fund

Statement of Operations

October 18, 2017[1] to
August31,2018
($000)
Investment Income
Income
Dividends [2]	12,950
Interest [3]	5,578
Securities Lending—Net	71
Total Income	18,599
Expenses
Investment Advisory Fees—Note B	1,006
The Vanguard Group—Note C
Management and Administrative—Investor Shares	404
Management and Administrative—Admiral Shares	987
Marketing and Distribution—Investor Shares	30
Marketing and Distribution—Admiral Shares	39
Custodian Fees	70
Auditing Fees	17
Shareholders’ Reports—Investor Shares	8
Shareholders’ Reports—Admiral Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	2,564
Expenses Paid Indirectly	(68)
Net Expenses	2,496
Net Investment Income	16,103
Realized Net Gain (Loss)
Investment Securities Sold [3]	(6,878)
Futures Contracts	811
Forward Currency Contracts	3,856
Foreign Currencies	30
Realized Net Gain (Loss)	(2,181)
Change in Unrealized Appreciation (Depreciation)
Investment Securities [3]	9,541
Futures Contracts	97
Forward Currency Contracts	(167)
Foreign Currencies	(22)
Change in Unrealized Appreciation (Depreciation)	9,449
Net Increase (Decrease) in Net Assets Resulting from Operations	23,371

1 Commencement of subscription period for the fund.
2 Dividends are net of foreign withholding taxes of $858,000.
3 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $454,000, $1,000, and $4,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.

28

Global Wellington Fund

Statement of Changes in Net Assets

October 18, 2017[1] to
August 31, 2018
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,103
Realized Net Gain (Loss)	(2,181)
Change in Unrealized Appreciation (Depreciation)	9,449
Net Increase (Decrease) in Net Assets Resulting from Operations	23,371
Distributions
Net Investment Income
Investor Shares	(2,453)
Admiral Shares	(8,954)
Realized Capital Gain
Investor Shares	—
Admiral Shares	—
Total Distributions	(11,407)
Capital Share Transactions
Investor Shares	169,692
Admiral Shares	705,314
Net Increase (Decrease) from Capital Share Transactions	875,006
Total Increase (Decrease)	886,970
Net Assets
Beginning of Period	—
End of Period[2]	886,970

1 Commencement of subscription period for the fund.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,604,000.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Global Wellington Fund

Financial Highlights

Investor Shares
October 18, 2017[1] to
For a Share Outstanding Throughout the Period	August 31, 2018
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income[2]	.392
Net Realized and Unrealized Gain (Loss) on Investments	.379
Total from Investment Operations	.771
Distributions
Dividends from Net Investment Income	(.261)
Distributions from Realized Capital Gains	—
Total Distributions	(. 261)
Net Asset Value, End of Period	$20.51

Total Return[3]	3.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$172
Ratio of Total Expenses to Average Net Assets	0.46%[4,5]
Ratio of Net Investment Income to Average Net Assets	2.32%[5]
Portfolio Turnover Rate	44%

1 Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash. Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $20.00.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.45%.
5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Global Wellington Fund

Financial Highlights

Admiral Shares
October 18, 2017[1] to
For a Share Outstanding Throughout the Period	August 31, 2018
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income[2]	.511
Net Realized and Unrealized Gain (Loss) on Investments	.480
Total from Investment Operations	.991
Distributions
Dividends from Net Investment Income	(.341)
Distributions from Realized Capital Gains	—
Total Distributions	(. 341)
Net Asset Value, End of Period	$25.65

Total Return[3]	3.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$715
Ratio of Total Expenses to Average Net Assets	0.36%[4,5]
Ratio of Net Investment Income to Average Net Assets	2.42%[5]
Portfolio Turnover Rate	44%

1 Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash. Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $25.00.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.35%.
5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Global Wellington Fund

Notes to Financial Statements

Vanguard Global Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between

32

Global Wellington Fund

changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended August 31, 2018, the fund’s average investments in long and short futures contracts represented 2% and 4% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated.

The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

33

Global Wellington Fund

During the period ended August 31, 2018, the fund’s average investment in forward currency contracts represented 12% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

6. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period ended August 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

8. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents

34

Global Wellington Fund

fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the period ended August 31, 2018, the investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets. In accordance with the advisory contract entered into with Wellington Management Company LLP, beginning December 1, 2018, the basic fee will be subject to quarterly adjustments based on the fund’s performance relative to a combined index comprising the FTSE Developed Index and the Bloomberg Barclays Fixed Income Composite Index since December 1, 2017.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees, and are generally settled twice a month.

35

Global Wellington Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $47,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the period ended August 31, 2018, custodian fee offset arrangements reduced the fund’s expenses by $68,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	356,937	220,489	—
U.S. Government and Agency Obligations	—	31,606	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	19,306	—
Corporate Bonds	—	173,575	—
Sovereign Bonds	—	48,788	—
Taxable Municipal Bonds	—	6,934	—
Temporary Cash Investments	24,939	5,138	—
Futures Contracts—Assets[1]	133	—	—
Futures Contracts—Liabilities[1]	(26)	—	—
Forward Currency Contracts—Assets	—	71	—
Forward Currency Contracts—Liabilities	—	(238)	—
Total	381,983	505,669	—
1 Represents variation margin on the last day of the reporting period.

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Global Wellington Fund

F. At August 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	133	—	133
Unrealized Appreciation—Forward Currency Contracts	—	71	71
Total Assets	133	71	204

Variation Margin Payable—Futures Contracts	(26)	—	(26)
Unrealized Depreciation —Forward Currency Contracts	—	(238)	(238)
Total Liabilities	(26)	(238)	(264)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the period ended August 31, 2018, were:

Interest Rate		Currency
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	811	—	811
Forward Currency Contracts	—	3,856	3,856
Realized Net Gain (Loss) on Derivatives	811	3,856	4,667

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	97	—	97
Forward Currency Contracts	—	(167)	(167)
Change in Unrealized Appreciation (Depreciation) on Derivatives	97	(167)	(70)

G. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	—
Undistributed (Overdistributed) net investment income	(92)
Accumulated net realized gains (losses)	92

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles, and the

37

Global Wellington Fund

realization of unrealized gains or losses on certain futures contracts and forward currency contracts. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	4,604
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(2,136)
Net unrealized gains (losses)	9,496

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount
($000)
Tax cost	878,194
Gross unrealized appreciation	39,497
Gross unrealized depreciation	(29,979)
Net unrealized appreciation (depreciation)	9,518

H. During the period ended August 31, 2018, the fund purchased $1,082,275,000 of investment securities and sold $276,696,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $100,449,000 and $67,783,000, respectively.

I. Capital share transactions for each class of shares were:

	October 18, 2017[1] to
	August 31, 2018
	Amount	Shares
	($000)	(000)
Investor Shares
Issued	300,032	14,826
Issued in Lieu of Cash Distributions	2,158	107
Redeemed	(132,498)	(6,538)
Net Increase (Decrease)—Investor Shares	169,692	8,395
Admiral Shares
Issued	965,403	38,145
Issued in Lieu of Cash Distributions	7,432	294
Redeemed	(267,521)	(10,570)
Net Increase (Decrease)—Admiral Shares	705,314	27,869
1 Commencement of subscription period for the fund.

J. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Global Wellington Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Global Wellington Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the “Fund”) as of August 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 18, 2017 (commencement of operations) through August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the period October 18, 2017 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

39

Special 2018 tax information (unaudited) for Vanguard Global Wellington Fund

This information for the fiscal period ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $6,467,000 of qualified dividend income to shareholders during the fiscal period.

For corporate shareholders, 30.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction

40

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Wellington Fund	2/28/2018	8/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,022.72	$2.35
Admiral Shares	1,000.00	1,023.20	1.84
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.89	$2.35
Admiral Shares	1,000.00	1,023.39	1.84

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for the period are 0.46% for Investor Shares and 0.36% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

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Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Global Wellington Composite Index: 65% FTSE Developed Index (net of tax) and 35% Bloomberg Barclays Fixed Income Composite Index, composed of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged).

44

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays Fixed Income Composite Index, which is composed of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Global Wellington Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Global Wellington Fund. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Global Wellington Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Global Wellington Fund or the owners of the Global Wellington Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Global Wellington Fund. Investors acquire the Global Wellington Fund from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Global Wellington Fund. The Global Wellington Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Global Wellington Fund or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Global Wellington Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Wellington Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Global Wellington Fund or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Global Wellington Fund.

45

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Global Wellington Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Global Wellington Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES

OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY

OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE GLOBAL WELLINGTON FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

46

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

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© 2018 The Vanguard Group, Inc.
All rights reserved.
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Q15670 102018

Annual Report | August 31, 2018
Vanguard Global Wellesley® Income Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisor’s Report.	4
Fund Profile.	8
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	42
Glossary.	44

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• From its inception on November 2, 2017, to August 31, 2018, Vanguard Global Wellesley Income Fund returned 0.88% for Investor Shares and 0.96% for Admiral Shares. Its benchmark index returned 0.58% and the average return of its peer group was 1.61%.

• There was some volatility during the period stemming from escalating trade tensions, political uncertainty in Europe, and geopolitical flare-ups. However, the global economy continued to expand, inflation in developed markets remained moderate, and monetary policies of major central banks turned a little less accommodative. In this environment, developed-market stocks rose while emerging-market stocks were more or less flat and bonds struggled.

• In relative terms, both stocks and bonds added value for the fund. The stock component gained through its holdings in information technology, health care, and financials, and the bond component through a slightly short duration and yield curve positioning.

Total Returns: Period Ended August 31, 2018
Since Inception
Vanguard Global Wellesley Income Fund
Investor Shares (Inception: 11/2/2017)	0.88%
Admiral™ Shares (Inception: 11/2/2017)	0.96
Global Wellesley Income Composite Index	0.58
Mixed-Asset Target Allocation Conservative Funds Average	1.61

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Global Wellesley Income Fund	0.42%	0.32%	0.76%

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal period ended August 31, 2018, the fund’s annualized expense ratios were 0.43% for Investor Shares and 0.33% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Mixed-Asset Target Allocation Conservative Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

2

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
September 13, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.82%	15.84%	14.36%
Russell 2000 Index (Small-caps)	25.45	16.11	13.00
Russell 3000 Index (Broad U.S. market)	20.25	15.86	14.25
FTSE All-World ex US Index (International)	3.51	8.31	5.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.05%	1.76%	2.49%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.49	2.71	4.12
FTSE Three-Month U. S. Treasury Bill Index	1.49	0.74	0.44

CPI
Consumer Price Index	2.70%	1.90%	1.52%

Advisor’s Report

Vanguard Global Wellesley Income Fund returned 0.88% for Investor Shares and 0.96% for Admiral Shares for the period from its inception through August 31, 2018. The fund’s composite benchmark returned 0.58%. It is weighted 65% Bloomberg Barclays Fixed Income Composite Index—made up of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged)—and 35% FTSE Developed High Dividend Yield Index (net of tax).

The investment environment

Over the period, the Standard & Poor’s 500 Index returned 14.35%, the MSCI World Index returned 8.73%, and the MSCI EAFE Index returned –0.24%. Broad fixed income markets struggled. The Bloomberg Barclays U.S. Aggregate Bond Index returned –0.76% and the higher-quality Bloomberg Barclays U.S. Credit A or Better Bond Index returned –1.25%. The yield on the 10-year U.S. Treasury note hit 2.86% at the end of August, up from 2.34% last November.

In late 2017, healthy economic data, tax-law changes, and relatively low levels of inflation buoyed U.S. and international equity markets, which rallied through the end of the year. In the bond markets, interest rates rose and sovereign yield curves flattened amid positive growth and rising consumer and business confidence.

Triggered by concerns about escalating U.S. inflation risks, volatility spiked after the new year following an unusually extended period of calm. Fears of a global trade war further unsettled markets after President Trump announced tariffs on steel, aluminum, and billions of dollars of Chinese imports. In Europe, political uncertainty and signs of slowing growth weighed on investor sentiment. In the Asia-Pacific region, the potential for inflation, rising rates, and mounting trade tensions hurt performance, most notably in Japan.

During the first few months of 2018, most global fixed income sectors performed poorly as global inflation expectations rose and sovereign yields moved higher. Credit spreads widened in response to volatility in the equity markets, decreased demand for credit as U.S. firms repatriated overseas funds held in high-quality corporate paper, and increased currency hedging costs. The U.S. dollar came under pressure after protectionist rhetoric from President Trump.

As the year progressed, global equities rebounded. The U.S. reported exceptionally robust corporate earnings and strong economic fundamentals, including historically low unemployment levels, accelerating wage growth, and above-consensus manufacturing output. Despite rising trade anxieties, European companies also posted strong earnings and increased their merger and acquisition activities. And in the Pacific Basin, positive consumer

4

sentiment and retail sales, as well as encouraging labor statistics in Australia and Japan, boosted local equity markets.

Global fixed income sectors produced mixed results at the end of the period. Government bonds enjoyed short-lived bursts of strength caused by tensions between the U.S. and its trading partners. As widely anticipated, in June the U.S. Federal Reserve raised its benchmark interest rate by 25 basis points for the second time this year and signaled the potential for two more hikes by December. The Fed also lifted its economic growth forecasts and kept jobless estimates low. By July, trade war fears between the U.S. and Europe eased after President Trump and EU leaders agreed to work toward zero tariffs, but trade relations with China remained at risk.

The fund’s successes

The fund’s equity and fixed income portfolios both outpaced their benchmarks. Stock selection was particularly strong in information technology, health care, and financials. An overweighted allocation to information technology and an underweight to consumer staples also boosted results. Top relative contributors included Eisai (pharmaceuticals; Japan), Lundin Petroleum (oil and gas production; Sweden), and Qualcomm (semiconductors; U.S.). A lack of exposure to General Electric, which weakened over the period, also helped.

On the fixed income side, our modestly short duration stance and our yield curve positioning drove performance, which benefited from the Fed’s incremental rate hikes. Our avoidance of supranationals as well as an overweight to and selection in asset-backed securities aided relative results.

The fund’s shortfalls

Stock selection in consumer staples and industrials weighed on performance but not enough to offset the effects of positive selection in other sectors. An underweighted allocation to health care and an overweight to utilities also modestly detracted, as did a large overweight to real estate. Top relative detractors included British American Tobacco (U.K.), L Brands (retail; U.S.), and ING Groep (banking; Netherlands).

In the fixed income portfolio, security selection among local agency bonds and investment-grade corporates lagged the most, particularly in banking and electric utilities. Our overweighted allocation to the banking industry also hindered performance.

The fund’s positioning

Broadly speaking, global economic fundamentals look healthy and corporate performance is prosperous. Central banks are unwinding accommodative monetary policies, and we anticipate a measured approach to interest rate normalization.

5

Inflation pressure remains muted, but we are watching carefully for any deterioration in data, particularly since unemployment levels in the U.S. and Europe are at historic lows. This could lead to an uptick in inflation through wage growth pressure.

The potential escalation of trade tensions between the U.S. and the rest of the world remains top of mind. Despite progress in Europe, the overall situation is still in flux and it’s hard to draw definitive conclusions at this stage. Questions surround the scope of damage this could have on global economic growth and whether we’re headed toward an all-out trade war. The direct cost of trade restrictions announced so far is low. However, should the situation worsen, trade retaliation, disruption to the global supply chain, and inflation could cause financial conditions to tighten.

The fixed income portfolio has an underweighted allocation to duration at the short end of the U.S. curve because we expect the Fed to continue to raise short-term interest rates.

We have a neutral position toward credit risk overall but an overweighted allocation to the U.S., where fiscal stimulus, tax reform, and deregulation should boost corporate credit. We are underweighted in U.K. credit risk as a result of the uncertainty surrounding Brexit. We are also underweighted in emerging markets because of our concerns about the impact of a strong U.S. dollar, global liquidity, and trade risks.

On an industry basis, the fixed income portfolio has an overweighted allocation to banks. However, we have gradually reduced European banking exposure because of moderating growth expectations and increased political risk. We are also overweighted in utilities, which have attractive valuations and high credit quality. An overweight to securitized sectors such as asset-backed securities and collateralized loan obligations is also based on favorable valuations.

We feel valuations largely reflect comfort with synchronized global economic growth and stable credit fundamentals. We expect global inflation to remain moderate and major central banks to continue gradually tightening monetary policy. We also think that a planned significant increase in U.S. Treasury borrowing, combined with reduced asset purchases by the Fed and European Central Bank, will lift global government bond yields.

On the equity side, markets are adopting a more cautious tone. Further spikes of volatility are not off the cards; a number of factors could throw the strengthening global growth trajectory off-course. We believe the portfolio is well-positioned for a potentially uncertain environment. Our focus on investing in high-quality companies with strong dividend yields should provide some protection as the year proceeds.

Since the fund’s inception, we’ve made several changes to the equity portfolio’s positioning. We have moved from an

6

underweighted to an overweighted allocation in some of the more cyclical sectors such as financials and energy. We’ve also decreased our exposure to less cyclical and more defensive segments such as utilities, health care, and telecommunication services.

Regionally, the equity portfolio’s largest absolute allocations are to North America and Europe, which also happens to be its largest relative overweight. Within Europe, we are most overweighted in non-euro zone countries, including the U.K., Switzerland, and Sweden. We have underweighted allocations to Japan and the rest of the developed Pacific Basin.

At the end of the period, the equity portfolio’s largest industry sector overweights were in real estate, information technology, and financials. The biggest underweights were in health care, consumer staples, and consumer discretionary. Since the fund’s inception, we have initiated new positions in Taiwan Semiconductor, Rio Tinto, Novartis, and BNP Paribas and eliminated holdings in innogy, Merck, Microsoft, and Sberbank of Russia.

John C. Keogh
Senior Managing Director and Fixed Income Portfolio Manager

Michael E. Stack, CFA
Senior Managing Director and Fixed Income Portfolio Manager

Loren L. Moran, CFA
Managing Director and Fixed Income Portfolio Manager

Ian R. Link, CFA
Senior Managing Director and Equity Portfolio Manager

Wellington Management Company llp

September 25, 2018

7

Global Wellesley Income Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGWIX	VGYAX
Expense Ratio[1]	0.42%	0.32%

Equity and Portfolio Characteristics
Fund
Number of Stocks	67
Median Market Cap	$52.8B
Price/Earnings Ratio	12.5x
Price/Book Ratio	1.9x
Return on Equity	12.3%
Earnings Growth Rate	4.0%
Dividend Yield	4.0%
Foreign Holdings	22.4%
Turnover Rate	39%
Short-Term Reserves	3.9%

Fixed Income Characteristics
Fund
Number of Bonds	361
Yield to Maturity (before expenses)	2.9%
Average Coupon	3.1%
Average Duration	6.0 years
Average Effective Maturity	8.3 years

Ten Largest Stocks (% of equity portfolio)
Royal Dutch Shell plc	Integrated Oil & Gas	3.1%
AstraZeneca plc	Pharmaceuticals	3.0
Roche Holding AG	Pharmaceuticals	2.8
Unilever	Personal Products	2.8
Wells Fargo & Co.	Diversified Banks	2.7
TOTAL SA	Integrated Oil & Gas	2.5
Chevron Corp.	Integrated Oil & Gas	2.5
Cisco Systems Inc.	Communications
	Equipment	2.4
British American
Tobacco plc	Tobacco	2.4
QUALCOMM Inc.	Semiconductors	2.3
Top Ten		26.5%
Top Ten as % of Total Net Assets		10.0%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

Allocation by Region (% of fixed-income exposure)

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the fiscal period ended August 31, 2018, the annualized expense ratios were 0.43% for Investor Shares and 0.33% for Admiral Shares.

8

Global Wellesley Income Fund

Fund Asset Allocation

Sector Diversification (% of equity exposure)
Fund
Consumer Discretionary	5.4%
Consumer Staples	8.6
Energy	12.2
Financials	22.4
Health Care	10.2
Industrials	8.1
Information Technology	11.6
Materials	5.8
Real Estate	5.6
Telecommunication Services	4.2
Utilities	5.9

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	7.4%
Commercial Mortgage-Backed	2.1
Finance	23.0
Foreign	17.6
Government Mortgage-Backed	5.4
Industrial	32.5
Treasury/Agency	3.4
Utilities	5.9
Other	2.7

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed
income portfolio)
U.S. Government	10.7%
Aaa	10.8
Aa	11.8
A	34.0
Baa	32.7

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

9

Global Wellesley Income Fund

Market Diversification (% of equity exposure)
Fund
Europe
United Kingdom	12.7%
France	7.4
Switzerland	7.2
Netherlands	5.4
Sweden	3.5
Germany	3.4
Italy	2.7
Belgium	1.7
Finland	1.3
Portugal	1.1
Subtotal	46.4%
Pacific
Japan	3.8%
Hong Kong	1.1
Australia	1.0
Subtotal	5.9%
Emerging Markets
China	2.6%
Taiwan	2.4
Subtotal	5.0%
North America
United States	41.4%
Canada	1.3
Subtotal	42.7%

10

Global Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): November 2, 2017, Through August 31, 2018

Total Returns: Period Ended June 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	Income	Capital	Total
Investor Shares	11/2/2017	1.51%	-2.30%	-0.79%
Admiral Shares	11/2/2017	1.59	-2.30	-0.71

See Financial Highlights for dividend and capital gains information.

11

Global Wellesley Income Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U. S. Government and Agency Obligations (6.5%)
United States (6.5%)
[1,2]	Fannie Mae Pool	3.000%	12/1/47	1,614	1,563
[1,2,3] Fannie Mae Pool		3.500%	9/1/48	6,400	6,364
[1,2]	Fannie Mae REMICS	2.000%	9/25/40	232	222
[1,2]	Fannie Mae REMICS	3.500%	6/25/44	558	556
[1,2]	Fannie Mae REMICS	2.500%	5/25/45	722	699
[1,2]	Freddie Mac Gold Pool	3.000%	11/1/47–12/1/47	2,856	2,766
[1,2]	Freddie Mac Gold Pool	3.500%	11/1/47–12/1/47	5,329	5,302
[1,2]	Freddie Mac REMICS	4.000%	12/15/39–8/15/40	1,937	1,991
[1,2]	Freddie Mac REMICS	3.500%	9/15/40–11/15/40	730	731
[1,2]	Freddie Mac REMICS	1.750%	9/15/42	1,805	1,705
2	Government National Mortgage Assn.	2.750%	9/20/44	364	357
4	United States Treasury Note/Bond	1.500%	10/31/19	665	657
	United States Treasury Note/Bond	2.125%	12/31/22	830	809
	United States Treasury Note/Bond	2.750%	4/30/23	1,400	1,400
	United States Treasury Note/Bond	2.250%	11/15/27	3,160	3,004
	United States Treasury Note/Bond	2.750%	2/15/28	1,440	1,426
	United States Treasury Note/Bond	2.750%	11/15/47	1,350	1,278
	United States Treasury Note/Bond	3.125%	5/15/48	705	719
	United States Treasury Strip Principal	0.000%	5/15/47	585	246
	United States Treasury Strip Principal	0.000%	8/15/47	1,450	603
Total U.S. Government and Agency Obligations (Cost $32,944)					32,398
Asset-Backed/Commercial Mortgage-Backed Securities (4.3%)
Australia (0.1%)
5	National Australia Bank Ltd.	2.400%	12/7/21	675	658

Canada (0.3%)
[2,5,6] CARDS II Trust 2017-2A		2.323%	10/17/22	865	865
[2,5,6] Master Credit Card Trust II Series 2018-1A		2.559%	7/22/24	835	833
					1,698
Cayman Islands (1.4%)
[2,5,7] Atlas Senior Loan Fund V Ltd.		3.599%	7/16/29	900	901
[2,5,7] KKR CLO 16 Ltd.		3.837%	1/20/29	435	436
[2,5,7] KKR CLO 17 Ltd.		3.679%	4/15/29	875	877
[2,5,7] Madison Park Funding XVIII Ltd.		3.537%	10/21/30	875	876

12

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[2,5,7] Madison Park Funding XXX Ltd.		3.089%	4/15/29	1,570	1,553
[2,5,7] Magnetite VII Ltd.		3.139%	1/15/28	1,510	1,499
[2,5,7] Race Point IX CLO Ltd.		3.549%	10/15/30	870	871
					7,013
Spain (0.2%)
8	Bankia SA	4.125%	3/24/36	550	842

United States (2.3%)
2	AmeriCredit Automobile Receivables Trust
	2014-3	2.580%	9/8/20	240	240
[2,5,9] Angel Oak Mortgage Trust I LLC 2018-3		3.649%	9/25/48	764	765
[2,5]	ARI Fleet Lease Trust 2018-A	2.550%	10/15/26	260	259
[2,5,7] Bristol Park CLO Ltd.		3.759%	4/15/29	815	817
[2,5]	Chesapeake Funding II LLC	3.230%	8/15/30	865	865
[2,5]	Chesapeake Funding II LLC 2018-2A	1.990%	5/15/29	628	622
[2,5]	Chrysler Capital Auto Receivables Trust
	2016-A	3.250%	6/15/22	295	296
[2,5,9] COLT 2018-1 Mortgage Loan Trust		2.930%	2/25/48	279	277
[2,5,9] Deephaven Residential Mortgage Trust
	2018-1	2.976%	12/25/57	419	416
[2,5]	Enterprise Fleet Financing LLC Series
	2018-1	2.870%	10/20/23	815	813
[2,5]	First Investors Auto Owner Trust	2.000%	3/15/22	450	447
[2,5]	First Investors Auto Owner Trust	2.410%	12/15/22	140	138
[2,5]	GreatAmerica Leasing Receivables Funding
	LLC Series 2018-1	2.600%	6/15/21	255	253
[2,5]	GreatAmerica Leasing Receivables Funding
	LLC Series 2018-1	2.830%	6/17/24	183	181
[2,5]	Hyundai Auto Lease Securitization Trust
	2018-A	1.950%	3/15/19	82	82
[2,5]	Hyundai Auto Lease Securitization Trust
	2018-A	2.550%	8/17/20	555	554
[2,5]	MMAF Equipment Finance LLC 2016-A	1.480%	6/15/20	175	174
[2,5]	MMAF Equipment Finance LLC 2017-B	2.210%	10/17/22	205	202
[2,5]	OneMain Direct Auto Receivables Trust
	2017-2	2.310%	12/14/21	875	870
2	Santander Drive Auto Receivables Trust
	2014-4	3.100%	11/16/20	247	247
2	Santander Drive Auto Receivables Trust
	2016-3	1.890%	6/15/21	630	628
[2,5]	Sofi Consumer Loan Program 2018-2 Trust	2.930%	4/26/27	399	398
[2,5,9] Towd Point Mortgage Trust 2018-1		3.000%	1/25/58	342	337
[2,5]	Vantage Data Centers Issuer LLC 2018-1A	4.072%	2/16/43	328	331
[2,5]	Westlake Automobile Receivables Trust	2.980%	1/18/22	695	695
[2,5]	Westlake Automobile Receivables Trust
	2018-1	2.240%	12/15/20	723	721
					11,628
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $21,934)					21,839

13

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Corporate Bonds (36.3%)
Australia (0.3%)
[2,5]	Macquarie Group Ltd.	4.150%	3/27/24	1,125	1,119
	Westpac Banking Corp.	2.300%	5/26/20	214	212
					1,331
Belgium (0.1%)
10	Anheuser-Busch InBev SA/NV	1.750%	3/7/25	325	411

Canada (0.6%)
7	Canadian Imperial Bank of Commerce	3.055%	6/16/22	700	705
	Emera US Finance LP	2.700%	6/15/21	475	462
	Fortis Inc.	3.055%	10/4/26	625	581
	Nutrien Ltd.	3.150%	10/1/22	350	341
11	Toronto-Dominion Bank	1.680%	6/8/21	900	672
	TransCanada PipeLines Ltd.	4.875%	1/15/26	475	499
					3,260
China (0.5%)
	Alibaba Group Holding Ltd.	3.125%	11/28/21	1,000	990
	Alibaba Group Holding Ltd.	3.400%	12/6/27	690	648
5	Tencent Holdings Ltd.	3.595%	1/19/28	690	656
					2,294
France (2.4%)
[2,8]	AXA SA	5.125%	7/4/43	750	1,000
8	Banque Federative du Credit Mutuel SA	1.250%	1/14/25	2,000	2,374
5	BNP Paribas SA	3.375%	1/9/25	995	944
8	BNP Paribas SA	1.500%	11/17/25	170	196
8	BNP Paribas SA	2.750%	1/27/26	550	667
8	BPCE SA	1.125%	1/18/23	900	1,051
5	BPCE SA	5.700%	10/22/23	400	420
[2,8]	BPCE SA	2.750%	11/30/27	800	974
8	Credit Agricole SA	2.625%	3/17/27	650	776
8	RCI Banque SA	0.750%	9/26/22	625	726
8	RCI Banque SA	1.375%	3/8/24	575	675
8	Societe Generale SA	1.000%	4/1/22	600	699
8	Total Capital Canada Ltd.	1.875%	7/9/20	1,300	1,565
					12,067
Germany (2.4%)
5	Bayer US Finance II LLC	4.250%	12/15/25	565	564
8	Daimler AG	0.875%	1/12/21	3,100	3,663
10	E.ON International Finance BV	5.875%	10/30/37	200	352
8	E.ON SE	1.625%	5/22/29	620	725
10	innogy Finance BV	4.750%	1/31/34	500	771
5	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	800	789
8	Volkswagen International Finance NV	2.000%	1/14/20	1,600	1,906
8	Volkswagen International Finance NV	1.875%	3/30/27	1,200	1,377
8	Volkswagen Leasing GmbH	2.625%	1/15/24	525	652
8	Vonovia Finance BV	1.750%	1/25/27	1,000	1,159
					11,958
Hong Kong (0.2%)
5	CK Hutchison International 17 II Ltd.	2.750%	3/29/23	975	937

14

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Japan (0.5%)
12	Toyota Finance Australia Ltd.	2.500%	12/7/20	2,075	1,489
8	Toyota Motor Credit Corp.	1.800%	7/23/20	775	932
					2,421
Mexico (0.6%)
8	America Movil SAB de CV	4.125%	10/25/19	700	851
	America Movil SAB de CV	6.375%	3/1/35	425	503
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	650	653
5	Infraestructura Energetica Nova SAB de CV	4.875%	1/14/48	1,090	937
					2,944
Netherlands (0.8%)
8	ABN AMRO Bank NV	2.500%	11/29/23	1,025	1,306
2	ABN AMRO Bank NV	4.400%	3/27/28	600	592
10	Cooperatieve Rabobank UA	4.625%	5/23/29	200	289
	Koninklijke KPN NV	8.375%	10/1/30	700	913
	Shell International Finance BV	4.000%	5/10/46	725	705
					3,805
South Korea (0.0%)
5	SK Telecom Co. Ltd.	3.750%	4/16/23	200	199

Spain (1.2%)
8	Banco de Sabadell SA	0.875%	3/5/23	1,300	1,477
8	CaixaBank SA	1.125%	1/12/23	800	915
8	CaixaBank SA	1.125%	5/17/24	1,100	1,258
8	Telefonica Emisiones SAU	2.242%	5/27/22	800	990
8	Telefonica Emisiones SAU	1.715%	1/12/28	600	681
	Telefonica Emisiones SAU	4.665%	3/6/38	320	304
	Telefonica Emisiones SAU	4.895%	3/6/48	530	503
					6,128
Sweden (0.5%)
8	Skandinaviska Enskilda Banken AB	2.000%	2/19/21	675	823
8	Skandinaviska Enskilda Banken AB	0.300%	2/17/22	1,475	1,719
					2,542
Switzerland (1.7%)
8	Credit Suisse AG	4.750%	8/5/19	2,450	2,972
[2,8]	Credit Suisse Group AG	1.250%	7/17/25	1,225	1,403
5	Roche Holdings Inc.	2.625%	5/15/26	1,300	1,223
[5,7]	UBS AG	2.780%	12/1/20	2,825	2,829
5	UBS AG	4.500%	6/26/48	235	248
					8,675
United Kingdom (3.0%)
	AstraZeneca plc	4.000%	1/17/29	320	318
8	Aviva plc	0.100%	12/13/18	1,125	1,307
5	BAT Capital Corp.	3.222%	8/15/24	675	647
5	BAT Capital Corp.	3.557%	8/15/27	825	773
8	BAT International Finance plc	2.750%	3/25/25	950	1,203
8	BP Capital Markets plc	2.994%	2/18/19	700	824
	BP Capital Markets plc	3.814%	2/10/24	575	583
10	CPUK Finance Ltd.	3.588%	8/28/25	1,200	1,633
8	FCE Bank plc	0.869%	9/13/21	1,050	1,216
10	Heathrow Funding Ltd.	6.750%	12/3/26	550	934
[2,8]	Heathrow Funding Ltd.	1.500%	2/11/32	875	995

15

Global Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
7 HSBC Holdings plc	3.322%	5/18/24	255	255
8 Imperial Brands Finance plc	2.250%	2/26/21	700	850
5 Imperial Brands Finance plc	4.250%	7/21/25	1,000	998
8 London Stock Exchange Group plc	0.875%	9/19/24	600	696
5 Sky plc	3.125%	11/26/22	825	809
Trinity Acquisition plc	4.400%	3/15/26	888	886
				14,927
United States (21.5%)
21st Century Fox America Inc.	6.200%	12/15/34	650	790
Abbott Laboratories	3.400%	11/30/23	875	870
Advocate Health & Hospitals Corp.	3.829%	8/15/28	525	533
Alabama Power Co.	4.300%	7/15/48	275	277
8 Allergan Funding SCS	1.250%	6/1/24	600	687
Allergan Funding SCS	3.800%	3/15/25	550	544
Allergan Funding SCS	4.550%	3/15/35	475	466
Amazon.com Inc.	4.800%	12/5/34	350	383
Amazon.com Inc.	4.250%	8/22/57	275	273
Ameren Illinois Co.	3.800%	5/15/28	430	435
American Electric Power Co. Inc.	3.200%	11/13/27	1,140	1,070
8 American International Group Inc.	1.500%	6/8/23	875	1,043
8 American International Group Inc.	1.875%	6/21/27	1,075	1,250
American Tower Corp.	5.000%	2/15/24	550	576
American Tower Corp.	4.400%	2/15/26	325	326
Amgen Inc.	3.625%	5/22/24	325	327
Amgen Inc.	4.663%	6/15/51	375	373
Andeavor Logistics LP / Tesoro Logistics
Finance Corp.	3.500%	12/1/22	1,325	1,303
Anheuser-Busch InBev Worldwide Inc.	4.375%	4/15/38	180	175
Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	90	88
Anthem Inc.	3.500%	8/15/24	325	319
Anthem Inc.	4.101%	3/1/28	665	654
Anthem Inc.	4.375%	12/1/47	400	378
Apple Inc.	2.750%	1/13/25	645	622
5 AT&T Inc.	4.100%	2/15/28	1,535	1,484
5 AT&T Inc.	4.900%	8/15/37	500	479
AutoZone Inc.	3.700%	4/15/22	720	725
Bank of America Corp.	3.300%	1/11/23	700	693
2 Bank of America Corp.	3.593%	7/21/28	1,550	1,485
2 Bank of America Corp.	4.271%	7/23/29	685	690
7 Bank of New York Mellon Corp.	3.389%	10/30/23	505	514
BB&T Corp.	3.200%	9/3/21	535	533
BB&T Corp.	3.700%	6/5/25	805	807
Berkshire Hathaway Energy Co.	5.150%	11/15/43	10	11
Brandywine Operating Partnership LP	3.950%	11/15/27	800	765
Broadcom Corp. / Broadcom Cayman
Finance Ltd.	3.625%	1/15/24	850	822
5 Brooklyn Union Gas Co.	4.273%	3/15/48	1,060	1,060
Capital One Financial Corp.	4.200%	10/29/25	1,000	987
Cardinal Health Inc.	4.500%	11/15/44	350	314
5 Cargill Inc.	4.760%	11/23/45	400	438
Catholic Health Initiatives Colorado GO	4.200%	8/1/23	895	915
Celgene Corp.	3.250%	8/15/22	1,300	1,286
Charter Communications Operating LLC /
Charter Communications Operating Capital	6.384%	10/23/35	500	531

16

Global Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Citigroup Inc.	2.700%	3/30/21	425	419
Citigroup Inc.	4.600%	3/9/26	650	656
2 Citigroup Inc.	3.520%	10/27/28	2,605	2,463
Citigroup Inc.	4.750%	5/18/46	70	69
Comcast Corp.	6.500%	11/15/35	775	938
Comcast Corp.	4.000%	3/1/48	20	18
Comcast Corp.	3.999%	11/1/49	60	54
Comcast Corp.	4.049%	11/1/52	10	9
Commonwealth Edison Co.	3.650%	6/15/46	45	42
Commonwealth Edison Co.	4.000%	3/1/48	265	260
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	90	114
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	325	333
Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	310	311
5 Cox Communications Inc.	4.600%	8/15/47	850	785
Crown Castle International Corp.	3.800%	2/15/28	1,035	988
CSX Corp.	4.300%	3/1/48	405	394
CVS Health Corp.	4.100%	3/25/25	1,370	1,372
CVS Health Corp.	2.875%	6/1/26	1,325	1,217
CVS Health Corp.	5.125%	7/20/45	170	174
Devon Energy Corp.	3.250%	5/15/22	700	689
Dignity Health California GO	3.812%	11/1/24	659	661
Dignity Health California GO	4.500%	11/1/42	202	193
Discover Bank	4.200%	8/8/23	700	707
Dominion Energy Gas Holdings LLC	4.600%	12/15/44	625	629
Duke Energy Carolinas LLC	3.700%	12/1/47	120	111
Duke Energy Progress LLC	4.100%	3/15/43	725	720
Duke Energy Progress LLC	4.200%	8/15/45	350	350
Energy Transfer LP	4.900%	3/15/35	975	919
Enterprise Products Operating LLC	3.900%	2/15/24	650	657
Enterprise Products Operating LLC	4.250%	2/15/48	340	318
EQT Midstream Partners LP	4.750%	7/15/23	1,100	1,111
5 ERAC USA Finance LLC	4.500%	2/15/45	675	639
Eversource Energy	3.300%	1/15/28	375	357
FedEx Corp.	3.300%	3/15/27	350	335
FirstEnergy Corp.	3.900%	7/15/27	825	805
Ford Motor Credit Co. LLC	3.096%	5/4/23	1,150	1,078
GE Capital International Funding Co.
Unlimited Co.	4.418%	11/15/35	575	552
General Dynamics Corp.	2.875%	5/11/20	905	905
General Motors Co.	4.200%	10/1/27	550	528
General Motors Financial Co. Inc.	3.450%	4/10/22	1,535	1,509
Georgia Power Co.	4.300%	3/15/42	1,130	1,092
Goldman Sachs Group Inc.	2.625%	4/25/21	700	687
2 Goldman Sachs Group Inc.	3.272%	9/29/25	1,425	1,369
2 Goldman Sachs Group Inc.	3.814%	4/23/29	235	225
2 Goldman Sachs Group Inc.	4.223%	5/1/29	635	630
Goldman Sachs Group Inc.	4.750%	10/21/45	300	305
HCP Inc.	4.000%	6/1/25	475	470
Humana Inc.	2.900%	12/15/22	720	699
International Paper Co.	4.350%	8/15/48	475	436
John Deere Capital Corp.	3.450%	3/13/25	1,080	1,081
8 JPMorgan Chase & Co.	3.875%	9/23/20	1,400	1,755
2 JPMorgan Chase & Co.	3.782%	2/1/28	700	684
2 JPMorgan Chase & Co.	3.964%	11/15/48	975	901

17

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Kaiser Foundation Hospitals	4.875%	4/1/42	55	61
	Kaiser Foundation Hospitals	4.150%	5/1/47	315	320
5	KeySpan Gas East Corp.	2.742%	8/15/26	500	465
10	Kraft Heinz Foods Co.	4.125%	7/1/27	550	766
	Kraft Heinz Foods Co.	4.375%	6/1/46	795	694
	Kroger Co.	3.850%	8/1/23	1,175	1,185
	Lockheed Martin Corp.	4.700%	5/15/46	307	326
	Lockheed Martin Corp.	4.090%	9/15/52	118	112
	Medtronic Inc.	3.150%	3/15/22	675	673
	Memorial Sloan-Kettering Cancer Center
	New York GO	4.125%	7/1/52	184	185
	Mercy Health	3.555%	8/1/27	535	514
5	Metropolitan Life Global Funding I	3.000%	9/19/27	700	658
	Microsoft Corp.	3.700%	8/8/46	1,275	1,228
	MidAmerican Energy Co.	4.250%	5/1/46	10	10
8	Molson Coors Brewing Co.	1.250%	7/15/24	1,175	1,353
	Morgan Stanley	2.750%	5/19/22	700	682
	Morgan Stanley	3.125%	7/27/26	2,100	1,968
2	Morgan Stanley	3.772%	1/24/29	215	208
	Mylan NV	3.950%	6/15/26	790	748
	National Retail Properties Inc.	3.900%	6/15/24	400	396
	National Rural Utilities Cooperative
	Finance Corp.	2.950%	2/7/24	475	458
5	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	280	259
	Oglethorpe Power Corp.	4.550%	6/1/44	20	20
	Oglethorpe Power Corp.	4.250%	4/1/46	81	77
	Oglethorpe Power Corp.	5.250%	9/1/50	250	271
	Omnicom Group Inc.	3.650%	11/1/24	350	341
	Oracle Corp.	3.400%	7/8/24	700	699
	Oracle Corp.	3.250%	11/15/27	285	276
	Oracle Corp.	4.000%	11/15/47	265	254
	Pacific Gas & Electric Co.	2.950%	3/1/26	210	190
	Pacific Gas & Electric Co.	6.050%	3/1/34	375	419
	Pacific Gas & Electric Co.	5.800%	3/1/37	877	968
	Pacific Gas & Electric Co.	6.250%	3/1/39	185	210
	Pacific Gas & Electric Co.	5.400%	1/15/40	155	165
	Pacific Gas & Electric Co.	5.125%	11/15/43	125	129
5	Penske Truck Leasing Co. LP /
	PTL Finance Corp.	4.250%	1/17/23	1,125	1,139
5	Penske Truck Leasing Co. LP /
	PTL Finance Corp.	3.950%	3/10/25	715	707
8	Philip Morris International Inc.	2.125%	5/30/19	1,750	2,065
	Philip Morris International Inc.	2.500%	11/2/22	700	674
8	Philip Morris International Inc.	2.875%	3/3/26	500	648
	PNC Bank NA	3.250%	1/22/28	990	951
2	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	245	234
	Santander Holdings USA Inc.	3.700%	3/28/22	1,700	1,686
5	SBA Tower Trust	2.877%	7/9/21	885	866
5	SBA Tower Trust	3.448%	3/15/23	755	750
	Sierra Pacific Power Co.	2.600%	5/1/26	180	166
	South Carolina Electric & Gas Co.	3.500%	8/15/21	585	584
	South Carolina Electric & Gas Co.	4.250%	8/15/28	690	691
	South Carolina Electric & Gas Co.	5.300%	5/15/33	129	139
	South Carolina Electric & Gas Co.	5.450%	2/1/41	250	271

18

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	South Carolina Electric & Gas Co.	4.600%	6/15/43	280	283
	South Carolina Electric & Gas Co.	4.100%	6/15/46	30	28
	Southern California Edison Co.	3.700%	8/1/25	30	30
	Southern California Edison Co.	3.900%	3/15/43	8	7
	Southern California Edison Co.	4.000%	4/1/47	5	5
	Southern California Edison Co.	4.125%	3/1/48	675	654
	Southwestern Public Service Co.	3.700%	8/15/47	26	24
[2,5]	Sprint Spectrum Co LLC /
	Sprint Spectrum Co II LLC /
	Sprint Spectrum Co III LLC	4.738%	3/20/25	1,100	1,100
	SSM Health Care Corp.	3.823%	6/1/27	380	379
	Stanford Health Care	3.795%	11/15/48	55	53
	Starbucks Corp.	4.500%	11/15/48	335	330
	SunTrust Bank	3.300%	5/15/26	550	522
	Synchrony Bank	3.000%	6/15/22	550	529
5	Teachers Insurance & Annuity Assn.
	of America	4.900%	9/15/44	1,010	1,082
8	Thermo Fisher Scientific Inc.	1.400%	1/23/26	475	556
	Time Warner Inc.	3.600%	7/15/25	950	913
2	United Airlines 2018-1 Class B
	Pass Through Trust	4.600%	3/1/26	75	75
8	United Technologies Corp.	1.150%	5/18/24	395	463
	United Technologies Corp.	3.950%	8/16/25	310	312
	UnitedHealth Group Inc.	3.850%	6/15/28	415	419
	UnitedHealth Group Inc.	4.625%	7/15/35	220	236
	UnitedHealth Group Inc.	4.200%	1/15/47	80	81
	UnitedHealth Group Inc.	4.250%	6/15/48	465	467
	Verizon Communications Inc.	3.500%	11/1/24	350	345
	Verizon Communications Inc.	4.522%	9/15/48	1,675	1,579
	Verizon Communications Inc.	4.672%	3/15/55	275	251
	Viacom Inc.	4.250%	9/1/23	875	879
8	Wells Fargo & Co.	2.250%	9/3/20	2,625	3,184
	Wells Fargo & Co.	4.300%	7/22/27	325	325
	Wells Fargo & Co.	4.750%	12/7/46	700	699
	Welltower Inc.	4.000%	6/1/25	325	323
					108,016
Total Corporate Bonds (Cost $188,460)					181,915
Sovereign Bonds (10.4%)
Australia (0.3%)
12	Commonwealth of Australia	2.250%	11/21/22	1,185	857
12	Commonwealth of Australia	2.750%	11/21/27	160	117
12	Commonwealth of Australia	2.250%	5/21/28	420	295
					1,269
Canada (1.4%)
11	Canada	0.750%	3/1/21	2,725	2,020
11	Canada	1.500%	6/1/23	375	279
11	Canada	2.000%	9/1/23	700	532
11	Canada	2.750%	12/1/48	275	233
[5,11] Canada Housing Trust No 1		2.350%	9/15/23	1,110	846
11	City of Toronto	3.200%	8/1/48	1,000	754
11	Province of Ontario	2.900%	6/2/28	1,815	1,390
13	Province of Ontario	0.250%	6/28/29	1,075	1,085
					7,139

19

Global Wellesley Income Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Chile (0.1%)
	Corp. Nacional del Cobre de Chile	3.625%	8/1/27	800	762

China (0.7%)
5	Sinopec Group Overseas Development
	2017 Ltd.	3.000%	4/12/22	1,225	1,194
5	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	2,485	2,412
					3,606
France (1.0%)
8	Electricite de France SA	1.875%	10/13/36	700	736
8	Electricite de France SA	4.500%	11/12/40	1,150	1,723
8	RTE Reseau de Transport d’Electricite SA	2.875%	9/12/23	1,900	2,476
					4,935
Ireland (0.5%)
8	ESB Finance Ltd.	3.494%	1/12/24	2,075	2,766

Japan (2.6%)
14	Japan	0.100%	9/20/27	769,900	6,944
14	Japan	0.100%	12/20/27	314,100	2,830
14	Japan	0.100%	6/20/28	71,100	639
	Japan Bank for International Cooperation	2.250%	2/24/20	550	545
14	Japan Treasury Discount Bill	0.000%	10/29/18	210,000	1,890
					12,848
Mexico (0.6%)
8	Petroleos Mexicanos	3.750%	2/21/24	2,350	2,796
5	Petroleos Mexicanos	6.350%	2/12/48	325	290
					3,086
Qatar (0.6%)
5	State of Qatar	2.375%	6/2/21	1,850	1,797
5	State of Qatar	3.875%	4/23/23	785	787
5	State of Qatar	5.103%	4/23/48	285	291
					2,875
Saudi Arabia (0.6%)
5	Kingdom of Saudi Arabia	2.875%	3/4/23	3,280	3,159

Singapore (0.1%)
5	Temasek Financial I Ltd.	3.625%	8/1/28	530	535

Switzerland (0.1%)
5	Syngenta Finance NV	5.182%	4/24/28	315	303

United Arab Emirates (0.3%)
	Emirate of Abu Dhabi	3.125%	10/11/27	1,435	1,355

United Kingdom (1.5%)
10	United Kingdom	1.750%	7/22/19	1,435	1,877
10	United Kingdom	1.500%	1/22/21	955	1,259
10	United Kingdom	0.500%	7/22/22	775	988
10	United Kingdom	1.250%	7/22/27	445	573
10	United Kingdom	3.500%	1/22/45	1,675	2,945
					7,642
Total Sovereign Bonds (Cost $53,583)					52,280

20

Global Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Taxable Municipal Bonds (1.6%)
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.907%	10/1/50	85	125
California GO	7.550%	4/1/39	420	623
California GO	7.350%	11/1/39	135	191
California GO	7.625%	3/1/40	25	37
Chicago IL Transit Authority	6.300%	12/1/21	85	89
Chicago IL Transit Authority Transfer Tax
Receipts Revenue	6.899%	12/1/40	425	547
Georgia Municipal Electric Power Authority
Revenue	6.637%	4/1/57	185	226
Illinois GO	5.100%	6/1/33	1,240	1,197
15 Kansas Development Finance Authority	5.371%	5/1/26	960	1,026
Kansas Development Finance Authority
Revenue	4.927%	4/15/45	350	382
North Texas Tollway Authority System
Revenue	6.718%	1/1/49	150	215
Port Authority of New York & New Jersey
Revenue	4.458%	10/1/62	310	330
San Jose CA Redevelopment Agency
Successor Agency Tax Allocation	3.375%	8/1/34	240	229
South Carolina Public Service Authority
Revenue	2.388%	12/1/23	1,425	1,335
South Carolina Public Service Authority
Revenue	6.454%	1/1/50	255	338
State of Connecticut	2.990%	1/15/23	835	816
University of California Regents Medical
Center Revenue	6.548%	5/15/48	225	300
Total Taxable Municipal Bonds (Cost $8,256)				8,006

			Shares
Common Stocks (37.5%)
Australia (0.4%)
Sydney Airport			362,662	1,883

Belgium (0.6%)
Anheuser-Busch InBev SA/NV			33,959	3,166

Canada (0.5%)
TransCanada Corp.			56,031	2,386

China (1.0%)
China Longyuan Power Group Corp. Ltd.			3,210,000	2,705
Jiangsu Expressway Co. Ltd.			1,662,000	2,102
				4,807
Finland (0.5%)
Nokia Oyj			442,280	2,469

France (2.8%)
TOTAL SA			76,381	4,790
SES SA Class A			143,357	2,878
BNP Paribas SA			40,644	2,393

21

Global Wellesley Income Fund

		Market
		Value•
	Shares	($000)
5 Elior Group SA	127,943	2,008
Nexity SA	29,803	1,821
		13,890
Germany (1.3%)
Siemens AG	20,386	2,646
E.ON SE	204,224	2,180
Deutsche Post AG	43,790	1,593
		6,419
Hong Kong (0.4%)
Sands China Ltd.	434,400	2,123

Italy (1.0%)
Assicurazioni Generali SPA	113,173	1,885
Banca Generali SPA	72,932	1,793
Intesa Sanpaolo SPA (Registered)	597,370	1,475
		5,153
Japan (1.4%)
Tokio Marine Holdings Inc.	55,200	2,601
Eisai Co. Ltd.	27,200	2,463
Resona Holdings Inc.	357,100	2,026
		7,090
Netherlands (2.0%)
Unilever NV	90,285	5,192
ING Groep NV	215,848	2,932
* Unibail-Rodamco-Westfield	9,547	2,005
		10,129
Portugal (0.4%)
EDP - Energias de Portugal SA	505,056	1,972

Sweden (1.7%)
Nordea Bank AB	398,016	4,301
Lundin Petroleum AB	67,470	2,345
Millicom International Cellular SA	36,808	2,120
		8,766
Switzerland (2.7%)
Roche Holding AG	21,282	5,277
Zurich Insurance Group AG	12,288	3,741
Novartis AG	29,944	2,484
ABB Ltd.	88,829	2,092
		13,594
Taiwan (0.9%)
Taiwan Semiconductor Manufacturing Co. Ltd.	323,000	2,707
Catcher Technology Co. Ltd.	150,000	1,838
		4,545
United Kingdom (4.8%)
Royal Dutch Shell plc Class B	175,904	5,823
AstraZeneca plc	73,703	5,563
British American Tobacco plc	93,083	4,501
Rio Tinto plc	48,578	2,307
IG Group Holdings plc	163,130	1,916
SSE plc	116,119	1,887
BT Group plc	666,440	1,881
		23,878

22

Global Wellesley Income Fund

				Market
				Value•
			Shares	($000)
United States (15.1%)
Wells Fargo & Co.			87,122	5,095
Chevron Corp.			40,310	4,775
Cisco Systems Inc.			96,223	4,597
QUALCOMM Inc.			63,603	4,370
Verizon Communications Inc.			70,044	3,808
Intel Corp.			77,451	3,751
Bristol-Myers Squibb Co.			55,780	3,378
Philip Morris International Inc.			41,556	3,237
International Paper Co.			62,680	3,206
DowDuPont Inc.			42,779	3,000
Citigroup Inc.			39,643	2,824
Kinder Morgan Inc.			157,676	2,791
Park Hotels & Resorts Inc.			78,715	2,633
Eaton Corp. plc			31,493	2,618
JPMorgan Chase & Co.			21,969	2,517
LyondellBasell Industries NV Class A			21,422	2,416
MetLife Inc.			52,027	2,388
Caterpillar Inc.			16,990	2,359
Edison International			35,726	2,348
PNC Financial Services Group Inc.			16,142	2,317
Brixmor Property Group Inc.			121,902	2,221
Maxim Integrated Products Inc.			33,632	2,034
Newell Brands Inc.			93,375	2,028
Marsh & McLennan Cos. Inc.			23,141	1,958
Weyerhaeuser Co.			52,818	1,833
L Brands Inc.			44,695	1,181
				75,683
Total Common Stocks (Cost $191,729)				187,953

			Face
		Maturity	Amount
	Coupon	Date	($000)
Temporary Cash Investments (4.0%)
U. S. Government and Agency Obligations (1.1%)
United States Treasury Bill	1.941%	10/11/18	2,500	2,495
United States Treasury Bill	1.969%	10/25/18	2,750	2,742
				5,237

			Shares
Money Market Fund (2.9%)
16 Vanguard Market Liquidity Fund	2.153%		146,311	14,634
Total Temporary Cash Investments (Cost $19,868)				19,871
Total Investments (100.6%) (Cost $516,774)				504,262

23

Global Wellesley Income Fund

Amount
($000)
Other Assets and Liabilities (-0.6%)
Other Assets
Investment in Vanguard	26
Receivables for Accrued Income	3,363
Receivables for Capital Shares Issued	257
Variation Margin Receivable—Futures Contracts	131
Unrealized Appreciation—Forward Currency Contracts	240
Other Assets	847
Total Other Assets	4,864
Liabilities
Payables for Investment Securities Purchased	(6,370)
Payables for Capital Shares Redeemed	(838)
Payables to Vanguard	(54)
Payables to Investment Advisor	(153)
Variation Margin Payable—Futures Contracts	(25)
Unrealized Depreciation—Forward Currency Contracts	(253)
Other Liabilities	(209)
Total Liabilities	(7,902)
Net Assets (100%)	501,224

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	507,097
Undistributed Net Investment Income	3,154
Accumulated Net Realized Gains	3,391
Unrealized Appreciation (Depreciation)
Investment Securities	(12,512)
Futures Contracts	125
Forward Currency Contracts	(13)
Foreign Currencies	(18)
Net Assets	501,224

Investor Shares—Net Assets
Applicable to 4,676,786 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	92,915
Net Asset Value Per Share—Investor Shares	$19.87

24

Global Wellesley Income Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 16,437,602 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	408,309
Net Asset Value Per Share—Admiral Shares	$24.84

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of
August 31, 2018.
4 Securities with a value of $558,000 have been segregated as initial margin for open futures contracts.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, the aggregate value of these securities was $59,507,000, representing 11.9% of net assets.
6 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
7 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
8 Face amount denominated in euro.
9 Adjustable-rate security.
10 Face amount denominated in British pounds.
11 Face amount denominated in Canadian dollars.
12 Face amount denominated in Australian dollars.
13 Face amount denominated in Swiss francs.
14 Face amount denominated in Japanese yen.
15 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
GO—General Obligation Bond.
REMICs—Real Estate Mortgage Investment Conduits.

25

Global Wellesley Income Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
5-Year U. S. Treasury Note	December 2018	130	14,742	15
Euro-Bund	September 2018	52	9,855	112
Long Gilt	December 2018	15	2,379	(1)
Euro-Buxl	September 2018	12	2,490	43
				169

Short Futures Contracts
10-Year U.S. Treasury Note	December 2018	(158)	(19,002)	(35)
Euro-Schatz	September 2018	(51)	(6,630)	—
Ultra 10-Year U.S. Treasury Note	December 2018	(39)	(4,994)	(12)
Ultra Long U.S. Treasury Bond	December 2018	(16)	(2,549)	6
Euro-Bobl	September 2018	(4)	(614)	(3)
				(44)
				125

26

Global Wellesley Income Fund

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs International	9/28/18	EUR	594	USD	697	(6)
Goldman Sachs International	9/28/18	USD	68,887	EUR	59,328	(121)
J.P. Morgan Chase Bank N.A.	9/28/18	USD	12,741	GBP	9,893	(100)
Goldman Sachs International	9/28/18	USD	9,816	JPY	1,089,369	(8)
Goldman Sachs International	9/28/18	USD	6,055	CAD	7,884	11
Bank of America N.A.	9/28/18	USD	2,803	AUD	3,821	57
Goldman Sachs International	9/19/18	USD	2,539	GBP	1,895	80
J.P. Morgan Securities LLC	9/19/18	USD	2,010	EUR	1,690	46
Goldman Sachs International	9/19/18	USD	2,000	EUR	1,690	35
J.P. Morgan Chase Bank N.A.	10/29/18	USD	1,902	JPY	210,000	4
J.P. Morgan Chase Bank N.A.	9/28/18	USD	1,072	CHF	1,052	(17)
J.P. Morgan Chase Bank N.A.	9/28/18	USD	774	CAD	1,000	7
J.P. Morgan Chase Bank N.A.	9/28/18	USD	640	JPY	71,135	(1)
						(13)
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At August 31, 2018, the counterparties had deposited in segregated accounts securities with a value of $414,000 and cash of $470,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Global Wellesley Income Fund

Statement of Operations

October 18, 2017[1] to
August31,2018
($000)
Investment Income
Income
Dividends [2]	6,283
Interest [3]	5,875
Securities Lending—Net	42
Total Income	12,200
Expenses
Investment Advisory Fees—Note B	471
The Vanguard Group—Note C
Management and Administrative—Investor Shares	214
Management and Administrative—Admiral Shares	587
Marketing and Distribution—Investor Shares	16
Marketing and Distribution—Admiral Shares	23
Custodian Fees	51
Auditing Fees	17
Shareholders’ Reports—Investor Shares	5
Shareholders’ Reports—Admiral Shares	1
Trustees’ Fees and Expenses	1
Total Expenses	1,386
Expenses Paid Indirectly	(50)
Net Expenses	1,336
Net Investment Income	10,864
Realized Net Gain (Loss)
Investment Securities Sold [3]	(604)
Futures Contracts	836
Forward Currency Contracts	4,004
Foreign Currencies	44
Realized Net Gain (Loss)	4,280
Change in Unrealized Appreciation (Depreciation)
Investment Securities [3]	(12,512)
Futures Contracts	125
Forward Currency Contracts	(13)
Foreign Currencies	(18)
Change in Unrealized Appreciation (Depreciation)	(12,418)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,726

1 Commencement of subscription period for the fund.
2 Dividends are net of foreign withholding taxes of $444,000.
3 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $233,000, $2,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.

28

Global Wellesley Income Fund

Statement of Changes in Net Assets

October 18, 2017[1] to
August 31, 2018
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,864
Realized Net Gain (Loss)	4,280
Change in Unrealized Appreciation (Depreciation)	(12,418)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,726
Distributions
Net Investment Income
Investor Shares	(1,499)
Admiral Shares	(6,250)
Realized Capital Gain
Investor Shares	—
Admiral Shares	—
Total Distributions	(7,749)
Capital Share Transactions
Investor Shares	93,990
Admiral Shares	412,257
Net Increase (Decrease) from Capital Share Transactions	506,247
Total Increase (Decrease)	501,224
Net Assets
Beginning of Period	—
End of Period[2]	501,224

1 Commencement of subscription period for the fund.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,154,000.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Global Wellesley Income Fund

Financial Highlights

Investor Shares
October 18, 2017[1] to
For a Share Outstanding Throughout the Period	August 31, 2018
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income[2]	.443
Net Realized and Unrealized Gain (Loss) on Investments	(.269)
Total from Investment Operations	.174
Distributions
Dividends from Net Investment Income	(.304)
Distributions from Realized Capital Gains	—
Total Distributions	(. 304)
Net Asset Value, End of Period	$19.87

Total Return[3]	0.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$93
Ratio of Total Expenses to Average Net Assets	0.43%[4,5]
Ratio of Net Investment Income to Average Net Assets	2.68%[5]
Portfolio Turnover Rate	39%

1 Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash.
Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $20.00.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.42%.
5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Global Wellesley Income Fund

Financial Highlights

Admiral Shares
October 18, 2017[1] to
For a Share Outstanding Throughout the Period	August 31, 2018
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income[2]	.577
Net Realized and Unrealized Gain (Loss) on Investments	(.341)
Total from Investment Operations	. 236
Distributions
Dividends from Net Investment Income	(.396)
Distributions from Realized Capital Gains	—
Total Distributions	(. 396)
Net Asset Value, End of Period	$24.84

Total Return[3]	0.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$408
Ratio of Total Expenses to Average Net Assets	0.33%[4,5]
Ratio of Net Investment Income to Average Net Assets	2.78%[5]
Portfolio Turnover Rate	39%

1 Subscription period for the fund was October 18, 2017, to November 1, 2017, during which time all assets were held in cash.
Performance measurement began November 2, 2017, the first business day after the subscription period, at a net asset value of $25.00.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.32%.
5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Global Wellesley Income Fund

Notes to Financial Statements

Vanguard Global Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The

32

Global Wellesley Income Fund

primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended August 31, 2018, the fund’s average investments in long and short futures contracts represented 3% and 8% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

33

Global Wellesley Income Fund

During the period ended August 31, 2018, the fund’s average investment in forward currency contracts represented 25% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

6. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period ended August 31, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

8. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees

34

Global Wellesley Income Fund

charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the period ended August 31, 2018, the investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets. In accordance with the advisory contract entered into with Wellington Management Company LLP, beginning December 1, 2018, the basic fee will be subject to quarterly adjustments based on the fund’s performance relative to a combined index comprising the Bloomberg Barclays Fixed Income Composite Index and the FTSE High Dividend Yield Index (net of tax) since December 1, 2017.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees, and are generally settled twice a month.

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Global Wellesley Income Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $26,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the period ended August 31, 2018, custodian fee offset arrangements reduced the fund’s expenses by $50,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	32,398	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	21,839	—
Corporate Bonds	—	181,915	—
Sovereign Bonds	—	52,280	—
Taxable Municipal Bonds	—	8,006	—
Common Stocks	78,070	109,883	—
Temporary Cash Investments	14,634	5,237	—
Futures Contracts—Assets[1]	131	—	—
Futures Contracts—Liabilities[1]	(25)	—	—
Forward Currency Contracts—Assets	—	240	—
Forward Currency Contracts—Liabilities	—	(253)	—
Total	92,810	411,545	—
1 Represents variation margin on the last day of the reporting period.

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Global Wellesley Income Fund

F. At August 31, 2018, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	131	—	131
Unrealized Appreciation—Forward Currency Contracts	—	240	240
Total Assets	131	240	371

Variation Margin Payable—Futures Contracts	(25)	—	(25)
Unrealized Depreciation —Forward Currency Contracts	—	(253)	(253)
Total Liabilities	(25)	(253)	(278)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the period ended August 31, 2018, were:

Interest Rate		Currency
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	836	—	836
Forward Currency Contracts	—	4,004	4,004
Realized Net Gain (Loss) on Derivatives	836	4,004	4,840

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	125	—	125
Forward Currency Contracts	—	(13)	(13)
Change in Unrealized Appreciation (Depreciation) on Derivatives	125	(13)	112

G. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	850
Undistributed (Overdistributed) net investment income	39
Accumulated net realized gains (losses)	(889)

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Global Wellesley Income Fund

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and straddles; the realization of unrealized gains or losses on certain futures contracts and forward currency contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	4,853
Undistributed long-term gains	2,026
Capital loss carryforwards (non-expiring)	—
Net unrealized gains (losses)	(12,752)

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	516,996
Gross unrealized appreciation	9,304
Gross unrealized depreciation	(22,038)
Net unrealized appreciation (depreciation)	(12,734)

H. During the period ended August 31, 2018, the fund purchased $549,882,000 of investment securities and sold $102,632,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $109,107,000 and $75,574,000, respectively.

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Global Wellesley Income Fund

I. Capital share transactions for each class of shares were:

	October 18, 20171 to
	August 31, 2018
	Amount	Shares
	($000)	(000)
Investor Shares
Issued	167,104	8,345
Issued in Lieu of Cash Distributions	1,272	64
Redeemed	(74,386)	(3,732)
Net Increase (Decrease)—Investor Shares	93,990	4,677
Admiral Shares
Issued	596,215	23,834
Issued in Lieu of Cash Distributions	5,296	214
Redeemed	(189,254)	(7,610)
Net Increase (Decrease) —Admiral Shares	412,257	16,438
1 Commencement of subscription period for the fund.

J. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Global Wellesley Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Vanguard Global Wellesley Income Fund (one of the funds constituting Vanguard World Fund, referred to hereafter as the “Fund”) as of August 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 18, 2017 (commencement of operations) through August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the period October 18, 2017 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

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Special 2018 tax information (unaudited) for Vanguard Global Wellesley Income Fund

This information for the fiscal period ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $489,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal period.

The fund distributed $2,880,000 of qualified dividend income to shareholders during the fiscal period.

For corporate shareholders, 12.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Wellesley Income Fund	2/28/2018	8/31/2018	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,011.53	$2.18
Admiral Shares	1,000.00	1,011.86	1.67
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.04	$2.19
Admiral Shares	1,000.00	1,023.54	1.68

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for the period are 0.43% for Investor Shares and 0.33% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

44

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Global Wellesley Income Composite Index: Weighted 65% Bloomberg Barclays Fixed Income Composite Index (composed of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged)), and 35% FTSE Developed High Dividend Yield Index (net of tax).

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The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays Fixed Income Composite Index, which is composed of 80% Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), 10% Bloomberg Barclays Global Aggregate Treasury Index (USD Hedged), and 10% Bloomberg Barclays Global Aggregate Securitized Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Global Wellesley Income Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Global Wellesley Income Fund. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Global Wellesley Income Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Global Wellesley Income Fund or the owners of the Global Wellesley Income Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Global Wellesley Income Fund. Investors acquire the Global Wellesley Income Fund from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Global Wellesley Income Fund. The Global Wellesley Income Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Global Wellesley Income Fund or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Global Wellesley Income Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Global Wellesley Income Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Global Wellesley Income Fund or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Global Wellesley Income Fund.

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The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Global Wellesley Income Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Global Wellesley Income Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES

OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY

OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE VANGUARD GLOBAL WELLESLEY INCOME FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q14960 102018

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the
Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: JoAnn Heffernan
Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2018: $638,000
Fiscal Year Ended August 31, 2017: $599,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2018: $9,734,277
Fiscal Year Ended August 31, 2017: $8,424,459

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2018: $5,581,336
Fiscal Year Ended August 31, 2017: $3,194,093

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard
Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended August 31, 2018: $347,985
Fiscal Year Ended August 31, 2017: $274,313

Includes fees billed in connection with tax compliance, planning, and advice services provided to the
Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended August 31, 2018: $0
Fiscal Year Ended August 31, 2017: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard
Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the
Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2018: $347,985
Fiscal Year Ended August 31, 2017: $274,313

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-
audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange
Act”). The Registrant has a separately-designated standing audit committee established in accordance with
Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: JoAnn Heffernan
Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers
concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s
Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

By:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: October 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

By:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: October 19, 2018

VANGUARD WORLD FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: October 19, 2018

Date:

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number 33-32216,
Incorporated by Reference.